UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

APR 04.30.24

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2024

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2024.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF April 30, 2024 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	10.23%	4.82%

Class A Shares	10.01%	4.61%

Class C Shares	9.74%	3.86%

Advisor Class Shares[2]	10.29%	5.00%

Class R Shares[3]	9.98%	4.37%

Class K Shares[3]	10.17%	4.69%

Class I Shares[2]	10.38%	5.14%

Class Z Shares[2]	10.26%	5.04%

MSCI AC World Commodity Producers Index (net)	12.34%	9.34%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Effective May 20, 2024, Class R and Class K were liquidated.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2024.

All share classes of the Fund underperformed the benchmark MSCI AC World Commodity Producers for the six- and 12-month periods, before sales charges. During the six-month period, our overall strategic asset allocation detracted, relative to the benchmark, as commodity futures underperformed commodity producers notably, while the strategy’s strategic allocation to inflation-sensitive equities contributed. Security selection within real estate was additive, as was the Fund’s active currency positioning. With respect to tactical shifts, the Fund’s underweight allocation to real estate investment trusts (REITs) and overweight to inflation sensitive equities contributed.

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For the 12-month period, our strategic asset allocation to REITs and commodity futures detracted as both underperformed commodity producers. In contrast, our strategic allocation and positive security selection within inflation-sensitive equities contributed. The Fund’s tactical underweight to REITs contributed, while a tactical underweight to commodity producers detracted.

The Fund used derivatives for hedging and investments purposes in the form of futures and total return swaps. Currency forwards and total return swaps added for both periods, while futures added for the six-month period and detracted for the 12-month period. Inflation swaps detracted for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended April 30, 2024. During the first half of the period, central banks—led by the US Federal Reserve—reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that triggered bouts of stock market volatility. In October, headwinds from higher Treasury yields, conflict in the Middle East, and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year. But firmer inflation readings for the first quarter of 2024 tempered rate-cut expectations as the Fed’s inflation fight stalled and hopes for an initial rate cut in June were replaced by a resurgence of hawkish higher-for-longer messaging. As the period closed, strong quarterly earnings bolstered by resilient consumer spending helped equity markets recapture some gains. Although emerging-market equity markets also rose during the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on emerging-market performance. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence enthusiasm. Large-cap stocks outperformed small-cap stocks by a wide margin, although both rose in absolute terms.

Inflation assets were generally positive, with the notable exception of commodities, over the six-month period but struggled during the 12-month period ended April 30, 2024. Commodities performance generally disappointed and meaningfully underperformed the commodity producers over both periods. Natural gas remained under significant pressure as US production continued to outpace demand and warmer winters in Europe led to a continued sell off. In the current high interest rate environment, REITs and infrastructure sectors posted negative returns over the 12-month

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period. However, REITs posted positive returns over the trailing six-month period as concerns regarding rising interest rates began to abate, particularly in the fourth quarter of 2023. Elsewhere, inflation swaps were modestly negative over the six-month period but were positive during the 12-month trailing period.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement

(continued on next page)

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them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects to seek exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the

(continued on next page)

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Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	4.82%	4.82%

5 Years	5.89%	5.89%

10 Years	1.14%	1.14%

CLASS A SHARES

1 Year	4.61%	0.16%

5 Years	5.70%	4.79%

10 Years	0.96%	0.52%

CLASS C SHARES

1 Year	3.86%	2.86%

5 Years	4.94%	4.94%

10 Years[2]	0.23%	0.23%

ADVISOR CLASS SHARES[3]

1 Year	5.00%	5.00%

5 Years	5.99%	5.99%

10 Years	1.24%	1.24%

CLASS R SHARES[4]

1 Year	4.37%	4.37%

5 Years	5.40%	5.40%

10 Years	0.70%	0.70%

CLASS K SHARES[4]

1 Year	4.69%	4.69%

5 Years	5.70%	5.70%

10 Years	0.97%	0.97%

CLASS I SHARES[3]

1 Year	5.14%	5.14%

5 Years	6.15%	6.15%

10 Years	1.38%	1.38%

CLASS Z SHARES[3]

1 Year	5.04%	5.04%

5 Years	6.13%	6.13%

10 Years	1.38%	1.38%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 1.27%, 2.03%, 1.02%, 1.67%, 1.36%, 0.93% and 0.94% for Class 1, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratio (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB funds in which the Fund may invest) to 1.55% and 1.30% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2025, and may be extended by the Adviser for additional 12-month terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. This share class does not carry front-end sales charges; therefore, its respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective May 20, 2024, Class R and Class K were liquidated.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	7.51%

5 Years	6.36%

10 Years	1.64%

CLASS A SHARES

1 Year	2.75%

5 Years	5.26%

10 Years	1.03%

CLASS C SHARES

1 Year	5.62%

5 Years	5.43%

10 Years[2]	0.73%

ADVISOR CLASS SHARES[3]

1 Year	7.75%

5 Years	6.49%

10 Years	1.75%

CLASS R SHARES[4]

1 Year	7.20%

5 Years	5.89%

10 Years	1.21%

CLASS K SHARES[4]

1 Year	7.35%

5 Years	6.16%

10 Years	1.47%

CLASS I SHARES[3]

1 Year	7.82%

5 Years	6.61%

10 Years	1.88%

CLASS Z SHARES[3]

1 Year	7.83%

5 Years	6.64%

10 Years	1.89%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective May 20, 2024, Class R and Class K were liquidated.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,100.10	$6.32	1.21%	$6.58	1.26%
Hypothetical**	$1,000	$1,018.85	$6.07	1.21%	$6.32	1.26%
Class C
Actual	$1,000	$1,097.40	$10.22	1.96%	$10.48	2.01%
Hypothetical**	$1,000	$1,015.12	$9.82	1.96%	$10.07	2.01%
Advisor Class
Actual	$1,000	$1,102.90	$5.02	0.96%	$5.28	1.01%
Hypothetical**	$1,000	$1,020.09	$4.82	0.96%	$5.07	1.01%
Class R
Actual	$1,000	$1,099.80	$7.88	1.51%	$8.14	1.56%
Hypothetical**	$1,000	$1,017.35	$7.57	1.51%	$7.82	1.56%
Class K
Actual	$1,000	$1,101.70	$6.58	1.26%	$6.85	1.31%
Hypothetical**	$1,000	$1,018.60	$6.32	1.26%	$6.57	1.31%
Class I
Actual	$1,000	$1,103.80	$4.39	0.84%	$4.66	0.89%
Hypothetical**	$1,000	$1,020.69	$4.22	0.84%	$4.47	0.89%
Class 1
Actual	$1,000	$1,102.30	$5.70	1.09%	$5.96	1.14%
Hypothetical**	$1,000	$1,019.44	$5.47	1.09%	$5.72	1.14%
Class Z
Actual	$1,000	$1,102.60	$4.44	0.85%	$4.70	0.90%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%	$4.52	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $720.6

1	The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2024 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$15,160,650	3.0%

Exxon Mobil Corp.	14,188,615	2.8

Shell PLC	13,171,466	2.6

Equinix, Inc.	11,007,983	2.2

Welltower, Inc.	9,158,314	1.8

Rio Tinto PLC	8,079,097	1.6

Simon Property Group, Inc.	7,489,125	1.5

TotalEnergies SE	6,931,512	1.4

Digital Realty Trust, Inc.	6,374,165	1.3

Equity Residential	6,306,692	1.2

	$97,867,619	19.4%

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following: Austria, Belgium, Brazil, Chile, Denmark, Finland, Ireland, Luxembourg, Mexico, Netherlands, Norway, Russia, South Africa, South Korea, Switzerland and Taiwan.

2	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.9%
Equity Real Estate Investment Trusts (REITs) – 25.7%
Data Center REITs – 2.4%
Digital Realty Trust, Inc.	45,930	$6,374,165
Equinix, Inc.	15,480	11,007,983

		17,382,148

Diversified REITs – 1.9%
Charter Hall Group	128,410	975,175
Covivio SA/France	11,280	561,475
Essential Properties Realty Trust, Inc.	131,550	3,465,027
KDX Realty Investment Corp.(a)	673	663,805
Land Securities Group PLC	280,270	2,265,158
LondonMetric Property PLC	663,550	1,619,667
Merlin Properties Socimi SA	180,980	2,035,871
Stockland	799,550	2,265,218

		13,851,396

Health Care REITs – 2.0%
Aedifica SA	9,460	604,471
Ventas, Inc.	102,440	4,536,043
Welltower, Inc.	96,120	9,158,314

		14,298,828

Hotel & Resort REITs – 1.1%
Hoshino Resorts REIT, Inc.(a)	128	448,070
Invincible Investment Corp.	1,691	757,637
Japan Hotel REIT Investment Corp.	3,538	1,859,210
Park Hotels & Resorts, Inc.	89,660	1,446,216
RLJ Lodging Trust	96,990	1,066,890
Ryman Hospitality Properties, Inc.	25,100	2,647,548

		8,225,571

Industrial REITs – 5.6%
CapitaLand Ascendas REIT	1,429,400	2,707,600
Centuria Industrial REIT(a)	1,169,890	2,388,756
Dream Industrial Real Estate Investment Trust	201,004	1,811,978
Goodman Group	176,150	3,558,164
Mapletree Industrial Trust	456,200	755,392
Mitsui Fudosan Logistics Park, Inc.	475	1,362,702
Nippon Prologis REIT, Inc.	942	1,628,185
Plymouth Industrial REIT, Inc.	75,936	1,585,544
Prologis, Inc.	148,561	15,160,650
Rexford Industrial Realty, Inc.	70,000	2,996,700
Segro PLC	263,090	2,767,213
STAG Industrial, Inc.	46,100	1,585,379
Tritax Big Box REIT PLC	1,062,190	2,006,302

		40,314,565

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Family Residential REITs – 2.7%
Apartment Income REIT Corp.	79,580	$3,054,280
AvalonBay Communities, Inc.	26,730	5,067,206
Comforia Residential REIT, Inc.	600	1,298,845
Equity Residential	97,930	6,306,692
Killam Apartment Real Estate Investment Trust	195,730	2,444,048
UNITE Group PLC (The)	78,490	907,387

		19,078,458

Office REITs – 1.8%
Alexandria Real Estate Equities, Inc.	40,940	4,743,718
Boston Properties, Inc.	44,420	2,749,154
COPT Defense Properties	45,950	1,101,421
Daiwa Office Investment Corp.(a)	232	845,852
Dexus(a)	260,400	1,182,792
Japan Real Estate Investment Corp.	190	644,317
Nippon Building Fund, Inc.(a)	430	1,642,941

		12,910,195

Other Specialized REITs – 1.1%
Iron Mountain, Inc.	44,726	3,467,159
VICI Properties, Inc.	150,710	4,302,771

		7,769,930

Retail REITs – 4.5%
Acadia Realty Trust	200,640	3,467,059
Brixmor Property Group, Inc.	141,310	3,122,951
CapitaLand Integrated Commercial Trust	1,355,660	1,932,487
Crombie Real Estate Investment Trust	94,800	884,887
Frasers Centrepoint Trust	645,600	1,022,654
Japan Metropolitan Fund Invest	982	592,861
Klepierre SA	74,060	1,988,689
Link REIT	345,160	1,478,939
NETSTREIT Corp.(a)	149,706	2,522,546
Phillips Edison & Co., Inc.	36,880	1,205,976
Realty Income Corp.	78,620	4,209,315
Simon Property Group, Inc.	53,292	7,489,125
Vicinity Ltd.	1,874,760	2,295,773

		32,213,262

Self-Storage REITs – 1.4%
Extra Space Storage, Inc.	35,540	4,772,311
Public Storage	20,440	5,303,158

		10,075,469

Single-Family Residential REITs – 1.2%
American Homes 4 Rent – Class A	59,640	2,135,112
Equity LifeStyle Properties, Inc.	15,170	914,599
Invitation Homes, Inc.	88,540	3,028,068
Sun Communities, Inc.	25,497	2,838,326

		8,916,105

		185,035,927

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 10.4%
Coal & Consumable Fuels – 0.3%
Cameco Corp.	33,350	$1,521,706
Paladin Energy Ltd.(b)	21,814	193,594
Uranium Energy Corp.(b)	59,667	402,752

		2,118,052

Integrated Oil & Gas – 6.7%
BP PLC	638,220	4,113,735
Chevron Corp.	30,544	4,925,831
Eni SpA	248,519	3,991,634
Exxon Mobil Corp.	119,968	14,188,615
Gazprom PJSC(b)(c)(d)	818,956	– 0	–
Imperial Oil Ltd.	16,193	1,113,331
LUKOIL PJSC(c)(d)(e)	20,541	– 0	–
Shell PLC	370,520	13,171,466
TotalEnergies SE	95,477	6,931,512

		48,436,124

Oil & Gas Equipment & Services – 0.7%
Saipem SpA(b)	793,315	1,820,443
TechnipFMC PLC	53,560	1,372,207
Vallourec SACA(b)	103,497	1,781,881

		4,974,531

Oil & Gas Exploration & Production – 2.2%
ConocoPhillips	48,647	6,111,036
Coterra Energy, Inc.	38,104	1,042,526
EOG Resources, Inc.	32,818	4,336,242
Hess Corp.	20,513	3,230,592
Woodside Energy Group Ltd.	73,430	1,315,646

		16,036,042

Oil & Gas Refining & Marketing – 0.5%
Ampol Ltd.	29,200	689,523
Cosan SA	65,900	184,022
HF Sinclair Corp.	15,631	847,982
Neste Oyj	2,163	49,033
Parkland Corp.	31,400	967,329
REX American Resources Corp.(b)	10,589	585,889

		3,323,778

		74,888,527

Materials – 7.5%
Aluminum – 0.2%
Norsk Hydro ASA	235,369	1,446,433

Commodity Chemicals – 0.5%
Corteva, Inc.	41,215	2,230,968
Enchem Co., Ltd.(b)	1,034	211,523
Guangzhou Tinci Materials Technology Co., Ltd. – Class A	126,200	364,543

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

LG Chem Ltd.	852	$244,821
Mitsubishi Chemical Group Corp.	68,600	400,203

		3,452,058

Construction Materials – 0.2%
GCC SAB de CV	112,207	1,263,764

Copper – 0.6%
Antofagasta PLC	95,379	2,616,415
Capstone Mining Corp.(b)	261,447	1,809,894

		4,426,309

Diversified Chemicals – 0.1%
BASF SE	4,758	249,303
Sumitomo Chemical Co., Ltd.	352,400	752,889

		1,002,192

Diversified Metals & Mining – 2.5%
Anglo American PLC	76,644	2,504,531
CMOC Group Ltd. – Class H	348,000	326,497
Glencore PLC	645,899	3,758,202
MMC Norilsk Nickel PJSC (ADR)(b)(c)(d)	66,074	– 0	–
Rio Tinto PLC	119,406	8,079,097
Teck Resources Ltd. – Class B	63,005	3,099,216

		17,767,543

Fertilizers & Agricultural Chemicals – 0.4%
CF Industries Holdings, Inc.	18,430	1,455,417
FMC Corp.	9,150	539,941
Nutrien Ltd.	21,466	1,132,761

		3,128,119

Gold – 0.9%
Agnico Eagle Mines Ltd.	37,955	2,403,601
Barrick Gold Corp.	110,524	1,839,119
Endeavour Mining PLC	102,446	2,169,102

		6,411,822

Industrial Gases – 0.2%
Air Liquide SA	1,200	234,694
Air Products and Chemicals, Inc.	2,135	504,586
Linde PLC	1,120	493,875

		1,233,155

Specialty Chemicals – 0.7%
Albemarle Corp.(a)	3,455	415,671
CNGR Advanced Material Co., Ltd. – Class A	53,500	386,018
DSM-Firmenich AG	2,038	228,571
Ecolab, Inc.	2,491	563,340
Ganfeng Lithium Group Co., Ltd – Class A	71,380	346,061
Givaudan SA (REG)	67	286,543

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Johnson Matthey PLC	16,098	$353,224
Novonesis (Novozymes) B	4,206	232,914
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	98,319	250,078
Sherwin-Williams Co. (The)	3,987	1,194,545
Symrise AG	2,070	221,887
Umicore SA	11,413	252,801
Wacker Chemie AG	1,888	202,107

		4,933,760

Steel – 1.2%
APERAM SA	35,366	1,028,323
ArcelorMittal SA	106,673	2,664,995
BlueScope Steel Ltd.	35,633	520,078
Fortescue Ltd.	57,866	959,097
Radius Recycling, Inc.	25,550	445,081
Sims Ltd.(a)	44,846	343,712
Steel Dynamics, Inc.	8,282	1,077,654
Vale SA (Sponsored ADR)	135,771	1,652,333

		8,691,273

		53,756,428

Real Estate Management & Development – 4.7%
Diversified Real Estate Activities – 1.7%
Mitsubishi Estate Co., Ltd.	175,600	3,217,818
Mitsui Fudosan Co., Ltd.	562,600	5,725,615
Sumitomo Realty & Development Co., Ltd.	72,900	2,522,624
Sun Hung Kai Properties Ltd.	101,000	931,721

		12,397,778

Real Estate Development – 0.4%
Sino Land Co., Ltd.	2,932,000	3,134,891

Real Estate Operating Companies – 2.2%
CapitaLand Investment Ltd./Singapore(b)	389,700	753,622
Castellum AB(b)	125,180	1,487,383
Catena AB	28,410	1,243,357
CTP NV	80,699	1,368,953
Fastighets AB Balder – Class B(b)	184,140	1,160,691
LEG Immobilien SE(b)	18,170	1,542,421
PSP Swiss Property AG (REG)	15,640	1,933,438
Shurgard Self Storage Ltd.	25,900	1,061,413
Swire Properties Ltd.	775,400	1,603,656
TAG Immobilien AG(b)	111,500	1,585,270
Vonovia SE	67,214	1,942,218

		15,682,422

Real Estate Services – 0.4%
Stem, Inc.(a)(b)	280,101	515,386
Unibail-Rodamco-Westfield(b)	29,630	2,469,155

		2,984,541

		34,199,632

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Goods – 4.1%
Aerospace & Defense – 0.3%
BAE Systems PLC	18,025	$299,796
General Electric Co.	4,100	663,462
Huntington Ingalls Industries, Inc.	1,334	369,424
Rheinmetall AG	2,102	1,158,296

		2,490,978

Agricultural & Farm Machinery – 0.2%
AGCO Corp.	4,990	569,808
CNH Industrial NV(b)	23,764	268,730
Deere & Co.	1,247	488,088

		1,326,626

Building Products – 0.8%
A O Smith Corp.	6,893	571,016
Advanced Drainage Systems, Inc.	4,130	648,410
Builders FirstSource, Inc.(b)	5,838	1,067,303
Kingspan Group PLC	3,360	298,864
Lennox International, Inc.	2,963	1,373,114
Masco Corp.	15,520	1,062,344
Owens Corning	4,138	696,053

		5,717,104

Construction & Engineering – 0.2%
MasTec, Inc.(b)	6,685	592,893
Quanta Services, Inc.	2,134	551,767

		1,144,660

Construction Machinery & Heavy Transportation Equipment – 0.3%
Alstom SA	11,278	177,832
Cummins, Inc.	2,096	592,099
Daimler Truck Holding AG	3,740	168,660
Volvo AB – Class B	45,844	1,166,876

		2,105,467

Electrical Components & Equipment – 1.4%
ABB Ltd. (REG)	7,809	379,427
Acuity Brands, Inc.	4,402	1,093,017
Array Technologies, Inc.(b)	51,882	640,224
Contemporary Amperex Technology Co., Ltd. – Class A	11,660	326,114
Doosan Fuel Cell Co., Ltd.(b)	8,608	123,033
Ecopro BM Co., Ltd.(b)	1,061	180,354
Eve Energy Co., Ltd. – Class A	88,900	453,381
Fluence Energy, Inc.(a)(b)	32,316	576,518
FuelCell Energy, Inc.(a)(b)	499,718	463,638
GoodWe Technologies Co., Ltd. – Class A	26,967	344,842
Gotion High-tech Co., Ltd. – Class A(b)	129,900	335,283
GS Yuasa Corp.	22,400	422,631

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Legrand SA	3,890	$399,762
Nexans SA	3,956	421,301
NEXTracker, Inc. – Class A(b)	12,775	546,642
Ningbo Ronbay New Energy Technology Co., Ltd. – Class A	84,260	354,021
Plug Power, Inc.(a)(b)	138,661	320,307
Prysmian SpA	13,347	724,186
Schneider Electric SE	1,381	314,887
Signify NV(a)(f)	10,354	282,369
SK IE Technology Co., Ltd.(b)(f)	3,320	140,519
Sungrow Power Supply Co., Ltd. – Class A	27,000	383,429
SunPower Corp.(a)(b)	187,440	386,126
Sunrun, Inc.(b)	41,767	429,782

		10,041,793

Heavy Electrical Equipment – 0.4%
Bloom Energy Corp. – Class A(a)(b)	46,013	512,125
BWX Technologies, Inc.	6,916	662,345
Goldwind Science & Technology Co., Ltd. – Class A	186,900	196,216
NARI Technology Co., Ltd. – Class A	85,570	276,751
NEL ASA(b)	180,589	83,442
Nordex SE(b)	18,157	255,580
Siemens Energy AG(b)	6,433	132,092
Titan Wind Energy Suzhou Co., Ltd. – Class A(b)	354,400	507,385
Vestas Wind Systems A/S(b)	9,686	259,571

		2,885,507

Industrial Conglomerates – 0.2%
DCC PLC	11,441	781,313
Hitachi Ltd.	2,500	230,652
Siemens AG (REG)	1,772	331,955

		1,343,920

Industrial Machinery & Supplies & Components – 0.2%
Chart Industries, Inc.(b)	3,683	530,573
Energy Recovery, Inc.(b)	33,364	497,123
NGK Insulators Ltd.	22,900	311,950
Xylem, Inc./NY	3,801	496,791

		1,836,437

Trading Companies & Distributors – 0.1%
WW Grainger, Inc.	901	830,136

		29,722,628

Semiconductors & Semiconductor Equipment – 2.0%
Semiconductor Materials & Equipment – 0.7%
Applied Materials, Inc.	2,992	594,361
ASML Holding NV	1,133	986,857
BE Semiconductor Industries NV(a)	5,239	695,079

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Enphase Energy, Inc.(b)	4,448	$483,764
GCL Technology Holdings Ltd.	1,671,000	247,497
KLA Corp.	1,969	1,357,212
SolarEdge Technologies, Inc.(b)	6,801	398,879
Xinyi Solar Holdings Ltd.	758,000	521,554

		5,285,203

Semiconductors – 1.3%
Broadcom, Inc.	228	296,462
First Solar, Inc.(b)	2,613	460,672
JA Solar Technology Co., Ltd. – Class A(b)	287,780	564,344
LONGi Green Energy Technology Co., Ltd. – Class A	215,132	538,678
Maxeon Solar Technologies Ltd.(a)(b)	86,349	168,381
NVIDIA Corp.	5,826	5,033,780
QUALCOMM, Inc.	5,527	916,653
Shanghai Aiko Solar Energy Co., Ltd. – Class A	276,800	456,226
Universal Display Corp.	3,524	556,722
Wolfspeed, Inc.(a)(b)	15,515	419,370

		9,411,288

		14,696,491

Software & Services – 1.9%
Application Software – 0.7%
Autodesk, Inc.(b)	5,012	1,066,804
Cadence Design Systems, Inc.(b)	4,312	1,188,517
Constellation Software, Inc./Canada	421	1,083,893
DocuSign, Inc.(b)	5,362	303,489
Dropbox, Inc. – Class A(b)	16,881	390,964
Manhattan Associates, Inc.(b)	4,779	984,761

		5,018,428

Systems Software – 1.2%
Microsoft Corp.	14,138	5,504,348
Oracle Corp.	13,015	1,480,456
ServiceNow, Inc.(b)	1,948	1,350,607
Trend Micro, Inc./Japan	1,700	83,773

		8,419,184

		13,437,612

Pharmaceuticals & Biotechnology – 1.6%
Biotechnology – 0.6%
AbbVie, Inc.	6,484	1,054,558
Amgen, Inc.	2,781	761,827
Incyte Corp.(b)	9,548	496,973
Neurocrine Biosciences, Inc.(b)	3,924	539,707
United Therapeutics Corp.(b)	2,203	516,229
Vertex Pharmaceuticals, Inc.(b)	1,774	696,845

		4,066,139

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Waters Corp.(b)	3,532	$1,091,529

Pharmaceuticals – 0.9%
Eli Lilly & Co.	3,117	2,434,689
GSK PLC	10,452	216,847
Merck & Co., Inc.	13,554	1,751,448
Novo Nordisk A/S – Class B	15,228	1,952,872

		6,355,856

		11,513,524

Financial Services – 1.3%
Asset Management & Custody Banks – 0.3%
Ameriprise Financial, Inc.	2,846	1,171,954
Ares Management Corp. – Class A	8,771	1,167,333

		2,339,287

Consumer Finance – 0.1%
Synchrony Financial	8,837	388,651

Diversified Capital Markets – 0.2%
UBS Group AG (REG)	43,213	1,134,915

Diversified Financial Services – 0.2%
Apollo Global Management, Inc.	10,863	1,177,332
Corebridge Financial, Inc.	10,406	276,383

		1,453,715

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The)	3,319	1,416,250

Multi-Sector Holdings – 0.0%
Eurazeo SE(b)	2,713	244,381

Transaction & Payment Processing Services – 0.3%
Adyen NV(a)(b)	432	517,536
Mastercard, Inc. – Class A	4,148	1,871,578

		2,389,114

		9,366,313

Technology Hardware & Equipment – 1.3%
Communications Equipment – 0.1%
Motorola Solutions, Inc.	3,132	1,062,217

Electronic Components – 0.1%
Samsung SDI Co., Ltd.	868	268,619
Shoals Technologies Group, Inc. – Class A(b)	48,333	408,414

		677,033

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.1%
Itron, Inc.(b)	6,692	$616,467

Technology Distributors – 0.1%
CDW Corp./DE	2,008	485,655

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	30,456	5,187,571
NetApp, Inc.	11,659	1,191,666

		6,379,237

		9,220,609

Utilities – 1.3%
Electric Utilities – 0.5%
Elia Group SA/NV(a)	1,367	131,617
Enel SpA	44,630	293,328
Iberdrola SA(a)	16,850	206,608
Origin Energy Ltd.	147,299	929,665
Orsted AS(b)	2,559	140,638
Redeia Corp. SA	27,153	453,281
SSE PLC	7,492	155,732
Terna – Rete Elettrica Nazionale(a)	71,441	572,379
Verbund AG	5,494	419,693

		3,302,941

Independent Power Producers & Energy Traders – 0.2%
ERG SpA(a)	4,321	116,363
Vistra Corp.	17,370	1,317,341

		1,433,704

Multi-Utilities – 0.1%
E.ON SE	33,592	444,824
National Grid PLC	16,493	216,341

		661,165

Renewable Electricity – 0.5%
Altus Power, Inc.(b)	108,811	399,336
Boralex, Inc. – Class A	21,406	429,628
Brookfield Renewable Corp. – Class A	20,896	485,420
China Longyuan Power Group Corp., Ltd. – Class H	296,000	207,358
Corp. ACCIONA Energias Renovables SA(a)	5,687	115,488
EDP Renovaveis SA(a)	21,560	295,160
Neoen SA(f)	4,979	152,383
NextEra Energy Partners LP	20,231	573,751
Ormat Technologies, Inc.	6,143	392,108
RENOVA, Inc.(b)	18,700	175,713
Solaria Energia y Medio Ambiente SA(a)(b)	14,476	147,295
Sunnova Energy International, Inc.(a)(b)	83,414	351,173

		3,724,813

		9,122,623

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media & Entertainment – 1.0%
Advertising – 0.1%
Omnicom Group, Inc.	11,403	$1,058,655

Broadcasting – 0.1%
Fox Corp. – Class B	25,922	743,443

Interactive Home Entertainment – 0.1%
Sea Ltd. (ADR)(b)	15,846	1,001,309

Interactive Media & Services – 0.6%
Alphabet, Inc. – Class A(b)	4,863	791,599
Alphabet, Inc. – Class C(b)	10,101	1,663,029
Meta Platforms, Inc. – Class A	4,272	1,837,686

		4,292,314

Movies & Entertainment – 0.1%
Live Nation Entertainment, Inc.(b)	5,397	479,847

		7,575,568

Insurance – 1.0%
Life & Health Insurance – 0.8%
Globe Life, Inc.	16,964	1,292,148
iA Financial Corp., Inc.	8,932	541,506
Japan Post Holdings Co., Ltd.	120,200	1,154,316
Japan Post Insurance Co., Ltd.	60,100	1,128,322
Manulife Financial Corp.	20,256	472,466
Poste Italiane SpA	88,957	1,130,031
Sun Life Financial, Inc.	4,165	212,660

		5,931,449

Property & Casualty Insurance – 0.1%
Erie Indemnity Co. – Class A	2,119	810,856
Hartford Financial Services Group, Inc. (The)	1,858	180,022

		990,878

Reinsurance – 0.1%
Everest Group Ltd.	1,604	587,722

		7,510,049

Consumer Discretionary Distribution & Retail – 0.9%
Apparel Retail – 0.2%
Industria de Diseno Textil SA(a)	24,927	1,134,950

Broadline Retail – 0.3%
Amazon.com, Inc.(b)	12,274	2,147,950
Next PLC	2,069	232,055

		2,380,005

Broadline Retail – 0.2%
MercadoLibre, Inc.(b)	738	1,076,520

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	5,076	$1,696,501

Homefurnishing Retail – 0.0%
Williams-Sonoma, Inc.	461	132,205

		6,420,181

Health Care Equipment & Services – 0.9%
Health Care Distributors – 0.3%
Cardinal Health, Inc.	8,813	908,092
Cencora, Inc.	5,043	1,205,529

		2,113,621

Health Care Equipment – 0.4%
Demant A/S(b)	16,580	791,727
IDEXX Laboratories, Inc.(b)	2,210	1,089,000
Sonova Holding AG (REG)	3,451	953,967

		2,834,694

Health Care Services – 0.0%
ABIOMED, Inc. (CVR)(b)(c)(d)	1,321	1,348

Managed Health Care – 0.2%
Centene Corp.(b)	2,936	214,504
Molina Healthcare, Inc.(b)	2,852	975,669

		1,190,173

		6,139,836

Commercial & Professional Services – 0.8%
Commercial Printing – 0.1%
TOPPAN Holdings, Inc.	38,700	918,116

Diversified Support Services – 0.1%
Cintas Corp.	1,246	820,292

Environmental & Facilities Services – 0.3%
Casella Waste Systems, Inc. – Class A(b)	3,991	360,786
Clean Harbors, Inc.(b)	3,049	577,633
Rollins, Inc.	24,655	1,098,627

		2,037,046

Human Resource & Employment Services – 0.1%
Robert Half, Inc.	14,100	974,874

Research & Consulting Services – 0.2%
Verisk Analytics, Inc.	4,960	1,081,082

		5,831,410

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Services – 0.7%
Hotels, Resorts & Cruise Lines – 0.7%
Airbnb, Inc. – Class A(b)	7,727	$1,225,271
Booking Holdings, Inc.	379	1,308,319
Expedia Group, Inc.(b)	7,505	1,010,398
Hyatt Hotels Corp. – Class A	9,430	1,403,090

		4,947,078

Banks – 0.6%
Diversified Banks – 0.6%
Banco Bilbao Vizcaya Argentaria SA	111,495	1,205,704
First Citizens BancShares, Inc./NC – Class A	707	1,192,539
Skandinaviska Enskilda Banken AB – Class A	78,192	1,024,035
UniCredit SpA	28,817	1,057,710

		4,479,988

Consumer Durables & Apparel – 0.6%
Apparel, Accessories & Luxury Goods – 0.2%
Pandora A/S	7,354	1,119,278

Consumer Electronics – 0.0%
Panasonic Holdings Corp.	31,100	271,455

Footwear – 0.2%
Deckers Outdoor Corp.(b)	1,315	1,076,288

Homebuilding – 0.2%
Desarrolladora Homex SAB de CV(b)	1,590	1
PulteGroup, Inc.	15,520	1,729,238
Urbi Desarrollos Urbanos SAB de CV(b)	9	5

		1,729,244

		4,196,265

Automobiles & Components – 0.4%
Automobile Manufacturers – 0.4%
BYD Co., Ltd. – Class H	17,000	466,014
Li Auto, Inc. – Class A(b)	26,000	340,649
Lucid Group, Inc.(a)(b)	139,150	354,832
Nissan Motor Co., Ltd.	288,100	1,054,360
Rivian Automotive, Inc. – Class A(a)(b)	28,603	254,567
Tesla, Inc.(b)	2,377	435,657

		2,906,079

Food Beverage & Tobacco – 0.4%
Agricultural Products & Services – 0.1%
Darling Ingredients, Inc.(b)	9,414	398,871

Brewers – 0.1%
Carlsberg AS – Class B	8,098	1,089,285

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Packaged Foods & Meats – 0.2%
Beyond Meat, Inc.(a)(b)	81,342	$551,499
Kerry Group PLC – Class A	1,507	129,690
Mowi ASA	39,411	691,935

		1,373,124

		2,861,280

Consumer Staples Distribution & Retail – 0.3%
Consumer Staples Merchandise Retail – 0.0%
Costco Wholesale Corp.	439	317,353

Food Distributors – 0.2%
Sysco Corp.	15,457	1,148,764

Food Retail – 0.1%
J Sainsbury PLC	90,314	296,246
Kroger Co. (The)	7,306	404,606

		700,852

		2,166,969

Household & Personal Products – 0.2%
Household Products – 0.2%
Kimberly-Clark Corp.	9,314	1,271,640

Transportation – 0.2%
Airport Services – 0.2%
Aena SME SA(a)	6,172	1,124,783

Rail Transportation – 0.0%
MTR Corp., Ltd.	34,500	113,382

		1,238,165

Telecommunication Services – 0.1%
Wireless Telecommunication Services – 0.1%
SoftBank Corp.	77,200	931,162

		931,162

Total Common Stocks (cost $460,950,041)		503,435,984

INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%(g)
iShares Global Energy ETF(a)	86,600	3,735,058
iShares MSCI Global Metals & Mining Producers ETF(a)	31,330	1,336,851

Total Investment Companies (cost $5,117,342)		5,071,909

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Software & Services – 0.0%
Application Software – 0.0%
Constellation Software, Inc., expiring 03/31/2040(a)(b)(c)(d) (cost $0)	421	$	– 0	–

SHORT-TERM INVESTMENTS – 27.1%
Investment Companies – 27.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(g)(h)(i) (cost $195,362,276)	195,362,276		195,362,276

Total Investments Before Security Lending Collateral for Securities Loaned – 97.7% (cost $661,429,659)			703,870,169

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(g)(h)(i) (cost $10,897,258)	10,897,258		10,897,258

Total Investments – 99.2% (cost $672,326,917)			714,767,427
Other assets less liabilities – 0.8%			5,806,668

Net Assets – 100.0%			$720,574,095

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Futures	188	July 2024	$15,963,080	$(22,913)
Coffee Robusta Futures	60	July 2024	2,412,600	113,949
Coffee ‘C’ Futures	73	July 2024	5,930,794	16,953
Copper Futures	183	July 2024	20,882,588	638,403
Copper Futures	67	September 2024	7,674,850	204,064
Corn Futures	383	December 2024	8,990,925	54,407
Cotton No.2 Futures	94	July 2024	3,686,210	(331,488)
Euro STOXX 50 Index Futures	56	June 2024	2,926,605	(35,435)
FTSE 100 Index Futures	11	June 2024	1,121,390	1,517
Gasoline RBOB Futures	49	August 2024	5,223,204	14,521
Gold 100 OZ Futures	154	June 2024	35,464,660	1,885,954

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
KC HRW Wheat Futures	94	December 2024	$3,143,125	$378,347
Lean Hogs Futures	134	August 2024	5,542,240	(126,021)
Live Cattle Futures	81	October 2024	5,736,420	66,867
LME Lead Futures	27	May 2024	1,477,852	86,592
LME Nickel Futures	28	May 2024	3,209,136	243,848
LME Primary Aluminum Futures	164	May 2024	10,519,329	1,355,514
LME Zinc Futures	66	May 2024	4,825,953	733,146
Low SU Gasoil Futures	77	September 2024	6,009,850	(52,441)
MSCI Emerging Markets Futures	113	June 2024	5,887,300	(19,992)
Natural Gas Futures	393	August 2024	9,659,940	(53,745)
NY Harbor ULSD Futures	42	August 2024	4,508,960	(51,657)
S&P 500 E-Mini Futures	61	June 2024	15,454,350	(218,803)
S&P/TSX 60 Index Futures	5	June 2024	948,317	(11,472)
Silver Futures	75	July 2024	9,995,250	(746,442)
Soybean Futures	175	November 2024	10,145,625	(174,585)
Soybean Meal Futures	174	December 2024	6,177,000	288,604
Soybean Oil Futures	208	December 2024	5,498,688	(626,783)
SPI 200 Futures	4	June 2024	497,834	(3,052)
Sugar 11 (World) Futures	264	June 2024	5,739,149	(84,153)
TOPIX Index Futures	2	June 2024	348,350	8,488
Wheat (CBT) Futures	144	December 2024	4,671,000	331,412
WTI Crude Futures	192	August 2024	15,342,720	(56,427)

Sold Contracts
Bloomberg Commodity Index Futures	2,852	June 2024	28,996,284	(421,617)

				$3,385,560

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	48,746	USD	9,479	05/03/2024	$91,780
Bank of America, NA	USD	9,416	BRL	48,746	05/03/2024	(28,435)
Bank of America, NA	CHF	11,655	USD	13,339	05/08/2024	653,102
Bank of America, NA	USD	1,214	CHF	1,063	05/08/2024	(57,374)
Bank of America, NA	CLP	1,500,316	USD	1,550	05/16/2024	(12,080)
Bank of America, NA	COP	5,322,794	USD	1,346	05/16/2024	(7,584)
Bank of America, NA	JPY	411,219	USD	2,713	05/16/2024	100,549
Bank of America, NA	PEN	17,842	USD	4,837	05/16/2024	98,438
Bank of America, NA	USD	2,982	JPY	468,272	05/16/2024	(6,294)
Bank of America, NA	USD	2,003	PEN	7,381	05/16/2024	(42,582)
Bank of America, NA	TWD	74,390	USD	2,301	05/24/2024	22,011
Bank of America, NA	USD	4,355	TWD	136,603	05/24/2024	(170,177)
Bank of America, NA	BRL	40,257	USD	7,753	06/04/2024	21,885
Bank of America, NA	EUR	3,899	USD	4,253	06/12/2024	85,217
Bank of America, NA	USD	18,805	EUR	17,212	06/12/2024	(406,703)

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	CAD	13,058	USD	9,651	06/13/2024	$159,468
Bank of America, NA	USD	924	CAD	1,247	06/13/2024	(17,338)
Bank of America, NA	INR	160,734	USD	1,931	06/14/2024	8,704
Bank of America, NA	USD	3,867	INR	321,205	06/14/2024	(25,152)
Bank of America, NA	IDR	28,001,294	USD	1,718	07/19/2024	194
Bank of America, NA	IDR	58,815,496	USD	3,605	07/19/2024	(3,795)
Bank of America, NA	NOK	178,770	USD	16,281	07/19/2024	156,441
Bank of America, NA	USD	11,232	SEK	122,093	07/19/2024	(114,038)
Barclays Bank PLC	BRL	5,996	USD	1,159	05/03/2024	4,644
Barclays Bank PLC	USD	1,142	BRL	5,996	05/03/2024	12,866
Barclays Bank PLC	CHF	1,108	USD	1,219	05/08/2024	12,804
Barclays Bank PLC	USD	2,410	CHF	2,123	05/08/2024	(98,885)
Barclays Bank PLC	COP	1,559,913	USD	395	05/16/2024	(2,116)
Barclays Bank PLC	USD	558	JPY	87,378	05/16/2024	(3,227)
Barclays Bank PLC	USD	1,290	PEN	4,785	05/16/2024	(19,265)
Barclays Bank PLC	NZD	29,444	USD	17,948	05/23/2024	598,261
Barclays Bank PLC	USD	2,431	CNH	17,606	05/23/2024	(2,488)
Barclays Bank PLC	TWD	251,211	USD	7,749	05/24/2024	52,758
Barclays Bank PLC	USD	9,487	TWD	296,621	05/24/2024	(400,435)
Barclays Bank PLC	EUR	1,356	USD	1,446	06/12/2024	(3,544)
Barclays Bank PLC	USD	16,109	GBP	12,955	06/20/2024	83,387
Barclays Bank PLC	USD	990	AUD	1,536	06/27/2024	6,224
Barclays Bank PLC	CZK	31,060	USD	1,310	07/11/2024	(8,810)
Barclays Bank PLC	USD	7,286	IDR	116,616,976	07/19/2024	(130,694)
Barclays Bank PLC	USD	8,896	PHP	506,385	07/25/2024	(143,791)
Barclays Bank PLC	MYR	33,450	USD	7,158	08/21/2024	136,984
Barclays Bank PLC	MYR	15,988	USD	3,355	08/21/2024	(983)
Barclays Bank PLC	USD	9,655	MYR	45,796	08/21/2024	(43,596)
BNP Paribas SA	EUR	639	USD	696	06/12/2024	13,428
Citibank, NA	USD	1,007	NZD	1,652	05/23/2024	(33,214)
Citibank, NA	USD	15,172	CAD	20,412	06/13/2024	(334,299)
Citibank, NA	USD	653	NOK	7,183	07/19/2024	(5,011)
Deutsche Bank AG	BRL	4,373	USD	859	05/03/2024	16,841
Deutsche Bank AG	USD	846	BRL	4,373	05/03/2024	(3,387)
Deutsche Bank AG	USD	3,353	CHF	2,963	05/08/2024	(127,524)
Deutsche Bank AG	USD	854	JPY	124,170	05/16/2024	(65,155)
Deutsche Bank AG	USD	2,670	PEN	10,002	05/16/2024	(14,070)
Deutsche Bank AG	NZD	11,263	USD	6,706	05/23/2024	69,363
Deutsche Bank AG	USD	11,482	NZD	18,709	05/23/2024	(457,376)
Deutsche Bank AG	USD	2,465	TWD	78,949	05/24/2024	(46,232)
Deutsche Bank AG	EUR	7,421	USD	8,128	06/12/2024	195,256
Deutsche Bank AG	EUR	17,382	USD	18,535	06/12/2024	(45,359)
Deutsche Bank AG	USD	16,459	EUR	15,277	06/12/2024	(128,957)
Deutsche Bank AG	INR	242,382	USD	2,902	06/14/2024	2,944
Deutsche Bank AG	USD	5,454	INR	452,387	06/14/2024	(43,533)
Deutsche Bank AG	USD	2,166	GBP	1,737	06/20/2024	5,456
Deutsche Bank AG	HUF	320,666	USD	870	07/11/2024	(1,213)
Deutsche Bank AG	USD	600	HUF	223,417	07/11/2024	7,272
Deutsche Bank AG	USD	966	PLN	3,926	07/11/2024	1,534
Goldman Sachs Bank USA	COP	9,647,052	USD	2,442	05/16/2024	(11,924)
Goldman Sachs Bank USA	USD	572	CLP	546,449	05/16/2024	(2,908)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD	10,896	ZAR	209,488	06/14/2024	$196,369
Goldman Sachs Bank USA	USD	1,580	PHP	89,143	07/25/2024	(38,998)
Goldman Sachs Bank USA	MYR	4,308	USD	908	08/21/2024	4,157
HSBC Bank USA	USD	711	ILS	2,563	05/16/2024	(26,090)
HSBC Bank USA	AUD	24,698	USD	15,859	06/27/2024	(167,331)
JPMorgan Chase Bank, NA	USD	1,892	CHF	1,654	05/08/2024	(91,494)
JPMorgan Chase Bank, NA	COP	3,746,869	USD	950	05/16/2024	(2,890)
JPMorgan Chase Bank, NA	USD	883	PEN	3,259	05/16/2024	(17,286)
JPMorgan Chase Bank, NA	CNH	8,331	USD	1,163	05/23/2024	13,890
JPMorgan Chase Bank, NA	CNH	146,611	USD	20,188	05/23/2024	(39,058)
JPMorgan Chase Bank, NA	MXN	10,157	USD	600	05/23/2024	8,792
JPMorgan Chase Bank, NA	USD	7,411	CNH	53,721	05/23/2024	585
JPMorgan Chase Bank, NA	USD	4,993	CNH	36,186	05/23/2024	(1,094)
JPMorgan Chase Bank, NA	USD	11,184	MXN	189,391	05/23/2024	(163,946)
JPMorgan Chase Bank, NA	USD	655	NZD	1,113	05/23/2024	925
JPMorgan Chase Bank, NA	USD	8,678	TWD	276,940	05/24/2024	(194,010)
JPMorgan Chase Bank, NA	EUR	981	USD	1,064	06/12/2024	15,071
JPMorgan Chase Bank, NA	EUR	858	USD	914	06/12/2024	(3,585)
JPMorgan Chase Bank, NA	USD	9,219	EUR	8,644	06/12/2024	20,936
JPMorgan Chase Bank, NA	CAD	8,514	USD	6,202	06/13/2024	12,947
JPMorgan Chase Bank, NA	USD	6,598	INR	549,667	06/14/2024	(23,388)
JPMorgan Chase Bank, NA	ZAR	38,938	USD	2,070	06/14/2024	8,571
JPMorgan Chase Bank, NA	ZAR	39,206	USD	2,035	06/14/2024	(40,841)
JPMorgan Chase Bank, NA	AUD	1,194	USD	778	06/27/2024	2,928
JPMorgan Chase Bank, NA	USD	2,143	CZK	50,950	07/11/2024	19,673
JPMorgan Chase Bank, NA	USD	3,963	KRW	5,447,261	07/18/2024	(17,438)
JPMorgan Chase Bank, NA	DKK	24,799	USD	3,578	07/19/2024	14,760
JPMorgan Chase Bank, NA	IDR	15,309,564	USD	941	07/19/2024	2,013
JPMorgan Chase Bank, NA	SEK	52,198	USD	4,774	07/19/2024	21,050
JPMorgan Chase Bank, NA	PHP	108,089	USD	1,868	07/25/2024	(247)
Morgan Stanley Capital Services, Inc.	BRL	68,151	USD	13,515	05/03/2024	390,499
Morgan Stanley Capital Services, Inc.	USD	2,898	BRL	15,119	05/03/2024	13,340
Morgan Stanley Capital Services, Inc.	USD	10,263	BRL	53,032	05/03/2024	(50,153)
Morgan Stanley Capital Services, Inc.	CHF	2,368	USD	2,695	05/08/2024	117,524
Morgan Stanley Capital Services, Inc.	USD	8,810	CHF	7,777	05/08/2024	(344,413)
Morgan Stanley Capital Services, Inc.	CLP	9,817,379	USD	10,203	05/16/2024	(21,117)
Morgan Stanley Capital Services, Inc.	COP	2,022,635	USD	519	05/16/2024	5,006
Morgan Stanley Capital Services, Inc.	JPY	1,773,581	USD	11,998	05/16/2024	728,993
Morgan Stanley Capital Services, Inc.	USD	1,207	CLP	1,146,888	05/16/2024	(12,763)
Morgan Stanley Capital Services, Inc.	USD	1,219	COP	4,662,887	05/16/2024	(32,663)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	2,956	JPY	433,925	05/16/2024	$(198,464)
Morgan Stanley Capital Services, Inc.	USD	2,650	PEN	9,875	05/16/2024	(27,041)
Morgan Stanley Capital Services, Inc.	CNH	135,381	USD	18,867	05/23/2024	189,856
Morgan Stanley Capital Services, Inc.	NZD	3,918	USD	2,314	05/23/2024	4,938
Morgan Stanley Capital Services, Inc.	USD	12,119	NZD	20,233	05/23/2024	(196,862)
Morgan Stanley Capital Services, Inc.	BRL	16,405	USD	3,193	06/04/2024	41,907
Morgan Stanley Capital Services, Inc.	EUR	4,612	USD	4,999	06/12/2024	69,275
Morgan Stanley Capital Services, Inc.	EUR	15,886	USD	16,931	06/12/2024	(50,575)
Morgan Stanley Capital Services, Inc.	USD	3,748	EUR	3,447	06/12/2024	(63,764)
Morgan Stanley Capital Services, Inc.	CAD	7,582	USD	5,534	06/13/2024	22,284
Morgan Stanley Capital Services, Inc.	USD	9,793	CAD	13,463	06/13/2024	(6,515)
Morgan Stanley Capital Services, Inc.	USD	1,014	INR	84,469	06/14/2024	(3,730)
Morgan Stanley Capital Services, Inc.	HUF	4,462,304	USD	11,993	07/11/2024	(133,097)
Morgan Stanley Capital Services, Inc.	USD	656	PLN	2,647	07/11/2024	(3,610)
Morgan Stanley Capital Services, Inc.	KRW	1,803,730	USD	1,316	07/18/2024	9,458
Morgan Stanley Capital Services, Inc.	USD	3,088	KRW	4,202,695	07/18/2024	(43,851)
Morgan Stanley Capital Services, Inc.	MYR	21,493	USD	4,572	08/21/2024	60,850
Morgan Stanley Capital Services, Inc.	MYR	10,592	USD	2,221	08/21/2024	(2,147)
State Street Bank & Trust Co.	CHF	449	USD	496	05/08/2024	7,324
State Street Bank & Trust Co.	THB	470,216	USD	13,028	05/08/2024	335,093
State Street Bank & Trust Co.	THB	97,072	USD	2,616	05/08/2024	(4,126)
State Street Bank & Trust Co.	USD	359	CHF	315	05/08/2024	(15,931)
State Street Bank & Trust Co.	USD	10,152	THB	374,336	05/08/2024	(47,399)
State Street Bank & Trust Co.	USD	2,178	JPY	330,951	05/16/2024	(75,506)
State Street Bank & Trust Co.	USD	175	SGD	232	05/17/2024	(4,489)
State Street Bank & Trust Co.	NZD	484	USD	295	05/23/2024	10,207
State Street Bank & Trust Co.	USD	9,409	CNH	68,246	05/23/2024	6,531
State Street Bank & Trust Co.	USD	415	NZD	694	05/23/2024	(5,685)
State Street Bank & Trust Co.	EUR	933	USD	1,002	06/12/2024	4,965
State Street Bank & Trust Co.	USD	866	EUR	811	06/12/2024	511
State Street Bank & Trust Co.	USD	1,042	EUR	965	06/12/2024	(10,856)
State Street Bank & Trust Co.	CAD	115	USD	85	06/13/2024	1,772
State Street Bank & Trust Co.	AUD	1,298	USD	833	06/27/2024	(8,759)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	HUF	135,683	USD	366	07/11/2024	$(2,552)
State Street Bank & Trust Co.	USD	370	CZK	8,719	07/11/2024	(327)
State Street Bank & Trust Co.	USD	809	HKD	6,310	07/18/2024	(653)
State Street Bank & Trust Co.	SEK	10,133	USD	932	07/19/2024	9,534
State Street Bank & Trust Co.	USD	212	NOK	2,329	07/19/2024	(2,304)
State Street Bank & Trust Co.	USD	454	SEK	4,943	07/19/2024	(4,234)
UBS AG	CHF	656	USD	746	05/08/2024	32,184

						$(248,301)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	$3,115,358	$	– 0	–	$3,115,358
Goldman Sachs International	USD	46,980	03/16/2031	2.289%	CPI	#	Maturity	618,121		– 0	–	618,121

								$3,733,479	$	– 0	–	$3,733,479

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABGLIN(1)	SOFR plus 0.47%	Quarterly	USD	36,766	04/15/2025	$627,397
Citibank, NA
Bloomberg Commodity Index	0.00%	Maturity	USD	8,661	06/17/2024	242,219
Bloomberg Commodity Index	0.00%	Quarterly	USD	6,522	06/17/2024	169,746
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	23,455	06/17/2024	655,921

Pay Total Return on Reference Obligation
Bank of America, NA
FTSE EPRA/NAREIT Developed Real Estate Index	EFFR plus 0.40%	Quarterly	USD	13,646	09/16/2024	504,429
Goldman Sachs International
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.47%	Quarterly	USD	5,695	05/15/2025	(2,848)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.48%	Quarterly	USD	25,124	09/16/2024	$930,919
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.42%	Quarterly	USD	3,397	02/18/2025	140,492
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.54%	Quarterly	USD	14,524	04/15/2025	669,955

						$3,938,230

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
LUKOIL PJSC	01/07/2021 – 08/19/2022	$1,631,127	$	– 0 –	0.00%

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $575,271 or 0.1% of net assets.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar	JPY – Japanese Yen
BRL – Brazilian Real	KRW – South Korean Won
CAD – Canadian Dollar	MXN – Mexican Peso
CHF – Swiss Franc	MYR – Malaysian Ringgit
CLP – Chilean Peso	NOK – Norwegian Krone
CNH – Chinese Yuan Renminbi (Offshore)	NZD – New Zealand Dollar
COP – Colombian Peso	PEN – Peruvian Sol
CZK – Czech Koruna	PHP – Philippine Peso
DKK – Danish Krone	PLN – Polish Zloty
EUR – Euro	SEK – Swedish Krona
GBP – Great British Pound	SGD – Singapore Dollar
HKD – Hong Kong Dollar	THB – Thailand Baht
HUF – Hungarian Forint	TWD – New Taiwan Dollar
IDR – Indonesian Rupiah	USD – United States Dollar
ILS – Israeli Shekel	ZAR – South African Rand
INR – Indian Rupee

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CVR – Contingent Value Right

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

EFFR – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in MLABGLIN as of April 30, 2024.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Enbridge, Inc.	68,996	USD 2,458,331	6.7%
Vinci SA	17,497	2,062,630	5.6%
American Tower Corp.	11,960	2,051,780	5.6%
National Grid PLC	1,249	1,638,831	4.5%
TC Energy Corp.	36,719	1,318,178	3.6%
Williams Cos., Inc. (The)	28,561	1,095,584	3.0%
Energy Transfer LP	68,111	1,071,383	2.9%
ONEOK, Inc.	13,506	1,068,626	2.9%
Sempra	14,271	1,022,213	2.8%
Crown Castle, Inc.	10,814	1,014,127	2.8%
Enterprise Products Partners LP	35,439	995,128	2.7%
Transurban Group	107,441	874,873	2.4%
Cheniere Energy, Inc.	5,469	863,168	2.4%
Exelon Corp.	22,558	847,737	2.3%
Kinder Morgan, Inc.	44,913	821,008	2.2%
PG&E Corp.	47,688	815,941	2.2%
Consolidated Edison, Inc.	7,524	710,221	1.9%
Cellnex Telecom SA	19,086	633,656	1.7%
Pembina Pipeline Corp.	17,927	632,064	1.7%
Ferrovial SE	17,316	625,822	1.7%
Fortis, Inc. (Canada)	15,853	623,797	1.7%
Edison International	8,699	618,127	1.7%
Targa Resources Corp.	5,227	596,246	1.6%
SBA Communications Corp.	2,867	533,521	1.4%
American Water Works Co., Inc.	4,351	532,234	1.4%
Eversource Energy	7,742	469,326	1.3%

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Aena SME SA	2,517	USD 461,763	1.3%
Atmos Energy Corp.	3,450	406,778	1.1%
CenterPoint Energy, Inc.	13,940	406,205	1.1%
Terna—Rete Elettrica Naziona	47,491	382,066	1.0%
MPLX LP	8,115	339,198	0.9%
Snam SpA	70,269	323,229	0.9%
Tokyo Gas Co., Ltd.	13,572	305,215	0.8%
Hydro One Ltd.	10,614	297,891	0.8%
United Utilities Group PLC	224	292,856	0.8%
Severn Trent PLC	91	281,194	0.8%
Hong Kong & China Gas Co., Ltd.	345,308	263,577	0.7%
NiSource, Inc.	9,312	259,430	0.7%
APA Group	43,141	233,074	0.6%
Redeia Corporacion SA	13,439	224,890	0.6%
Brookfield Infrastructure Partners LP	8,020	215,491	0.6%
Auckland International Airport Ltd.	46,278	214,974	0.6%
Grupo Aeroportuario del Pacifico SAB de CV	1,154	209,887	0.6%
Essential Utilities, Inc.	5,706	208,730	0.6%
Keyera Corp.	7,601	195,422	0.5%
Grupo Aeroportuario del Sureste	558	192,183	0.5%
Plains All American Pipeline LP	11,036	190,156	0.5%
ENN Energy Holdings Ltd.	21,773	188,326	0.5%
Cia de Saneamento Basico do Estado de Sao Paulo	11,789	184,257	0.5%
China Tower Corp Ltd.	1,525,473	179,440	0.5%
Other Long	841,687	4,354,170	11.8%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $466,067,383)	$508,507,893	(a)
Affiliated issuers (cost $206,259,534—including investment of cash collateral for securities loaned of $10,897,258)	206,259,534
Cash	366
Cash collateral due from broker	15,487,424
Foreign currencies, at value (cost $2,116,492)	2,074,283
Receivable for investment securities sold and foreign currency transactions	6,193,221
Unrealized appreciation on forward currency exchange contracts	5,022,529
Unrealized appreciation on total return swaps	3,941,078
Unrealized appreciation on inflation swaps	3,733,479
Unaffiliated dividends receivable	1,070,263
Affiliated dividends receivable	687,049
Receivable for capital stock sold	365,775
Receivable due from Adviser	23,740

Total assets	753,366,634

Liabilities
Payable for collateral received on securities loaned	10,897,258
Cash collateral due to broker	6,820,000
Payable for capital stock redeemed	5,289,126
Unrealized depreciation on forward currency exchange contracts	5,270,830
Payable for variation margin on futures	3,146,938
Advisory fee payable	454,632
Distribution fee payable	120,124
Administrative fee payable	28,561
Transfer Agent fee payable	12,943
Unrealized depreciation on total return swaps	2,848
Directors’ fees payable	1,422
Accrued expenses	747,857

Total liabilities	32,792,539

Net Assets	$720,574,095

Composition of Net Assets
Capital stock, at par	$83,237
Additional paid-in capital	907,173,348
Accumulated loss	(186,682,490)

Net Assets	$720,574,095

(a)	Includes securities on loan with a value of $16,507,462 (see Note E).

See notes to consolidated financial statements.

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,178,801	358,268	$8.87	*

C	$202,694	22,330	$9.08

Advisor	$17,379,462	1,968,128	$8.83

R	$69,632	7,822	$8.90

K	$528,344	60,487	$8.73

I	$2,296,614	263,819	$8.71

1	$569,683,378	65,966,293	$8.64

Z	$127,235,170	14,589,793	$8.72

*	The maximum offering price per share for Class A shares was $9.26 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $430,143)	$8,181,798
Affiliated issuers	5,305,268
Interest (net of foreign taxes withheld of $5)	192,058
Securities lending income	270,326	$13,949,450

Expenses
Advisory fee (see Note B)	2,878,789
Distribution fee—Class A	4,398
Distribution fee—Class C	1,294
Distribution fee—Class R	177
Distribution fee—Class K	794
Distribution fee—Class 1	728,927
Transfer agency—Class A	2,431
Transfer agency—Class C	185
Transfer agency—Advisor Class	13,952
Transfer agency—Class R	93
Transfer agency—Class K	640
Transfer agency—Class I	871
Transfer agency—Class 1	56,222
Transfer agency—Class Z	20,659
Custody and accounting	161,894
Registration fees	75,187
Audit and tax	58,455
Administrative	48,563
Legal	23,676
Printing	22,077
Directors’ fees	13,489
Miscellaneous	32,853

Total expenses	4,145,626
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(155,281)

Net expenses		3,990,345

Net investment income		9,959,105

See notes to consolidated financial statements.

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$5,538,058
Forward currency exchange contracts	2,301,482
Futures	(2,485,451)
Swaps	653,635
Foreign currency transactions	(15,904)
Net change in unrealized appreciation (depreciation) of:
Investments	54,654,378
Forward currency exchange contracts	(326,144)
Futures	3,885,348
Swaps	1,552,998
Foreign currency denominated assets and liabilities	(6,156)

Net gain on investment and foreign currency transactions	65,752,244

Contributions from Affiliates (see Note B)	1,183

Net Increase in Net Assets from Operations	$75,712,532

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,959,105	$23,404,947
Net realized gain (loss) on investment and foreign currency transactions	5,991,820	(55,790,532)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	59,760,424	30,606,005
Contributions from Affiliates (see Note B)	1,183	– 0	–

Net increase (decrease) in net assets from operations	75,712,532	(1,779,580)
Distributions to Shareholders
Class A	(107,810)	(527,694)
Class C	(7,769)	(41,047)
Advisor Class	(891,686)	(2,418,667)
Class R	(2,408)	(4,679)
Class K	(25,534)	(80,877)
Class I	(348,776)	(2,013,871)
Class 1	(22,465,107)	(50,008,810)
Class 2	– 0	–	(737)
Class Z	(7,372,835)	(26,372,386)
Capital Stock Transactions
Net decrease	(106,155,377)	(164,192,919)

Total decrease	(61,664,770)	(247,441,267)
Net Assets
Beginning of period	782,238,865	1,029,680,132

End of period	$720,574,095	$782,238,865

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2024, consolidated net assets of the Fund were $720,574,095, of which $104,130,282, or 14%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Effective December 1, 2023, Class 2 shares of the Fund were liquidated. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. At a meeting held on October 31-November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. Effective May 20, 2024, Class R and Class K were liquidated. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$139,600,504	$45,435,423		$	– 0	–	$185,035,927
Energy	40,830,060	34,058,467			0	(a)	74,888,527
Materials	22,474,990	31,281,438			0	(a)	53,756,428
Real Estate Management & Development	515,386	33,684,246			– 0	–	34,199,632
Capital Goods	17,231,128	12,491,500			– 0	–	29,722,628
Semiconductors & Semiconductor Equipment	10,686,256	4,010,235			– 0	–	14,696,491
Software & Services	13,353,839	83,773			– 0	–	13,437,612
Pharmaceuticals & Biotechnology	9,343,805	2,169,719			– 0	–	11,513,524
Financial Services	7,469,481	1,896,832			– 0	–	9,366,313
Technology Hardware & Equipment	8,951,990	268,619			– 0	–	9,220,609
Utilities	3,948,757	5,173,866			– 0	–	9,122,623
Media & Entertainment	7,575,568	– 0	–		– 0	–	7,575,568
Insurance	4,097,380	3,412,669			– 0	–	7,510,049
Consumer Discretionary Distribution & Retail	5,053,176	1,367,005			– 0	–	6,420,181
Health Care Equipment & Services	4,392,794	1,745,694			1,348		6,139,836
Commercial & Professional Services	4,913,294	918,116			– 0	–	5,831,410
Consumer Services	4,947,078	– 0	–		– 0	–	4,947,078
Banks	1,192,539	3,287,449			– 0	–	4,479,988
Consumer Durables & Apparel	2,805,532	1,390,733			– 0	–	4,196,265
Automobiles & Components	1,045,056	1,861,023			– 0	–	2,906,079

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Food Beverage & Tobacco	$950,370		$1,910,910		$	– 0	–	$2,861,280
Consumer Staples Distribution & Retail	1,870,723		296,246			– 0	–	2,166,969
Household & Personal Products	1,271,640		– 0	–		– 0	–	1,271,640
Transportation	– 0	–	1,238,165			– 0	–	1,238,165
Telecommunication Services	– 0	–	931,162			– 0	–	931,162
Investment Companies	5,071,909		– 0	–		– 0	–	5,071,909
Warrants	– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments	195,362,276		– 0	–		– 0	–	195,362,276
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,897,258		– 0	–		– 0	–	10,897,258

Total Investments in Securities	525,852,789		188,913,290			1,348	(a)	714,767,427
Other Financial Instruments(b):
Assets:
Futures	6,422,586		– 0	–		– 0	–	6,422,586	(c)
Forward Currency Exchange Contracts	– 0	–	5,022,529			– 0	–	5,022,529
Inflation (CPI) Swaps	– 0	–	3,733,479			– 0	–	3,733,479
Total Return Swaps	– 0	–	3,941,078			– 0	–	3,941,078
Liabilities:
Futures	(3,037,026)		– 0	–		– 0	–	(3,037,026	)(c)
Forward Currency Exchange Contracts	– 0	–	(5,270,830)			– 0	–	(5,270,830)
Total Return Swaps	– 0	–	(2,848)			– 0	–	(2,848)

Total	$529,238,349		$196,336,698			$1,348	(a)	$725,576,395

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)	Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class Z shares, respectively. This fee waiver and/or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

expense reimbursement agreement will remain in effect until January 31, 2025. For the six months ended April 30, 2024, such reimbursement amounted to $67.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $48,563.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $54,821 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $102 from the sale of Class A shares and received $1 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $151,582.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$278,916	$192,048	$275,601	$195,363	$5,305
Government Money Market Portfolio*	8,078	59,146	56,327	10,897	47

Total				$206,260	$5,352

*	Investments of cash collateral for securities lending transactions (see Note E).

During the six months ended April 30, 2024, the Adviser reimbursed the Fund $1,183 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $156,097, $17,184, $19,727 and $1,942,387 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$254,781,181		$287,848,469
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$84,998,303
Gross unrealized depreciation	(31,748,825)

Net unrealized appreciation	$53,249,478

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2024, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2024, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for variation margin on futures	$10,005	*	Payable for variation margin on futures	$288,754	*

Commodity contracts	Receivable for variation margin on futures	6,412,581	*	Payable for variation margin on futures	2,748,272	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,022,529		Unrealized depreciation on forward currency exchange contracts	5,270,830

Interest rate contracts	Unrealized appreciation on inflation swaps	3,733,479

Commodity contracts	Unrealized appreciation on total return swaps	1,067,886

Equity contracts	Unrealized appreciation on total return swaps	2,873,192		Unrealized depreciation on total return swaps	2,848

Total		$19,119,672			$8,310,704

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$1,724,086	$(2,392)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(4,209,537)	3,887,740

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$2,301,482	$(326,144)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	109,000	(790,640)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,378,641)	1,796,328

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,923,276	547,310

Total		$469,666	$5,112,202

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$236,206,848
Average notional amount of sale contracts	$24,820,330
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$333,890,505
Average principal amount of sale contracts	$346,511,520
Inflation Swaps:
Average notional amount	$161,918,571
Total Return Swaps:
Average notional amount	$116,532,128

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$2,529,615	$(891,552)		$	– 0	–		$(1,225,578)		$412,485
Barclays Bank PLC	907,928	(857,834)			– 0	–		– 0	–	50,094
BNP Paribas SA	13,428	– 0	–		– 0	–		– 0	–	13,428
Deutsche Bank AG	298,666	(298,666)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	3,934,005	(56,678)			(3,690,000)			– 0	–	187,327
JPMorgan Chase Bank, NA	142,141	(142,141)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	1,653,930	(1,190,765)			(200,000)			– 0	–	263,165
State Street Bank & Trust Co.	369,406	(182,821)			– 0	–		– 0	–	186,585
UBS AG	1,773,550	– 0	–		(1,360,000)			– 0	–	413,550

Total	$11,622,669	$(3,620,457)			$(5,250,000)			$(1,225,578)		$1,526,634	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$891,552	$(891,552)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	857,834	(857,834)			– 0	–		– 0	–	– 0	–
Citibank, NA	372,524	– 0	–		– 0	–		– 0	–	372,524
Deutsche Bank AG	861,904	(298,666)			– 0	–		– 0	–	563,238
Goldman Sachs Bank USA/Goldman Sachs International	56,678	(56,678)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	193,421	– 0	–		– 0	–		– 0	–	193,421
JPMorgan Chase Bank, NA	557,333	(142,141)			– 0	–		– 0	–	415,192
Morgan Stanley Capital Services, Inc.	1,190,765	(1,190,765)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	182,821	(182,821)			– 0	–		– 0	–	– 0	–

Total	$5,164,832	$(3,620,457)		$	– 0	–	$	– 0	–	$1,544,375	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$411,965	$	– 0	–		$(411,965)		$	– 0	–	$ – 0	–
Merrill Lynch International	655,921		– 0	–		(655,921)			– 0	–	– 0	–
State Street Bank & Trust Co.	6,531		– 0	–		– 0	–		– 0	–	6,531

Total	$1,074,417	$	– 0	–		$(1,067,886)		$	– 0	–	$6,531	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Deutsche Bank AG	$70,902	$	– 0	–	$	– 0	–	$	– 0	–	$70,902
JPMorgan Chase Bank, NA	37,944		– 0	–		– 0	–		– 0	–	37,944

Total	$108,846	$	– 0	–	$	– 0	–	$	– 0	–	$108,846	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2024 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$16,507,462	$10,897,258	$6,735,282	$222,938	$47,388	$3,632

*	As of April 30, 2024.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	7,032	163,872	$61,244	$1,439,758

Shares issued in reinvestment of dividends	11,479	56,810	97,344	497,656

Shares converted from Class C	6,924	112	59,797	981

Shares redeemed	(337,921)	(281,777)	(2,947,053)	(2,471,495)

Net decrease	(312,486)	(60,983)	$(2,728,668)	$(533,100)

Class C
Shares sold	44	71	$390	$635

Shares issued in reinvestment of dividends	694	4,357	6,047	39,080

Shares converted to Class A	(6,746)	(109)	(59,797)	(981)

Shares redeemed	(8,693)	(28,932)	(77,670)	(257,538)

Net decrease	(14,701)	(24,613)	$(131,030)	$(218,804)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023		Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Advisor Class
Shares sold	211,650	789,004		$1,831,904		$6,886,700

Shares issued in reinvestment of dividends	90,701	189,885		764,605		1,657,704

Shares redeemed	(975,823)	(1,807,728)		(8,437,450)		(15,808,818)

Net decrease	(673,472)	(828,839)		$(5,840,941)		$(7,264,414)

Class R
Shares sold	349	1,112		$3,053		$9,974

Shares issued in reinvestment of dividends	283	530		2,408		4,679

Shares redeemed	(1,027)	(1,060)		(8,781)		(9,826)

Net increase (decrease)	(395)	582		$(3,320)		$4,827

Class K
Shares sold	5,821	35,430		$49,801		$306,173

Shares issued in reinvestment of dividends	3,058	9,361		25,533		80,877

Shares redeemed	(32,496)	(78,127)		(280,937)		(667,661)

Net decrease	(23,617)	(33,336)		$(205,603)		$(280,611)

Class I
Shares sold	42,871	207,260		$366,472		$1,784,589

Shares issued in reinvestment of dividends	41,920	233,628		348,776		2,013,871

Shares redeemed	(871,597)	(2,408,629)		(7,547,800)		(20,798,036)

Net decrease	(786,806)	(1,967,741)		$(6,832,552)		$(16,999,576)

Class 1
Shares sold	5,468,850	10,846,957		$45,913,186		$92,918,321

Shares issued in reinvestment of dividends	2,043,896	3,020,775		16,862,141		25,827,622

Shares redeemed	(11,431,662)	(15,310,686)		(96,920,022)		(131,756,480)

Net decrease	(3,918,916)	(1,442,954)		$(34,144,695)		$(13,010,537)

Class 2
Shares redeemed	(1,000)	– 0	–	$(8,911)	$	– 0	–

Net increase (decrease)	(1,000)	– 0	–	$(8,911)	$	– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class Z
Shares sold	99	9,474	$848	$83,311

Shares issued in reinvestment of dividends	885,094	3,055,896	7,372,835	26,372,382

Shares redeemed	(7,585,200)	(17,636,850)	(63,633,340)	(152,346,397)

Net decrease	(6,700,007)	(14,571,480)	$(56,259,657)	$(125,890,704)

At April 30, 2024, certain AB mutual funds owned approximately 10% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$81,468,768	$120,834,691

Total distributions paid	$81,468,768	$120,834,691

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,849,084
Accumulated capital and other losses	(50,322,025	)(a)
Unrealized appreciation (depreciation)	(368,272,197	)(b)

Total accumulated earnings (deficit)	$(390,745,138	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $50,322,025.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $37,807,735 and a net long-term capital loss carryforward of $12,514,290, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.34	$ 9.14	$ 10.81	$ 7.65	$ 8.66	$ 8.53

Income From Investment Operations

Net investment income(a)(b)	.11	.20	.14	.27	.09	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.29)	(.86)	3.14	(.96)	.13

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.82	(.09)	(.72)	3.41	(.87)	.25

Less: Dividends

Dividends from net investment income	(.29)	(.71)	(.95)	(.25)	(.14)	(.12)

Net asset value, end of period	$ 8.87	$ 8.34	$ 9.14	$ 10.81	$ 7.65	$ 8.66

Total Return

Total investment return based on net asset value(d)*	10.01%	(1.37)%	(7.01)%	45.48	%+	(10.11)%	2.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,179	$5,592	$6,690	$5,306	$6,926	$10,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.21	%^	1.18%	1.16%	1.29%	1.29%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.25	%^	1.21%	1.18%	1.39%	1.40%	1.32%

Net investment income(b)	2.46	%^	2.29%	1.46%	2.86%	1.10%	1.42%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.48	$ 9.31	$ 10.86	$ 7.66	$ 8.63	$ 8.49

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.14	.07	(.49)	.03	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(.30)	(.89)	3.86	(.95)	.11

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.82	(.16)	(.82)	3.37	(.92)	.17

Less: Dividends

Dividends from net investment income	(.22)	(.67)	(.73)	(.17)	(.05)	(.03)

Net asset value, end of period	$ 9.08	$ 8.48	$ 9.31	$ 10.86	$ 7.66	$ 8.63

Total Return

Total investment return based on net asset value(d)*	9.74%	(2.15)%	(7.71)%	44.41%	(10.74	)%+	2.05	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$203	$314	$574	$199	$508	$754

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.96	%^	1.93%	1.94%	2.04%	2.04%	2.05%

Expenses, before waivers/reimbursements(e)(f)‡	2.00	%^	1.97%	1.96%	2.19%	2.15%	2.07%

Net investment income (loss)(b)	1.68	%^	1.54%	.72%	(5.20)%	.34%	.66%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 75

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.33	$ 9.14	$ 10.79	$ 7.63	$ 8.63	$ 8.51

Income From Investment Operations

Net investment income(a)(b)	.12	.22	.17	.16	.11	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72	(.30)	(.87)	3.27	(.95)	.12

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.84	(.08)	(.70)	3.43	(.84)	.26

Less: Dividends

Dividends from net investment income	(.34)	(.73)	(.95)	(.27)	(.16)	(.14)

Net asset value, end of period	$ 8.83	$ 8.33	$ 9.14	$ 10.79	$ 7.63	$ 8.63

Total Return

Total investment return based on net asset value(d)*	10.29%	(1.25)%	(6.64)%	45.82	%+	(9.79)%	3.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,379	$22,010	$31,703	$18,096	$11,761	$18,611

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.96	%^	.93%	.91%	1.04%	1.04%	1.05%

Expenses, before waivers/reimbursements(e)(f)‡	1.00	%^	.96%	.93%	1.17%	1.14%	1.07%

Net investment income(b)	2.68	%^	2.53%	1.75%	1.60%	1.33%	1.66%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.37	$ 9.16	$ 10.83	$ 7.53	$ 8.53	$ 8.40

Income From Investment Operations

Net investment income (loss)(a)(b)	.09	.17	.11	(.02)	.07	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	(.30)	(.88)	3.41	(.95)	.11

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.82	(.13)	(.77)	3.39	(.88)	.21

Less: Dividends

Dividends from net investment income	(.29)	(.66)	(.90)	(.09)	(.12)	(.08)

Net asset value, end of period	$ 8.90	$ 8.37	$ 9.16	$ 10.83	$ 7.53	$ 8.53

Total Return

Total investment return based on net asset value(d)*	9.98%	(1.77)%	(7.32)%	45.23	%+	(10.32)%	2.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$70	$69	$70	$67	$54	$271

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.51	%^	1.52%	1.53%	1.54%	1.54%	1.55%

Expenses, before waivers/reimbursements(e)(f)‡	1.63	%^	1.61%	1.59%	1.57%	1.60%	1.57%

Net investment income (loss)(b)	2.11	%^	1.96%	1.06%	(.19)%	.92%	1.16%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.22	$ 9.02	$ 10.68	$ 7.55	$ 8.55	$ 8.42

Income From Investment Operations

Net investment income (loss)(a)(b)	.10	.19	.13	(.02)	.08	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.29)	(.85)	3.39	(.94)	.13

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.81	(.10)	(.72)	3.37	(.86)	.25

Less: Dividends

Dividends from net investment income	(.30)	(.70)	(.94)	(.24)	(.14)	(.12)

Net asset value, end of period	$ 8.73	$ 8.22	$ 9.02	$ 10.68	$ 7.55	$ 8.55

Total Return

Total investment return based on net asset value(d)*	10.17%	(1.52)%	(7.08)%	45.60	%+	(10.10)%	3.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$528	$691	$1,059	$1,157	$1,453	$2,069

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26	%^	1.27%	1.26%	1.26%	1.28%	1.27%

Expenses, before waivers/reimbursements(e)(f)‡	1.31	%^	1.30%	1.28%	1.28%	1.29%	1.28%

Net investment income (loss)(b)	2.41	%^	2.22%	1.33%	(.18)%	1.08%	1.44%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.23	$ 9.03	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Income From Investment Operations

Net investment income(a)(b)	.12	.23	.17	.09	.12	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.30)	(.86)	3.32	(.94)	.13

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.83	(.07)	(.69)	3.41	(.82)	.28

Less: Dividends

Dividends from net investment income	(.35)	(.73)	(.98)	(.29)	(.18)	(.16)

Net asset value, end of period	$ 8.71	$ 8.23	$ 9.03	$ 10.70	$ 7.58	$ 8.58

Total Return

Total investment return based on net asset value(d)*	10.38%	(1.09)%	(6.75)%	46.03	%+	(9.76)%	3.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,297	$8,646	$27,260	$27,013	$21,817	$23,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.84%	.86%	.84%	.86%	.85%

Expenses, before waivers/reimbursements(e)(f)‡	.89	%^	.87%	.88%	.85%	.87%	.86%

Net investment income(b)	2.79	%^	2.61%	1.74%	.88%	1.49%	1.79%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.15	$ 8.95	$ 10.61	$ 7.52	$ 8.51	$ 8.39

Income From Investment Operations

Net investment income(a)(b)	.11	.20	.15	.13	.10	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.29)	(.85)	3.23	(.93)	.12

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.82	(.09)	(.70)	3.36	(.83)	.25

Less: Dividends

Dividends from net investment income	(.33)	(.71)	(.96)	(.27)	(.16)	(.13)

Net asset value, end of period	$ 8.64	$ 8.15	$ 8.95	$ 10.61	$ 7.52	$ 8.51

Total Return

Total investment return based on net asset value(d)*	10.23%	(1.36)%	(6.85)%	45.63%	(9.94)%	3.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$569,683	$569,541	$638,229	$678,946	$470,635	$608,485

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09	%^	1.09%	1.08%	1.08%	1.10%	1.09%

Expenses, before waivers/reimbursements(e)(f)‡	1.13	%^	1.12%	1.10%	1.10%	1.11%	1.10%

Net investment income(b)	2.54	%^	2.38%	1.50%	1.33%	1.26%	1.62%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 8.24	$ 9.04	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Income From Investment Operations

Net investment income(a)(b)	.12	.23	.17	.14	.12	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	(.29)	(.85)	3.27	(.94)	.12

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.83	(.06)	(.68)	3.41	(.82)	.28

Less: Dividends

Dividends from net investment income	(.35)	(.74)	(.98)	(.29)	(.18)	(.16)

Net asset value, end of period	$ 8.72	$ 8.24	$ 9.04	$ 10.70	$ 7.58	$ 8.58

Total Return

Total investment return based on net asset value(d)*	10.26%	(1.08)%	(6.64)%	46.17%	(9.75)%	3.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,235	$175,368	$324,086	$601,545	$415,967	$487,326

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85	%^	.85%	.83%	.84%	.85%	.84%

Expenses, before waivers/reimbursements(e)(f)‡	.89	%^	.88%	.85%	.85%	.86%	.85%

Net investment income(b)	2.79	%^	2.66%	1.76%	1.44%	1.51%	1.89%

Portfolio turnover rate	48%	69%	79%	65%	88%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05	%^	.06%	.03%	.03%	.04%	.02%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2024 and the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, such waiver amounted to .04% (annualized), .03%, .02%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.21	%^	1.18%	1.16%	1.29%	1.29%	1.29%
Before waivers/reimbursements	1.25	%^	1.21%	1.18%	1.39%	1.40%	1.32%
Class C
Net of waivers/reimbursements	1.96	%^	1.93%	1.94%	2.04%	2.04%	2.04%
Before waivers/reimbursements	2.00	%^	1.97%	1.96%	2.19%	2.15%	2.07%
Advisor Class
Net of waivers/reimbursements	.96	%^	.93%	.91%	1.04%	1.04%	1.04%
Before waivers/reimbursements	1.00	%^	.96%	.93%	1.17%	1.14%	1.07%
Class R
Net of waivers/reimbursements	1.51	%^	1.52%	1.53%	1.54%	1.54%	1.54%
Before waivers/reimbursements	1.63	%^	1.61%	1.59%	1.57%	1.60%	1.57%
Class K
Net of waivers/reimbursements	1.26	%^	1.27%	1.26%	1.26%	1.28%	1.27%
Before waivers/reimbursements	1.31	%^	1.30%	1.28%	1.28%	1.29%	1.28%
Class I
Net of waivers/reimbursements	.84	%^	.84%	.86%	.84%	.86%	.84%
Before waivers/reimbursements	.89	%^	.87%	.88%	.85%	.87%	.85%
Class 1
Net of waivers/reimbursements	1.09	%^	1.09%	1.08%	1.08%	1.10%	1.09%
Before waivers/reimbursements	1.13	%^	1.12%	1.10%	1.10%	1.11%	1.09%
Class Z
Net of waivers/reimbursements	.85	%^	.85%	.83%	.84%	.85%	.83%
Before waivers/reimbursements	.89	%^	.88%	.85%	.85%	.86%	.84%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See	notes to consolidated financial statements.

82 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at meetings held in-person on August 1-2, 2023 and October 31-November 2, 2023 (the “Meetings”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meetings, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2023 and July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative

88 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

NOTES

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 5, 2024

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2024.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	4.09%	1.54%

Class 2 Shares[1]	4.14%	1.54%

Class A Shares	4.01%	1.35%

Class C Shares	3.57%	0.54%

Advisor Class Shares[2]	4.14%	1.61%

Class R Shares[3]	3.87%	1.10%

Class K Shares[3]	4.12%	1.35%

Class I Shares[2]	4.19%	1.63%

Class Z Shares[2]	4.22%	1.63%

Bloomberg 1-10 Year TIPS Index	3.22%	0.41%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Effective May 20, 2024, Class R and Class K were liquidated.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2024.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. In the six-month period, sector allocation was the largest contributor, relative to the benchmark, from allocations to investment-grade and high-yield corporate bonds, asset-backed securities, agency risk-sharing transactions, and Consumer Price Index (“CPI”) swaps. Overall positioning in US TIPS also contributed, as positioning in six-month TIPS contributed more than losses from positioning in two-year

2 | AB BOND INFLATION STRATEGY	abfunds.com

TIPS. Yield-curve positioning detracted, as losses from yield-curve positioning to the six-month and 10-year parts of the curve lost more than a gain from positioning to the five-year part of the curve. Currency decisions did not impact performance during the period.

Over the 12-month period, sector allocation was the greatest contributor to relative performance, mostly from allocations to investment-grade and high-yield corporate bonds, agency risk-sharing transactions, asset-backed securities, collateralized loan obligations, and CPI swaps that were partially offset by a loss from an allocation to US Treasury futures. Yield-curve positioning also added to performance, as positioning to the 10-year part of the curve outweighed losses from positioning to the six-month and five-year parts of the yield curve. Overall positioning in US TIPS detracted, mainly from positioning to two- to 10-year TIPS that was partially offset by a gain from positioning in six-month TIPS. Currency decisions did not affect results.

During both periods, the Fund used currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were used to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were used in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds significantly outperformed developed-market treasuries, mainly due to the performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. Emerging-market local-currency bonds trailed other credit risk sectors as the US dollar was mixed against developed- and emerging-market currencies over the period.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one nationally recognized statistical rating organization (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			2.70%

1 Year	1.54%	1.54%

5 Years	2.95%	2.95%

10 Years	2.41%	2.41%

CLASS 2 SHARES[2]			2.80%

1 Year	1.54%	1.54%

5 Years	3.05%	3.05%

10 Years	2.50%	2.50%

CLASS A SHARES			2.36%

1 Year	1.35%	-0.90%

5 Years	2.79%	2.32%

10 Years	2.24%	2.01%

CLASS C SHARES			1.67%

1 Year	0.54%	-0.43%

5 Years	2.01%	2.01%

10 Years[3]	1.48%	1.48%

ADVISOR CLASS SHARES[4]			2.66%

1 Year	1.61%	1.61%

5 Years	3.04%	3.04%

10 Years	2.51%	2.51%

CLASS R SHARES[5]			2.06%

1 Year	1.10%	1.10%

5 Years	2.54%	2.54%

10 Years	2.01%	2.01%

CLASS K SHARES[5]			2.36%

1 Year	1.35%	1.35%

5 Years	2.78%	2.78%

10 Years	2.25%	2.25%

CLASS I SHARES[4]			2.70%

1 Year	1.63%	1.63%

5 Years	3.05%	3.05%

10 Years	2.51%	2.51%

CLASS Z SHARES[4]			2.79%

1 Year	1.63%	1.63%

5 Years	3.05%	3.05%

Since Inception[6]	2.74%	2.74%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 0.73%, 1.09%, 1.85%, 0.85%, 1.47%, 1.25%, 0.83% and 0.74% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expenses (excluding extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2025, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Effective May 20, 2024, Class R and Class K were liquidated.

6	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	2.71%

5 Years	3.30%

10 Years	2.63%

CLASS 2 SHARES[1]

1 Year	2.72%

5 Years	3.41%

10 Years	2.72%

CLASS A SHARES

1 Year	0.21%

5 Years	2.67%

10 Years	2.23%

CLASS C SHARES

1 Year	0.73%

5 Years	2.38%

10 Years[2]	1.70%

ADVISOR CLASS SHARES[3]

1 Year	2.73%

5 Years	3.41%

10 Years	2.72%

CLASS R SHARES[4]

1 Year	2.22%

5 Years	2.89%

10 Years	2.23%

CLASS K SHARES[4]

1 Year	2.48%

5 Years	3.13%

10 Years	2.47%

CLASS I SHARES[3]

1 Year	2.77%

5 Years	3.41%

10 Years	2.73%

CLASS Z SHARES[3]

1 Year	2.80%

5 Years	3.41%

Since Inception[5]	2.88%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective May 20, 2024, Class R and Class K were liquidated.

5	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.10	$4.11	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
Class C
Actual	$1,000	$1,035.70	$7.90	1.56%
Hypothetical**	$1,000	$1,017.11	$7.82	1.56%
Advisor Class
Actual	$1,000	$1,041.40	$2.84	0.56%
Hypothetical**	$1,000	$1,022.08	$2.82	0.56%
Class R
Actual	$1,000	$1,038.70	$5.37	1.06%
Hypothetical**	$1,000	$1,019.59	$5.32	1.06%
Class K
Actual	$1,000	$1,041.20	$4.11	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
Class I
Actual	$1,000	$1,041.90	$2.84	0.56%
Hypothetical**	$1,000	$1,022.08	$2.82	0.56%
Class 1
Actual	$1,000	$1,040.90	$3.35	0.66%
Hypothetical**	$1,000	$1,021.58	$3.32	0.66%
Class 2
Actual	$1,000	$1,041.40	$2.84	0.56%
Hypothetical**	$1,000	$1,022.08	$2.82	0.56%
Class Z
Actual	$1,000	$1,042.20	$2.84	0.56%
Hypothetical**	$1,000	$1,022.08	$2.82	0.56%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $607.9

Total Investments ($mil): $624.7

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	75.7%

Non-Inflation Exposure	24.3

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	11.4%

Asset-Backed Securities	6.1%

Collateralized Mortgage Obligations	5.7%

Collateralized Loan Obligations	1.7%

Commercial Mortgage-Backed Securities	1.5%

Mortgage Pass-Throughs	0.8%

Corporates–Non-Investment Grade	0.8%

Quasi-Sovereigns	0.4%

Emerging Markets–Corporate Bonds	0.2%

Local Governments–US Municipal Bonds	0.2%

Emerging Markets–Sovereigns	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	71.0%

Corporates–Investment Grade	11.0%

Asset-Backed Securities	5.9%

Collateralized Mortgage Obligations	5.6%

Collateralized Loan Obligations	1.7%

Commercial Mortgage-Backed Securities	1.5%

Mortgage Pass-Throughs	0.8%

Corporates–Non-Investment Grade	0.8%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.2%

Local Governments–US Municipal Bonds	0.2%

Emerging Markets–Sovereigns	0.1%

Short-Term Investments	0.9%

1

The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 72.9%
United States – 72.9%
U.S. Treasury Inflation Index 0.125%, 07/15/2026 (TIPS)	U.S.$	105,761	$100,687,930
0.125%, 07/15/2030 (TIPS)(a)		271,923	239,504,548
0.125%, 07/15/2031 (TIPS)		11,538	9,944,227
0.25%, 07/15/2029 (TIPS)		11,998	10,861,878
0.625%, 07/15/2032 (TIPS)		3,085	2,715,592
1.375%, 07/15/2033 (TIPS)(b)		74,406	69,046,692
2.50%, 01/15/2029 (TIPS)(a)		10,430	10,521,563

Total Inflation-Linked Securities (cost $457,668,949)			443,282,430

CORPORATES - INVESTMENT GRADE – 11.3%
Financial Institutions – 6.4%
Banking – 5.3%
Ally Financial, Inc. 6.992%, 06/13/2029		575	587,196
American Express Co. 5.098%, 02/16/2028		987	975,857
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		200	197,832
7.883%, 11/15/2034		200	214,596
Banco de Credito del Peru SA 3.125%, 07/01/2030(c)		958	910,914
Banco Santander SA 6.35%, 03/14/2034		200	195,356
6.921%, 08/08/2033		800	818,088
9.625%, 05/21/2033(d)		800	854,008
Bank of America Corp. 2.687%, 04/22/2032		540	445,230
2.972%, 02/04/2033		1,019	840,064
Bank of Ireland Group PLC 5.601%, 03/20/2030(c)		301	294,769
Barclays PLC 5.674%, 03/12/2028		329	326,404
BNP Paribas SA 4.625%, 02/25/2031(c)(d)		489	391,102
5.497%, 05/20/2030(c)		987	969,737
BPCE SA 6.508%, 01/18/2035(c)		1,013	1,002,931
CaixaBank SA 6.037%, 06/15/2035(c)		955	933,493
Capital One Financial Corp. 6.377%, 06/08/2034		949	955,263

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.561%, 05/01/2032	U.S.$	1,226	$999,264
Series AA 7.625%, 11/15/2028(d)		84	86,793
Series W 4.00%, 12/10/2025(d)		504	481,169
Series Y 4.15%, 11/15/2026(d)		480	440,654
Credit Agricole SA 6.251%, 01/10/2035(c)		677	670,250
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		405	399,711
7.146%, 07/13/2027		233	237,576
Discover Bank Series B 5.974%, 08/09/2028		327	319,110
Goldman Sachs Group, Inc. (The) Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/31/2024(d)(e)		244	243,754
Series V 4.125%, 11/10/2026(d)		775	715,410
HSBC Holdings PLC 8.113%, 11/03/2033		1,738	1,936,045
Intesa Sanpaolo SpA 7.20%, 11/28/2033(c)		357	373,461
JPMorgan Chase & Co. 2.963%, 01/25/2033		1,484	1,234,584
Lloyds Banking Group PLC 7.50%, 09/27/2025(d)		1,010	1,001,324
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		344	337,880
Morgan Stanley 0.406%, 10/29/2027	EUR	1,030	1,009,927
Natwest Group PLC 6.475%, 06/01/2034	U.S.$	270	271,080
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(d)		352	352,109
Santander Holdings USA, Inc. 2.49%, 01/06/2028		497	450,302
6.174%, 01/09/2030		155	154,495
6.499%, 03/09/2029		333	335,841
6.565%, 06/12/2029		2	2,029
7.66%, 11/09/2031		9	9,619

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 5.519%, 01/19/2028(c)	U.S.$	1,012	$995,535
Standard Chartered PLC 3.971%, 03/30/2026(c)		657	644,195
6.00%, 07/26/2025(c)(d)		1,267	1,238,974
7.101% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	377,184
Svenska Handelsbanken AB 4.75%, 03/01/2031(c)(d)		1,400	1,165,696
UBS Group AG 4.194%, 04/01/2031(c)		614	558,801
6.373%, 07/15/2026(c)		1,025	1,028,465
9.25%, 11/13/2033(c)(d)		283	311,085
UniCredit SpA 1.982%, 06/03/2027(c)		204	187,858
2.569%, 09/22/2026(c)		1,071	1,021,477
Wells Fargo & Co. 3.35%, 03/02/2033		1,506	1,270,928
7.625%, 09/15/2028(d)		68	71,008
Series BB 3.90%, 03/15/2026(d)		418	395,992

			32,242,425

Brokerage – 0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(d)		1,366	1,259,028

Finance – 0.3%
Aircastle Ltd. 4.125%, 05/01/2024		232	232,000
5.95%, 02/15/2029(c)		166	163,427
Aviation Capital Group LLC 4.125%, 08/01/2025(c)		7	6,810
4.875%, 10/01/2025(c)		246	241,205
5.50%, 12/15/2024(c)		425	422,535
6.375%, 07/15/2030(c)		245	248,288
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(c)		627	638,938

			1,953,203

Insurance – 0.3%
Athene Global Funding 1.985%, 08/19/2028(c)		308	262,656
2.55%, 11/19/2030(c)		33	26,897
2.717%, 01/07/2029(c)		94	81,924
5.583%, 01/09/2029(c)		102	101,101

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 5.375%, 04/15/2031	U.S.$	256	$249,720
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(c)		1,000	967,390

			1,689,688

REITs – 0.3%
American Tower Corp. 5.20%, 02/15/2029		432	424,609
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		949	775,361
4.00%, 01/15/2031		414	361,989

			1,561,959

			38,706,303

Industrial – 4.3%
Basic – 0.2%
Freeport Indonesia PT 4.763%, 04/14/2027(c)		415	400,811
Glencore Funding LLC 5.338%, 04/04/2027(c)		312	308,780
6.50%, 10/06/2033(c)		543	559,665

			1,269,256

Capital Goods – 0.2%
Boeing Co. (The) 3.25%, 02/01/2028		23	20,776
3.625%, 02/01/2031		120	103,135
5.15%, 05/01/2030		108	102,398
6.298%, 05/01/2029(c)		58	58,229
6.528%, 05/01/2034(c)		135	135,996
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	580,966

			1,001,500

Communications - Media – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.15%, 11/10/2026		476	477,147
Prosus NV 3.061%, 07/13/2031(c)		240	193,200
3.257%, 01/19/2027(c)		593	545,931
3.68%, 01/21/2030(c)		205	176,684
4.027%, 08/03/2050(c)		775	491,156
Tencent Holdings Ltd. 3.24%, 06/03/2050(c)		655	420,962

			2,305,080

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
AT&T, Inc. 4.50%, 05/15/2035	U.S.$	222	$199,267
T-Mobile USA, Inc. 5.15%, 04/15/2034		532	512,130

			711,397

Consumer Cyclical - Automotive – 0.9%
Cummins, Inc. 5.15%, 02/20/2034		982	962,969
Ford Motor Co. 3.25%, 02/12/2032		532	428,792
Ford Motor Credit Co., LLC 6.125%, 03/08/2034		511	496,774
General Motors Financial Co., Inc. 5.75%, 02/08/2031		999	987,002
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		1,942	1,799,146
Hyundai Capital America 5.25%, 01/08/2027(c)		252	249,094
6.10%, 09/21/2028(c)		486	491,808

			5,415,585

Consumer Cyclical - Retailers – 0.0%
Tapestry, Inc. 7.70%, 11/27/2030		162	167,673

Consumer Non-Cyclical – 0.5%
BAT Capital Corp. 6.421%, 08/02/2033		268	275,453
Bayer US Finance LLC 6.125%, 11/21/2026(c)		230	230,331
Cargill, Inc. 5.125%, 10/11/2032(c)		632	616,371
General Mills, Inc. 4.70%, 01/30/2027		278	272,799
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	809,640
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		731	758,361

			2,962,955

Energy – 0.9%
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,803	1,440,056
5.75%, 01/15/2031(c)		796	778,735

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecopetrol SA 8.625%, 01/19/2029	U.S.$	1,134	$1,180,069
EQT Corp. 5.75%, 02/01/2034		413	400,837
Oleoducto Central SA 4.00%, 07/14/2027(c)		229	211,897
Var Energi ASA 7.50%, 01/15/2028(c)		867	905,070
8.00%, 11/15/2032(c)		680	748,394

			5,665,058

Other Industrial – 0.1%
LKQ Corp. 6.25%, 06/15/2033		312	314,013

Technology – 0.7%
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,853	2,024,647
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	U.S.$	1,428	1,304,735
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	967,803

			4,297,185

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		204	181,951
5.875%, 07/05/2034(c)		257	248,485

			430,436

Transportation - Services – 0.2%
ENA Master Trust 4.00%, 05/19/2048(c)		303	213,331
ERAC USA Finance LLC 4.90%, 05/01/2033(c)		635	602,894
Ryder System, Inc. 5.375%, 03/15/2029		645	639,718

			1,455,943

			25,996,081

Utility – 0.6%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		352	294,805
Alexander Funding Trust II 7.467%, 07/31/2028(c)		656	684,215
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		1,183	868,239

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Electricite de France SA 9.125%, 03/15/2033(c)(d)	U.S.$	415	$451,321
Engie Energia Chile SA 3.40%, 01/28/2030(c)		751	640,697
6.375%, 04/17/2034(c)		240	236,076
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(c)		306	292,597
NRG Energy, Inc. 4.45%, 06/15/2029(c)		148	137,428
Pacific Gas and Electric Co. 5.55%, 05/15/2029		151	149,277
Vistra Operations Co., LLC 6.95%, 10/15/2033(c)		272	283,435

			4,038,090

Total Corporates - Investment Grade (cost $70,853,256)			68,740,474

ASSET-BACKED SECURITIES – 6.1%
Other ABS - Fixed Rate – 3.0%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		1,435	1,245,523
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		14	13,464
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		82	80,645
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		66	65,340
Series 2024-X1, Class A 6.27%, 05/15/2029(c)		885	885,042
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(c)		578	575,634
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		482	472,970
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(c)		1,350	1,148,418
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		450	405,310
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		542	470,405

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)	U.S.$	197	$187,527
Series 2023-1, Class A2 5.99%, 03/15/2032(c)		1,970	1,952,057
Diamond Issuer LLC Series 2021-1A, Class A 2.305%, 11/20/2051(c)		2,152	1,903,451
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		433	378,108
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		490	457,567
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		324	287,518
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		539	494,220
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,628	1,399,224
Series 2023-1A, Class A2 7.308%, 01/30/2053(c)		1,940	1,939,459
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)		758	601,295
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	642,800
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(c)		551	551,934
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(c)		915	914,339
Series 2024-3, Class A 6.258%, 10/15/2031(c)		982	980,560
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(c)		162	161,461

			18,214,271

Autos - Fixed Rate – 2.9%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(c)		929	932,432

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(c)	U.S.$	249	$249,440
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(c)		1,294	1,284,950
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		150	140,516
Series 2021-N4, Class D 2.30%, 09/11/2028		600	577,765
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	1,065,155
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	1,047,022
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,765	1,734,622
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		154	149,667
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	922,218
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(c)		1,660	1,597,211
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		112	111,313
Series 2022-1A, Class A 5.21%, 06/15/2027(c)		799	796,913
Lendbuzz Securitization Trust Series 2023-2A, Class A2 7.09%, 10/16/2028(c)		964	971,091
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,428,871
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(c)		1,016	1,009,365
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(c)		623	623,225
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		699	695,875

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-B, Class B 5.721%, 08/16/2032(c)	U.S.$	564	$563,423
Santander Bank NA – SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(c)		183	180,369
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(c)		517	513,821
United Auto Credit Securitization Trust Series 2024-1, Class A 6.17%, 08/10/2026(c)		254	254,010
Westlake Automobile Receivables Trust Series 2023-2A, Class A2A 5.87%, 07/15/2026(c)		965	964,947

			17,814,221

Credit Cards - Fixed Rate – 0.2%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(c)		987	981,376

Total Asset-Backed Securities (cost $38,995,523)			37,009,868

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%
Risk Share Floating Rate – 5.6%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.381% (CME Term SOFR 1 Month + 2.06%), 07/25/2029(c)(e)		141	140,944
Series 2021-3A, Class A2 6.33% (CME Term SOFR + 1.00%), 09/25/2031(c)(e)		1,699	1,699,423
Series 2022-1, Class M1B 7.48% (CME Term SOFR + 2.15%), 01/26/2032(c)(e)		1,255	1,260,127
Series 2022-2, Class M1A 9.33% (CME Term SOFR + 4.00%), 09/27/2032(c)(e)		2,594	2,651,063
Connecticut Avenue Securities Trust Series 2020-R01, Class 1M2 7.495% (CME Term SOFR + 2.16%), 01/25/2040(c)(e)		261	267,086
Series 2020-R02, Class 2M2 7.445% (CME Term SOFR + 2.11%), 01/25/2040(c)(e)		123	125,673

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-R01, Class 1M2 7.23% (CME Term SOFR + 1.90%), 12/25/2041(c)(e)	U.S.$	2,899	$2,927,133
Series 2022-R03, Class 1M2 8.83% (CME Term SOFR + 3.50%), 03/25/2042(c)(e)		2,283	2,398,303
Series 2022-R04, Class 1M2 8.43% (CME Term SOFR + 3.10%), 03/25/2042(c)(e)		573	596,648
Series 2023-R02, Class 1M1 7.63% (CME Term SOFR + 2.30%), 01/25/2043(c)(e)		908	930,017
Eagle Re Ltd. Series 2021-2, Class M1B 7.38% (CME Term SOFR + 2.05%), 04/25/2034(c)(e)		427	427,803
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 10.245% (CME Term SOFR + 4.91%), 05/25/2028(e)		67	69,189
Series 2021-DNA5, Class M2 6.98% (CME Term SOFR + 1.65%), 01/25/2034(c)(e)		335	336,313
Series 2021-DNA6, Class M2 6.83% (CME Term SOFR + 1.50%), 10/25/2041(c)(e)		2,561	2,568,561
Series 2021-HQA3, Class M1 6.18% (CME Term SOFR + 0.85%), 09/25/2041(c)(e)		825	820,146
Series 2021-HQA4, Class M2 7.68% (CME Term SOFR + 2.35%), 12/25/2041(c)(e)		1,765	1,778,984
Series 2022-DNA1, Class M1B 7.18% (CME Term SOFR + 1.85%), 01/25/2042(c)(e)		1,542	1,554,801
Series 2022-DNA2, Class M1B 7.73% (CME Term SOFR + 2.40%), 02/25/2042(c)(e)		2,468	2,521,831
Series 2022-DNA3, Class M1B 8.23% (CME Term SOFR + 2.90%), 04/25/2042(c)(e)		1,069	1,107,287
Series 2022-DNA4, Class M1B 8.68% (CME Term SOFR + 3.35%), 05/25/2042(c)(e)		2,051	2,148,027
Series 2022-DNA5, Class M1B 9.83% (CME Term SOFR + 4.50%), 06/25/2042(c)(e)		3,681	3,981,425

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-DNA1, Class M1 6.68% (CME Term SOFR + 1.35%), 02/25/2044(c)(e)	U.S.$	1,296	$1,297,943
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.145% (CME Term SOFR + 5.81%), 04/25/2028(e)		308	324,593
Series 2021-R02, Class 2M2 7.33% (CME Term SOFR + 2.00%), 11/25/2041(c)(e)		1,221	1,225,906
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.183% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(c)(e)		437	437,316
Series 2019-3R, Class A 9.145% (CME Term SOFR + 3.81%), 11/27/2031(c)(e)		38	37,598
Series 2020-1R, Class A 8.795% (CME Term SOFR + 3.46%), 02/25/2025(c)(e)		140	138,908
Triangle Re Ltd. Series 2021-3, Class M1A 7.23% (CME Term SOFR + 1.90%), 02/25/2034(c)(e)		30	29,660

			33,802,708

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 1.156% (6.49% – CME Term SOFR), 11/15/2041(e)(f)		1,557	122,156
Series 4693, Class SL 0.706% (6.04% – CME Term SOFR), 06/15/2047(e)(f)		986	108,510
Series 4954, Class SL 0.606% (5.94% – CME Term SOFR), 02/25/2050(e)(f)		1,193	102,725
Series 4981, Class HS 0.656% (5.99% – CME Term SOFR), 06/25/2050(e)(f)		2,431	176,729
Federal National Mortgage Association REMICs Series 2014-78, Class SE 0.656% (5.99% – CME Term SOFR), 12/25/2044(e)(f)		703	59,620
Series 2016-77, Class DS 0.556% (5.89% – CME Term SOFR), 10/25/2046(e)(f)		762	64,488

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-62, Class AS 0.706% (6.04% – CME Term SOFR), 08/25/2047(e)(f)	U.S.$	827	$77,017
Series 2017-97, Class LS 0.756% (6.09% – CME Term SOFR), 12/25/2047(e)(f)		1,174	123,418
Government National Mortgage Association Series 2017-122, Class SA 0.77% (6.09% – CME Term SOFR 1 Month), 08/20/2047(e)(f)		637	64,370
Series 2017-134, Class MS 0.77% (6.09% – CME Term SOFR 1 Month), 09/20/2047(e)(f)		730	74,856

			973,889

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.531% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(c)(e)		127	130,882

Total Collateralized Mortgage Obligations (cost $33,989,500)			34,907,479

COLLATERALIZED LOAN OBLIGATIONS – 1.7%
CLO - Floating Rate – 1.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.72% (CME Term SOFR 3 Month + 1.39%), 04/15/2034(c)(e)		250	250,090
AGL CLO 16 Ltd. Series 2021-16A, Class D 8.686% (CME Term SOFR 3 Month + 3.36%), 01/20/2035(c)(e)		650	647,885
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 8.736% (CME Term SOFR 3 Month + 3.41%), 01/20/2032(c)(e)		415	413,922
Series 2021-1A, Class A 6.786% (CME Term SOFR 3 Month + 1.46%), 07/20/2034(c)(e)		1,111	1,113,562
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 9.179% (CME Term SOFR 3 Month + 3.86%), 01/17/2034(c)(e)		400	400,061

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden 98 CLO Ltd. Series 2022-98A, Class D 8.425% (CME Term SOFR 3 Month + 3.10%), 04/20/2035(c)(e)	U.S.$	500	$483,944
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.656% (CME Term SOFR 3 Month + 1.33%), 04/20/2034(c)(e)		1,077	1,079,903
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 07/17/2035(c)(e)		1,354	1,354,807
New Mountain CLO 3 Ltd. Series CLO-3A, Class A 6.766% (CME Term SOFR 3 Month + 1.44%), 10/20/2034(c)(e)		500	500,047
OCP CLO Ltd. Series 2020-18A, Class AR 6.676% (CME Term SOFR 3 Month + 1.35%), 07/20/2032(c)(e)		1,424	1,424,524
Pikes Peak CLO 8 Series 2021-8A, Class A 6.756% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(c)(e)		1,450	1,452,349
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.76% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(c)(e)		291	291,372
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 8.686% (CME Term SOFR 3 Month + 3.36%), 01/20/2035(c)(e)		500	499,994
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.826% (CME Term SOFR 3 Month + 1.50%), 01/20/2034(c)(e)		381	382,195

Total Collateralized Loan Obligations (cost $10,280,034)			10,294,655

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Non-Agency Floating Rate CMBS – 0.8%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.368% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(c)(e)		1,755	1,747,931

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BBCMS Mortgage Trust Series 2020-BID, Class A 7.576% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(c)(e)	U.S.$	1,383	$1,376,085
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.267% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(c)(e)		185	184,205
Series 2019-IMC, Class E 7.517% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(c)(e)		895	887,676
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.33% (CME Term SOFR + 2.00%), 01/25/2051(c)(e)		96	94,314
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.90% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(c)(e)		391	362,440

			4,652,651

Non-Agency Fixed Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)		520	387,188
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.297%, 08/10/2044(c)		19	8,896
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)		568	541,085
Series 2021-1, Class A2 2.435%, 08/15/2026(g)		1,421	1,344,081
Series 2021-1, Class AS 2.638%, 08/15/2026(g)		40	36,774
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		1,070	1,051,270
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		314	301,682
Series 2014-C22, Class XA 0.914%, 09/15/2047(h)		12,301	224
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		78	29,660

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.176%, 10/15/2048(h)	U.S.$	8,941	$75,232
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.476%, 12/15/2059		330	287,458
Series 2016-NXS6, Class C 4.537%, 11/15/2049		525	473,437

			4,536,987

Total Commercial Mortgage-Backed Securities (cost $9,696,053)			9,189,638

MORTGAGE PASS-THROUGHS – 0.8%
Agency Fixed Rate 30-Year – 0.8%
Federal National Mortgage Association Series 2022 3.00%, 02/01/2052 (cost $6,244,896)		6,081	5,086,654

CORPORATES - NON-INVESTMENT GRADE – 0.8%
Industrial – 0.7%
Capital Goods – 0.2%
TransDigm, Inc. 6.375%, 03/01/2029(c)		928	922,163

Communications - Media – 0.2%
DISH DBS Corp. 5.75%, 12/01/2028(c)		1,067	723,159
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)	EUR	561	516,684

			1,239,843

Communications - Telecommunications – 0.0%
Altice France SA/France 3.375%, 01/15/2028(c)		307	216,436

Consumer Cyclical - Other – 0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(c)	U.S.$	383	378,205
6.125%, 04/01/2032(c)		220	216,964

			595,169

Consumer Non-Cyclical – 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)	EUR	550	546,278

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)	U.S.$	270	$216

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)	EUR	642	658,779

			4,178,884

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)	U.S.$	751	737,061

Total Corporates - Non-Investment Grade (cost $5,892,955)			4,915,945

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Hungary – 0.2%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(c)		1,197	1,197,000

Mexico – 0.2%
Comision Federal de Electricidad 4.688%, 05/15/2029(c)		1,016	933,450

Total Quasi-Sovereigns (cost $2,209,357)			2,130,450

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.1%
Basic – 0.0%
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		125	84,961

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	372,024

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	446,050

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(g)(i)(j)(k)(l)		655	66

			903,101

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(c)	U.S.$	89	$87,651

Other Utility – 0.1%
Aegea Finance SARL 6.75%, 05/20/2029(c)		374	360,854

			448,505

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(m)(n)		276	15,358

Total Emerging Markets - Corporate Bonds (cost $2,117,982)			1,366,964

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
University of California Series 2021-B 3.071%, 05/15/2051 (cost $1,451,422)		1,465	988,481

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c) (cost $922,000)		922	807,326

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. Special Investment, Series 2, December 2021 - Class U-1(j)(k)(l)		226	74,314
Mt Logan Re Ltd. Special Investment, Series 2, December 2022 - Class U-1(j)(k)(l)		330	172,396

Total Common Stocks (cost $493,491)			246,710

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $247,389)	U.S.$	248	$191,084

		Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(o)(p)(q) (cost $5,508,596)		5,508,596	5,508,596

Total Investments – 102.8% (cost $646,571,403)			624,666,754
Other assets less liabilities – (2.8)%			(16,751,783)

Net Assets – 100.0%			$607,914,971

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	36	June 2024	$3,967,875	$(152,019)
U.S. T-Note 2 Yr (CBT) Futures	662	June 2024	134,158,438	(1,309,305)
U.S. T-Note 5 Yr (CBT) Futures	536	June 2024	56,141,813	(1,116,429)

Sold Contracts
U.S. 10 Yr Ultra Futures	119	June 2024	13,116,031	435,881
U.S. Ultra Bond (CBT) Futures	19	June 2024	2,271,688	138,791

				$(2,003,081)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EUR	4,728	USD	5,179	06/12/2024	$125,173
State Street Bank & Trust Co.	USD	14	EUR	13	06/12/2024	28

						$125,201

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)%	Quarterly	3.55%	USD	4,390	$(283,758)	$(292,245)	$8,487
iTraxx Australia Series 41, 5 Year Index, 06/20/2029*	(1.00)	Quarterly	0.71	USD	32,150	(448,135)	(514,725)	66,590
Sale Contracts
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00	Quarterly	0.53	USD	32,150	713,841	695,497	18,344

						$(18,052)	$(111,473)	$93,421

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	20,700	07/15/2024	3.440%	CPI#	Maturity	$273,659	$	– 0	–	$273,659
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	9,704,687		– 0	–	9,704,687
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	5,910,096		– 0	–	5,910,096
USD	61,010	05/13/2027	3.263%	CPI#	Maturity	124,646		– 0	–	124,646
USD	29,760	07/08/2027	2.770%	CPI#	Maturity	513,785		– 0	–	513,785
USD	29,760	07/08/2027	2.778%	CPI#	Maturity	503,048		– 0	–	503,048

						$17,029,921	$	– 0	–	$17,029,921

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	1,160	06/09/2025	2.000%	1 Day SOFR	Annual	$74,522	$34,853		$39,669
USD	2,106	08/04/2025	1.970%	1 Day SOFR	Annual	134,971	71,172		63,799
USD	5,400	10/04/2026	1.170%	1 Day SOFR	Annual	581,298	386,310		194,988
USD	1,080	11/08/2026	1.451%	1 Day SOFR	Annual	106,122	72,168		33,954
USD	1,080	11/09/2026	1.470%	1 Day SOFR	Annual	105,443	72,192		33,251
USD	7,030	04/04/2027	2.235%	1 Day SOFR	Annual	494,689	379,941		114,748
USD	20,920	06/05/2027	0.345%	1 Day SOFR	Annual	3,557,640	2,275,320		1,282,320
USD	715	07/12/2027	2.000%	1 Day SOFR	Annual	76,019	44,885		31,134
USD	5,395	06/04/2029	1.985%	1 Day SOFR	Annual	769,251	467,652		301,599
USD	3,170	09/27/2029	1.300%	1 Day SOFR	Annual	552,641	388,565		164,076
USD	40,300	05/21/2031	1.394%	1 Day SOFR	Annual	8,710,336	5,719,666		2,990,670
USD	1,490	11/10/2035	2.410%	1 Day SOFR	Annual	274,891	165,526		109,365
USD	595	03/06/2042	3.500%	1 Day SOFR	Annual	57,696	– 0	–	57,696

						$15,495,519	$10,078,250		$5,417,269

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	12	$(1,531)	$(1,619)	$88
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4	(510)	(583)	73
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4	(510)	(466)	(44)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	12	(1,531)	(1,475)	(56)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	19	(2,439)	(2,268)	(171)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	11	(1,417)	(1,213)	(204)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	6	(737)	(532)	(205)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	17	(2,098)	(1,889)	(209)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	19	(2,439)	(2,196)	(243)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	27	(3,403)	(3,064)	(339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	22	(2,836)	(2,207)	(629)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	41	(5,217)	(4,582)	(635)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	39	(4,934)	(4,009)	(925)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2	(283)	(251)	(32)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	55	(6,919)	(5,985)	(934)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	58	(7,373)	(4,243)	(3,130)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	76	(9,585)	(5,633)	(3,952)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	13	(1,701)	(1,415)	(286)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	58	(7,373)	(6,593)	(780)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	67	(8,507)	(7,607)	(900)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	97	(12,307)	(9,990)	(2,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	98	(12,364)	(10,032)	(2,332)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	320	(40,494)	(16,494)	(24,000)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	7	(851)	(917)	66
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	7	(851)	(541)	(310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	13	(1,702)	(1,193)	(509)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	13	(1,701)	(1,102)	(599)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	26	(3,346)	(2,563)	(783)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	74	(9,415)	(7,118)	(2,297)

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	80	$(10,095)	$(6,190)	$(3,905)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00%	USD	85	(10,833)	(5,421)	(5,412)

						$(175,302)	$(119,391)	$(55,911)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at April 30, 2024
HSBC Securities (USA), Inc.†	USD	14,899	5.41%	—	$14,944,073

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2024.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$14,944,073	$	– 0	–	$	– 0	–	$	– 0	–	$14,944,073

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $124,596,899 or 20.5% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(f)	Inverse interest only security.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.49% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021 - 08/03/2023	$550,479	$541,085	0.09%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	1,443,056	1,344,081	0.22%

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	$40,519	$36,774	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,132,330	1,051,270	0.17%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014 - 01/27/2014	363,153	66	0.00%

(h)	IO – Interest Only.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Fair valued by the Adviser.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(n)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2024.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: EUR – Euro USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

38 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $641,062,807)	$619,158,158
Affiliated issuers (cost $5,508,596)	5,508,596
Cash	45,953
Cash collateral due from broker	8,520,233
Foreign currencies, at value (cost $8,482)	8,443
Interest receivable	1,848,262
Receivable for variation margin on centrally cleared swaps	1,014,419
Receivable for capital stock sold	694,779
Receivable for investment securities sold	207,592
Unrealized appreciation on forward currency exchange contracts	125,201
Receivable due from Adviser	99,924
Affiliated dividends receivable	25,292

Total assets	637,256,852

Liabilities
Payable for reverse repurchase agreements	14,944,073
Payable for investment securities purchased	12,196,224
Payable for capital stock redeemed	732,483
Payable for variation margin on futures	361,899
Advisory fee payable	251,805
Market value on credit default swaps (net premiums received $119,391)	175,302
Distribution fee payable	39,641
Administrative fee payable	27,971
Transfer Agent fee payable	20,739
Foreign capital gains tax payable	3,705
Directors’ fees payable	1,188
Accrued expenses	586,851

Total liabilities	29,341,881

Net Assets	$607,914,971

Composition of Net Assets
Capital stock, at par	$60,086
Additional paid-in capital	741,028,613
Accumulated loss	(133,173,728)

Net Assets	$607,914,971

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 39

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,210,236	3,821,712	$10.26	*

C	$6,255,814	631,709	$9.90

Advisor	$196,444,692	19,117,375	$10.28

R	$2,495,924	242,399	$10.30

K	$2,885,804	281,389	$10.26

I	$6,262,653	617,808	$10.14

1	$297,044,935	29,657,668	$10.02

2	$36,824,445	3,678,083	$10.01

Z	$20,490,468	2,037,723	$10.06

*	The maximum offering price per share for Class A shares was $10.50 which reflects a sales charge of 2.25%.

See notes to financial statements.

40 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$13,516,240
Dividends
Unaffiliated issuers	219,196
Affiliated issuers	204,451	$13,939,887

Expenses
Advisory fee (see Note B)	1,630,605
Distribution fee—Class A	55,098
Distribution fee—Class C	36,196
Distribution fee—Class R	6,026
Distribution fee—Class K	4,826
Distribution fee—Class 1	162,106
Transfer agency—Class A	34,497
Transfer agency—Class C	5,679
Transfer agency—Advisor Class	163,082
Transfer agency—Class R	3,133
Transfer agency—Class K	3,793
Transfer agency—Class I	3,485
Transfer agency—Class 1	27,769
Transfer agency—Class 2	3,266
Transfer agency—Class Z	2,310
Custody and accounting	98,590
Registration fees	79,215
Audit and tax	57,955
Administrative	53,581
Printing	46,609
Legal	22,272
Directors’ fees	12,822
Miscellaneous	20,135

Total expenses before interest expense	2,533,050
Interest expense	214,320

Total expenses	2,747,370
Less: expenses waived and reimbursed by the Adviser (see Note B)	(644,036)

Net expenses		2,103,334

Net investment income		11,836,553

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 41

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(3,408,982)
Forward currency exchange contracts	15,799
Futures	(252,112)
Swaps	(656,591)
Foreign currency transactions	(220,009)
Net change in unrealized appreciation (depreciation) of:
Investments	16,992,231
Forward currency exchange contracts	106,415
Futures	71,242
Swaps	3,138,829
Foreign currency denominated assets and liabilities	16,689

Net gain on investment and foreign currency transactions	15,803,511

Net Increase in Net Assets from Operations	$27,640,064

(a)	Net of foreign realized capital gains taxes of $2,921.

See notes to financial statements.

42 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,836,553	$36,906,876
Net realized loss on investment and foreign currency transactions	(4,521,895)	(98,734,747)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	20,325,406	84,223,181

Net increase in net assets from operations	27,640,064	22,395,310
Distributions to Shareholders
Class A	(691,392)	(2,383,662)
Class C	(93,641)	(415,252)
Advisor Class	(3,589,136)	(15,525,103)
Class R	(35,714)	(97,892)
Class K	(63,340)	(199,485)
Class I	(100,187)	(259,635)
Class 1	(5,457,630)	(16,743,802)
Class 2	(679,735)	(2,102,742)
Class Z	(303,804)	(522,386)
Capital Stock Transactions
Net decrease	(93,345,161)	(358,017,074)

Total decrease	(76,719,676)	(373,871,723)
Net Assets
Beginning of period	684,634,647	1,058,506,370

End of period	$607,914,971	$684,634,647

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 43

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. At a meeting held on October 31-November 2, 2023, the Company’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. Effective May 20, 2024, Class R and Class K were liquidated. Class A shares are sold with a maximum sales charge of 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

44 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives

abfunds.com	AB BOND INFLATION STRATEGY | 45

NOTES TO FINANCIAL STATEMENTS (continued)

are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

46 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

abfunds.com	AB BOND INFLATION STRATEGY | 47

NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$443,282,430		$	– 0	–	$443,282,430
Corporates – Investment Grade		– 0	–	68,740,474			– 0	–	68,740,474
Asset-Backed Securities		– 0	–	37,009,868			– 0	–	37,009,868
Collateralized Mortgage Obligations		– 0	–	34,907,479			– 0	–	34,907,479
Collateralized Loan Obligations		– 0	–	10,294,655			– 0	–	10,294,655
Commercial Mortgage-Backed Securities		– 0	–	9,189,638			– 0	–	9,189,638
Mortgage Pass-Throughs		– 0	–	5,086,654			– 0	–	5,086,654
Corporates – Non-Investment Grade		– 0	–	4,915,945			– 0	–	4,915,945
Quasi-Sovereigns		– 0	–	2,130,450			– 0	–	2,130,450
Emerging Markets – Corporate Bonds		– 0	–	1,366,898			66		1,366,964
Local Governments – US Municipal Bonds		– 0	–	988,481			– 0	–	988,481
Emerging Markets – Sovereigns		– 0	–	807,326			– 0	–	807,326
Common Stocks		– 0	–	– 0	–		246,710		246,710
Governments – Sovereign Bonds		– 0	–	191,084			– 0	–	191,084
Short-Term Investments		5,508,596		– 0	–		– 0	–	5,508,596

Total Investments in Securities		5,508,596		618,911,382			246,776		624,666,754
Other Financial Instruments(a):
Assets:
Futures		574,672		– 0	–		– 0	–	574,672	(b)
Forward Currency Exchange Contracts		– 0	–	125,201			– 0	–	125,201
Centrally Cleared Credit Default Swaps		– 0	–	713,841			– 0	–	713,841	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	17,029,921			– 0	–	17,029,921	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	15,495,519			– 0	–	15,495,519	(b)

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(2,577,753)		$	– 0	–	$	– 0	–	$(2,577,753	)(b)
Centrally Cleared Credit Default Swaps	– 0	–		(731,893)			– 0	–	(731,893	)(b)
Credit Default Swaps	– 0	–		(175,302)			– 0	–	(175,302)
Reverse Repurchase Agreements	(14,944,073)			– 0	–		– 0	–	(14,944,073)

Total	$(11,438,558)			$651,368,669			$246,776		$640,176,887

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

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NOTES TO FINANCIAL STATEMENTS (continued)

investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, ..60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2025 and then may be extended for additional one-year terms. For the six months ended April 30, 2024, such reimbursement amounted to $638,196.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $53,581.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $75,626 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $943 from the sale of Class A shares and received $2,024 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $5,840.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$116,461	$110,952	$5,509	$204

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $174,677, $65,063, $62,218 and $1,583,361 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable

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NOTES TO FINANCIAL STATEMENTS (continued)

under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$40,071,847	$45,894,846
U.S. government securities	106,192,496	163,437,372

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$25,258,783
Gross unrealized depreciation	(26,556,612)

Net unrealized depreciation	$(1,297,829)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a

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NOTES TO FINANCIAL STATEMENTS (continued)

component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the

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Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2024, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2024, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

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NOTES TO FINANCIAL STATEMENTS (continued)

received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$574,672	*	Payable for variation margin on futures	$2,577,753	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	93,421	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	22,447,190	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	125,201

Credit contracts				Market value on credit default swaps	175,302

Total		$23,240,484			$2,753,055

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(252,112)	$71,242

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	15,799	106,415

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(361,992)	3,158,246

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(294,599)	(19,417)

Total		$(892,904)	$3,316,486

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$209,263,645
Average notional amount of sale contracts	$9,687,420
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,191,963	(a)
Average principal amount of sale contracts	$6,160,109
Centrally Cleared Interest Rate Swaps:
Average notional amount	$90,441,000
Centrally Cleared Inflation Swaps:
Average notional amount	$245,665,714
Credit Default Swaps:
Average notional amount of sale contracts	$1,422,367
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$36,659,357
Average notional amount of sale contracts	$32,245,606

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$125,173	$(82,746)		$	– 0	–	$	– 0	–	$42,427
State Street Bank & Trust Co.	28	– 0	–		– 0	–		– 0	–	28

Total	$125,201	$(82,746)		$	– 0	–	$	– 0	–	$42,455	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$29,602	$ – 0	–	$	– 0	–	$	– 0	–	$29,602
Credit Suisse International	24,160	– 0	–		(24,160)			– 0	–	– 0	–
Deutsche Bank AG	82,746	(82,746)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	27,961	– 0	–		– 0	–		(27,961)		– 0	–
Morgan Stanley Capital Services LLC	10,833	– 0	–		– 0	–		– 0	–	10,833

Total	$175,302	$(82,746)			$(24,160)			$(27,961)		$40,435	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2024, the average amount of reverse repurchase agreements outstanding was $7,269,876 and the daily weighted average interest rate was 5.42%. At April 30, 2024, the Fund had reverse repurchase agreements outstanding in the amount of $14,944,073 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2024:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$14,944,073	$(14,756,561)	$187,512

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	517,815	1,374,148	$5,334,021	$14,206,566

Shares issued in reinvestment of dividends	51,480	177,750	525,223	1,841,367

Shares converted from Class C	23,375	25,396	240,202	260,530

Shares redeemed	(1,450,497)	(3,113,596)	(14,977,449)	(32,165,303)

Net decrease	(857,827)	(1,536,302)	$(8,878,003)	$(15,856,840)

Class C
Shares sold	2,550	107,722	$25,438	$1,079,055

Shares issued in reinvestment of dividends	8,035	34,730	79,132	348,336

Shares converted to Class A	(24,212)	(26,256)	(240,202)	(260,530)

Shares redeemed	(178,594)	(846,986)	(1,773,750)	(8,475,373)

Net decrease	(192,221)	(730,790)	$(1,909,382)	$(7,308,512)

Advisor Class
Shares sold	4,137,485	8,103,379	$42,646,543	$84,039,313

Shares issued in reinvestment of dividends	252,614	1,049,467	2,583,496	10,891,755

Shares redeemed	(7,296,129)	(36,258,220)	(75,138,142)	(377,020,172)

Net decrease	(2,906,030)	(27,105,374)	$(29,908,103)	$(282,089,104)

Class R
Shares sold	62,362	62,283	$647,606	$647,299

Shares issued in reinvestment of dividends	3,482	9,426	35,714	97,891

Shares redeemed	(63,064)	(87,272)	(647,966)	(905,130)

Net increase (decrease)	2,780	(15,563)	$35,354	$(159,940)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class K
Shares sold	71,644	131,607	$739,374	$1,359,848

Shares issued in reinvestment of dividends	6,216	19,301	63,340	199,485

Shares redeemed	(252,099)	(120,706)	(2,586,115)	(1,233,703)

Net increase (decrease)	(174,239)	30,202	$(1,783,401)	$325,630

Class I
Shares sold	181,584	260,243	$1,844,439	$2,649,082

Shares issued in reinvestment of dividends	9,923	25,398	100,187	259,635

Shares redeemed	(133,182)	(356,853)	(1,348,672)	(3,634,655)

Net increase (decrease)	58,325	(71,212)	$595,954	$(725,938)

Class 1
Shares sold	2,518,815	6,139,563	$25,335,404	$62,318,139

Shares issued in reinvestment of dividends	393,760	1,228,769	3,923,635	12,427,665

Shares redeemed	(8,071,592)	(11,321,158)	(81,088,603)	(114,476,455)

Net decrease	(5,159,017)	(3,952,826)	$(51,829,564)	$(39,730,651)

Class 2
Shares sold	301,055	394,500	$3,025,832	$4,022,442

Share issued in reinvestment of dividends	60,981	178,128	607,531	1,800,737

Shares redeemed	(937,181)	(2,212,509)	(9,414,745)	(22,375,665)

Net decrease	(575,145)	(1,639,881)	$(5,781,382)	$(16,552,486)

Class Z
Shares sold	898,561	637,043	$9,033,582	$6,411,147

Share issued in reinvestment of dividends	30,229	51,428	303,138	521,312

Shares redeemed	(319,966)	(281,603)	(3,223,354)	(2,851,692)

Net increase	608,824	406,868	$6,113,366	$4,080,767

64 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$38,249,959		$68,537,505
Net long-term capital gains	– 0	–	3,796,204

Total taxable distributions paid	$38,249,959		$72,333,709

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,428,427
Accumulated capital and other losses	(129,498,099	)(a)
Unrealized appreciation (depreciation)	(22,437,122	)(b)

Total accumulated earnings (deficit)	$(149,506,794	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $129,498,099.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $57,636,641 and a net long-term capital loss carryforward of $71,861,458, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB BOND INFLATION STRATEGY | 69

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.02	$ 10.29	$ 11.97	$ 11.56	$ 10.95	$ 10.47

Income From Investment Operations

Net investment income(a)(b)	.17	.43	.64	.51	.25	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.26)	(1.66)	.35	.59	.52

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.40	.17	(1.02)	.86	.84	.73

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.44)	(.62)	(.45)	(.23)	(.24)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.44)	(.66)	(.45)	(.23)	(.25)

Net asset value, end of period	$ 10.26	$ 10.02	$ 10.29	$ 11.97	$ 11.56	$ 10.95

Total Return

Total investment return based on net asset value(d)	4.01%	1.70%	(8.93)%	7.63%	7.64%	7.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,210	$46,881	$63,936	$54,687	$31,248	$38,422

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.81	%^	.86%	.84%	.78%	.91%	1.25%

Expenses, before waivers/reimbursements(e)	1.09	%^	1.09%	1.04%	1.00%	1.18%	1.51%

Net investment income(b)	3.38	%^	4.16%	5.69%	4.29%	2.26%	1.93%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

70 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.68	$ 9.96	$ 11.63	$ 11.25	$ 10.67	$ 10.24

Income From Investment Operations

Net investment income(a)(b)	.13	.33	.54	.44	.18	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(.24)	(1.62)	.31	.56	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.34	.09	(1.08)	.75	.74	.62

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.37)	(.55)	(.37)	(.16)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.37)	(.59)	(.37)	(.16)	(.19)

Net asset value, end of period	$ 9.90	$ 9.68	$ 9.96	$ 11.63	$ 11.25	$ 10.67

Total Return

Total investment return based on net asset value(d)	3.57%	.85%	(9.58)%	6.87%	6.92%	6.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,256	$7,973	$15,480	$12,915	$3,823	$2,607

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.56	%^	1.62%	1.59%	1.53%	1.64%	1.99%

Expenses, before waivers/reimbursements(e)	1.84	%^	1.85%	1.78%	1.75%	1.91%	2.26%

Net investment income(b)	2.68	%^	3.33%	4.91%	3.79%	1.62%	1.28%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

abfunds.com	AB BOND INFLATION STRATEGY | 71

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.03	$ 10.30	$ 11.99	$ 11.57	$ 10.96	$ 10.49

Income From Investment Operations

Net investment income(a)(b)	.19	.44	.67	.57	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.25)	(1.67)	.33	.60	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.42	.19	(1.00)	.90	.87	.75

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.46)	(.65)	(.48)	(.26)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.46)	(.69)	(.48)	(.26)	(.28)

Net asset value, end of period	$ 10.28	$ 10.03	$ 10.30	$ 11.99	$ 11.57	$ 10.96

Total Return

Total investment return based on net asset value(d)	4.14%	1.93%	(8.72)%	7.98%	7.93%	7.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$196,445	$220,987	$506,033	$475,604	$135,677	$168,440

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56	%^	.62%	.59%	.53%	.66%	.97%

Expenses, before waivers/reimbursements(e)	.84	%^	.85%	.78%	.74%	.92%	1.24%

Net investment income(b)	3.75	%^	4.23%	5.95%	4.76%	2.44%	2.47%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.05	$ 10.32	$ 12.00	$ 11.57	$ 10.93	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.17	.41	.61	.45	.21	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.27)	(1.67)	.38	.62	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.40	.14	(1.06)	.83	.83	.69

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.41)	(.58)	(.40)	(.19)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.41)	(.62)	(.40)	(.19)	(.22)

Net asset value, end of period	$ 10.30	$ 10.05	$ 10.32	$ 12.00	$ 11.57	$ 10.93

Total Return

Total investment return based on net asset value(d)	3.87%	1.41%	(9.15)%	7.44%	7.61	%(f)	6.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,496	$2,409	$2,633	$2,369	$3,066	$6,992

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.06	%^	1.11%	1.09%	1.04%	1.21%	1.47%

Expenses, before waivers/reimbursements(e)	1.45	%^	1.47%	1.43%	1.40%	1.58%	1.83%

Net investment income(b)	3.39	%^	3.99%	5.36%	3.74%	1.88%	1.88%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.01	$ 10.28	$ 11.96	$ 11.54	$ 10.92	$ 10.45

Income From Investment Operations

Net investment income(a)(b)	.17	.44	.61	.52	.27	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.27)	(1.64)	.34	.58	.54

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	.17	(1.03)	.86	.85	.71

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.44)	(.61)	(.44)	(.23)	(.23)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.16)	(.44)	(.65)	(.44)	(.23)	(.24)

Net asset value, end of period	$ 10.26	$ 10.01	$ 10.28	$ 11.96	$ 11.54	$ 10.92

Total Return

Total investment return based on net asset value(d)	4.12%	1.58%	(8.94)%	7.64%	7.74%	6.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,886	$4,562	$4,373	$7,420	$6,790	$5,051

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.81	%^	.86%	.82%	.78%	.89%	1.27%

Expenses, before waivers/reimbursements(e)	1.12	%^	1.25%	1.10%	1.09%	1.21%	1.57%

Net investment income(b)	3.31	%^	4.27%	5.33%	4.34%	2.40%	1.61%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

74 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.90	$ 10.17	$ 11.84	$ 11.44	$ 10.84	$ 10.38

Income From Investment Operations

Net investment income(a)(b)	.20	.46	.66	.51	.27	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(.26)	(1.64)	.37	.59	.49

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	.20	(.98)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.47)	(.65)	(.48)	(.26)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.47)	(.69)	(.48)	(.26)	(.28)

Net asset value, end of period	$ 10.14	$ 9.90	$ 10.17	$ 11.84	$ 11.44	$ 10.84

Total Return

Total investment return based on net asset value(d)	4.19%	1.88%	(8.67)%	7.88%	7.97%	7.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,263	$5,539	$6,414	$6,093	$8,297	$9,893

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56	%^	.61%	.59%	.53%	.65%	.94%

Expenses, before waivers/reimbursements(e)	.81	%^	.83%	.78%	.74%	.88%	1.18%

Net investment income(b)	3.89	%^	4.50%	5.92%	4.31%	2.42%	2.40%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%
See footnote summary on page 79.

abfunds.com	AB BOND INFLATION STRATEGY | 75

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.78	$ 10.06	$ 11.73	$ 11.35	$ 10.77	$ 10.33

Income From Investment Operations

Net investment income(a)(b)	.18	.44	.64	.52	.26	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.26)	(1.62)	.34	.59	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	.18	(.98)	.86	.85	.72

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.46)	(.65)	(.48)	(.27)	(.27)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.46)	(.69)	(.48)	(.27)	(.28)

Net asset value, end of period	$ 10.02	$ 9.78	$ 10.06	$ 11.73	$ 11.35	$ 10.77

Total Return

Total investment return based on net asset value(d)	4.09%	1.84%	(8.75)%	7.77%	7.84%	7.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297,045	$340,649	$390,055	$377,333	$312,381	$319,282

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.66	%^	.71%	.69%	.63%	.75%	1.07%

Expenses, before waivers/reimbursements(e)	.80	%^	.83%	.78%	.75%	.88%	1.20%

Net investment income(b)	3.58	%^	4.34%	5.76%	4.44%	2.42%	2.31%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

76 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.78	$ 10.06	$ 11.73	$ 11.34	$ 10.76	$ 10.32

Income From Investment Operations

Net investment income(a)(b)	.19	.44	.64	.53	.28	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	(.25)	(1.61)	.35	.58	.48

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.40	.19	(.97)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.47)	(.66)	(.49)	(.28)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.47)	(.70)	(.49)	(.28)	(.30)

Net asset value, end of period	$ 10.01	$ 9.78	$ 10.06	$ 11.73	$ 11.34	$ 10.76

Total Return

Total investment return based on net asset value(d)	4.14%	1.94%	(8.77)%	7.98%	7.96%	7.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,824	$41,599	$59,262	$66,348	$60,289	$58,829

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56	%^	.61%	.58%	.53%	.65%	.96%

Expenses, before waivers/reimbursements(e)	.70	%^	.73%	.67%	.65%	.78%	1.09%

Net investment income(b)	3.76	%^	4.38%	5.75%	4.51%	2.53%	2.45%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

abfunds.com	AB BOND INFLATION STRATEGY | 77

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.82	$ 10.10	$ 11.77	$ 11.38	$ 10.80	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.19	.46	.67	.56	.24	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.27)	(1.65)	.32	.62	.47

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	.19	(.98)	.88	.86	.74

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.47)	(.65)	(.49)	(.28)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.17)	(.47)	(.69)	(.49)	(.28)	(.29)

Net asset value, end of period	$ 10.06	$ 9.82	$ 10.10	$ 11.77	$ 11.38	$ 10.80

Total Return

Total investment return based on net asset value(d)	4.22%	1.83%	(8.65)%	7.94%	7.92%	7.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,490	$14,036	$10,320	$20,910	$11,016	$32,606

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.56	%^	.60%	.58%	.53%	.67%	.96%

Expenses, before waivers/reimbursements(e)	.71	%^	.74%	.68%	.65%	.81%	1.10%

Net investment income(b)	3.87	%^	4.53%	6.02%	4.81%	2.16%	2.50%

Portfolio turnover rate	23%	125%	79%	62%	48%	40%

See footnote summary on page 79.

78 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.03	%^	.98%	.95%	.97%	1.01%	1.02%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.78	%^	1.73%	1.69%	1.72%	1.77%	1.77%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.78	%^	.73%	.69%	.72%	.77%	.77%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.38	%^	1.37%	1.34%	1.36%	1.37%	1.36%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.06	%^	1.14%	1.02%	1.05%	1.07%	1.04%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.74	%^	.72%	.69%	.71%	.73%	.73%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.74	%^	.72%	.69%	.72%	.73%	.73%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.64	%^	.62%	.59%	.62%	.63%	.63%
Class Z
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.65	%^	.63%	.60%	.62%	.63%	.64%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 79

BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Michael Canter(2), Vice President Michael Rosborough(2), Vice President Serena Zhou(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1,
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rosborough and Ms. Zhou are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

80 | AB BOND INFLATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

abfunds.com	AB BOND INFLATION STRATEGY | 81

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

82 | AB BOND INFLATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB BOND INFLATION STRATEGY | 83

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

84 | AB BOND INFLATION STRATEGY	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB BOND INFLATION STRATEGY | 85

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and

86 | AB BOND INFLATION STRATEGY	abfunds.com

discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB BOND INFLATION STRATEGY | 87

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

88 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 13, 2024

This report provides management’s discussion of fund performance for the AB Income Fund for the semi-annual reporting period ended April 30, 2024.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	5.81%	-0.49%

Class C Shares	5.41%	-1.09%

Advisor Class Shares[1]	5.94%	-0.09%

Class Z Shares[1]	5.93%	-0.09%

Bloomberg US Aggregate Bond Index	4.97%	-1.47%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2024.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. Over the six-month period, sector allocation was the largest contributor to relative performance, mostly from off-benchmark exposures to high-yield corporate bonds, emerging-market (“EM”) corporate and sovereign bonds, and collateralized loan obligations (“CLOs”) that were partially offset by an underweight to investment-grade corporate bonds and an overweight to US Treasury bonds. Security selection contributed, from selection among investment-grade and high-yield corporate bonds, and quasi-sovereign bonds that were offset by a loss from selection among US agency mortgages. Yield-curve positioning detracted, as underweights to the five- to 30-year parts of the US Treasury curve were partially offset by gains from being overweight the six-month and two-year parts of the yield curve. Country allocation and currency decisions did not impact performance during the period.

2 | AB INCOME FUND	abfunds.com

During the 12-month period, sector allocation contributed the most to relative performance, because of off-benchmark exposures to EM corporate and sovereign bonds, CLOs, bank loans and US high-yield corporates that outweighed losses from an underweight to US investment-grade corporates and an overweight to US Treasury bonds. Security selection also contributed, as selection within US high-yield and investment-grade corporate bonds, as well as EM sovereign and quasi-sovereign bonds added more to performance than a loss from selection in US agency mortgages. Yield-curve positioning detracted, as overweights to the five- and 10-year parts of the US Treasury curve lost more than a gain from an overweight to the six-month part of the curve. Country allocation and currency decisions did not have an impact on performance.

During both periods, the Fund used derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were utilized to effectively gain exposure to specific sectors. Consumer Price Index swaps were used to obtain exposure to inflation protection. Purchased options and written options were purchased as part of put spread for downside protection (hedging).

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market (“DM”) yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, DM investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. DM high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. EM hard-currency sovereign bonds significantly outperformed DM treasuries, mainly due to the performance of high-yield sovereigns. EM hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. EM local-currency bonds trailed other credit risk sectors as the US dollar was mixed against DM and EM currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade

abfunds.com	AB INCOME FUND | 3

bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund’s use of derivatives may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

4 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016, shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.13%

1 Year	-0.49%	-4.73%

5 Years	-0.45%	-1.31%

Since Inception[2]	1.10%	0.56%

CLASS C SHARES			4.59%

1 Year	-1.09%	-2.04%

5 Years	-1.20%	-1.20%

Since Inception[2,3]	0.35%	0.35%

ADVISOR CLASS SHARES[4,5]			5.61%

1 Year	-0.09%	-0.09%

5 Years	-0.20%	-0.20%

10 Years	1.89%	1.89%

CLASS Z SHARES[5]			5.67%

1 Year	-0.09%	-0.09%

Since Inception[2]	-1.39%	-1.39%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.86%, 2.60%, 1.61% and 1.55% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2025. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

5

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.03%

5 Years	-0.63%

Since Inception[1]	0.93%

CLASS C SHARES

1 Year	1.79%

5 Years	-0.52%

Since Inception[1,2]	0.73%

ADVISOR CLASS SHARES[3,4]

1 Year	3.81%

5 Years	0.48%

10 Years	2.29%

CLASS Z SHARES[4]

1 Year	3.97%

Since Inception[1]	-0.73%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

4

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.10	$4.14	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
Class C
Actual	$1,000	$1,054.10	$7.97	1.56%
Hypothetical**	$1,000	$1,017.11	$7.82	1.56%
Advisor Class
Actual	$1,000	$1,059.40	$2.82	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%
Class Z
Actual	$1,000	$1,059.30	$2.82	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 11

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,556.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Common Stocks, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds and Preferred Stocks.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

April 30, 2024 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Australia, Canada, Czech Republic, Denmark, El Salvador, Finland, Germany, Ghana, Guatemala, Hong Kong, Hungary, Indonesia, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kazakhstan, Kenya, Lebanon, Luxembourg, Macau, Morocco, Netherlands, Nigeria, Norway, Panama, Peru, Puerto Rico, Senegal, South Korea, Sweden, Switzerland, Turkey, Ukraine and Zambia.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES – 50.6%
Brazil – 2.0%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 04/01/2025	BRL	289,350		$50,894,584

United States – 48.6%
U.S. Treasury Bonds 3.00%, 08/15/2052	U.S.$	49,257		35,526,251
4.25%, 02/15/2054		93,493		85,531,212
4.50%, 02/15/2044		84,090		79,780,388
U.S. Treasury Notes 3.75%, 12/31/2028		56,342		53,991,482
4.00%, 02/15/2034		20,195		19,119,269
4.125%, 09/30/2027(a)(b)(c)		335,519		327,969,627
4.125%, 10/31/2027		25,195		24,611,877
4.125%, 07/31/2028		99,948		97,448,910
4.125%, 03/31/2029		15,230		14,827,833
4.50%, 11/15/2033		18,387		18,114,167
4.75%, 07/31/2025		298,438		296,805,420
4.875%, 10/31/2028		36,260		36,412,972
5.00%, 08/31/2025		151,900		151,472,781

				1,241,612,189

Total Governments - Treasuries (cost $1,322,112,710)				1,292,506,773

MORTGAGE PASS-THROUGHS – 26.2%
Agency Fixed Rate 30-Year – 26.2%
Federal Home Loan Mortgage Corp. Series 2023 6.00%, 10/01/2053		4,556		4,519,152
6.00%, 11/01/2053		4,590		4,552,350
6.50%, 11/01/2053		8,878		8,950,758
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		0	**	386
Series 1999 7.50%, 11/01/2029		4		3,954
Series 2020 2.50%, 12/01/2050		82,991		65,791,585
Series 2022 3.00%, 03/01/2052		20,302		16,829,492
3.00%, 08/01/2052		13,307		11,018,387
Series 2024 3.00%, 07/01/2052		9,799		8,117,223

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2023 5.00%, 05/20/2053	U.S.$	7,628	$7,306,300
5.00%, 09/20/2053		807	772,259
5.50%, 05/20/2053		40,793	40,022,857
5.50%, 08/20/2053		33,633	32,995,411
Series 2024 4.50%, 05/20/2054, TBA		57,336	53,414,707
5.00%, 04/20/2054		3,200	3,063,858
Uniform Mortgage-Backed Security Series 2024 2.00%, 05/13/2054, TBA		41,300	31,191,581
2.50%, 05/15/2054, TBA		15,800	12,506,070
3.00%, 02/25/2052, TBA		61,874	51,116,242
3.50%, 03/25/2052, TBA		61,081	52,656,412
4.00%, 06/25/2052, TBA		44,832	40,075,447
4.50%, 05/13/2054, TBA		5,755	5,304,945
5.00%, 05/15/2054, TBA		82,077	77,816,270
5.50%, 05/15/2054, TBA		9,700	9,419,988
6.00%, 05/15/2054, TBA		64,900	64,334,663
6.50%, 05/15/2054, TBA		67,500	68,040,526

Total Mortgage Pass-Throughs (cost $678,054,135)			669,820,823

CORPORATES - INVESTMENT GRADE – 14.9%
Financial Institutions – 8.7%
Banking – 7.0%
Ally Financial, Inc. 6.848%, 01/03/2030		2,409	2,433,259
6.992%, 06/13/2029		4,859	4,962,059
8.00%, 11/01/2031		75	81,241
Series B 4.70%, 05/15/2026(d)		3,727	3,160,831
Banco de Credito del Peru SA 3.125%, 07/01/2030(e)		3,765	3,579,950
5.85%, 01/11/2029(e)		146	144,321
Banco Santander SA 3.225%, 11/22/2032		200	161,696
4.175%, 03/24/2028		2,800	2,664,620
5.552%, 03/14/2028		800	790,152
6.921%, 08/08/2033		5,400	5,522,094
9.625%, 05/21/2033(d)		3,000	3,202,530
Bank of America Corp. 2.972%, 02/04/2033		2,550	2,102,220

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series U 8.738% (CME Term SOFR 3 Month + 3.40%), 05/31/2024(d)(f)	U.S.$	2,518	$2,524,270
Bank of Ireland Group PLC 5.601%, 03/20/2030(e)		2,576	2,522,677
Barclays PLC 5.674%, 03/12/2028		1,312	1,301,648
6.125%, 12/15/2025(d)		5,418	5,219,268
BNP Paribas SA 5.497%, 05/20/2030(e)		3,886	3,818,034
CaixaBank SA 5.673%, 03/15/2030(e)		3,239	3,184,488
6.84%, 09/13/2034(e)		3,893	4,023,182
Capital One Financial Corp. 5.70%, 02/01/2030		1,096	1,081,368
6.377%, 06/08/2034		4,743	4,774,304
7.624%, 10/30/2031		3,035	3,265,903
Citigroup, Inc. 5.827%, 02/13/2035		691	666,338
Series AA 7.625%, 11/15/2028(d)		1,873	1,935,277
Series U 5.00%, 09/12/2024(d)		2,540	2,520,823
Series V 4.70%, 01/30/2025(d)		1,811	1,763,932
Series W 4.00%, 12/10/2025(d)		2,865	2,735,215
Series X 3.875%, 02/18/2026(d)		3,286	3,083,221
Credit Agricole SA 8.125%, 12/23/2025(d)(e)		1,694	1,716,632
Danske Bank A/S 3.244%, 12/20/2025(e)		200	196,218
Deutsche Bank AG/New York NY 7.079%, 02/10/2034		2,615	2,606,841
7.146%, 07/13/2027		962	980,894
Discover Financial Services 7.964%, 11/02/2034		2,530	2,782,975
Goldman Sachs Group, Inc. (The) Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/31/2024(d)(f)		1,882	1,880,099
HSBC Holdings PLC 4.60%, 12/17/2030(d)		1,030	848,741
5.546%, 03/04/2030		7,485	7,384,926
7.399%, 11/13/2034		4,230	4,504,442
ING Groep NV 6.50%, 04/16/2025(d)		3,085	3,030,550

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 06/26/2024(e)	U.S.$	999	$996,443
JPMorgan Chase & Co. Series Q 8.818% (CME Term SOFR 3 Month + 3.51%), 05/01/2024(d)(f)		3,871	3,871,000
Series R 8.868% (CME Term SOFR 3 Month + 3.56%), 05/01/2024(d)(f)		282	282,000
Lloyds Banking Group PLC 5.462%, 01/05/2028		1,262	1,250,276
Nationwide Building Society 6.557%, 10/18/2027(e)		9,636	9,788,345
Natwest Group PLC 6.475%, 06/01/2034		1,783	1,790,132
Nordea Bank Abp 6.625%, 03/26/2026(d)(e)		6,125	5,995,579
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(d)(f)		2,740	2,740,849
Santander Holdings USA, Inc. 6.174%, 01/09/2030		3,274	3,263,327
7.66%, 11/09/2031		563	601,701
Societe Generale SA 5.519%, 01/19/2028(e)		10,276	10,108,809
Standard Chartered PLC 7.101% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(d)(e)(f)		7,500	7,072,200
Swedbank AB Series NC5 5.625%, 09/17/2024(d)(e)		6,200	6,146,184
Truist Financial Corp. Series N 4.80%, 09/01/2024(d)		7,249	6,995,212
UBS Group AG 4.375%, 02/10/2031(d)(e)		4,958	3,950,683
6.373%, 07/15/2026(e)		1,114	1,117,765
7.00%, 02/19/2025(d)(e)		211	210,209
9.25%, 11/13/2028(d)(e)		586	625,830
9.25%, 11/13/2033(d)(e)		513	563,910
UniCredit SpA 2.569%, 09/22/2026(e)		3,984	3,799,780
Wells Fargo & Co. 3.35%, 03/02/2033		2,282	1,925,803
5.707%, 04/22/2028		5,133	5,138,082
7.625%, 09/15/2028(d)		552	576,415

			177,967,773

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
Aircastle Ltd. 5.25%, 06/15/2026(d)(e)	U.S.$	1,264	$1,203,695
Aviation Capital Group LLC 4.125%, 08/01/2025(e)		1,592	1,548,729
4.875%, 10/01/2025(e)		1,315	1,289,371
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(e)		630	600,075
4.875%, 11/22/2026(e)		737	699,459
5.50%, 01/16/2025(e)		5,167	5,099,829
REC Ltd. 5.625%, 04/11/2028(e)		648	641,520

			11,082,678

Insurance – 1.1%
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(e)	EUR	6,630	7,304,716
Athene Global Funding 1.985%, 08/19/2028(e)	U.S.$	2,152	1,835,183
2.55%, 11/19/2030(e)		224	182,576
2.717%, 01/07/2029(e)		652	568,238
5.583%, 01/09/2029(e)		709	702,747
Credit Agricole Assurances SA 4.75%, 09/27/2048(e)	EUR	3,200	3,430,922
Hartford Financial Services Group, Inc. (The) Series ICON 7.694% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(e)(f)	U.S.$	3,275	2,903,680
Humana, Inc. 5.375%, 04/15/2031		2,862	2,791,795
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		4,117	4,351,792
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(e)		4,000	3,869,560

			27,941,209

REITs – 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		283	279,366
Newmark Group, Inc. 7.50%, 01/12/2029(e)		323	326,304
Trust Fibra Uno 4.869%, 01/15/2030(e)		4,398	3,824,756

			4,430,426

			221,422,086

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 5.0%
Basic – 0.6%
Anglo American Capital PLC 2.625%, 09/10/2030(e)	U.S.$	707	$592,775
2.875%, 03/17/2031(e)		3,700	3,110,257
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(e)		786	712,902
Freeport Indonesia PT 4.763%, 04/14/2027(e)		964	931,041
Glencore Funding LLC 5.371%, 04/04/2029(e)		3,963	3,892,102
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(e)		1,445	1,443,699
Inversiones CMPC SA 6.125%, 02/26/2034(e)		429	422,565
Nexa Resources SA 6.75%, 04/09/2034(e)		2,066	2,073,128
OCP SA 6.75%, 05/02/2034(e)		1,295	1,276,404
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(e)		1,368	1,374,840

			15,829,713

Capital Goods – 0.3%
Boeing Co. (The) 3.25%, 02/01/2028		290	261,963
3.625%, 02/01/2031		1,656	1,423,266
5.15%, 05/01/2030		1,446	1,370,996
6.298%, 05/01/2029(e)		784	787,089
6.528%, 05/01/2034(e)		1,822	1,835,446
Regal Rexnord Corp. 6.30%, 02/15/2030(e)		1,078	1,083,757
St. Marys Cement, Inc. Canada 5.75%, 04/02/2034(e)		579	565,972

			7,328,489

Communications - Media – 0.6%
DirecTV Financing LLC 8.875%, 02/01/2030(e)		2,242	2,179,246
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(e)		2,691	2,506,667
Paramount Global 4.20%, 06/01/2029		379	336,374
4.20%, 05/19/2032		1,121	916,429
4.95%, 01/15/2031		764	672,228
5.50%, 05/15/2033		685	591,477
6.875%, 04/30/2036		764	711,933
7.875%, 07/30/2030		734	758,817

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prosus NV 3.061%, 07/13/2031(e)	U.S.$	2,144	$1,725,920
3.68%, 01/21/2030(e)		5,224	4,502,435

			14,901,526

Communications - Telecommunications – 0.1%
Xiaomi Best Time International Ltd. 3.375%, 04/29/2030(e)(g)		1,860	1,618,781

Consumer Cyclical - Automotive – 1.2%
Ford Motor Co. 3.25%, 02/12/2032		9,159	7,382,154
Ford Motor Credit Co., LLC 6.05%, 03/05/2031		3,380	3,319,870
General Motors Financial Co., Inc. 2.35%, 01/08/2031		1,660	1,333,710
2.70%, 06/10/2031		5,419	4,391,937
3.60%, 06/21/2030		832	732,401
5.75%, 02/08/2031		6,336	6,259,905
Hyundai Capital America 5.25%, 01/08/2027(e)		949	938,058
5.35%, 03/19/2029(e)		4,737	4,659,455
6.50%, 01/16/2029(e)		1,536	1,581,159

			30,598,649

Consumer Cyclical - Other – 0.2%
Flutter Treasury Designated Activity Co.
5.00%, 04/29/2029(e)	EUR	179	193,600
6.375%, 04/29/2029(e)	U.S.$	347	348,346
PulteGroup, Inc. 6.375%, 05/15/2033		2,868	2,954,040
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(e)		1,100	971,894
Sands China Ltd. 2.85%, 03/08/2029		318	272,785
5.40%, 08/08/2028		767	742,556

			5,483,221

Consumer Cyclical - Retailers – 0.1%
Tapestry, Inc. 7.70%, 11/27/2030		2,154	2,229,433

Consumer Non-Cyclical – 0.2%
BAT Capital Corp. 7.75%, 10/19/2032		15	16,651
Philip Morris International, Inc. 5.50%, 09/07/2030		5,999	5,982,623

			5,999,274

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
Continental Resources, Inc./OK 2.875%, 04/01/2032(e)	U.S.$	865	$690,876
5.75%, 01/15/2031(e)		1,793	1,754,110
Ecopetrol SA 4.625%, 11/02/2031		1,138	915,942
6.875%, 04/29/2030		3,520	3,362,656
8.625%, 01/19/2029		770	801,281
KazMunayGas National Co. JSC 4.75%, 04/19/2027(e)		2,107	2,020,086
5.375%, 04/24/2030(e)		3,400	3,243,812
Ovintiv, Inc. 6.50%, 02/01/2038		1,097	1,097,867
Raizen Fuels Finance SA 6.45%, 03/05/2034(e)		2,597	2,585,313
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(e)		5,119	4,085,602
Var Energi ASA 7.50%, 01/15/2028(e)		2,892	3,018,988
8.00%, 11/15/2032(e)		1,436	1,580,433

			25,156,966

Services – 0.0%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(e)	GBP	333	443,205

Technology – 0.4%
Baidu, Inc. 3.425%, 04/07/2030	U.S.$	225	200,167
Entegris, Inc. 4.75%, 04/15/2029(e)		7,688	7,263,315
Lenovo Group Ltd. 3.421%, 11/02/2030(e)		509	439,369
Sk Hynix, Inc. 5.50%, 01/16/2029(e)		2,000	1,965,020
Western Digital Corp. 2.85%, 02/01/2029		185	156,358
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(e)		1,406	1,151,602

			11,175,831

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		499	443,929
5.875%, 07/05/2034(e)		1,434	1,383,651

			1,827,580

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(e)	U.S.$	4,585	$4,121,456

			126,714,124

Utility – 1.2%
Electric – 1.2%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(e)		3,064	2,841,860
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(e)		2,430	2,037,282
Alexander Funding Trust II 7.467%, 07/31/2028(e)		2,973	3,100,869
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(e)		3,131	2,462,890
ComEd Financing III 6.35%, 03/15/2033		3,462	3,411,351
Cometa Energia SA de CV 6.375%, 04/24/2035(e)		1,378	1,361,234
Electricite de France SA 9.125%, 03/15/2033(d)(e)		1,132	1,231,073
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(e)		222	214,014
Engie Energia Chile SA 6.375%, 04/17/2034(e)		2,633	2,589,950
Kallpa Generacion SA 4.125%, 08/16/2027(e)		992	934,030
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(e)		2,702	2,605,701
Minejesa Capital BV 4.625%, 08/10/2030(e)		2,190	2,039,379
NRG Energy, Inc. 7.00%, 03/15/2033(e)		992	1,032,255
Pacific Gas and Electric Co. 5.55%, 05/15/2029		1,512	1,494,748
Vistra Operations Co., LLC 6.95%, 10/15/2033(e)		3,770	3,928,491

			31,285,127

Other Utility – 0.0%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(e)		667	696,144

			31,981,271

Total Corporates - Investment Grade (cost $385,157,263)			380,117,481

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 10.6%
Industrial – 9.2%
Basic – 0.6%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(e)	U.S.$	277	$175,812
7.50%, 09/30/2029(e)		280	143,293
Cleveland-Cliffs, Inc. 7.00%, 03/15/2032(e)		2,874	2,806,633
ERP Iron Ore LLC 9.039%, 12/31/2019(h)(i)(j)(k)(l)		118	– 0	–
FMG Resources (August 2006) Pty Ltd. 6.125%, 04/15/2032(e)		3,761	3,642,040
Graphic Packaging International LLC 4.75%, 07/15/2027(e)		32	30,667
INEOS Finance PLC 6.375%, 04/15/2029(e)	EUR	1,815	1,947,603
7.50%, 04/15/2029(e)	U.S.$	1,966	1,979,153
INEOS Quattro Finance 2 PLC 9.625%, 03/15/2029(e)		2,592	2,737,359
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(e)	EUR	107	105,068
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(e)		1,782	1,711,593
Vallourec SACA 7.50%, 04/15/2032(e)		1,708	1,725,182

			17,004,403

Capital Goods – 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(e)	EUR	2,191	1,848,680
4.125%, 08/15/2026(e)	U.S.$	438	365,362
Bombardier, Inc. 6.00%, 02/15/2028(e)		7	6,820
7.25%, 07/01/2031(e)		1,976	1,981,592
7.50%, 02/01/2029(e)		16	16,364
7.875%, 04/15/2027(e)		46	45,814
Eco Material Technologies, Inc. 7.875%, 01/31/2027(e)		2,807	2,827,716
Esab Corp. 6.25%, 04/15/2029(e)		956	952,730
LSB Industries, Inc. 6.25%, 10/15/2028(e)(n)		1,402	1,328,956
Trivium Packaging Finance BV 3.75%, 08/15/2026(e)	EUR	100	104,052

			9,478,086

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.0%
Altice Financing SA 5.75%, 08/15/2029(e)	U.S.$	611	$462,637
AMC Networks, Inc. 10.25%, 01/15/2029(e)		2,447	2,447,049
Banijay Entertainment SASU 7.00%, 05/01/2029(e)	EUR	1,730	1,934,970
8.125%, 05/01/2029(e)	U.S.$	1,456	1,490,260
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(e)		688	559,186
4.50%, 06/01/2033(e)		6,459	4,857,749
4.75%, 02/01/2032(e)		519	407,560
CSC Holdings LLC 11.75%, 01/31/2029(e)		2,548	2,275,211
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(e)		2,841	2,628,664
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(e)		3,282	3,044,514
Paramount Global 6.375%, 03/30/2062		1,669	1,543,842
Sinclair Television Group, Inc. 5.50%, 03/01/2030(e)		466	322,835
Sirius XM Radio, Inc. 3.875%, 09/01/2031(e)		264	212,230
Univision Communications, Inc. 8.00%, 08/15/2028(e)		3,712	3,714,598

			25,901,305

Communications - Telecommunications – 0.2%
Altice France SA/France 5.125%, 07/15/2029(e)		1,984	1,296,385
5.50%, 01/15/2028(e)		878	592,176
5.50%, 10/15/2029(e)		1,528	1,000,504
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(e)		1,329	1,110,220
7.75%, 04/15/2032(e)		1,585	1,561,304

			5,560,589

Consumer Cyclical - Automotive – 0.5%
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(e)		3,987	3,897,492
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(e)	EUR	360	380,439
Exide Technologies 11.00%, 10/31/2024(i)(j)(k)(m)(o)(p)	U.S.$	3,206	– 0	–
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031		610	539,557

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IHO Verwaltungs GmbH 3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(e)(l)	EUR	623	$646,828
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(e)(l)		506	579,974
PM General Purchaser LLC 9.50%, 10/01/2028(e)	U.S.$	1,509	1,528,994
Tenneco, Inc. 8.00%, 11/17/2028(e)		3,028	2,836,388
ZF North America Capital, Inc. 6.75%, 04/23/2030(e)		1,031	1,033,495
6.875%, 04/14/2028(e)		1,328	1,337,615
6.875%, 04/23/2032(e)		1,031	1,042,104
7.125%, 04/14/2030(e)		328	335,488

			14,158,374

Consumer Cyclical - Entertainment – 0.8%
Carnival Corp. 4.00%, 08/01/2028(e)		1,841	1,680,391
5.75%, 03/01/2027(e)		2,598	2,532,998
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		8,053	8,053,000
Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(e)		82	80,460
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		4,017	4,017,000
Six Flags Entertainment Corp. 7.25%, 05/15/2031(e)		1,570	1,566,656
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		1,057	1,024,497
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(e)		1,376	1,318,250
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		75	71,535

			20,344,787

Consumer Cyclical - Other – 0.6%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		514	513,702
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(e)		1,846	1,773,046
Builders FirstSource, Inc. 6.375%, 03/01/2034(e)		2,339	2,295,471
Cirsa Finance International SARL 6.50%, 03/15/2029(e)	EUR	901	979,932

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(e)	U.S.$	2,099	$2,072,721
6.125%, 04/01/2032(e)		1,203	1,186,399
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(e)		140	121,878
5.00%, 06/01/2029(e)		1,864	1,689,996
6.625%, 01/15/2032(e)		3,344	3,292,101
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		846	820,578

			14,745,824

Consumer Cyclical - Retailers – 0.7%
Arko Corp. 5.125%, 11/15/2029(e)		845	680,512
Bath & Body Works, Inc. 6.75%, 07/01/2036		704	686,632
6.875%, 11/01/2035		2,210	2,194,972
9.375%, 07/01/2025(e)		185	191,754
FirstCash, Inc. 5.625%, 01/01/2030(e)		66	62,311
6.875%, 03/01/2032(e)		5,371	5,310,899
Kontoor Brands, Inc. 4.125%, 11/15/2029(e)		2,225	1,989,639
LCM Investments Holdings II LLC 8.25%, 08/01/2031(e)		2,067	2,149,225
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(e)		480	456,173
Sonic Automotive, Inc. 4.875%, 11/15/2031(e)		753	657,377
Staples, Inc. 7.50%, 04/15/2026(e)		2,956	2,838,588

			17,218,082

Consumer Non-Cyclical – 1.0%
Bausch + Lomb Corp. 8.375%, 10/01/2028(e)		7,165	7,395,283
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(e)		2,079	1,540,518
DaVita, Inc. 4.625%, 06/01/2030(e)		5,479	4,805,083
Embecta Corp. 5.00%, 02/15/2030(e)		1,087	838,044
Endo Finance Holdings, Inc. 8.50%, 04/15/2031(e)		1,073	1,089,653
Fortrea Holdings, Inc. 7.50%, 07/01/2030(e)		816	826,347

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Legacy LifePoint Health LLC 4.375%, 02/15/2027(e)	U.S.$	695	$651,667
Neogen Food Safety Corp. 8.625%, 07/20/2030(e)		1,594	1,679,980
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031(e)		1,717	1,485,051
Post Holdings, Inc. 6.25%, 02/15/2032(e)		3,474	3,431,409
US Acute Care Solutions LLC 6.375%, 03/01/2026(e)		1,383	1,397,480

			25,140,515

Energy – 2.0%
CITGO Petroleum Corp. 7.00%, 06/15/2025(e)		2,880	2,877,408
8.375%, 01/15/2029(e)		6,469	6,695,415
Civitas Resources, Inc. 8.375%, 07/01/2028(e)		2,280	2,379,089
8.75%, 07/01/2031(e)		2,213	2,351,357
CNX Resources Corp. 6.00%, 01/15/2029(e)		437	424,349
7.25%, 03/01/2032(e)		3,405	3,418,143
Crescent Energy Finance LLC 7.625%, 04/01/2032(e)		973	976,970
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(e)		826	835,615
EQM Midstream Partners LP 4.75%, 01/15/2031(e)		538	491,936
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		1,867	1,866,234
Gulfport Energy Corp. 8.00%, 05/17/2026(e)		580	587,972
8.00%, 05/17/2026		3	2,957
New Fortress Energy, Inc. 6.50%, 09/30/2026(e)		5,164	4,942,981
6.75%, 09/15/2025(e)		1,156	1,142,613
8.75%, 03/15/2029(e)		4,524	4,411,171
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(e)		2,055	2,089,483
8.375%, 02/15/2032(e)		2,055	2,087,613
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(e)		1,318	1,324,129
Sunoco LP 7.00%, 05/01/2029(e)		873	886,497
7.25%, 05/01/2032(e)		963	978,052

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029	U.S.$	167	$152,548
Venture Global Calcasieu Pass LLC 3.875%, 11/01/2033(e)		699	573,152
4.125%, 08/15/2031(e)		752	658,398
6.25%, 01/15/2030(e)		1,749	1,731,545
Venture Global LNG, Inc. 8.125%, 06/01/2028(e)		1,342	1,372,839
8.375%, 06/01/2031(e)		1,340	1,375,604
9.50%, 02/01/2029(e)		2,886	3,102,912
9.875%, 02/01/2032(e)		2,881	3,072,788

			52,809,770

Other Industrial – 0.1%
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		2,682	2,637,264
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(e)		5,578	4,463

			2,641,727

Services – 0.5%
ADT Security Corp. (The) 4.875%, 07/15/2032(e)		90	80,192
ANGI Group LLC 3.875%, 08/15/2028(e)		458	388,517
APX Group, Inc. 5.75%, 07/15/2029(e)		2,079	1,931,017
Cars.com, Inc. 6.375%, 11/01/2028(e)		2,427	2,320,018
Millennium Escrow Corp. 6.625%, 08/01/2026(e)		3,319	1,908,657
Monitronics International, Inc. 9.125%, 04/01/2020(h)(i)(j)(k)(o)		1,835	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(e)		2,960	2,176,991
Neptune Bidco US, Inc. 9.29%, 04/15/2029(e)		2,658	2,509,019
Wand NewCo 3, Inc. 7.625%, 01/30/2032(e)		696	709,057

			12,023,468

Technology – 0.2%
Entegris, Inc. 5.95%, 06/15/2030(e)		2,001	1,948,954
NCR Voyix Corp. 5.125%, 04/15/2029(e)		1,017	934,613
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		687	624,167

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virtusa Corp. 7.125%, 12/15/2028(e)	U.S.$	947	$851,125

			4,358,859

Transportation - Airlines – 0.1%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(e)		1,668	1,305,180

Transportation - Services – 0.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(e)		842	824,933
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.00%, 02/15/2031(e)(g)		3,650	3,494,254
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(e)	EUR	264	264,882
Loxam SAS 4.50%, 02/15/2027(e)		2,338	2,480,419
NAC Aviation 29 DAC 4.75%, 06/30/2026	U.S.$	5,530	5,243,527
PROG Holdings, Inc. 6.00%, 11/15/2029(e)		304	280,586

			12,588,601

			235,279,570

Financial Institutions – 1.1%
Banking – 0.1%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(e)		314	315,049
9.75%, 03/15/2029(e)		2,904	3,020,595

			3,335,644

Brokerage – 0.3%
Aretec Group, Inc. 10.00%, 08/15/2030(e)		2,053	2,230,441
Osaic Holdings, Inc. 10.75%, 08/01/2027(e)		4,330	4,482,719

			6,713,160

Finance – 0.4%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(e)		1,799	1,730,908
Curo Group Holdings Corp. 7.50%, 08/01/2028(j)(m)(p)		3,057	731,143
18.00%, 08/01/2028(i)		738	737,725
Enova International, Inc. 11.25%, 12/15/2028(e)		3,510	3,729,480

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GGAM Finance Ltd. 7.75%, 05/15/2026(e)	U.S.$	1,041	$1,059,082
8.00%, 02/15/2027(e)		186	191,013
8.00%, 06/15/2028(e)		1,561	1,607,533

			9,786,884

Insurance – 0.3%
Ardonagh Finco Ltd. 6.875%, 02/15/2031(e)	EUR	1,099	1,131,698
7.75%, 02/15/2031(e)	U.S.$	1,880	1,847,100
HUB International Ltd. 7.25%, 06/15/2030(e)		1,237	1,256,532
Panther Escrow Issuer LLC 7.125%, 06/01/2031(e)		3,283	3,300,105

			7,535,435

REITs – 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(e)		320	286,323

			27,657,446

Utility – 0.3%
Electric – 0.3%
NRG Energy, Inc. 10.25%, 03/15/2028(d)(e)		782	841,549
Vistra Corp. 7.00%, 12/15/2026(d)(e)		3,399	3,335,915
8.00%, 10/15/2026(d)(e)		4,113	4,155,035

			8,332,499

Total Corporates - Non-Investment Grade (cost $284,600,372)			271,269,515

COLLATERALIZED LOAN OBLIGATIONS – 3.1%
CLO - Floating Rate – 3.1%
Allegro CLO XI Ltd. Series 2019-2A, Class A1AR 6.577% (CME Term SOFR 3 Month + 1.25%), 01/19/2033(e)(f)		3,850	3,852,452
Series 2019-2A, Class BR 7.227% (CME Term SOFR 3 Month + 1.90%), 01/19/2033(e)(f)		2,479	2,470,348
Apidos Loan Fund Ltd. Series 2024-1A, Class A1 6.60% (CME Term SOFR 3 Month + 1.27%), 04/25/2035(e)(f)		5,135	5,137,716

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.579% (CME Term SOFR 3 Month + 2.26%), 04/17/2033(e)(f)	U.S.$	9,437	$9,372,065
Bain Capital Credit CLO Series 2020-1A, Class A1R 1.25% (CME Term SOFR 3 Month + 1.25%), 04/18/2033(e)(f)		5,200	5,202,761
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 8.636% (CME Term SOFR 3 Month + 3.31%), 07/20/2034(e)(f)		2,750	2,585,366
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 7.336% (CME Term SOFR 3 Month + 2.01%), 04/26/2031(e)(f)		5,300	5,300,260
CBAM Ltd. Series 2018-7A, Class B1 7.186% (CME Term SOFR 3 Month + 1.86%), 07/20/2031(e)(f)		1,996	1,998,862
Elevation CLO Ltd. Series 2020-11A, Class D1 9.44% (CME Term SOFR 3 Month + 4.11%), 04/15/2033(e)(f)		4,490	4,440,673
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.679% (CME Term SOFR 3 Month + 3.35%), 04/15/2035(e)(f)		6,350	6,350,775
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 7.215% (CME Term SOFR 3 Month + 1.89%), 04/26/2031(e)(f)		5,300	5,279,028
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 7.386% (CME Term SOFR 3 Month + 2.06%), 07/21/2031(e)(f)		1,826	1,826,341
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 7.441% (CME Term SOFR 3 Month + 2.11%), 06/15/2031(e)(f)		1,350	1,350,487
OCP CLO Ltd. Series 2021-21A, Class D 8.536% (CME Term SOFR 3 Month + 3.21%), 07/20/2034(e)(f)		4,750	4,702,348
OZLM XVIII Ltd. Series 2018-18A, Class B 7.14% (CME Term SOFR 3 Month + 1.81%), 04/15/2031(e)(f)		5,450	5,452,965

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XIX Funding Ltd. Series 2022-1A, Class D 8.625% (CME Term SOFR 3 Month + 3.30%), 04/20/2035(e)(f)	U.S.$	4,423	$4,427,267
Rockford Tower CLO Ltd. Series 2021-2A, Class D 8.836% (CME Term SOFR 3 Month + 3.51%), 07/20/2034(e)(f)		950	936,924
Venture 41 Clo Ltd. Series 2021-41A, Class A1NR 6.755% (CME Term SOFR 3 Month + 1.43%), 01/20/2034(e)(f)		2,650	2,651,375
Voya CLO Ltd. Series 2018-3A, Class A1R2 6.52% (CME Term SOFR 3 Month + 1.20%), 10/15/2031(e)(f)		5,000	5,000,895

Total Collateralized Loan Obligations (cost $78,685,602)			78,338,908

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.5%
Basic – 1.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(e)		2,510	1,882,500
7.45%, 11/15/2029(e)		3,551	2,804,225
Braskem Netherlands Finance BV 4.50%, 01/10/2028(e)		3,382	3,014,208
8.50%, 01/12/2031(e)		1,952	1,984,599
CSN Inova Ventures 6.75%, 01/28/2028(e)		1,286	1,220,494
CSN Resources SA 4.625%, 06/10/2031(e)		2,693	2,109,797
Eldorado Gold Corp. 6.25%, 09/01/2029(e)		916	864,429
First Quantum Minerals Ltd. 9.375%, 03/01/2029(e)		1,474	1,533,432
Indika Energy Tbk. PT 8.75%, 05/07/2029(e)		1,291	1,279,045
JSW Steel Ltd. 3.95%, 04/05/2027(e)		857	792,020
5.05%, 04/05/2032(e)		1,441	1,237,459
Periama Holdings LLC/DE 5.95%, 04/19/2026(e)		400	393,684
Sasol Financing USA LLC 8.75%, 05/03/2029(e)		2,570	2,591,684

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stillwater Mining Co. 4.00%, 11/16/2026(e)	U.S.$	2,907	$2,599,040
4.50%, 11/16/2029(e)		891	701,384
UPL Corp. Ltd. 4.50%, 03/08/2028(e)		1,456	1,248,520
4.625%, 06/16/2030(e)		2,029	1,620,664
Vedanta Resources Finance II PLC 13.875%, 01/21/2027(e)		532	499,011
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		1,565	1,063,711

			29,439,906

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 5.50%, 01/14/2032(e)		2,058	1,778,884
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(e)		433	381,473

			2,160,357

Communications - Telecommunications – 0.0%
C&W Senior Finance Ltd. 6.875%, 09/15/2027(e)		247	232,980
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(k)(m)		90	1,285
Millicom International Cellular SA 7.375%, 04/02/2032(e)		815	796,328

			1,030,593

Consumer Cyclical - Automotive – 0.1%
Ford Otomotiv Sanayi AS 7.125%, 04/25/2029(e)		1,290	1,290,903

Consumer Cyclical - Other – 0.2%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(e)		1,264	1,291,650
MGM China Holdings Ltd. 5.25%, 06/18/2025(e)		895	879,897
5.375%, 05/15/2024(e)		569	568,317
5.875%, 05/15/2026(e)		598	587,348
Studio City Co., Ltd. 7.00%, 02/15/2027(e)		336	332,640
Studio City Finance Ltd. 6.50%, 01/15/2028(e)		298	278,630
Wynn Macau Ltd. 5.50%, 01/15/2026(e)		1,168	1,135,150

			5,073,632

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Falabella SA 3.75%, 10/30/2027(e)	U.S.$	3,458	$3,088,426

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(e)		253	239,718
MARB BondCo PLC 3.95%, 01/29/2031(e)		4,774	3,825,167
Tonon Luxembourg SA 6.50%, 10/31/2024(j)(m)(p)		871	87
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(e)		609	607,097
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(i)(j)(k)(m)		4,738	474
10.875%, 01/13/2020(h)(i)(j)(k)(m)		750	75
11.75%, 02/09/2022(h)(i)(j)(k)(m)		1,690	169

			4,672,787

Energy – 0.6%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(e)		2,162	2,068,500
Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024(e)		746	726,651
Canacol Energy Ltd. 5.75%, 11/24/2028(e)		1,797	849,082
Geopark Ltd. 5.50%, 01/17/2027(e)		1,611	1,448,390
Greenko Solar Mauritius Ltd. 5.55%, 01/29/2025(e)		558	551,199
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(e)		3,169	3,109,581
Kosmos Energy Ltd. 7.50%, 03/01/2028(e)		1,388	1,325,540
Leviathan Bond Ltd. 6.125%, 06/30/2025(e)		2,262	2,205,390
Medco Maple Tree Pte Ltd. 8.96%, 04/27/2029(e)		720	739,350
SEPLAT Energy PLC 7.75%, 04/01/2026(e)		737	713,048
SierraCol Energy Andina LLC 6.00%, 06/15/2028(e)		2,098	1,818,048

			15,554,779

Technology – 0.1%
CA Magnum Holdings 5.375%, 10/31/2026(e)		1,397	1,321,562

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.0%
Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029(e)	U.S.$	1,083	$1,087,332

			64,720,277

Utility – 0.4%
Electric – 0.3%
Adani Green Energy Ltd. 4.375%, 09/08/2024(e)		1,040	1,028,061
AES Andes SA 6.35%, 10/07/2079(e)		1,050	1,015,717
Continuum Energy Aura Pte Ltd. 9.50%, 02/24/2027(e)		1,080	1,090,260
India Clean Energy Holdings 4.50%, 04/18/2027(e)		2,686	2,406,488
Investment Energy Resources Ltd. 6.25%, 04/26/2029(e)		1,306	1,245,189
Terraform Global Operating LP 6.125%, 03/01/2026(e)		289	284,622

			7,070,337

Other Utility – 0.1%
Aegea Finance SARL 6.75%, 05/20/2029(e)		529	510,406
9.00%, 01/20/2031(e)		1,120	1,176,336

			1,686,742

			8,757,079

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(e)(l)(n)		4,241	244,335
5.25%, 12/27/2033(e)(l)(n)		1,363	75,819

			320,154

Total Emerging Markets - Corporate Bonds (cost $89,165,154)			73,797,510

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Fixed Rate CMBS – 1.5%
BANK Series 2020-BN25, Class XA 0.989%, 01/15/2063(q)		62,627	2,387,404
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10, Class C 4.985%, 07/15/2049		372	346,261

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.468%, 05/15/2052(q)	U.S.$	10,433	$522,972
CD Mortgage Trust Series 2017-CD3, Class XA 1.103%, 02/10/2050(q)		13,418	259,166
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.759%, 05/10/2058(q)		11,734	250,052
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 02/10/2049		1,650	1,569,185
Commercial Mortgage Trust Series 2015-CR27, Class XA 1.049%, 10/10/2048(q)		5,960	55,106
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	849,887
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.297%, 08/10/2044(e)		375	288,883
Series 2011-GC5, Class D 5.297%, 08/10/2044(e)		4,025	1,913,077
Series 2016-GS3, Class XA 1.31%, 10/10/2049(q)		29,112	609,815
Series 2019-GC39, Class XA 1.293%, 05/10/2052(q)		13,973	563,775
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,537,961
Series 2014-C24, Class C 4.513%, 11/15/2047		5,869	4,723,274
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 1.051%, 11/13/2052(q)		36,698	1,322,916
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class E 3.715%, 12/15/2047(e)		7,500	6,131,250
Series 2012-LC9, Class G 3.715%, 12/15/2047(e)		831	455,235
Series 2016-JP2, Class XA 1.937%, 08/15/2049(q)		13,476	373,671
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	241,032

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LCCM Series 2017-LC26, Class XA 1.682%, 07/12/2050(e)(q)	U.S.$	31,963	$1,121,577
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 3.941%, 05/15/2046(e)		680	573,190
Series 2014-C18, Class C 4.605%, 10/15/2047		4,408	4,226,071
Series 2015-C22, Class XA 1.126%, 04/15/2048(q)		10,750	46,650
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.659%, 06/15/2050(q)		6,539	225,356
Series 2019-C16, Class XA 1.688%, 04/15/2052(q)		13,977	696,886
Series 2019-C18, Class XA 1.133%, 12/15/2052(q)		42,766	1,612,848
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(e)		1,033	945,534
Series 2013-C5, Class C 3.852%, 03/10/2046(e)		782	646,499
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.424%, 04/15/2050(q)		7,241	48,808
Series 2016-C36, Class XA 1.299%, 11/15/2059(q)		40,566	869,441
Series 2016-LC24, Class XA 1.748%, 10/15/2049(q)		25,583	727,788
Series 2016-LC25, Class XA 0.964%, 12/15/2059(q)		16,351	275,191
Series 2019-C52, Class XA 1.73%, 08/15/2052(q)		18,144	1,056,244
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 5.144%, 06/15/2044(e)		489	386,498

			37,859,503

Non-Agency Floating Rate CMBS – 0.6%
BFLD Trust Series 2019-DPLO, Class E 7.676% (CME Term SOFR 1 Month + 2.35%), 10/15/2034(e)(f)		11,227	11,184,899
Great Wolf Trust Series 2019-WOLF, Class D 7.569% (CME Term SOFR 1 Month + 2.25%), 12/15/2036(e)(f)		3,842	3,837,271

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.92% (CME Term SOFR 1 Month + 4.59%), 05/15/2036(e)(f)	U.S.$	1,651	$1,579,782

			16,601,952

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.126%, 11/16/2045(q)		85	– 0	–

Total Commercial Mortgage-Backed Securities (cost $61,023,661)			54,461,455

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Risk Share Floating Rate – 1.4%
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 8.83% (CME Term SOFR + 3.50%), 03/25/2042(e)(f)		2,657	2,791,466
Series 2023-R05, Class 1M1 7.23% (CME Term SOFR + 1.90%), 06/25/2043(e)(f)		4,866	4,927,284
Series 2023-R07, Class 2M1 7.28% (CME Term SOFR + 1.95%), 09/25/2043(e)(f)		3,245	3,267,389
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class B 12.995% (CME Term SOFR + 7.66%), 12/25/2027(f)		1,232	1,297,223
Series 2015-DNA3, Class B 14.795% (CME Term SOFR + 9.46%), 04/25/2028(f)		2,452	2,686,296
Series 2015-HQA1, Class B 14.245% (CME Term SOFR + 8.91%), 03/25/2028(f)		1,567	1,635,214
Series 2016-DNA1, Class B
15.445% (CME Term SOFR + 10.11%), 07/25/2028(f)		2,211	2,450,169
Series 2023-HQA2, Class M1A 7.33% (CME Term SOFR + 2.00%), 06/25/2043(e)(f)		3,107	3,130,790
Series 2023-HQA3, Class A1 7.18% (CME Term SOFR + 1.85%), 11/25/2043(e)(f)		1,858	1,881,936

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 2M2 10.995% (CME Term SOFR + 5.66%), 04/25/2028(f)	U.S.$	787	$807,836
Series 2016-C01, Class 2M2 12.395% (CME Term SOFR + 7.06%), 08/25/2028(f)		269	280,206
Series 2016-C02, Class 1M2 11.445% (CME Term SOFR + 6.11%), 09/25/2028(f)		1,196	1,240,817
Series 2016-C05, Class 2B 16.19% (CME Term SOFR + 10.86%), 01/25/2029(f)		2,736	3,148,422
Series 2016-C07, Class 2B 14.945% (CME Term SOFR + 9.61%), 05/25/2029(f)		1,186	1,352,687
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.695% (CME Term SOFR + 4.36%), 11/25/2024(e)(f)		303	312,266
Series 2015-CH1, Class M2 10.945% (CME Term SOFR + 5.61%), 10/25/2025(e)(f)		556	568,260
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.183% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(e)(f)		1,155	1,155,257
Series 2019-3R, Class A 9.145% (CME Term SOFR + 3.81%), 11/27/2031(e)(f)		309	308,940
Series 2020-1R, Class A 8.795% (CME Term SOFR + 3.46%), 02/25/2025(e)(f)		1,537	1,530,072
Triangle Re Ltd. Series 2021-3, Class M1A 7.23% (CME Term SOFR + 1.90%), 02/25/2034(e)(f)		224	223,705
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.695% (CME Term SOFR + 5.36%), 11/25/2025(e)(f)		204	209,252

			35,205,487

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 1.756% (7.09% – CME Term SOFR), 02/15/2036(f)(r)	U.S.$	698	$80,124
Series 3856, Class KS 1.106% (6.44% – CME Term SOFR), 05/15/2041(f)(r)		3,975	369,697
Series 4248, Class SL 0.606% (5.94% – CME Term SOFR), 05/15/2041(f)(r)		408	23,729
Series 4372, Class JS 0.656% (5.99% – CME Term SOFR), 08/15/2044(f)(r)		2,313	195,390
Series 4570, Class ST 0.556% (5.89% – CME Term SOFR), 04/15/2046(f)(r)		1,077	95,723
Series 4735, Class SA 0.756% (6.09% – CME Term SOFR), 12/15/2047(f)(r)		5,225	492,888
Series 4763, Class SB 1.556% (6.89% – CME Term SOFR), 03/15/2048(f)(r)		7,390	993,602
Series 4774, Class BS 0.756% (6.09% – CME Term SOFR), 02/15/2048(f)(r)		3,621	379,616
Series 4774, Class SL 0.756% (6.09% – CME Term SOFR), 04/15/2048(f)(r)		4,968	478,078
Series 4927, Class SJ 0.606% (5.94% – CME Term SOFR), 11/25/2049(f)(r)		2,020	155,520
Federal National Mortgage Association REMICs Series 2013-4, Class ST 0.706% (6.04% – CME Term SOFR), 02/25/2043(f)(r)		1,633	146,148
Series 2014-88, Class BS 0.706% (6.04% – CME Term SOFR), 01/25/2045(f)(r)		1,265	108,995
Series 2015-90, Class SA 0.706% (6.04% – CME Term SOFR), 12/25/2045(f)(r)		11,217	995,163
Series 2016-69, Class DS 0.656% (5.99% – CME Term SOFR), 10/25/2046(f)(r)		14,637	850,441

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-49, Class SP 0.706% (6.04% – CME Term SOFR), 07/25/2047(f)(r)	U.S.$	1,488	$144,903
Series 2018-32, Class SB 0.756% (6.09% – CME Term SOFR), 05/25/2048(f)(r)		2,851	282,194
Series 2018-45, Class SL 0.756% (6.09% – CME Term SOFR), 06/25/2048(f)(r)		2,089	212,094
Series 2018-57, Class SL 0.756% (6.09% – CME Term SOFR), 08/25/2048(f)(r)		5,546	633,010
Series 2018-58, Class SA 0.756% (6.09% – CME Term SOFR), 08/25/2048(f)(r)		2,659	262,091
Series 2018-59, Class HS 0.756% (6.09% – CME Term SOFR), 08/25/2048(f)(r)		6,473	700,126
Series 2019-25, Class SA 0.606% (5.94% – CME Term SOFR), 06/25/2049(f)(r)		2,593	219,013
Series 2019-60, Class SJ 0.606% (5.94% – CME Term SOFR), 10/25/2049(f)(r)		2,427	218,394

			8,036,939

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		816	427,473
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		437	195,386
Series 2007-HY4, Class 1A1 4.427%, 09/25/2047		142	121,375
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.689%, 03/25/2037		73	59,796
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 5.947%, 12/28/2037		437	372,657

			1,176,687

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.681% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(f)		319	73,699

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 1.558% (6.89% – CME Term SOFR 1 Month), 07/25/2037(f)(r)	U.S.$	171	$12,440

			86,139

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 05/25/2046(q)		285	40,713

Total Collateralized Mortgage Obligations (cost $44,382,275)			44,545,965

BANK LOANS – 1.6%
Industrial – 1.3%
Capital Goods – 0.0%
Chariot Buyer LLC 8.666% (SOFR 1 Month + 3.25%), 11/03/2028(s)		225	224,443

Communications - Media – 0.1%
Coral-US Co-Borrower LLC 8.435% (SOFR 1 Month + 3.00%), 10/15/2029(s)		1,046	1,040,420
DirecTV Financing LLC 10.680% (SOFR 1 Month + 5.25%), 08/02/2029(s)		1,777	1,776,713

			2,817,133

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 10.080% (SOFR 3 Month + 4.75%), 01/30/2031(s)		3,770	3,793,563
Zacapa SARL 9.309% (SOFR 3 Month + 4.00%), 03/22/2029(s)		3,241	3,235,712

			7,029,275

Consumer Cyclical - Automotive – 0.0%
Garrett Motion SARL 9.830% (SOFR 3 Month + 4.50%), 04/30/2028(k)(s)		1,074	1,076,971

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 8.166% (SOFR 1 Month + 2.75%), 12/15/2027(s)		535	535,173

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group LLC 9.180% (SOFR 1 Month + 3.75%), 03/06/2028(s)	U.S.$	1,171	$1,170,705

Consumer Non-Cyclical – 0.2%
PetSmart LLC 9.166% (SOFR 1 Month + 3.75%), 02/11/2028(s)		4,250	4,183,953

Energy – 0.3%
GIP II Blue Holding LP 9.942% (SOFR 1 Month + 4.50%), 09/29/2028(s)		2,606	2,618,360
Parkway Generation LLC 10.341% (SOFR 3 Month + 4.75%), 02/18/2029(s)		4,470	4,447,329

			7,065,689

Other Industrial – 0.1%
Dealer Tire Financial LLC 9.066% (SOFR 1 Month + 3.75%), 12/14/2027(k)(s)		1,277	1,283,676
Rockwood Service Corporation 9.680% (SOFR 1 Month + 4.25%), 01/23/2027(s)		171	172,021

			1,455,697

Technology – 0.3%
Amentum Government Services Holdings LLC 9.430% (SOFR 1 Month + 4.00%), 01/29/2027(s)		433	433,307
Ascend Learning LLC 11.166% (SOFR 1 Month + 5.75%), 12/10/2029(s)		930	910,628
Boxer Parent Company, Inc. 9.566% (SOFR 1 Month + 4.25%), 12/29/2028(s)		3,336	3,354,129
FINThrive Software Intermediate Holdings, Inc. 12.180% (SOFR 1 Month + 6.75%), 12/17/2029(k)(s)		580	403,100
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(j)(k)(p)(s)		4,133	36,166
Peraton Corp. 9.166% (SOFR 1 Month + 3.75%), 02/01/2028(s)		1,576	1,575,629

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings, Inc. 8.916% (SOFR 1 Month + 3.50%), 01/22/2027(s)	U.S.$	44	$43,665
8.930% (SOFR 3 Month + 3.50%), 01/22/2027(s)		1,542	1,542,295

			8,298,919

			33,857,958

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.934% (SOFR 6 Month + 4.50%), 12/11/2028(s)		371	372,843

Insurance – 0.2%
Asurion LLC 9.666% (SOFR 1 Month + 4.25%), 08/19/2028(s)		1,693	1,648,732
Hub International Limited 8.565% (SOFR 1 Month + 3.25%), 06/20/2030(s)		4	4,156
8.575% (SOFR 3 Month + 3.25%), 06/20/2030(s)		1,650	1,658,110

			3,310,998

			3,683,841

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 9.180% (SOFR 1 Month + 3.75%), 11/09/2026(s)		3,493	3,491,966

Total Bank Loans (cost $45,009,924)			41,033,765

ASSET-BACKED SECURITIES – 1.3%
Other ABS - Fixed Rate – 0.7%
Affirm Asset Securitization Trust Series 2022-Z1, Class A 4.55%, 06/15/2027(e)		591	587,221
Series 2023-A, Class 1A 6.61%, 01/18/2028(e)		250	250,982
Series 2023-A, Class A 6.61%, 01/18/2028(e)		9,617	9,661,650
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(e)		3,678	3,645,036

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-36, Class PT 10.694%, 10/17/2044(m)	U.S.$	52	$50,976
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(e)		1,508	1,514,690
Theorem Funding Trust Series 2022-3A, Class A 7.60%, 04/15/2029(e)		3,367	3,388,652

			19,099,207

Other ABS - Floating Rate – 0.3%
Pagaya AI Debt Trust Series 2022-6, Class A4 37.49%, 05/15/2030(e)(k)		80	103,557
Series 2024-S1, Class ABC 7.271%, 09/15/2031(e)		7,860	7,860,000

			7,963,557

Autos - Fixed Rate – 0.3%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(e)		2,970	2,886,239
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(e)		4,467	4,496,272

			7,382,511

Total Asset-Backed Securities (cost $34,490,178)			34,445,275

EMERGING MARKETS - SOVEREIGNS – 1.2%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(e)		6,169	5,629,212

Dominican Republic – 0.5%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		5,298	4,723,167
5.95%, 01/25/2027(e)		1,018	998,658
6.875%, 01/29/2026(e)		4,928	4,935,392
8.625%, 04/20/2027(e)		824	847,072

			11,504,289

El Salvador – 0.1%
El Salvador Government International Bond 8.625%, 02/28/2029(e)		1,330	1,161,256

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(e)	EUR	1,195	$1,065,071
5.75%, 12/31/2032(e)(n)	U.S.$	1,049	970,204
6.375%, 03/03/2028(e)		1,377	1,336,413

			3,371,688

Kenya – 0.1%
Republic of Kenya Government International Bond 7.00%, 05/22/2027(e)		1,680	1,618,848

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(e)(h)(j)		507	32,195
6.85%, 03/23/2027(e)(j)(p)		1,053	66,865
Series G 6.60%, 11/27/2026(e)(j)(p)		1,284	81,277

			180,337

Nigeria – 0.0%
Nigeria Government International Bond 6.125%, 09/28/2028(e)		233	205,611
7.143%, 02/23/2030(e)		211	185,350
7.875%, 02/16/2032(e)		226	197,750

			588,711

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(e)	EUR	1,465	1,430,556
6.25%, 05/23/2033(e)	U.S.$	5,158	4,360,122

			5,790,678

Ukraine – 0.0%
Ukraine Government International Bond 7.253%, 03/15/2035(e)(n)		1,964	481,966

Total Emerging Markets - Sovereigns (cost $36,554,718)			30,326,985

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	9,179,137
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032(g)		10,400	11,425,593
6.75%, 03/15/2031		4,000	4,453,422
Series GDIF 6.75%, 09/15/2029		4,606	5,018,190

Total Agencies (cost $34,046,422)			30,076,342

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(e)	U.S.$	480	$443,100
5.95%, 01/08/2034(e)		832	807,300

			1,250,400

Hungary – 0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(e)		1,330	1,330,000

Indonesia – 0.1%
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 4.75%, 05/15/2025(e)		2,044	2,016,059

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(e)		3,231	2,968,481
Petroleos Mexicanos 5.95%, 01/28/2031		5,321	4,204,920
6.49%, 01/23/2027		1,455	1,366,071
6.50%, 03/13/2027		587	550,635
6.70%, 02/16/2032		3,060	2,506,446

			11,596,553

South Africa – 0.0%
Transnet SOC Ltd. 8.25%, 02/06/2028(e)		1,294	1,272,972

Ukraine – 0.1%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(m)(n)		7,856	2,180,040

Total Quasi-Sovereigns (cost $25,234,785)			19,646,024

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Texas Transportation Commission State Highway Fund Series 2010-B 5.178%, 04/01/2030		2,560	2,545,548
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(m)		6,915	5,910,018

Total Local Governments - US Municipal Bonds (cost $9,475,000)			8,455,566

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	864	$665,712
8.00%, 11/14/2035		1,493	1,501,212

			2,166,924

Panama – 0.2%
Panama Government International Bond 6.875%, 01/31/2036(g)		677	639,342
Panama Notas del Tesoro 3.75%, 04/17/2026		5,027	4,788,217

			5,427,559

Total Governments - Sovereign Bonds (cost $8,114,304)			7,594,483

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Banks – 0.1%
Nordic Aviation Capital DAC(i)(j)(k)		103,735	2,022,833

Financial Services – 0.0%
Paysafe Ltd.(j)		8,409	119,576

			2,142,409

Consumer Discretionary – 0.0%
Broadline Retail – 0.0%
ATD New Holdings, Inc.(j)(k)		29,486	678,178

Diversified Consumer Services – 0.0%
Paysafe AG Tracker(i)(j)(k)		53,417	– 0	–

			678,178

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(i)(j)(k)		497	149,100

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(j)		824,474	138,792
SandRidge Energy, Inc.		105	1,438

			140,230

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(i)(j)(k)	71,086	$49,760

Total Common Stocks (cost $4,789,726)		3,159,677

PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Auto Components – 0.1%
Exide International Holdings LP 0.00%(e)(i)(j)(k) (cost $2,325,936)	3,093	2,783,700

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(t)(u)(v) (cost $10,027,622)	10,027,622	10,027,622

Total Investments – 119.4% (cost $3,153,249,787)		3,052,407,869
Other assets less liabilities – (19.4)%		(496,149,629)

Net Assets – 100.0%		$2,556,258,240

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Long Gilt Futures	12	June 2024	$1,436,183	$(30,002)
U.S. 10 Yr Ultra Futures	1,243	June 2024	137,001,906	(4,261,250)
U.S. Long Bond (CBT) Futures	1,001	June 2024	113,926,313	(4,403,668)
U.S. T-Note 5 Yr (CBT) Futures	5,864	June 2024	614,208,190	(10,494,616)
U.S. T-Note 10 Yr (CBT) Futures	2,262	June 2024	243,023,625	(5,791,476)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	13	June 2024	1,788,585	92,386
Euro-BOBL Futures	12	June 2024	1,491,050	17,661
Euro-Bund Futures	48	June 2024	6,663,429	158,241
Euro-Schatz Futures	76	June 2024	8,525,182	46,968
U.S. T-Note 2 Yr (CBT) Futures	2,946	June 2024	597,025,313	5,469,464
U.S. Ultra Bond (CBT) Futures	3	June 2024	358,688	1,401

				$(19,194,891)

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, NA	CAD	2,911	USD	2,163	06/13/2024	$47,671
Citibank, NA	BRL	289,350	USD	56,047	04/08/2025	2,126,817
Deutsche Bank AG	EUR	21,899	USD	23,989	06/12/2024	579,766
Morgan Stanley Capital Services, Inc.	USD	1,924	AUD	2,999	06/27/2024	21,754
State Street Bank & Trust Co.	EUR	1,399	USD	1,518	06/12/2024	22,114

						$2,798,122

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 41, 5 Year Index, 06/20/2029*	(1.00)%	Quarterly	0.71%	USD	104,760	$(1,460,238)	$(1,677,224)	$216,986
Sale Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	5.00	Quarterly	3.55	USD	350	22,626	23,340	(714)
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00	Quarterly	0.53	USD	104,760	2,326,033	2,266,260	59,773

						$888,421	$612,376	$276,045

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	1,329	$(168,386)	$(297,891)	$129,505
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	997	(126,303)	(223,443)	97,140
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	531	(67,320)	(129,923)	62,603
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	513	(64,995)	(74,291)	9,296
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	73	(9,202)	(4,155)	(5,047)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	288	(36,468)	(29,499)	(6,969)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	448	$(56,715)	$(35,923)	$(20,792)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	684	(86,717)	(63,081)	(23,636)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	881	(111,670)	(80,724)	(30,946)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2,238	(283,572)	(207,997)	(75,575)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,278	(542,021)	(388,072)	(153,949)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,278	(542,021)	(388,072)	(153,949)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,042	(512,075)	(316,454)	(195,621)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,281	(542,418)	(243,705)	(298,713)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	601	(76,167)	(67,506)	(8,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,127	(522,907)	(452,283)	(70,624)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	3,951	(500,619)	(589,001)	88,382
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2,830	(358,606)	(415,931)	57,325
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,921	(243,362)	(202,480)	(40,882)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,343	(170,143)	(76,825)	(93,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2,021	(256,010)	(157,415)	(98,595)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	4,272	(541,226)	(436,794)	(104,432)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	245	(31,022)	(18,499)	(12,523)

						$(5,849,945)	$(4,899,964)	$(949,981)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity		U.S. $ Value at April 30, 2024
Barclay Capital, Inc.†	USD	3,008	4.50%	– 0	–	$3,012,387
HSBC Securities (USA), Inc.†	USD	11,882	5.10%	– 0	–	12,141,226
Jefferies LLC†	USD	763	4.25%	– 0	–	764,061
Jefferies LLC†	USD	890	4.60%	– 0	–	891,478
Standard Chartered Bank†	USD	652	5.00%	– 0	–	652,337

						$17,461,489

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2024.

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PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Agencies	$12,141,226	$	– 0	–	$	– 0	–	$	– 0	–	$12,141,226
Corporates –Non-Investment Grade	3,012,387		– 0	–		– 0	–		– 0	–	3,012,387
Corporates – Investment Grade	1,655,539		– 0	–		– 0	–		– 0	–	1,655,539
Governments – Sovereign Bonds	652,337		– 0	–		– 0	–		– 0	–	652,337

Total	$17,461,489	$	– 0	–	$	– 0	–	$	– 0	–	$17,461,489

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $749,955,782 or 29.3% of net assets.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(h)	Defaulted matured security.

(i)	Fair valued by the Adviser.

(j)	Non-income producing security.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2024.

(m)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-36, Class PT 10.694%, 10/17/2044	09/04/2019	$52,077	$50,976		0.00%
Curo Group Holdings Corp. 7.50%, 08/01/2028	05/15/2023	1,328,716	731,143		0.03%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/16/2023	8,205	1,285		0.00%
Exide Technologies 11.00%, 10/31/2024	06/21/2019- 10/26/2020	692,006	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787	– 0	–	0.00%

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	$7,856,000	$2,180,040	0.09%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013- 10/31/2021	1,804,783	87	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/13/2013- 01/27/2014	3,510,949	474	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	75	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308	169	0.00%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	6,915,000	5,910,018	0.23%

(n)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(o)	Escrow shares.

(p)	Defaulted.

(q)	IO – Interest Only.

(r)	Inverse interest only security.

(s)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at April 30, 2024.

(t)	Affiliated investments.

(u)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Merchantile Exchange

JSC – Joint Stock Company

OTC – Over-the-Counter

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB INCOME FUND | 53

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,143,222,165)	$3,042,380,247
Affiliated issuers (cost $10,027,622)	10,027,622
Cash	223,441
Foreign currencies, at value (cost $621,864)	613,004
Unaffiliated interest and dividends receivable	24,759,301
Receivable for investment securities sold	14,292,247
Unrealized appreciation on forward currency exchange contracts	2,798,122
Receivable for capital stock sold	1,666,725
Receivable due from Adviser	99,653
Affiliated dividends receivable	57,720
Other assets	19,955

Total assets	3,096,938,037

Liabilities
Payable for investment securities purchased	495,477,695
Payable for reverse repurchase agreements	17,461,489
Payable for capital stock redeemed	13,110,448
Market value on credit default swaps (net premiums received $4,899,964)	5,849,945
Payable for variation margin on futures	3,736,574
Cash collateral due to broker	1,440,000
Dividends payable	1,018,907
Advisory fee payable	952,013
Foreign capital gains tax payable	297,406
Payable for variation margin on centrally cleared swaps	128,028
Distribution fee payable	91,646
Transfer Agent fee payable	46,114
Administrative fee payable	25,008
Directors’ fees payable	1,609
Accrued expenses	1,042,915

Total liabilities	540,679,797

Net Assets	$2,556,258,240

Composition of Net Assets
Capital stock, at par	$412,346
Additional paid-in capital	3,426,156,995
Accumulated loss	(870,311,101)

Net Assets	$2,556,258,240

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$123,342,523	19,920,873	$6.19	*

C	$78,817,099	12,712,487	$6.20

Advisor	$2,341,524,219	377,685,357	$6.20

Z	$12,574,399	2,027,275	$6.20

*	The maximum offering price per share for Class A shares was $6.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

54 | AB INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$72,408,075
Dividends
Affiliated issuers	581,197
Unaffiliated issuers	2,230
Other income	27,432	$73,018,934

Expenses
Advisory fee (see Note B)	5,709,440
Distribution fee—Class A	160,874
Distribution fee—Class C	425,219
Transfer agency—Class A	52,920
Transfer agency—Class C	34,986
Transfer agency—Advisor Class	949,510
Transfer agency—Class Z	1,684
Custody and accounting	158,764
Printing	109,619
Audit and tax	74,330
Administrative	48,531
Registration fees	47,648
Legal	27,351
Directors’ fees	23,622
Miscellaneous	43,013

Total expenses before interest expense/bank overdraft	7,867,511
Interest expense/bank overdraft	461,408
Total expenses		8,328,919

Less: expenses waived and reimbursed by the Adviser (see Note B)	(684,472)

Net expenses		7,644,447

Net investment income		65,374,487

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		8,228,329
Forward currency exchange contracts		2,715
Futures		5,144,107
Options written		188,680
Swaps		(1,269,295)
Foreign currency transactions		(1,404,652)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		42,870,760
Forward currency exchange contracts		2,726,119
Futures		16,159,303
Options written		(98,590)
Swaps		2,344,462
Foreign currency denominated assets and liabilities		118,483

Net gain on investment and foreign currency transactions		75,010,421

Net Increase in Net Assets from Operations		$140,384,908

(a)	Net of foreign realized capital gains taxes of $67,945.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $6,463.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 55

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$65,374,487		$116,479,126
Net realized gain (loss) on investment and foreign currency transactions	10,889,884		(257,509,640)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	64,120,537		197,307,168

Net increase in net assets from operations	140,384,908		56,276,654
Distributions to Shareholders
Class A	(3,291,202)		(6,139,059)
Class C	(1,851,796)		(3,570,199)
Advisor Class	(62,002,552)		(98,818,254)
Class Z	(416,005)		(932,157)
Return of Capital
Class A	– 0	–	(1,234,366)
Class C	– 0	–	(717,851)
Advisor Class	– 0	–	(19,869,152)
Class Z	– 0	–	(187,427)
Capital Stock Transactions
Net increase (decrease)	81,339,684		(152,901,365)

Total increase (decrease)	154,163,037		(228,093,176)
Net Assets
Beginning of period	2,402,095,203		2,630,188,379

End of period	$2,556,258,240		$2,402,095,203

See notes to financial statements.

56 | AB INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

abfunds.com	AB INCOME FUND | 57

NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,292,506,773		$	– 0	–	$1,292,506,773
Mortgage Pass – Throughs		– 0	–	669,820,823			– 0	–	669,820,823
Corporates – Investment Grade		– 0	–	380,117,481			– 0	–	380,117,481
Corporates – Non-Investment Grade		– 0	–	271,269,515			0	(a)	271,269,515
Collateralized Loan Obligations		– 0	–	78,338,908			– 0	–	78,338,908
Emerging Markets – Corporate Bonds		– 0	–	73,795,507			2,003		73,797,510
Commercial Mortgage-Backed Securities		– 0	–	54,461,455			– 0	–	54,461,455
Collateralized Mortgage Obligations		– 0	–	44,545,965			– 0	–	44,545,965
Bank Loans		– 0	–	38,233,852			2,799,913		41,033,765
Asset-Backed Securities		– 0	–	34,341,718			103,557		34,445,275
Emerging Markets – Sovereigns		– 0	–	30,326,985			– 0	–	30,326,985
Agencies		– 0	–	30,076,342			– 0	–	30,076,342
Quasi-Sovereigns		– 0	–	19,646,024			– 0	–	19,646,024
Local Governments – US Municipal Bonds		– 0	–	8,455,566			– 0	–	8,455,566
Governments – Sovereign Bonds		– 0	–	7,594,483			– 0	–	7,594,483
Common Stocks		259,806		– 0	–		2,899,871	(a)	3,159,677
Preferred Stocks		– 0	–	– 0	–		2,783,700		2,783,700
Short-Term Investments		10,027,622		– 0	–		– 0	–	10,027,622

Total Investments in Securities		10,287,428		3,033,531,397			8,589,044	(a)	3,052,407,869

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$5,786,121		$	– 0	–	$	– 0	–	$5,786,121	(C)
Forward Currency Exchange Contracts	– 0	–		2,798,122			– 0	–	2,798,122
Centrally Cleared Credit Default Swaps	– 0	–		2,348,659			– 0	–	2,348,659	(C)
Liabilities:
Futures	(24,981,012)			– 0	–		– 0	–	(24,981,012	)(C)
Centrally Cleared Credit Default Swaps	– 0	–		(1,460,238)			– 0	–	(1,460,238	)(C)
Credit Default Swaps	– 0	–		(5,849,945)			– 0	–	(5,849,945)
Reverse Repurchase Agreements	(17,461,489)			– 0	–		– 0	–	(17,461,489)

Total	$(26,368,952)			$3,031,367,995			$8,589,044	(a)	$3,013,588,087

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the six months ended April 30, 2024, such reimbursement/waivers amounted to $668,132. The Expense Caps may not be terminated by the Adviser before January 31, 2025.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $48,531.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $252,608 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,152 from the sale of Class A shares and received $1,005 and $1,262 in contingent deferred sales charges imposed upon

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redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $16,340.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,866	$490,455	$491,293	$10,028	$581

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,080,331 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing

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fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$379,573,268	$355,732,429
U.S. government securities	4,064,842,832	3,968,663,769

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$26,778,759
Gross unrealized depreciation	(144,691,382)

Net unrealized depreciation	$(117,912,623)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

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appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the

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underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of the written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2024, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2024, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

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statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the

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net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2024, the Fund held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments.

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The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$5,786,121	*	Payable for variation margin on futures	$24,981,012	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	276,759	*	Payable for variation margin on centrally cleared swaps	714	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,798,122

Credit contracts				Market value on credit default swaps	5,849,945

Total		$8,861,002			$30,831,671

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$5,144,107	$16,159,303

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	2,715	2,726,119

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$(325,496)	$(241,174)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation (depreciation) of options written	188,680	(98,590)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(273,350)	(59,217)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(995,945)	2,403,679

Total		$3,740,711	$20,890,120

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$1,041,563,778
Average notional amount of sale contracts	$529,884,701
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,964,166	(a)
Average principal amount of sale contracts	$32,192,798
Purchased Options:
Average notional amount	$32,916,000	(b)
Options Written:
Average notional amount	$31,044,000	(b)
Centrally Cleared Inflation Swaps:
Average notional amount	$48,600,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$51,556,413
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$104,760,000
Average notional amount of sale contracts	$105,107,746

(a)	Positions were open for four months during the period.

(b)	Positions were open for less than one month during the period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$2,174,488	$(2,174,488)		$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	579,766	– 0	–		– 0	–		– 0	–		579,766
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	21,754	(21,754)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	22,114	– 0	–		– 0	–		– 0	–		22,114

Total	$2,798,122	$(2,196,242)		$	– 0	–	$	– 0	–		$601,880	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$3,149,883	$(2,174,488)		$	– 0	–		$(975,395)		$	– 0	–
Credit Suisse International	599,074	– 0	–		– 0	–		(599,074)			– 0	–
Goldman Sachs International	1,102,587	– 0	–		– 0	–		(1,102,587)			– 0	–
JPMorgan Securities LLC	967,379	– 0	–		– 0	–		(967,379)			– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International PLC	31,022	(21,754)			– 0	–		(9,268)			– 0	–

Total	$5,849,945	$(2,196,242)		$	– 0	–		$(3,653,703)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2024, the Fund earned drop income of $212,818 which is included in interest income in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2024, the average amount of reverse repurchase agreements outstanding was $18,694,566 and the daily weighted average interest rate was 4.65%. At April 30, 2024, the Fund had reverse repurchase agreements outstanding in the amount of $17,461,489 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2024:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$3,012,387	$(2,978,063)	$34,324
HSBC Securities (USA), Inc.	12,141,226	(12,141,226)	– 0	–
Jefferies LLC	1,655,539	(1,619,124)	36,415
Standard Chartered Bank	652,337	(650,978)	1,359

Total	$17,461,489	$(17,389,391)	$72,098

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	2,102,823	5,375,800	$13,445,919	$34,188,667

Shares issued in reinvestment of dividends	352,010	788,190	2,242,482	5,039,591

Shares converted from Class C	406,074	778,379	2,570,471	4,907,291

Shares redeemed	(3,957,103)	(11,739,591)	(25,117,493)	(74,338,740)

Net decrease	(1,096,196)	(4,797,222)	$(6,858,621)	$(30,203,191)

Class C
Shares sold	606,161	1,415,028	$3,859,050	$9,121,503

Shares issued in reinvestment of dividends	178,098	420,906	1,136,445	2,696,794

Shares converted to Class A	(405,490)	(777,719)	(2,570,471)	(4,907,291)

Shares redeemed	(1,886,830)	(5,219,417)	(11,985,812)	(33,362,726)

Net decrease	(1,508,061)	(4,161,202)	$(9,560,788)	$(26,451,720)

Advisor Class
Shares sold	82,482,552	124,730,756	$525,613,540	$800,267,067

Shares issued in reinvestment of dividends	6,613,510	12,237,569	42,190,864	78,257,364

Shares redeemed	(72,979,138)	(152,016,152)	(462,828,307)	(973,162,989)

Net increase (decrease)	16,116,924	(15,047,827)	$104,976,097	$(94,638,558)

Class Z
Shares sold	800,370	1,082,163	$5,041,936	$6,936,690

Shares issued in reinvestment of dividends	47,978	151,270	305,565	967,293

Shares redeemed	(1,961,797)	(1,484,578)	(12,564,505)	(9,511,879)

Net decrease	(1,113,449)	(251,145)	$(7,217,004)	$(1,607,896)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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NOTES TO FINANCIAL STATEMENTS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative

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NOTES TO FINANCIAL STATEMENTS (continued)

models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$109,459,669	$129,387,443

Total taxable distributions paid	$109,459,669	$129,387,443
Return of Capital	22,008,796	– 0	–

Total distributions paid	$131,468,465	$129,387,443

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(788,620,748	)(a)
Unrealized appreciation (depreciation)	(143,745,135	)(b)

Total accumulated earnings (deficit)	$(932,365,883	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $788,620,748.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $239,830,869 and

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NOTES TO FINANCIAL STATEMENTS (continued)

a net long-term capital loss carryforward of $548,789,879, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.00	$ 6.19	$ 7.89	$ 7.96	$ 7.98	$ 7.49

Income From Investment Operations

Net investment income(a)(b)	.16	.28	.23	.24	.26	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.16)	(1.69)	(.04)	.02	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.35	.12	(1.46)	.20	.28	.84

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.26)	(.24)	(.27)	(.30)	(.30)

Return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.16)	(.31)	(.24)	(.27)	(.30)	(.35)

Net asset value, end of period	$ 6.19	$ 6.00	$ 6.19	$ 7.89	$ 7.96	$ 7.98

Total Return

Total investment return based on net asset value(e)*	5.81%	1.76%	(18.83)%	2.48%	3.55%	11.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$123,343	$126,078	$159,887	$265,990	$289,619	$240,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.81	%^	1.81%	1.04%	.79%	.78%	.77%

Expenses, before waivers/reimbursements(f)	.86	%^	1.86%	1.08%	.80%	.80%	.83%

Net investment income(b)	4.94	%^	4.30%	3.15%	3.04%	3.24%	4.02%

Portfolio turnover rate**	145%	231%	167%	166%	246%	270%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Income From Investment Operations

Net investment income(a)(b)	.13	.23	.17	.18	.20	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(.16)	(1.68)	(.04)	.02	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.33	.07	(1.51)	.14	.22	.78

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.22)	(.19)	(.21)	(.24)	(.25)

Return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.14)	(.26)	(.19)	(.21)	(.24)	(.29)

Net asset value, end of period	$ 6.20	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99

Total Return

Total investment return based on net asset value(e)*	5.41%	1.00%	(19.41)%	1.71%	2.77%	10.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$78,817	$85,418	$113,982	$194,363	$217,968	$164,413

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.56	%^	2.54%	1.79%	1.54%	1.53%	1.52%

Expenses, before waivers/reimbursements(f)	1.61	%^	2.60%	1.82%	1.55%	1.55%	1.57%

Net investment income(b)	4.18	%^	3.57%	2.39%	2.29%	2.49%	3.21%

Portfolio turnover rate**	145%	231%	167%	166%	246%	270%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Income From Investment Operations

Net investment income(a)(b)	.16	.29	.24	.26	.27	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(.15)	(1.68)	(.04)	.03	(c)	.53

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.36	.14	(1.44)	.22	.30	.86

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.27)	(.26)	(.29)	(.32)	(.31)

Return of capital	– 0	–	(.06)	– 0	–	– 0	–	– 0	–	(.06)

Total dividends and distributions	(.17)	(.33)	(.26)	(.29)	(.32)	(.37)

Net asset value, end of period	$ 6.20	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.99

Total Return

Total investment return based on:

Net asset value(e)*	5.94%	2.02%	(18.60)%	2.73%	3.80%	11.76%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,342	$2,172	$2,334	$4,152	$4,097	$3,562

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.55	%^	1.55%	.79%	.54%	.53%	.52%

Expenses, before waivers/reimbursements(f)	.61	%^	1.61%	.82%	.55%	.55%	.58%

Net investment income(b)	5.19	%^	4.54%	3.38%	3.28%	3.48%	4.24%

Portfolio turnover rate**	145%	231%	167%	166%	246%	270%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,	November 20, 2019(g) to October 31, 2020
2023	2022	2021

Net asset value, beginning of period	$ 6.01	$ 6.20	$ 7.90	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.16	.29	.25	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(.15)	(1.69)	(.05)	.03	(c)

Net increase (decrease) in net asset value from operations	.36	.14	(1.44)	.22	.30

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.27)	(.26)	(.29)	(.30)
Return of capital	– 0	–	(.06)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.33)	(.26)	(.29)	(.30)

Net asset value, end of period	$ 6.20	$ 6.01	$ 6.20	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	5.93%	2.02%	(18.57)%	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,574	$18,861	$21,026	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.55	%^	1.55%	.78%	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	.55	%^	1.55%	.78%	.49%	.48	%^

Net investment income(b)	5.16	%^	4.56%	3.44%	3.32%	3.49	%^

Portfolio turnover rate**	145%	231%	167%	166%	246%

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.77	%^	.77%	.77%	.77%	.77%	.77%
Before waivers/reimbursements	.82	%^	.83%	.80%	.78%	.79%	.82%
Class C
Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.52%	1.52%	1.52%
Before waivers/reimbursements	1.57	%^	1.58%	1.55%	1.53%	1.54%	1.57%
Advisor Class
Net of waivers/reimbursements	.52	%^	.52%	.52%	.52%	.52%	.52%
Before waivers/reimbursements	.57	%^	.58%	.55%	.53%	.54%	.57%
Class Z
Net of waivers/reimbursements	.51	%^	.51%	.49%	.47%	.46%	N/A
Before waivers/reimbursements	.51	%^	.52%	.49%	.47%	.46%	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Scott A. DiMaggio(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik, Smith and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

abfunds.com	AB INCOME FUND | 89

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INCOME FUND | 91

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

abfunds.com	AB INCOME FUND | 93

by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB INCOME FUND | 95

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

96 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 27, 2024

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2024.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	5.81%	3.75%

Class 2 Shares[1]	5.86%	3.85%

Class A Shares	5.69%	3.56%

Class C Shares	5.20%	2.69%

Advisor Class Shares[2]	5.72%	3.73%

Bloomberg 1-10 Year TIPS Index	3.22%	0.41%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2024.

For the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund’s municipal exposure, including an overweight to municipal credit, contributed to performance, relative to the benchmark. Inflation protection contributed to performance and the use of Consumer Price Index (“CPI”) swaps outperformed taxable inflation-hedging alternatives during the reporting period. Yield-curve positioning detracted from performance.

For the 12-month period, all share classes of the Fund outperformed the benchmark. Municipal exposure, including an overweight to municipal credit, contributed to performance. Inflation protection contributed to

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performance and the use of Consumer Price Index (“CPI”) swaps outperformed taxable inflation-hedging alternatives during the reporting period. Yield-curve positioning detracted from performance.

During both periods, the Fund used derivatives in the form of interest rate swaps for hedging purposes, which added to absolute performance. Credit default swaps were used for hedging and investment purposes, which had no material impact on performance. CPI swaps were used for hedging purposes, which detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ended April 30, 2024, the yield on a 10-Year 5% coupon AAA municipal bond fell to 2.81% from 3.61% and the yield on the 10-Year US Treasury fell to 4.69% from 4.92%. After-tax spreads tightened materially across the curve indicating municipals became expensive relative to Treasuries. Performance was particularly strong for the first two months of this period however worries about a reacceleration of inflation during the subsequent 4 months of the reporting period dampened the overall return.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. The Team relies on an investment process that combines quantitative and fundamental research to build effective bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.34% and 0.00%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more nationally recognized statistical rating organizations (or deemed to be of comparable credit quality by the Adviser). The Fund may invest up to 20% of its total assets in below investment-grade fixed-income securities (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			3.18%	4.89%

1 Year	3.75%	3.75%

5 Years	2.98%	2.98%

10 Years	2.29%	2.29%

CLASS 2 SHARES[3]			3.28%	5.05%

1 Year	3.85%	3.85%

5 Years	3.08%	3.08%

10 Years	2.39%	2.39%

CLASS A SHARES			2.90%	4.46%

1 Year	3.56%	0.44%

5 Years	2.82%	2.19%

10 Years	2.14%	1.83%

CLASS C SHARES			2.25%	3.46%

1 Year	2.69%	1.69%

5 Years	2.04%	2.04%

10 Years[4]	1.37%	1.37%

ADVISOR CLASS SHARES[5]			3.24%	4.98%

1 Year	3.73%	3.73%

5 Years	3.07%	3.07%

10 Years	2.39%	2.39%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.66%, 0.56%, 0.85%, 1.60% and 0.60% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2025, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

4	Assumes conversion of Class C shares into Class A shares after eight years.

(footnotes continued on next page)

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.15%

5 Years	3.13%

10 Years	2.40%

CLASS 2 SHARES[1]

1 Year	3.25%

5 Years	3.21%

10 Years	2.50%

CLASS A SHARES

1 Year	-0.02%

5 Years	2.35%

10 Years	1.94%

CLASS C SHARES

1 Year	1.19%

5 Years	2.20%

10 Years[2]	1.48%

ADVISOR CLASS SHARES[3]

1 Year	3.23%

5 Years	3.22%

10 Years	2.50%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.90	$3.89	0.76%
Hypothetical**	$1,000	$1,021.08	$3.82	0.76%
Class C
Actual	$1,000	$1,052.00	$7.70	1.51%
Hypothetical**	$1,000	$1,017.35	$7.57	1.51%
Advisor Class
Actual	$1,000	$1,057.20	$2.61	0.51%
Hypothetical**	$1,000	$1,022.33	$2.56	0.51%
Class 1
Actual	$1,000	$1,058.10	$3.12	0.61%
Hypothetical**	$1,000	$1,021.83	$3.07	0.61%
Class 2
Actual	$1,000	$1,058.60	$2.61	0.51%
Hypothetical**	$1,000	$1,022.33	$2.56	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,484.1

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.9%
Long-Term Municipal Bonds – 92.8%
Alabama – 4.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$3,955,845
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.25%, 01/01/2054	1,830	1,935,550
Series 2023-D 5.408% (SOFR + 1.85%), 06/01/2049(a)	2,500	2,530,436
Black Belt Energy Gas District (Royal Bank of Canada) Series 2021 4.00%, 06/01/2051	21,155	20,838,312
Series 2022-D 4.00%, 07/01/2052	2,555	2,562,097
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,121,675
Series 2021 4.00%, 02/01/2039	1,675	1,568,733
Southeast Alabama Gas Supply District (The) (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 08/01/2054	2,000	2,111,890
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	1,000	1,031,843
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	18,485	18,090,942
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	2,000	2,102,857

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	$3,000	$3,149,352

		61,999,532

Alaska – 0.3%
Alaska Housing Finance Corp. (Pre-refunded – Others) Series 2023 4.39%, 07/01/2026(b)	4,000	4,010,530

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,373,010
Series 2018 6.50%, 09/01/2028(b)	295	306,658
7.125%, 09/01/2038(b)	280	301,232

		1,980,900

Arizona – 1.9%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	953,408
5.00%, 11/01/2031	800	875,640
5.00%, 11/01/2032	650	711,567
5.00%, 11/01/2033	900	983,763
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2041	500	448,236
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(c)(d)(e)	1,000	60,000
6.75%, 07/01/2030(c)(d)(e)	1,000	60,000
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	1,800	1,780,810
5.00%, 02/01/2026	1,200	1,229,581
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	5,000	5,106,318

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	$4,000	$3,204,059
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,085,173
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	1,921,067
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(b)	1,500	1,509,963
State of Arizona Lottery Revenue (Pre-refunded – US Treasuries) Series 2019 5.00%, 07/01/2028	5,000	5,369,245

		28,298,830

Arkansas – 0.1%
Arkansas Development Finance Authority (Hybar LLC) Series 2024 7.375%, 07/01/2048(b)	1,000	1,087,803
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	1,000	994,685

		2,082,488

California – 9.5%
ARC70 II TRUST Series 2023 4.84%, 04/01/2065(e) (f)	4,771	4,663,052
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	2,000	2,123,056
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	4,925	5,137,874

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2023 5.25%, 11/01/2054	$1,125	$1,197,107
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	3,315	2,628,252
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	990	813,951
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2024 3.95%, 01/01/2050(b)	8,910	8,909,619
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(b)(c)(d)	250	18,750
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2018 5.00%, 05/01/2029	2,995	3,212,876
California State University Series 2021-B 2.374%, 11/01/2035	1,000	755,746
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	4,000	4,006,163
City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2027	1,410	1,464,175
Series 2021 5.00%, 05/15/2035	4,000	4,342,728
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	2,000	1,549,452

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	$3,200	$2,594,327
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,300	1,855,979
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	2,000	1,436,228
Los Angeles Unified School District/CA Series 2024-A 5.00%, 07/01/2031	6,500	7,378,945
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.324% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(a)	5,000	4,502,390
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2035	3,100	3,086,331
4.00%, 07/01/2036	8,395	8,306,361
4.00%, 07/01/2039	7,075	6,886,710
4.00%, 07/01/2040	8,655	8,393,935
4.00%, 07/01/2041	3,325	3,197,290
5.00%, 07/01/2030	2,785	3,001,919
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2025	5,480	5,542,633
Series 2021-A 5.00%, 05/01/2031	3,275	3,569,844
5.00%, 05/01/2036	5,960	6,434,909
Series 2023-E 5.50%, 05/01/2040	5,000	5,554,199
State of California Series 2021 4.00%, 12/01/2024	2,655	2,661,650
5.00%, 10/01/2024	3,590	3,610,879
Series 2023 5.00%, 09/01/2037	10,000	11,375,669
5.10%, 03/01/2029	1,200	1,206,131

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University of California Series 2022-S 5.00%, 05/15/2024	$6,000	$6,002,599
5.00%, 05/15/2025	4,000	4,068,745

		141,490,474

Colorado – 3.3%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No. 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,702,657
City & County of Denver Co. Airport System Revenue Series 2022-A 5.00%, 11/15/2031	7,910	8,668,297
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2026	1,700	1,751,889
5.00%, 12/01/2028	2,090	2,200,685
5.00%, 12/01/2029	6,555	6,894,449
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	2,779,385
Series 2023 5.00%, 11/15/2058	5,280	5,591,082
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2030	1,015	1,089,092
5.00%, 08/01/2032	640	686,567
5.00%, 08/01/2033	750	804,370
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2019-B 4.00%, 01/01/2040	1,445	1,435,645
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,643,878
E-470 Public Highway Authority Series 2021-B 3.914% (SOFR + 0.35%), 09/01/2039(a)	2,000	1,996,874

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	$1,873	$1,517,053
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(b)	365	370,815
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	6,000	7,053,963
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	1,000	1,046,775
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	261,571

		48,495,047

Connecticut – 2.5%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	1,920	2,049,249
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2040	1,500	1,390,079
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2022 1.10%, 07/01/2049	8,000	7,797,990
Series 2023-A 2.80%, 07/01/2048	7,710	7,545,834
State of Connecticut Series 2014-F 5.00%, 11/15/2026	1,275	1,283,343
Series 2015-B 5.00%, 06/15/2025	4,310	4,385,822
5.00%, 06/15/2028	2,840	2,882,956
Series 2016-A 5.00%, 03/15/2032	2,160	2,213,806
Series 2018-B 5.00%, 04/15/2028	1,440	1,542,471

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2038	$3,040	$3,296,607
Series 2023-A 5.25%, 07/01/2042	3,000	3,384,674

		37,772,831

District of Columbia – 2.1%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2039	2,400	2,444,824
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2029	4,765	5,033,739
5.00%, 08/31/2030	5,025	5,364,272
5.00%, 02/29/2032	5,475	5,919,219
District of Columbia Income Tax Revenue Series 2024-A 5.00%, 10/01/2035	3,750	4,422,936
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2026	3,065	3,160,751
Series 2021-A 4.00%, 10/01/2038	2,500	2,469,117
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2023 5.00%, 07/15/2040	2,540	2,795,494

		31,610,352

Florida – 3.8%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(b)	2,500	2,198,034
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.125%, 06/01/2042	2,400	2,427,758

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	$4,500	$4,562,026
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	2,600	2,432,870
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2024	5,000	5,003,074
5.00%, 06/01/2026	2,885	2,914,137
5.00%, 06/01/2027	4,515	4,565,744
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	115	86,280
Zero Coupon, 10/01/2031	140	100,399
Zero Coupon, 10/01/2032	100	68,544
Zero Coupon, 10/01/2033	115	75,093
Zero Coupon, 10/01/2034	125	77,672
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	8,000	8,656,011
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	455,538
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2033	4,000	4,155,771
Greater Orlando Aviation Authority (Pre-refunded – US Treasuries) Series 2017-A 5.00%, 10/01/2029	4,420	4,612,614
Hillsborough County Aviation Authority (Pre-refunded – US Treasuries) Series 2015-A 5.00%, 10/01/2044	10,000	10,030,842

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036	$1,000	$951,322
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(b)	950	907,189
Village Community Development District No. 14 (Village Community Development District No. 14 Series 2022 Phase I Special Asmnts) Series 2022 5.50%, 05/01/2053	2,680	2,769,192

		57,050,110

Georgia – 2.8%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2034	4,490	4,701,613
City of Atlanta GA Department of Aviation Series 2022-B 5.00%, 07/01/2038	3,440	3,701,045
5.00%, 07/01/2042	6,830	7,217,322
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,666,838
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-A 4.00%, 09/01/2052	2,075	2,061,363
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023-B 5.00%, 07/01/2053	8,000	8,398,186
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	2,000	2,000,265

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(b)	$10,000	$11,336,743

		41,083,375

Illinois – 5.1%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,236,641
Series 2019-B 5.00%, 12/01/2030	135	140,087
5.00%, 12/01/2031	265	274,973
5.00%, 12/01/2033	100	103,692
Series 2023 5.25%, 04/01/2033	1,375	1,548,876
5.25%, 04/01/2040	1,720	1,856,240
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034	2,500	2,618,195
5.00%, 01/01/2037	5,260	5,468,792
5.00%, 01/01/2038	1,000	1,035,105
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2029	5,000	5,037,559
Series 2016-C 5.00%, 01/01/2033	5,000	5,112,043
Series 2018-A 5.00%, 01/01/2037	1,000	1,045,078
Series 2022 4.00%, 01/01/2042	2,000	1,944,928
5.00%, 01/01/2028	680	707,356
5.00%, 01/01/2031	600	647,220
5.00%, 01/01/2042	3,850	4,015,884
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2026	100	99,224
5.00%, 09/01/2027	100	99,253
5.00%, 09/01/2029	100	99,189
5.00%, 09/01/2033	200	195,703
5.00%, 09/01/2034	100	97,214
Illinois Finance Authority (Washington and Jane Smith Community – Orland Park) Series 2022 4.00%, 10/15/2040	9,375	7,464,826

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2022 5.67%, 12/01/2025(b)	$1,250	$1,250,391
7.17%, 11/01/2038	125	127,515
Illinois State Toll Highway Authority Series 2021-A 5.00%, 01/01/2041	14,805	16,206,711
5.00%, 01/01/2043	6,700	7,138,448
State of Illinois Series 2014 5.00%, 05/01/2030	3,810	3,813,386
Series 2022-A 5.50%, 03/01/2042	2,945	3,205,704
Series 2022-B 5.25%, 10/01/2037	3,000	3,302,083

		75,892,316

Indiana – 2.5%
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	5,000	5,028,835
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(e)	2,220	1,529,020
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2033(g)	2,000	2,277,207
Indiana Finance Authority (Duke Energy Indiana LLC) Series 2022 3.75%, 03/01/2031	5,750	5,703,073
4.50%, 05/01/2035	7,555	7,528,873
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,141,005
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	7,150	6,667,389

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	$495	$439,585
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2037	5,000	5,048,268
Indianapolis Local Public Improvement Bond Bank Series 2023 5.00%, 02/01/2043	1,030	1,115,359

		36,478,614

Iowa – 1.5%
Iowa Finance Authority Series 2022-E 4.517% (SOFR + 0.80%), 01/01/2052(a)	8,000	7,945,173
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	2,124,706
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034	500	506,966
4.00%, 06/01/2035	515	520,524
4.00%, 06/01/2040	500	481,062
5.00%, 06/01/2031	900	971,364
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	9,300	9,470,874

		22,020,669

Kansas – 0.1%
Kansas Development Finance Authority (Pre-refunded – US Treasuries) Series 2021 5.00%, 11/15/2054	720	767,333

Kentucky – 1.9%
City of Ashland KY (Royal Blue Health LLC Obligated Group) Series 2019 5.00%, 02/01/2026	180	181,847
5.00%, 02/01/2027	195	199,014
5.00%, 02/01/2030	125	131,817
5.00%, 02/01/2031	150	155,629

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	$7,260	$7,202,454
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.141% (CPI + 1.05%), 12/01/2049(a)	20,000	19,849,010

		27,719,771

Louisiana – 0.8%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2030	1,910	2,092,741
5.00%, 12/01/2035	2,680	2,935,371
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	1,889,673
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	340	344,949
6.10%, 06/01/2038(b)	455	494,513
6.10%, 12/01/2040(b)	390	423,905
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.224% (SOFR + 0.50%), 05/01/2043(a)	4,015	3,940,422

		12,121,574

Maryland – 1.6%
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	6,184,979
State of Maryland Series 2017-B 5.00%, 08/01/2024	5,790	5,806,788
Series 2022-C 5.00%, 03/01/2026	11,500	11,848,482

		23,840,249

Massachusetts – 1.6%
Commonwealth of Massachusetts Series 2014-C 5.00%, 08/01/2024	7,000	7,020,645
Series 2020-B 5.00%, 07/01/2024	7,380	7,393,794
Series 2024-A 5.00%, 01/01/2040	2,000	2,242,239

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037	$2,250	$2,404,960
5.00%, 07/01/2039	5,000	5,289,263

		24,350,901

Michigan – 1.4%
City of Detroit MI Series 2018 5.00%, 04/01/2035	750	771,426
5.00%, 04/01/2036	305	312,736
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.328% (CME Term SOFR 3 Month + 0.60%), 07/01/2032(a)	2,605	2,495,370
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026	1,000	1,025,589
5.00%, 04/01/2027	1,735	1,788,380
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	10,561,037
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,847,038
Michigan Finance Authority (Michigan Finance Authority Drinking Water Revolving Fund) Series 2021 5.00%, 10/01/2026	1,250	1,299,617
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	902,659

		21,003,852

Minnesota – 0.8%
City of Brooklyn Park MN (Brooklyn Park AH I LLLP) Series 2023 6.205%, 01/01/2042(b)(h)	1,500	1,528,194

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023
5.30%, 07/01/2028(b)	$370	$370,091
5.66%, 07/01/2041(b)	1,000	1,001,329
Minneapolis-St. Paul Metropolitan Airports Commission Series 2022-B 4.00%, 01/01/2038	4,250	4,164,681
5.00%, 01/01/2039	2,105	2,227,083
State of Minnesota Series 2022-B 5.00%, 08/01/2024	2,000	2,006,247

		11,297,625

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(b)	1,000	1,015,157

Missouri – 0.9%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	11,975	12,024,347
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	135	135,494
5.75%, 03/01/2027	120	121,008
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,650,706

		13,931,555

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031	1,925	1,977,744
5.00%, 02/15/2033	1,350	1,386,207

		3,363,951

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.6%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	$2,000	$2,084,942
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	6,115	6,128,586

		8,213,528

Nevada – 2.5%
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	10,354,163
5.00%, 06/15/2027	3,500	3,684,515
Series 2021-B 5.00%, 06/15/2027	5,170	5,442,555
Las Vegas Valley Water District Series 2022-A 4.00%, 06/01/2036	5,000	5,181,683
4.00%, 06/01/2037	6,350	6,507,911
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(b)	1,630	1,673,265
Series 2024 4.00%, 01/01/2050(b)	940	939,996
Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2029	2,625	2,736,996
5.00%, 07/01/2035	805	839,704

		37,360,788

New Hampshire – 0.9%
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	9,766	9,419,856
Series 2022-2, Class A 4.00%, 10/20/2036	4,899	4,572,805
Series 2024-2 0.547%, 07/01/2051	2,188	85,686

		14,078,347

New Jersey – 5.3%
Federal Home Loan Mortgage Corp. Enhanced Receipt (FCR 2019-B) Series 2019-B, Class 1 3.87%, 11/15/2035(b)	12,302	10,838,396

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	$2,000	$1,974,756
New Jersey Economic Development Authority (Pre-refunded – US Treasuries) Series 2014-P 5.00%, 06/15/2029	1,150	1,151,225
New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2039	550	538,509
4.00%, 07/01/2040	750	728,124
4.00%, 07/01/2041	835	809,965
5.00%, 07/01/2034	845	953,400
5.00%, 07/01/2035	400	449,870
5.00%, 07/01/2036	600	669,268
5.00%, 07/01/2037	600	661,692
5.00%, 07/01/2038	745	815,306
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,501,582
Series 2018-A 5.00%, 06/15/2028	4,170	4,279,202
5.00%, 06/15/2029	17,500	17,944,805
5.00%, 06/15/2030	1,500	1,538,366
5.00%, 06/15/2031	3,000	3,075,785
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	2,982,015
Series 2023-B 5.00%, 06/15/2040	3,265	3,570,041
5.00%, 06/15/2043	1,250	1,341,505
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2028	4,785	4,792,731
Series 2017-A 5.00%, 01/01/2033	7,300	7,578,864
Series 2021-B 0.897%, 01/01/2025	1,000	970,327
1.713%, 01/01/2029	1,350	1,169,557

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	$4,750	$5,020,035

		78,355,326

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2022-A 5.00%, 07/01/2031	1,000	1,132,422

New York – 8.2%
City of New York NY Series 2020-A 5.00%, 08/01/2026	3,940	4,076,607
Series 2021 1.396%, 08/01/2027	3,120	2,778,039
Series 2021-A 4.00%, 08/01/2041	2,000	1,961,082
Series 2021-F 5.00%, 06/01/2044(h)	2,500	2,527,447
County of Nassau NY Series 2022-A 4.00%, 04/01/2042	2,205	2,175,053
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2024	1,130	1,136,942
Series 2016-B 5.00%, 11/15/2027	1,370	1,421,059
Series 2017 5.00%, 11/15/2025	1,935	1,976,492
5.00%, 11/15/2026	555	576,734
Series 2017-C 5.00%, 11/15/2027	1,745	1,846,649
Series 2020-A 5.00%, 11/15/2045	5,120	5,485,907
Series 2020-E 4.00%, 11/15/2026	1,000	1,014,592
New York City Municipal Water Finance Authority Series 2023 5.00%, 06/15/2034	2,000	2,352,945
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(b)	200	200,407
New York State Dormitory Authority (New York State Sales Tax) Series 2018-C 5.00%, 03/15/2040	2,000	2,084,934

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034	$2,000	$1,541,091
2.252%, 03/15/2032	2,000	1,613,352
Series 2021-A 4.00%, 03/15/2039	1,000	1,006,092
Series 2022-A 4.00%, 03/15/2039	2,000	2,013,713
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	817,912
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2030	11,850	13,174,248
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	37,115	40,836,684
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2042	1,610	1,668,815
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	345	336,048
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028	2,265	2,398,655
5.00%, 06/01/2032	2,245	2,461,829
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	4,740	4,846,918
Series 2021-A 2.00%, 05/15/2045	2,945	2,806,167
2.591%, 05/15/2036	2,000	1,518,455
2.917%, 05/15/2040	1,000	724,630
Series 2022 4.614% (SOFR + 1.05%), 04/01/2026(a)	6,000	6,011,130
Series 2022-A 5.00%, 08/15/2024	6,500	6,520,026

		121,910,654

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.5%
Fayetteville State University Series 2023 5.00%, 04/01/2032(b)	$655	$713,409
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	6,778,805

		7,492,214

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(c)(d)(e)(i)(j)	425	5,525
7.00%, 12/15/2043(c)(d)(e)(i)(j)	440	5,720

		11,245

Ohio – 2.1%
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2036	5,000	5,086,875
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	976,713
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,463,276
City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027	2,500	2,650,718
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2042	1,000	1,005,659
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	2,000	2,149,962
Ohio Higher Educational Facility Commission (University of Dayton) Series 2022 5.00%, 02/01/2038	1,250	1,365,786
5.00%, 02/01/2039	3,860	4,187,916

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University of Toledo Series 2023-B 4.617% (SOFR + 0.90%), 06/01/2036(a)(e)	$10,000	$9,744,876

		30,631,781

Oklahoma – 0.3%
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	2,500	2,264,829
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	2,000	2,059,730

		4,324,559

Oregon – 1.6%
Deschutes County Hospital Facilities Authority (St. Charles Health System Obligated Group) Series 2016-A 4.00%, 01/01/2033	1,000	1,001,877
Lane County School District No. 4J Eugene Series 2022 5.00%, 06/15/2024	8,780	8,790,739
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	5,097,338
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2038	5,000	4,896,585
4.00%, 07/01/2040	3,500	3,394,428

		23,180,967

Pennsylvania – 6.5%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.47% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,974,563
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	1,000	515,755
Series 2020-B 5.00%, 02/01/2040	2,000	1,539,893

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	$1,150	$978,916
5.00%, 07/01/2033	1,150	973,819
5.00%, 07/01/2034	1,300	1,096,065
5.00%, 07/01/2035	1,050	891,928
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(b)	925	928,525
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	13,644,392
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	3,035	3,178,813
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032	1,000	1,054,494
5.00%, 10/01/2033	1,135	1,195,999
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AGM Series 2022 4.00%, 07/01/2040	10,000	9,765,501
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2022 3.50%, 03/01/2025	485	476,793
5.00%, 03/01/2033	1,600	1,496,626
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,567,896
Series 2022 4.00%, 05/01/2036	1,100	1,099,365
4.00%, 05/01/2037	1,500	1,494,359
4.00%, 05/01/2038	1,375	1,357,484

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 05/01/2039	$1,500	$1,472,016
4.00%, 05/01/2040	2,000	1,951,604
4.00%, 05/01/2041	3,000	2,906,873
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	890	866,187
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	1,000	983,306
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.47% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,974,563
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028	1,750	1,847,681
5.00%, 12/01/2029	1,255	1,324,913
Series 2017-B 5.00%, 06/01/2034	5,830	6,086,500
Series 2021-A 3.00%, 12/01/2042	1,245	1,012,145
Series 2021-B 4.00%, 12/01/2039	2,000	2,000,908
Series 2022-A 5.00%, 12/01/2036	1,000	1,125,343
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	961,274
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	10,000	9,726,643
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,090,193
Series 2023-A 5.25%, 09/01/2039	2,000	2,225,946
5.25%, 09/01/2043	4,000	4,350,389

		97,137,670

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.1%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$127	$126,300
4.00%, 07/01/2046	3	2,841
Series 2022-C 0.00%, 11/01/2043	18	10,646
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	964,216
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	447	444,161

		1,548,164

Rhode Island – 0.2%
Rhode Island Health and Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	3,435	3,462,555

South Carolina – 0.9%
Columbia Housing Authority/SC (Garden Lakes Apartments) Series 2022 4.80%, 11/01/2024	525	518,066
5.26%, 11/01/2032	100	97,069
5.41%, 11/01/2039	1,315	1,255,274
6.28%, 11/01/2039	100	95,134
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(c)(d)(e)	1,000	639,322
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	1,000	1,021,935
5.00%, 12/01/2036	1,535	1,562,890
Series 2016-B 5.00%, 12/01/2037	5,040	5,137,029
Series 2016-C 5.00%, 12/01/2035	930	953,546
Series 2021-B 4.00%, 12/01/2039	1,975	1,939,356

		13,219,621

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 2.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(b)	$1,410	$1,290,129
Series 2016-B Zero Coupon, 12/01/2031(b)	1,000	641,073
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	4,548,788
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(b)	1,000	1,007,760
9.25%, 11/01/2042(b)	1,000	1,007,737
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.50%, 07/01/2038	1,300	1,447,555
5.50%, 07/01/2042	1,485	1,624,431
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	5,000	5,255,104
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	9,015	8,939,475
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	4,000	4,120,714
Wilson County Health & Educational Facilities Board (Limestone Trail Apartments) Series 2021 4.00%, 12/01/2039	1,000	821,443
4.25%, 12/01/2024	1,000	974,468

		31,678,677

Texas – 4.0%
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2034	1,575	1,718,895
5.00%, 01/01/2035	1,350	1,469,130
5.00%, 01/01/2037	1,675	1,804,496
5.00%, 01/01/2039	1,000	1,063,453

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Series 2021-A 5.00%, 03/01/2026	$2,500	$2,572,756
5.00%, 03/01/2027	4,180	4,376,768
City of Houston TX Airport System Revenue Series 2021-A 4.00%, 07/01/2035	1,100	1,087,361
5.00%, 07/01/2032	1,000	1,084,813
5.00%, 07/01/2033	3,000	3,252,906
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,100,397
Series 2019-B 4.00%, 11/15/2039	1,015	1,017,777
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038	1,750	1,899,763
5.00%, 02/01/2039	2,000	2,157,284
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	877,196
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026	2,900	2,982,021
5.00%, 02/15/2027	2,350	2,460,520
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 4.62% (MUNIPSA + 0.85%), 07/01/2049(a)	1,000	996,379
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	1,936,267
Lewisville Independent School District Series 2020 5.00%, 08/15/2024	2,295	2,302,289

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	$800	$867,207
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(c)(d)	936	344,810
7.50%, 11/15/2036(c)(d)	225	183,740
7.50%, 11/15/2037(c)(d)	35	26,575
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development)
Series 2023 8.50%, 09/01/2027(e)	1,370	1,368,168
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042	1,825	1,290,730
North Texas Tollway Authority (North Texas Tollway System) Series 2021-B 4.00%, 01/01/2032	1,080	1,119,385
Port Authority of Houston of Harris County Texas Series 2021 5.00%, 10/01/2027	1,065	1,128,497
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(b)	240	205,725
Series 2021 2.00%, 01/01/2027(b)	550	508,593
Spring Independent School District Series 2021 5.00%, 08/15/2027	1,430	1,509,688
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030	2,465	2,628,926
5.00%, 07/01/2031	10,940	11,673,586

		59,016,101

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.1%
Intermountain Power Agency Series 2023 5.00%, 07/01/2039	$2,000	$2,211,733

Virginia – 0.7%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	2,000	1,915,460
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	5,000	4,985,582
US Bank Trust Co. NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	1,117	981,865
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2023 5.00%, 11/01/2052	2,000	1,998,372

		9,881,279

Washington – 5.1%
Energy Northwest (Bonneville Power Administration)
Series 2016 5.00%, 07/01/2025	19,925	20,265,688
Series 2021-A 4.00%, 07/01/2042	1,000	986,578
Port of Seattle WA Series 2013 5.00%, 07/01/2024	4,820	4,821,258
Series 2018-A 5.00%, 05/01/2029	8,280	8,524,675
5.00%, 05/01/2030	6,200	6,377,911
5.00%, 05/01/2038	1,000	1,017,380
Series 2019 5.00%, 04/01/2033	2,000	2,106,629
5.00%, 04/01/2034	1,000	1,053,099
Series 2021 4.00%, 08/01/2041	13,380	12,627,069
Series 2022 5.00%, 08/01/2024	2,000	2,002,834
State of Washington Series 2015-R 5.00%, 07/01/2026	13,325	13,455,057

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036(b)	$2,125	$1,926,798

		75,164,976

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(b)	1,185	932,747
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,540	2,370,764
West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038(b)	2,500	2,523,805

		5,827,316

Wisconsin – 1.5%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(b)	1,000	735,759
State of Wisconsin Series 2021-2 5.00%, 05/01/2026	5,850	6,046,770
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	2,000	2,043,580
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(b)	280	243,425
Series 2022-A 3.875%, 12/01/2039(b)	1,285	1,109,018
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035	300	309,218

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2036	$350	$357,481
5.00%, 07/01/2038	375	376,311
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(e)	5,000	4,273,332
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.50%, 02/01/2042(b)	3,100	3,099,039
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2042	1,375	1,244,614
Wisconsin Public Finance Authority (Pre-refunded – US Treasuries) Series 2022 4.00%, 04/01/2032(b)	15	15,473
Wisconsin Public Finance Authority (Renown Regional Medical Center Obligated Group) Series 2020 4.00%, 06/01/2035	1,220	1,219,586
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(b)	1,000	945,568

		22,019,174

Total Long-Term Municipal Bonds (cost $1,433,804,148)		1,377,537,133

Short-Term Municipal Notes – 0.1%
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031 (cost $2,110,168)	2,110	2,040,185

Total Municipal Obligations (cost $1,435,914,316)		1,379,577,318

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Agency CMBS – 0.8%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	$4,833	$4,663,502
Series 2021-2, Class X 0.823%, 03/25/2035(k)	2,419	110,826
Series 2021-3, Class A 3.25%, 08/20/2036	1,925	1,745,708
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML10, Class ACA 2.046%, 06/25/2038	966	730,478
Series 2021-ML12, Class AUS 2.34%, 07/25/2041	2,441	1,904,088
Series 2022-ML13, Class XCA 0.961%, 07/25/2036(k)	1,158	60,793
Series 2022-ML13, Class XUS 1.004%, 09/25/2036(k)	2,050	133,593
Series M052 2.65%, 06/15/2036	3,670	2,911,019

		12,260,007

Non-Agency Fixed Rate CMBS – 0.3%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	954	881,033
City of Fort Wayne IN 10.75%, 12/01/2029(c) (d)	87	9
National Finance Authority Series 2022-2, Class X 0.697%, 10/01/2036(k)	4,899	228,451
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	1,455	1,398,170
Series 2022-1, Class X 0.35%, 09/20/2036(k)	8,319	178,752
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	957	869,589
Series 2021-1, Class X 0.726%, 12/20/2035(k)	959	41,796

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-1, Class X 1.492%, 04/20/2037(k)	$2,990	$318,124

		3,915,924

Total Commercial Mortgage-Backed Securities (cost $20,065,799)		16,175,931

CORPORATES - INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 5.623% (SOFR + 0.27%), 09/13/2024(a)	2,500	2,499,450

Consumer Non-Cyclical – 0.7%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,000	924,700
1.777%, 11/15/2030	1,000	805,240
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,204,169
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,564,851
Sutter Health Series 20A 3.161%, 08/15/2040	1,000	735,700
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,494,776

		10,729,436

Total Corporates - Investment Grade (cost $15,288,746)		13,228,886

ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.3%
HTA HRRB Custodial Trust 5.25%, 07/01/2036	19	19,408
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	830	807,974
5.25%, 07/01/2036	900	903,349
5.25%, 07/01/2041	649	631,722

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth Series 2023-ELL, Class A1 5.081%, 06/01/2031	$2,770	$2,739,752
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025(c)(d)(i)(j)(l)	904	– 0	–

Total Asset-Backed Securities (cost $6,110,307)		5,102,205

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	$1,933	$1,401,155
DISH DBS Corp. 5.25%, 12/01/2026(b)	959	755,030
5.75%, 12/01/2028(b)	996	675,039

		2,831,224

Energy – 0.0%
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024(e)(i)(j)	30	9,000
Series 23A 15.00%, 07/31/2024(e)(i)(j)	65	19,500

		28,500

Total Corporates - Non-Investment Grade (cost $3,982,415)		2,859,724

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.345% (CME Term SOFR + 3.01%), 07/25/2024(a)	30	29,826
Series 2015-C02, Class 1M2 9.445% (CME Term SOFR + 4.11%), 05/25/2025(a)	40	40,722

Total Collateralized Mortgage Obligations (cost $69,405)		70,548

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(m)(n)(o) (cost $14,122,064)	14,122,064	$14,122,064

Total Investments – 96.4%
(cost $1,495,553,052)		1,431,136,676
Other assets less liabilities – 3.6%		52,961,772

Net Assets – 100.0%		$1,484,098,448

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)%	Quarterly	3.55%	USD 19,310	$(1,248,532)	$(1,286,822)	$38,290

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	40,000	04/15/2025	4.690%	CPI	#	Maturity	$499,833	$	– 0	–	$499,833
USD	18,000	01/15/2026	3.508%	CPI	#	Maturity	973,250		– 0	–	973,250
USD	30,000	08/06/2026	2.689%	CPI	#	Maturity	2,256,710		– 0	–	2,256,710
USD	25,000	10/04/2026	2.725%	CPI	#	Maturity	1,562,830		– 0	–	1,562,830
USD	24,000	01/15/2028	3.232%	CPI	#	Maturity	1,250,117		– 0	–	1,250,117
USD	19,310	01/15/2028	1.230%	CPI	#	Maturity	3,647,543		– 0	–	3,647,543
USD	14,770	01/15/2028	0.735%	CPI	#	Maturity	3,318,549		– 0	–	3,318,549
USD	25,000	10/04/2028	2.661%	CPI	#	Maturity	1,554,014		– 0	–	1,554,014
USD	12,000	08/29/2029	1.748%	CPI	#	Maturity	1,961,218		– 0	–	1,961,218
USD	4,825	01/15/2030	1.572%	CPI	#	Maturity	860,607		– 0	–	860,607
USD	4,825	01/15/2030	1.587%	CPI	#	Maturity	854,118		– 0	–	854,118
USD	1,670	01/15/2030	1.714%	CPI	#	Maturity	276,487		– 0	–	276,487
USD	1,670	01/15/2030	1.731%	CPI	#	Maturity	273,909		– 0	–	273,909
USD	7,850	01/15/2031	2.782%	CPI	#	Maturity	600,429		– 0	–	600,429
USD	6,150	01/15/2031	2.680%	CPI	#	Maturity	530,175		– 0	–	530,175
USD	15,000	12/02/2035	2.074%	CPI	#	Maturity	2,355,760		– 0	–	2,355,760

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	25,000	04/01/2036	2.438%	CPI	#	Maturity	$2,700,088	$	– 0	–	$2,700,088
USD	32,000	04/29/2036	2.503%	CPI	#	Maturity	3,140,714		– 0	–	3,140,714
USD	10,000	05/01/2036	2.510%	CPI	#	Maturity	970,795		– 0	–	970,795
USD	10,000	08/03/2036	2.488%	CPI	#	Maturity	872,975		– 0	–	872,975
USD	20,000	08/06/2036	2.440%	CPI	#	Maturity	1,850,238		– 0	–	1,850,238
USD	40,000	10/04/2036	2.510%	CPI#		Maturity	2,970,435		– 0	–	2,970,435

							$35,280,794	$	– 0	–	$35,280,794

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	15,600	07/31/2029	1 Day SOFR	3.986%	Annual	$(392,556)	$	– 0 –	$(392,556)
USD	14,400	07/31/2029	1 Day SOFR	3.938%	Annual	(368,971)		– 0 –	(368,971)
USD	14,000	07/31/2030	1 Day SOFR	4.016%	Annual	(434,161)		– 0 –	(434,161)
USD	8,600	07/31/2030	1 Day SOFR	4.504%	Annual	(376)		– 0 –	(376)
USD	50,800	03/31/2033	3.553%	1 Day SOFR	Annual	2,982,458		– 0 –	2,982,458

						$1,786,394	$	– 0 –	$1,786,394

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	31	$(3,913)	$(2,772)	$(1,141)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	268	(33,916)	(30,995)	(2,921)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	18	(2,269)	(2,011)	(258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	17	(2,156)	(1,541)	(615)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	97	(12,250)	(10,756)	(1,494)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	174	(22,005)	(15,339)	(6,666)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	211	(26,712)	(19,120)	(7,592)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	103	(13,101)	(11,923)	(1,178)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	275	(34,823)	(23,572)	(11,251)

						$(151,145)	$(118,029)	$(33,116)

*	Termination date

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	145,000	07/15/2030	2.730%	CPI#	Maturity	$2,019,869	$	– 0	–	$2,019,869
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	2,534,829		– 0	–	2,534,829
Bank of America, NA	USD	50,000	02/15/2041	2.403%	CPI#	Maturity	1,769,106		– 0	–	1,769,106
Bank of America, NA	USD	30,000	02/15/2041	2.463%	CPI#	Maturity	819,088		– 0	–	819,088
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,794,776		– 0	–	2,794,776
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	2,033,069		– 0	–	2,033,069
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,300,057		– 0	–	2,300,057
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	2,498,640		– 0	–	2,498,640
Citibank, NA	USD	370,000	07/15/2025	3.130%	CPI#	Maturity	3,725,449		– 0	–	3,725,449
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,436,676		– 0	–	1,436,676
Citibank, NA	USD	13,000	02/15/2041	2.744%	CPI#	Maturity	264,397		– 0	–	264,397
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	3,469,294		– 0	–	3,469,294
Goldman Sachs International	USD	55,000	04/15/2025	4.759%	CPI#	Maturity	520,245		– 0	–	520,245
Goldman Sachs International	USD	30,000	04/15/2025	4.740%	CPI#	Maturity	308,694		– 0	–	308,694
Goldman Sachs International	USD	29,000	01/15/2027	3.534%	CPI#	Maturity	1,194,293		– 0	–	1,194,293
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	869,271		– 0	–	869,271
Goldman Sachs International	USD	25,000	02/15/2041	2.535%	CPI#	Maturity	295,758		– 0	–	295,758
Goldman Sachs International	USD	25,000	02/15/2041	2.537%	CPI#	Maturity	289,502		– 0	–	289,502
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	1,037,551		– 0	–	1,037,551
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	486,137		– 0	–	486,137
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	1,407,236		– 0	–	1,407,236
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	1,003,615		– 0	–	1,003,615
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	2,835,452		– 0	–	2,835,452
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,781,759		– 0	–	1,781,759
JPMorgan Chase Bank, NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	1,552,343		– 0	–	1,552,343
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	3,249,696		– 0	–	3,249,696
JPMorgan Chase Bank, NA	USD	15,000	02/15/2041	2.605%	CPI#	Maturity	120,279		– 0	–	120,279

							$42,617,081	$	– 0	–	$42,617,081

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

50 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
Citibank, NA	USD 11,075	10/09/2029	1.125%	SIFMA*	Quarterly	$1,161,882	$	– 0 –	$1,161,882

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $100,964,579 or 6.8% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.49% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$4,770,941	$4,663,052	0.31%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026	06/13/2022	1,038,659	60,000	0.00%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030	07/21/2022	1,036,663	60,000	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	425,000	5,525	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 7.00%, 12/15/2043	05/21/2021	440,000	5,720	0.00%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/28/2019	2,194,642	1,529,020	0.10%
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027	02/03/2023	1,370,000	1,368,168	0.09%

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024	01/25/2024	$30,000	$9,000	0.00%
Red River Biorefinery LLC Series 23A 15.00%, 07/31/2024	05/31/2023	65,000	19,500	0.00%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040	06/16/2021	1,000,000	639,322	0.04%
University of Toledo Series 2023-B 4.617%, 06/01/2036	06/30/2023	10,000,000	9,744,876	0.66%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	5,000,000	4,273,332	0.29%

(f)	Inverse floater security.

(g)	When-Issued or delayed delivery security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(i)	Fair valued by the Adviser.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	IO – Interest Only.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025	01/30/2020	$952,594	$	– 0	–	0.00%

(m)	Affiliated investments.

(n)	The rate shown represents the 7-day yield as of period end.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.3% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Ra

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,481,430,988)	$1,417,014,612
Affiliated issuers (cost $14,122,064)	14,122,064
Cash	315
Cash collateral due from broker	17,162,951
Unrealized appreciation on inflation swaps	42,617,081
Interest receivable	19,004,285
Receivable for capital stock sold	6,602,789
Receivable for investment securities sold	2,659,395
Unrealized appreciation on interest rate swaps	1,161,882
Receivable for terminated interest rate swaps	405,800
Receivable due from Adviser	93,513
Receivable for variation margin on centrally cleared swaps	91,341
Affiliated dividends receivable	26,261

Total assets	1,520,962,289

Liabilities
Cash collateral due to broker	32,005,394
Payable for investment securities purchased	2,235,080
Payable for capital stock redeemed	1,060,056
Advisory fee payable	608,406
Market value on credit default swaps (net premiums received $118,029)	151,145
Distribution fee payable	85,641
Administrative fee payable	23,922
Transfer Agent fee payable	23,254
Directors’ fees payable	1,983
Accrued expenses	668,960

Total liabilities	36,863,841

Net Assets	$1,484,098,448

Composition of Net Assets
Capital stock, at par	$138,610
Additional paid-in capital	1,537,997,696
Accumulated loss	(54,037,858)

Net Assets	$1,484,098,448

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$158,582,509	14,770,088	$10.74	*

C	$16,742,722	1,561,472	$10.72

Advisor	$583,518,472	54,308,566	$10.74

1	$474,585,058	44,488,778	$10.67

2	$250,669,687	23,481,392	$10.68

*	The maximum offering price per share for Class A shares was $11.07 which reflects a sales charge of 3.00%.

See notes to financial statements.

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$23,403,986
Dividends—Affiliated issuers	165,935	$23,569,921

Expenses
Advisory fee (see Note B)	3,822,426
Distribution fee—Class A	209,107
Distribution fee—Class C	90,295
Distribution fee—Class 1	249,497
Transfer agency—Class A	43,399
Transfer agency—Class C	4,722
Transfer agency—Advisor Class	151,722
Transfer agency—Class 1	15,351
Transfer agency—Class 2	7,985
Custody and accounting	115,226
Registration fees	49,645
Audit and tax	43,933
Administrative	43,128
Printing	36,607
Legal	27,015
Directors’ fees	18,488
Miscellaneous	30,374

Total expenses before bank overdraft expense	4,958,920
Bank overdraft expense	58,555

Total expenses	5,017,475
Less: expenses waived and reimbursed by the Adviser (see Note B)	(592,126)

Net expenses		4,425,349

Net investment income		19,144,572

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(13,236,612)
Swaps		10,843,970
Net change in unrealized appreciation (depreciation) of:
Investments		83,092,212
Swaps		(11,806,626)

Net gain on investment transactions		68,892,944

Net Increase in Net Assets from Operations		$88,037,516

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,144,572	$41,976,874
Net realized loss on investment transactions	(2,392,642)	(2,159,509)
Net change in unrealized appreciation of investments	71,285,586	27,161,690

Net increase in net assets from operations	88,037,516	66,979,055
Distributions to Shareholders
Class A	(1,961,710)	(4,978,141)
Class C	(141,661)	(322,763)
Advisor Class	(7,562,779)	(19,005,152)
Class 1	(6,230,981)	(13,585,528)
Class 2	(3,377,450)	(7,460,044)
Capital Stock Transactions
Net decrease	(162,960,661)	(636,425,654)

Total decrease	(94,197,726)	(614,798,227)
Net Assets
Beginning of period	1,578,296,174	2,193,094,401

End of period	$1,484,098,448	$1,578,296,174

See notes to financial statements.

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,377,525,888	$11,245		$1,377,537,133
Short-Term Municipal Notes		– 0	–	2,040,185	– 0	–	2,040,185
Commercial Mortgage-Backed Securities		– 0	–	16,175,931	– 0	–	16,175,931
Corporates – Investment Grade		– 0	–	13,228,886	– 0	–	13,228,886
Asset-Backed Securities		– 0	–	5,102,205	0	(a)	5,102,205

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grade	$	– 0	–	$2,831,224		$28,500		$2,859,724
Collateralized Mortgage Obligations		– 0	–	70,548		– 0	–	70,548
Short-Term Investments		14,122,064		– 0	–	– 0	–	14,122,064

Total Investments in Securities		14,122,064		1,416,974,867		39,745	(a)	1,431,136,676
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	35,280,794		– 0	–	35,280,794	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	2,982,458		– 0	–	2,982,458	(c)
Inflation (CPI) Swaps		– 0	–	42,617,081		– 0	–	42,617,081
Interest Rate Swaps		– 0	–	1,161,882		– 0	–	1,161,882
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(1,248,532)		– 0	–	(1,248,532	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,196,064)		– 0	–	(1,196,064	)(c)
Credit Default Swaps		– 0	–	(151,145)		– 0	–	(151,145)

Total		$14,122,064		$1,496,421,341		$39,745	(a)	$1,510,583,150

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary

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expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2025 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2024, such reimbursements/waivers amounted to $587,594.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $43,128.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $53,016 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $36 from the sale of Class A shares and received $0 and $550 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $4,532.

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A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,662	$156,866	$149,406	$14,122	$166

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $161,504 and $1,796,973 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$39,709,833		$220,265,689
U.S. government securities	– 0	–	56,802

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$90,228,148
Gross unrealized depreciation	(73,793,199)

Net unrealized appreciation	$16,434,949

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

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statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2024, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2024, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the

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buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$38,290	*	Payable for variation margin on centrally cleared swaps

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	38,263,252	*	Payable for variation margin on centrally cleared swaps	$1,196,064	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,161,882

Interest rate contracts	Unrealized appreciation on inflation swaps	42,617,081

Credit contracts				Market value on credit default swaps	151,145

Total		$82,080,505			$1,347,209

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$11,537,617	$(11,753,829)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(693,647)	(52,797)

Total		$10,843,970	$(11,806,626)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Interest Rate Swaps:
Average notional amount	$11,075,000
Inflation Swaps:
Average notional amount	$954,571,429
Centrally Cleared Interest Rate Swaps:
Average notional amount	$90,414,286
Centrally Cleared Inflation Swaps:
Average notional amount	$557,267,143
Credit Default Swaps:
Average notional amount of sale contracts	$1,226,338
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,919,857
Average notional amount of sale contracts	$1,554,300	(a)

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$7,142,892	$	– 0	–	$	– 0	–	$(7,142,892)	$	– 0	–
Barclays Bank PLC	7,127,902	– 0	–	(6,952,500)	– 0	–	175,402
Citibank, NA/Citigroup Global Markets, Inc.	9,087,044	(37,829)	(9,049,215)	– 0	–	– 0	–
Deutsche Bank AG	3,469,294	– 0	–	(3,395,000)	– 0	–	74,294
Goldman Sachs International	5,001,451	(47,924)	(490,000)	(4,463,527)	– 0	–
JPMorgan Chase Bank, NA	11,950,380	– 0	–	(11,950,380)	– 0	–	– 0	–

Total	$43,778,963	$(85,753)	$(31,837,095)	$(11,606,419)	$249,696	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$37,829	$(37,829)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	65,392	– 0	–		(65,392)			– 0	–		– 0	–
Goldman Sachs International	47,924	(47,924)			– 0	–		– 0	–		– 0	–

Total	$151,145	$(85,753)			$(65,392)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	1,500,168	3,487,357	$16,042,762	$36,572,812

Shares issued in reinvestment of dividends	114,920	292,953	1,220,632	3,073,982

Shares converted from Class C	39,400	55,084	418,567	577,398

Shares redeemed	(4,967,095)	(15,928,322)	(52,977,721)	(167,072,852)

Net decrease	(3,312,607)	(12,092,928)	$(35,295,760)	$ (126,848,660)

Class C
Shares sold	66,807	336,732	$712,758	$3,519,598

Shares issued in reinvestment of dividends	10,077	24,027	106,991	252,105

Shares converted to Class A	(39,448)	(55,153)	(418,567)	(577,398)

Shares redeemed	(312,193)	(1,010,750)	(3,335,855)	(10,597,238)

Net decrease	(274,757)	(705,144)	$(2,934,673)	$(7,402,933)

Advisor Class
Shares sold	11,040,720	27,383,477	$117,860,925	$287,848,170

Shares issued in reinvestment of dividends	438,082	1,175,811	4,658,327	12,350,382

Shares redeemed	(16,544,797)	(61,754,813)	(176,149,337)	(649,022,834)

Net decrease	(5,065,995)	(33,195,525)	$(53,630,085)	$(348,824,282)

Class 1
Shares sold	2,489,234	7,223,576	$26,330,070	$75,546,207

Shares issued in reinvestment of dividends	412,324	940,761	4,353,316	9,816,809

Shares redeemed	(7,847,348)	(17,097,406)	(83,203,863)	(178,630,464)

Net decrease	(4,945,790)	(8,933,069)	$(52,520,477)	$(93,267,448)

Class 2
Shares sold	1,415,924	2,589,026	$14,995,382	$27,123,232

Shares issued in reinvestment of dividends	180,928	388,681	1,911,563	4,058,383

Shares redeemed	(3,337,593)	(8,712,862)	(35,486,611)	(91,263,946)

Net decrease	(1,740,741)	(5,735,155)	$(18,579,666)	$(60,082,331)

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$7,006,894	$1,429,775

Total taxable distributions paid	$7,006,894	$1,429,775
Tax-exempt distributions	38,344,734	32,539,240

Total distributions paid	$45,351,628	$33,969,015

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$363,848
Accumulated capital and other losses	(68,517,096	)(a)
Unrealized appreciation (depreciation)	(54,647,545	)(b)

Total accumulated earnings (deficit)	$(122,800,793)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $68,517,096.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $64,979,775 and a net long-term capital loss carryforward of $3,537,321 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.28	$ 10.24	$ 11.03	$ 10.30	$ 10.24	$ 10.02

Income From Investment Operations

Net investment income(a)(b)	.12	.21	.13	.16	.22	.24

Net realized and unrealized gain (loss) on investment transactions	.46	.06	(.79)	.75	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	.27	(.66)	.91	.29	.45

Less: Dividends

Dividends from net investment income	(.12)	(.23)	(.13)	(.18)	(.23)	(.23)

Net asset value, end of period	$ 10.74	$ 10.28	$ 10.24	$ 11.03	$ 10.30	$ 10.24

Total Return

Total investment return based on net asset value(e)*	5.69%	2.60%	(6.06)%	8.89%	2.85%	4.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$158,583	$185,881	$308,986	$364,599	$138,454	$54,316

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.76	%^	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(f)	.86	%^	.85%	.82%	.84%	.85%	.86%

Net investment income(b)	2.32	%^	2.02%	1.24%	1.51%	2.14%	2.32%

Portfolio turnover rate	3%	26%	27%	10%	29%	12%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.27	$ 10.23	$ 11.02	$ 10.29	$ 10.22	$ 10.01

Income From Investment Operations

Net investment income(a)(b)	.08	.13	.06	.08	.14	.16

Net realized and unrealized gain (loss) on investment transactions	.45	.06	(.80)	.74	.08	(c)	.20

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53	.19	(.74)	.83	.22	.36

Less: Dividends

Dividends from net investment income	(.08)	(.15)	(.05)	(.10)	(.15)	(.15)

Net asset value, end of period	$ 10.72	$ 10.27	$ 10.23	$ 11.02	$ 10.29	$ 10.22

Total Return

Total investment return based on net asset value(e)*	5.20%	1.83%	(6.75)%	8.12%	2.16%	3.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,743	$18,850	$25,986	$20,086	$6,710	$7,717

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.51	%^	1.51%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements(f)	1.61	%^	1.60%	1.58%	1.59%	1.61%	1.61%

Net investment income(b)	1.58	%^	1.28%	.54%	.75%	1.43%	1.57%

Portfolio turnover rate	3%	26%	27%	10%	29%	12%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.29	$ 10.25	$ 11.04	$ 10.31	$ 10.24	$ 10.03

Income From Investment Operations

Net investment income(a)(b)	.14	.24	.16	.18	.25	.26

Net realized and unrealized gain (loss) on investment transactions	.45	.06	(.80)	.75	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.59	.30	(.64)	.94	.32	.47

Less: Dividends

Dividends from net investment income	(.14)	(.26)	(.15)	(.21)	(.25)	(.26)

Net asset value, end of period	$ 10.74	$ 10.29	$ 10.25	$ 11.04	$ 10.31	$ 10.24

Total Return

Total investment return based on net asset value(e)*	5.72%	2.85%	(5.82)%	9.14%	3.19%	4.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$583,517	$610,806	$948,603	$837,132	$185,829	$205,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.51	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.61	%^	.60%	.58%	.59%	.60%	.61%

Net investment income(b)	2.58	%^	2.28%	1.52%	1.70%	2.43%	2.57%

Portfolio turnover rate	3%	26%	27%	10%	29%	12%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.21	$ 10.18	$ 10.97	$ 10.25	$ 10.19	$ 9.98

Income From Investment Operations

Net investment income(a)(b)	.13	.23	.15	.18	.23	.25

Net realized and unrealized gain (loss) on investment transactions	.46	.05	(.79)	.74	.07	(c)	.22

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.59	.28	(.64)	.92	.30	.47

Less: Dividends

Dividends from net investment income	(.13)	(.25)	(.15)	(.20)	(.24)	(.26)

Net asset value, end of period	$ 10.67	$ 10.21	$ 10.18	$ 10.97	$ 10.25	$ 10.19

Total Return

Total investment return based on net asset value(e)*	5.81%	2.71%	(5.92)%	9.01%	3.04%	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$474,585	$504,943	$594,155	$555,642	$444,500	$498,857

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.61	%^	.61%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements(f)	.66	%^	.66%	.64%	.66%	.67%	.67%

Net investment income(b)	2.48	%^	2.19%	1.43%	1.72%	2.33%	2.47%

Portfolio turnover rate	3%	26%	27%	10%	29%	12%
See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.22	$ 10.19	$ 10.98	$ 10.25	$ 10.19	$ 9.99

Income From Investment Operations

Net investment income(a)(b)	.14	.24	.17	.20	.24	.26

Net realized and unrealized gain (loss) on investment transactions	.46	.05	(.80)	.74	.07	(c)	.21

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.60	.29	(.63)	.94	.31	.47

Less: Dividends

Dividends from net investment income	(.14)	(.26)	(.16)	(.21)	(.25)	(.27)

Net asset value, end of period	$ 10.68	$ 10.22	$ 10.19	$ 10.98	$ 10.25	$ 10.19

Total Return

Total investment return based on net asset value(e)*	5.86%	2.81%	(5.83)%	9.21%	3.14%	4.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$250,670	$257,816	$315,364	$238,315	$215,763	$238,306

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.51	%^	.51%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.56	%^	.56%	.55%	.56%	.57%	.57%

Net investment income(b)	2.58	%^	2.28%	1.56%	1.84%	2.43%	2.57%

Portfolio turnover rate.	3%	26%	27%	10%	29%	12%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Class A

Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%

Before waivers/reimbursements	.85	%^	.84%	.82%	.84%	.85%	.86%
Class C

Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Before waivers/reimbursements	1.60	%^	1.59%	1.58%	1.59%	1.61%	1.61%
Advisor Class

Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.60	%^	.59%	.58%	.59%	.60%	.61%
Class 1

Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%

Before waivers/reimbursements	.65	%^	.65%	.64%	.66%	.67%	.67%
Class 2

Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Before waivers/reimbursements	.55	%^	.55%	.55%	.56%	.57%	.57%

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 89

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

90 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

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New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

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High Income Fund

Income Fund

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Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

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Corporate Bond ETF

Disruptors ETF

High Yield ETF

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Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 91

NOTES

92 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 7, 2024

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the semi-annual reporting period ended April 30, 2024

At meetings held on October 31 – November 2, 2023, the Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of the Fund into a newly-created exchange-traded fund (“ETF”) (the “Conversion”) to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into AB Short Duration Income ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund, on June 10, 2024.

In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Portfolio, and stockholders of the Fund received shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). In connection with the Conversion, Class A and Class C shares of the Portfolio were automatically converted into Advisor Class shares on March 18, 2024, without the imposition of any sales load, fee or other charge. For additional information, please see the prospectus supplement dated November 3, 2023. In addition, stockholders of the Fund were sent a combined information statement/prospectus describing the Conversion and the Acquiring Portfolio, and summarizing the Board’s considerations in approving the Conversion.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Advisor Class Shares[1]	4.02%	4.12%

Bloomberg 1-5 Year US Government/Credit Index	2.73%	1.84%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended April 30, 2024

During both periods, the Fund outperformed the benchmark, before sales charges. In the six-month period, industry allocation was the primary contributor to relative performance. Off-benchmark exposure to US high-yield credit default swaps, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”) added more to relative performance than exposures to banking and off-benchmark investment-grade credit default swaps detracted. Security selection contributed as well, primarily from energy & services. At the country level, off-benchmark exposure to the eurozone contributed. Overall yield-curve positioning in the US also added to performance. Currency decisions did not impact performance during the period.

Over the 12-month period, industry allocation was the largest contributor to performance, mainly from off-benchmark exposure to CLOs, CMOs, CMBS, high-yield credit default swaps and a short position in Australian credit default swaps that was partially offset by losses from the utilization of US investment-grade credit default swaps. Security selection within energy, services and consumer non-cyclicals also contributed to relative performance. Country allocation to the eurozone and Canada added to relative performance. Yield-curve positioning and currency decisions did not meaningfully impact results.

The Fund’s heightened turnover rate of 185% was a result of the Fund shifting into more attractive government-related bonds. However, the Fund incurred a lower turnover rate in non-government securities, which generally have higher transaction cost than government-related transactions.

During both periods, the Fund used derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively obtain high-yield credit and commercial real estate exposure. Investment-grade index default swaps were utilized to manage credit spread volatility.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market (“DM”) yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, DM investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. DM high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. Emerging-market (“EM”) hard-currency sovereign bonds significantly outperformed DM treasuries, mainly due to the performance of high-yield sovereigns. EM hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. EM local-currency bonds trailed other credit risk sectors as the US dollar was mixed against DM and EM currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in income-producing securities. The Fund also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Fund will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund also invests in securities of U.S.and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities. The Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging market countries or of issuers in emerging markets.

(continued on next page)

4 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

6 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			5.34%

1 Year	4.12%	4.12%

5 Years	1.45%	1.45%

Since Inception[3]	2.00%	2.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.26% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratio, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.45% for Advisor Class shares. These waivers/reimbursements may not be terminated before January 31, 2025. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/12/2018

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES[1]

1 Year	5.49%

5 Years	1.69%

Since Inception[2]	2.16%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 12/12/2018.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,040.20	$2.28	0.45%
Hypothetical**	$1,000	$1,022.63	$2.26	0.45%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $105.1

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 40.6%
Industrial – 27.4%
Basic – 1.5%
BHP Billiton Finance USA Ltd. 4.875%, 02/27/2026	U.S.$	196	$194,020
Georgia-Pacific LLC 0.95%, 05/15/2026(a)		482	439,830
Glencore Funding LLC
1.625%, 09/01/2025(a)		32	30,270
5.338%, 04/04/2027(a)		417	412,697
Newmont Corp./Newcrest Finance Pty Ltd. 5.30%, 03/15/2026(a)		329	326,914
Sherwin-Williams Co. (The) 3.45%, 06/01/2027		161	152,137

			1,555,868

Capital Goods – 2.2%
Boeing Co. (The)
2.196%, 02/04/2026		465	433,831
4.875%, 05/01/2025		371	366,377
Caterpillar Financial Services Corp.
0.80%, 11/13/2025		53	49,559
0.90%, 03/02/2026		169	156,031
4.50%, 01/08/2027		149	146,583
4.85%, 02/27/2029		156	153,945
Series D 4.35%, 05/15/2026		238	233,821
John Deere Capital Corp. 4.95%, 03/06/2026		438	435,438
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		377	377,449

			2,353,034

Communications - Media – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/2025		444	438,019
Cox Communications, Inc. 3.35%, 09/15/2026(a)		329	312,422
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		83	77,315
Netflix, Inc. 4.375%, 11/15/2026		447	436,236
Paramount Global
3.70%, 06/01/2028		36	32,200
4.20%, 06/01/2029		47	41,714
7.875%, 07/30/2030		35	36,183

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pinewood Finance Co., Ltd. 3.25%, 09/30/2025(a)	GBP	118	$143,771
TWDC Enterprises 18 Corp. 1.85%, 07/30/2026	U.S.$	7	6,493

			1,524,353

Communications - Telecommunications – 1.6%
AT&T, Inc. 1.70%, 03/25/2026		479	446,294
T-Mobile USA, Inc.
2.625%, 04/15/2026		107	101,163
3.50%, 04/15/2025		147	143,970
3.75%, 04/15/2027		417	397,239
Verizon Communications, Inc.
0.85%, 11/20/2025		447	415,862
1.45%, 03/20/2026		179	166,271

			1,670,799

Consumer Cyclical - Automotive – 3.6%
American Honda Finance Corp. 4.90%, 03/12/2027		331	327,677
Cummins, Inc. 4.90%, 02/20/2029		379	374,426
Ford Motor Credit Co., LLC
2.70%, 08/10/2026		200	185,662
5.125%, 06/16/2025		200	197,846
5.80%, 03/08/2029		383	376,389
General Motors Financial Co., Inc.
1.25%, 01/08/2026		192	178,487
1.50%, 06/10/2026		40	36,686
2.75%, 06/20/2025		436	421,180
5.40%, 04/06/2026		110	109,354
6.05%, 10/10/2025		111	111,278
Honda Motor Co., Ltd. 2.534%, 03/10/2027		164	152,287
Hyundai Capital America
1.30%, 01/08/2026(a)		61	56,570
5.25%, 01/08/2027(a)		25	24,712
5.30%, 03/19/2027(a)		366	361,919
Nissan Motor Acceptance Co., LLC
1.85%, 09/16/2026(a)		6	5,419
2.75%, 03/09/2028(a)		66	57,760
Toyota Motor Corp. 1.339%, 03/25/2026		288	267,607
Toyota Motor Credit Corp.
4.65%, 01/05/2029		143	139,681
5.40%, 11/20/2026		305	305,491

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series B 5.00%, 03/19/2027	U.S.$	136	$134,920

			3,825,351

Consumer Cyclical - Other – 0.7%
Las Vegas Sands Corp.
3.50%, 08/18/2026		424	400,027
3.90%, 08/08/2029		150	133,848
Sands China Ltd. 5.125%, 08/08/2025		200	197,500

			731,375

Consumer Cyclical - Restaurants – 0.4%
Starbucks Corp.
4.75%, 02/15/2026		153	151,176
4.85%, 02/08/2027		259	255,970

			407,146

Consumer Cyclical - Retailers – 0.1%
VF Corp. 2.80%, 04/23/2027		143	127,979

Consumer Non-Cyclical – 8.6%
AbbVie, Inc.
2.95%, 11/21/2026		177	167,134
3.20%, 05/14/2026		273	261,815
3.60%, 05/14/2025		381	373,681
Amgen, Inc.
2.20%, 02/21/2027		227	208,202
3.125%, 05/01/2025		405	394,859
Astrazeneca Finance LLC 4.80%, 02/26/2027		435	429,819
BAT International Finance PLC 1.668%, 03/25/2026		448	415,990
Campbell Soup Co. 5.30%, 03/20/2026		388	386,549
Cardinal Health, Inc. 5.125%, 02/15/2029		325	319,777
Cargill, Inc. 4.875%, 10/10/2025(a)		431	427,849
Cigna Group (The) 1.25%, 03/15/2026		70	64,677
CVS Health Corp.
2.875%, 06/01/2026		401	379,707
3.00%, 08/15/2026		161	152,271
General Mills, Inc.
4.00%, 04/17/2025		399	392,891
4.70%, 01/30/2027		121	118,736

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 5.875%, 02/15/2026	U.S.$	151	$151,064
Kenvue, Inc. 5.35%, 03/22/2026		220	220,154
Keurig Dr Pepper, Inc. 5.05%, 03/15/2029		329	324,065
Kraft Heinz Foods Co. 3.00%, 06/01/2026		50	47,707
Molson Coors Brewing Co. 3.00%, 07/15/2026		393	372,792
Mondelez International, Inc. 2.625%, 03/17/2027		164	152,307
Pepsico Singapore Financing I Pte Ltd. 4.55%, 02/16/2029		452	439,810
Pfizer Investment Enterprises Pte Ltd. 4.45%, 05/19/2026		13	12,777
Philip Morris International, Inc.
0.875%, 05/01/2026		15	13,718
2.75%, 02/25/2026		65	61,996
4.875%, 02/13/2026		187	185,285
4.875%, 02/13/2029		272	265,570
5.00%, 11/17/2025		98	97,255
Reynolds American, Inc. 4.45%, 06/12/2025		126	123,990
Royalty Pharma PLC 1.20%, 09/02/2025		447	420,944
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		310	294,395
Stryker Corp.
1.15%, 06/15/2025		202	192,084
3.50%, 03/15/2026		320	308,592
Sysco Corp.
3.30%, 07/15/2026		62	59,164
3.75%, 10/01/2025		446	434,065
Tyson Foods, Inc. 4.00%, 03/01/2026		374	363,150

			9,034,841

Energy – 0.8%
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		29	26,608
Diamondback Energy, Inc. 5.20%, 04/18/2027		290	288,065
Pioneer Natural Resources Co.
1.125%, 01/15/2026		175	162,598
5.10%, 03/29/2026		340	337,576

			814,847

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 2.3%
Amazon.com, Inc. 1.00%, 05/12/2026	U.S.$	479	$440,718
Booking Holdings, Inc. 3.60%, 06/01/2026		428	413,076
Boost Newco Borrower LLC 7.50%, 01/15/2031(a)		200	206,278
Global Payments, Inc. 1.20%, 03/01/2026		170	156,956
Mastercard, Inc. 2.95%, 11/21/2026		445	421,749
PayPal Holdings, Inc. 2.65%, 10/01/2026		128	120,252
S&P Global, Inc. 2.45%, 03/01/2027		455	421,066
Visa, Inc. 3.15%, 12/14/2025		220	213,138

			2,393,233

Technology – 2.5%
Apple, Inc.
0.70%, 02/08/2026		15	13,870
2.05%, 09/11/2026		164	152,696
2.45%, 08/04/2026		6	5,658
Fiserv, Inc. 3.20%, 07/01/2026		454	432,244
Honeywell International, Inc. 2.50%, 11/01/2026		462	433,347
Intel Corp. 4.875%, 02/10/2026		151	149,631
International Business Machines Corp. 3.30%, 05/15/2026		158	151,855
Microsoft Corp. 3.40%, 09/15/2026(a)		428	411,526
Oracle Corp. 1.65%, 03/25/2026		166	154,257
2.50%, 04/01/2025		210	203,872
2.65%, 07/15/2026		68	63,876
VMware LLC 1.40%, 08/15/2026		482	438,273

			2,611,105

Transportation - Airlines – 0.7%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		382	377,258

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)	U.S.$	407	$407,347

			784,605

Transportation - Railroads – 0.4%
Canadian Pacific Railway Co. 1.75%, 12/02/2026		463	422,251

Transportation - Services – 0.5%
ERAC USA Finance LLC 3.80%, 11/01/2025(a)		424	412,645
Ryder System, Inc. 5.375%, 03/15/2029		159	157,698

			570,343

			28,827,130

Financial Institutions – 13.1%
Banking – 11.5%
Ally Financial, Inc. 5.80%, 05/01/2025		374	373,480
American Express Co.
4.99%, 05/01/2026		234	232,100
5.098%, 02/16/2028		175	173,024
6.338%, 10/30/2026		426	429,387
Banco Santander SA 1.722%, 09/14/2027		200	181,096
Bank of America Corp. 1.319%, 06/19/2026		242	229,980
Series L 3.95%, 04/21/2025		15	14,742
Bank of New York Mellon Corp. (The)
4.414%, 07/24/2026		24	23,639
4.947%, 04/26/2027		153	151,580
Barclays PLC 5.674%, 03/12/2028		234	232,154
Capital One Financial Corp.
4.20%, 10/29/2025		286	278,704
7.149%, 10/29/2027		393	404,421
Citigroup, Inc.
1.122%, 01/28/2027		23	21,224
1.462%, 06/09/2027		170	155,649
3.106%, 04/08/2026		439	427,827
3.20%, 10/21/2026		252	237,923
Credit Agricole SA 4.375%, 03/17/2025(a)		200	196,916
Danske Bank A/S 5.427%, 03/01/2028(a)		219	216,983

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG/New York NY 2.129%, 11/24/2026	U.S.$	529	$497,800
7.146%, 07/13/2027		364	371,149
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027		465	429,720
1.948%, 10/21/2027		16	14,603
5.798%, 08/10/2026		274	273,819
Series VAR 1.093%, 12/09/2026		57	52,851
HSBC Holdings PLC 2.251%, 11/22/2027		208	190,295
ING Groep NV 3.869%, 03/28/2026		200	196,332
JPMorgan Chase & Co. 1.04%, 02/04/2027		69	63,607
1.045%, 11/19/2026		473	440,155
2.083%, 04/22/2026		364	351,002
KeyCorp 2.25%, 04/06/2027		147	131,396
Lloyds Banking Group PLC 5.462%, 01/05/2028		353	349,721
Macquarie Group Ltd. 1.34%, 01/12/2027(a)		467	432,437
Morgan Stanley 4.21%, 04/20/2028		113	108,879
4.679%, 07/17/2026		445	439,068
Nationwide Building Society 6.557%, 10/18/2027(a)		210	213,320
PNC Financial Services Group, Inc. (The) 4.758%, 01/26/2027		79	77,835
5.30%, 01/21/2028		76	75,305
5.812%, 06/12/2026		439	439,053
Santander Holdings USA, Inc. 2.49%, 01/06/2028		387	350,637
Santander UK Group Holdings PLC 6.833%, 11/21/2026		359	362,877
Societe Generale SA 5.519%, 01/19/2028(a)		443	435,792
Sumitomo Mitsui Financial Group, Inc. 3.784%, 03/09/2026		424	410,843
Synchrony Financial 3.95%, 12/01/2027		65	60,179
Truist Financial Corp. 4.26%, 07/28/2026		419	411,081
5.90%, 10/28/2026		72	71,976

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 2.188%, 04/30/2026	U.S.$	462	$445,433
3.908%, 04/25/2026		419	411,026

			12,089,020

Finance – 0.0%
Air Lease Corp. 3.375%, 07/01/2025		7	6,806

Insurance – 0.9%
Athene Global Funding
1.985%, 08/19/2028(a)		75	63,958
2.717%, 01/07/2029(a)		24	20,917
5.583%, 01/09/2029(a)		25	24,779
Elevance Health, Inc. 3.65%, 12/01/2027		42	39,621
Met Tower Global Funding 5.25%, 04/12/2029(a)		435	429,728
UnitedHealth Group, Inc.
4.60%, 04/15/2027		333	327,369
5.15%, 10/15/2025		34	33,906

			940,278

REITs – 0.7%
American Tower Corp. 4.00%, 06/01/2025		330	323,931
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		418	412,633
Newmark Group, Inc. 7.50%, 01/12/2029(a)		11	11,113

			747,677

			13,783,781

Utility – 0.1%
Electric – 0.1%
DTE Energy Co. Series F 1.05%, 06/01/2025		84	79,806

Total Corporates - Investment Grade (cost $42,889,661)			42,690,717

GOVERNMENTS - TREASURIES – 23.7%
United States – 23.7%
U.S. Treasury Notes 3.50%, 01/31/2028(b)		865	825,940
3.875%, 01/15/2026(c)		439	430,083
4.00%, 01/31/2029		1,300	1,259,172
4.125%, 10/31/2027		103	100,423

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.125%, 03/31/2029	U.S.$	1,453	$1,414,632
4.25%, 02/28/2029		2,470	2,419,056
4.375%, 08/31/2028		6,486	6,384,853
4.375%, 11/30/2028		970	954,844
4.50%, 11/30/2024		912	907,781
4.625%, 02/28/2026		1,300	1,289,640
4.625%, 09/30/2028		4,330	4,303,614
4.875%, 10/31/2028		950	954,008
5.00%, 09/30/2025		3,657	3,647,286

Total Governments - Treasuries (cost $25,251,447)			24,891,332

ASSET-BACKED SECURITIES – 9.8%
Other ABS - Fixed Rate – 5.7%
Affirm Asset Securitization Trust Series 2023-A, Class A 6.61%, 01/18/2028(a)		383	384,778
Series 2023-B, Class 1A 6.82%, 09/15/2028(a)		350	353,595
Series 2023-B, Class A 6.82%, 09/15/2028(a)		150	151,541
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		114	112,806
Series 2023-B, Class A 6.92%, 12/17/2036(a)		263	267,012
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		193	190,844
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)		250	252,047
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)		210	208,900
Series 2024-1A, Class A 5.53%, 06/21/2032(a)		300	297,619
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035(a)		500	503,787
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)		44	43,962
Series 2023-3, Class A 7.60%, 12/16/2030(a)		52	51,859
Series 2023-5, Class A 7.179%, 04/15/2031(a)		115	115,702

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-6, Class A 7.128%, 06/16/2031(a)	U.S.$	64	$64,377
Series 2023-7, Class A 7.228%, 07/15/2031(a)		72	72,246
Series 2024-1, Class A 6.66%, 07/15/2031(a)		189	189,741
Series 2024-2, Class A 6.319%, 08/15/2031(a)		214	214,291
Series 2024-3, Class A 6.258%, 10/15/2031(a)		164	163,675
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)		270	271,080
Purchasing Power Funding LLC Series 2024-A, Class A 5.89%, 08/15/2028(a)		550	545,755
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031(a)		112	111,902
Sotheby’s Artfi Master Trust Series 2024-1A, Class A1 6.43%, 12/22/2031(a)		550	549,741
Theorem Funding Trust Series 2022-3A, Class A 7.60%, 04/15/2029(a)		97	97,265
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		88	89,244
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)		145	145,517
Series 2023-3, Class A 6.90%, 10/20/2033(a)		130	130,494
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)		441	440,035

			6,019,815

Autos - Fixed Rate – 3.3%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(a)		371	372,973
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		155	155,656
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		65	64,811

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	U.S.$	136	$136,468
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		172	172,968
Series 2023-3A, Class A2 7.50%, 12/15/2028(a)		149	150,231
Series A2, Class 24-1A 6.19%, 08/15/2029(a)		250	250,432
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		69	69,384
Series 2023-2, Class A 7.59%, 04/16/2029(a)		173	174,146
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		550	552,199
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)		460	462,532
Series 2023-4A, Class A 7.54%, 03/25/2032(a)		531	534,077
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		106	105,549
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		49	49,091
Series 2024-1A, Class A
6.61%, 10/15/2027(a)		221	220,801

			3,471,318

Credit Cards - Fixed Rate – 0.5%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		325	323,148
Mission Lane Credit Card Master Trust Series 2023-A, Class A 7.23%, 07/17/2028(a)		200	201,002

			524,150

Other ABS - Floating Rate – 0.3%
Pagaya AI Debt Trust Series 2024-S1, Class ABC 7.271%, 09/15/2031(a)		320	320,000

Total Asset-Backed Securities (cost $10,313,134)			10,335,283

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.0%
Risk Share Floating Rate – 8.9%
Bellemeade Re Ltd. Series 2022-1, Class M1B 7.48% (CME Term SOFR + 2.15%), 01/26/2032(a)(d)	U.S.$	193	$193,734
Series 2022-2, Class M1A
9.33% (CME Term SOFR + 4.00%), 09/27/2032(a)(d)		200	204,389
Series 2023-1, Class M1A 7.53% (CME Term SOFR + 2.20%), 10/25/2033(a)(d)		200	201,019
Connecticut Avenue Securities Trust Series 2022-R04, Class 1M1 7.33% (CME Term SOFR + 2.00%), 03/25/2042(a)(d)		235	238,269
Series 2022-R06, Class 1M1 8.08% (CME Term SOFR + 2.75%), 05/25/2042(a)(d)		227	233,961
Series 2022-R08, Class 1M1 7.88% (CME Term SOFR + 2.55%), 07/25/2042(a)(d)		469	482,234
Series 2023-R01, Class 1M1 7.73% (CME Term SOFR + 2.40%), 12/25/2042(a)(d)		303	310,759
Series 2023-R02, Class 1M1 7.63% (CME Term SOFR + 2.30%), 01/25/2043(a)(d)		314	321,817
Series 2023-R03, Class 2M1 7.83% (CME Term SOFR + 2.50%), 04/25/2043(a)(d)		432	439,199
Series 2023-R04, Class 1M1 7.63% (CME Term SOFR + 2.30%), 05/25/2043(a)(d)		478	489,248
Series 2023-R05, Class 1M1 7.23% (CME Term SOFR + 1.90%), 06/25/2043(a)(d)		191	192,898
Series 2023-R06, Class 1M1 7.03% (CME Term SOFR + 1.70%), 07/25/2043(a)(d)		248	249,305
Series 2023-R07, Class 2M1 7.28% (CME Term SOFR + 1.95%), 09/25/2043(a)(d)		282	283,860

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle Re Ltd. Series 2021-2, Class M1B 7.38% (CME Term SOFR + 2.05%), 04/25/2034(a)(d)	U.S.$	95	$95,126
Series 2023-1, Class M1A 7.33% (CME Term SOFR + 2.00%), 09/26/2033(a)(d)		350	351,407
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-HQA1, Class M3
10.145% (CME Term SOFR + 4.81%), 03/25/2028(d)		54	55,508
Series 2021-DNA1, Class M2 7.13% (CME Term SOFR + 1.80%), 01/25/2051(a)(d)		155	156,805
Series 2021-DNA5, Class M2 6.98% (CME Term SOFR + 1.65%), 01/25/2034(a)(d)		44	43,925
Series 2021-DNA6, Class M2 6.83% (CME Term SOFR + 1.50%), 10/25/2041(a)(d)		150	150,421
Series 2021-DNA7, Class M1 6.18% (CME Term SOFR + 0.85%), 11/25/2041(a)(d)		140	139,720
Series 2021-DNA7, Class M2 7.13% (CME Term SOFR + 1.80%), 11/25/2041(a)(d)		225	226,582
Series 2021-HQA4, Class M1 6.28% (CME Term SOFR + 0.95%), 12/25/2041(a)(d)		452	450,233
Series 2022-DNA2, Class M1B 7.73% (CME Term SOFR + 2.40%), 02/25/2042(a)(d)		144	147,148
Series 2022-DNA7, Class M1A 7.83% (CME Term SOFR + 2.50%), 03/25/2052(a)(d)		417	424,672
Series 2022-HQA1, Class M1B 8.83% (CME Term SOFR + 3.50%), 03/25/2042(a)(d)		20	20,829
Series 2022-HQA2, Class M1B 9.33% (CME Term SOFR + 4.00%), 07/25/2042(a)(d)		184	195,386
Series 2022-HQA3, Class M1A 7.63% (CME Term SOFR + 2.30%), 08/25/2042(a)(d)		112	113,810

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-DNA1, Class M1A 7.43% (CME Term SOFR + 2.10%), 03/25/2043(a)(d)	U.S.$	486	$494,913
Series 2023-DNA2, Class M1A 7.43% (CME Term SOFR + 2.10%), 04/25/2043(a)(d)		395	403,225
Series 2023-HQA1, Class M1A 7.33% (CME Term SOFR + 2.00%), 05/25/2043(a)(d)		170	171,926
Series 2023-HQA2, Class M1A 7.33% (CME Term SOFR + 2.00%), 06/25/2043(a)(d)		119	119,862
Series 2023-HQA3, Class A1 7.18% (CME Term SOFR + 1.85%), 11/25/2043(a)(d)		538	544,616
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 2M2 10.995% (CME Term SOFR + 5.66%), 04/25/2028(d)		2	1,747
Series 2016-C01, Class 2M2 12.395% (CME Term SOFR + 7.06%), 08/25/2028(d)		5	5,569
Series 2016-C04, Class 1B 15.695% (CME Term SOFR + 10.36%), 01/25/2029(d)		118	133,950
Series 2017-C06, Class 2M2 8.245% (CME Term SOFR + 2.91%), 02/25/2030(d)		308	318,388
Series 2021-R02, Class 2M2 7.33% (CME Term SOFR + 2.00%), 11/25/2041(a)(d)		230	230,862
Home Re Ltd. Series 2023-1, Class M1A 7.48% (CME Term SOFR + 2.15%), 10/25/2033(a)(d)		550	551,667
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.183% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(a)(d)		24	24,492
Series 2019-3R, Class A 9.145% (CME Term SOFR + 3.81%), 11/27/2031(a)(d)		12	12,159

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triangle Re Ltd. Series 2021-3, Class M1A 7.23% (CME Term SOFR + 1.90%), 02/25/2034(a)(d)	U.S.$	4	$3,741

			9,429,381

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(e)		60	11,464
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(e)		53	753
Series 2016-26, Class IO 5.00%, 05/25/2046(e)		130	18,561
Series 2016-31, Class IO 5.00%, 06/25/2046(e)		176	26,323
Series 2016-64, Class BI 5.00%, 09/25/2046(e)		21	2,768

			59,869

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 0.656% (5.99% – CME Term SOFR), 08/15/2044(d)(f)		77	6,524
Federal National Mortgage Association REMICs Series 2012-17, Class ES 1.106% (6.44% – CME Term SOFR), 03/25/2041(d)(f)		42	1,108
Series 2012-17, Class SE 0.506% (5.84% – CME Term SOFR), 03/25/2042(d)(f)		57	5,454
Series 2019-25, Class SA 0.606% (5.94% – CME Term SOFR), 06/25/2049(d)(f)		38	3,174
Series 2019-42, Class SQ 0.606% (5.94% – CME Term SOFR), 08/25/2049(d)(f)		34	3,311

			19,571

Total Collateralized Mortgage Obligations (cost $9,391,161)			9,508,821

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 8.3%
Industrial – 7.9%
Basic – 0.4%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)	U.S.$	38	$39,644
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		10	6,347
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(a)		60	56,573
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	101	108,379
INEOS Quattro Finance 2 PLC 9.625%, 03/15/2029(a)	U.S.$	200	211,216
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		27	26,680

			448,839

Capital Goods – 0.8%
Ball Corp. 6.00%, 06/15/2029		97	96,494
Chart Industries, Inc. 7.50%, 01/01/2030(a)		25	25,586
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	92,679
EMRLD Borrower LP/Emerald Co-Issuer, Inc. 6.625%, 12/15/2030(a)		69	68,513
Esab Corp. 6.25%, 04/15/2029(a)		26	25,911
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	61,012
GFL Environmental, Inc. 6.75%, 01/15/2031(a)		19	19,166
LSB Industries, Inc. 6.25%, 10/15/2028(a)(g)		147	139,341
Summit Materials LLC/Summit Materials Finance Corp. 7.25%, 01/15/2031(a)		21	21,571
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		174	178,160
WESCO Distribution, Inc. 6.375%, 03/15/2029(a)		83	82,530

			810,963

Communications - Media – 0.7%
Banijay Entertainment SASU 7.00%, 05/01/2029(a)	EUR	170	190,141

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	$21,132
5.125%, 05/01/2027(a)		59	55,331
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		97	89,967
DISH DBS Corp. 5.25%, 12/01/2026(a)		67	52,750
5.75%, 12/01/2028(a)		32	21,688
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		93	86,271
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		85	64,927
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		12	9,647
4.00%, 07/15/2028(a)		62	55,236
5.00%, 08/01/2027(a)		70	66,114

			713,204

Consumer Cyclical - Automotive – 0.2%
Tenneco, Inc. 8.00%, 11/17/2028(a)		79	74,001
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)		160	160,387

			234,388

Consumer Cyclical - Entertainment – 0.8%
Carnival Corp. 4.00%, 08/01/2028(a)		36	32,859
5.75%, 03/01/2027(a)		62	60,449
7.00%, 08/15/2029(a)		122	125,194
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		29	29,000
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	27,754
NCL Corp., Ltd. 8.125%, 01/15/2029(a)		135	140,638
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		42	40,868
5.50%, 08/31/2026(a)		31	30,418
7.25%, 01/15/2030(a)		20	20,595
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	20,000
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	11,631

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)	U.S.$	14	$13,412
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		263	250,849

			803,667

Consumer Cyclical - Other – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	82,601
Caesars Entertainment, Inc. 7.00%, 02/15/2030(a)		40	40,287
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		97	91,596
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	100	108,761
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	104	102,698
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	7,835
5.00%, 06/01/2029(a)		45	40,799
Mattamy Group Corp. 5.25%, 12/15/2027(a)		53	50,780
MGM Resorts International 4.75%, 10/15/2028		74	68,902
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		11	10,324
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		64	63,080
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	20,022
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		33	32,008

			719,693

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	15,694
4.375%, 01/15/2028(a)		35	32,612

			48,306

Consumer Cyclical - Retailers – 0.2%
Bath & Body Works, Inc. 7.50%, 06/15/2029		64	65,836
9.375%, 07/01/2025(a)		6	6,219
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		31	30,952

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Staples, Inc. 7.50%, 04/15/2026(a)	U.S.$	15	$14,404
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		81	64,719

			182,130

Consumer Non-Cyclical – 0.6%
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)		190	196,107
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.625%, 07/15/2030(a)		76	76,095
Elanco Animal Health, Inc. 6.65%, 08/28/2028		82	81,932
Embecta Corp. 5.00%, 02/15/2030(a)		48	37,007
Endo Finance Holdings, Inc. 8.50%, 04/15/2031(a)		27	27,419
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		114	106,892
Medline Borrower LP 3.875%, 04/01/2029(a)		26	23,276
Newell Brands, Inc. 4.875%, 06/01/2025		7	6,889
5.70%, 04/01/2026		26	25,617
6.375%, 09/15/2027		15	14,719
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	81,848

			677,801

Energy – 1.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		8	8,034
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	32,970
8.375%, 01/15/2029(a)		186	192,510
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	29,041
8.375%, 07/01/2028(a)		213	222,257
Crescent Energy Finance LLC 9.25%, 02/15/2028(a)		88	92,996
EQM Midstream Partners LP 5.50%, 07/15/2028		74	72,087
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	14,994
8.00%, 01/15/2027		21	21,237

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/01/2028(a)	U.S.$	73	$71,909
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		141	147,573
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		12	11,884
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		11	10,901
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		112	107,206
6.75%, 09/15/2025(a)		56	55,352
8.75%, 03/15/2029(a)		93	90,681
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		105	106,762
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		25	25,116
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.50%, 10/15/2026(a)		40	40,824
Sunoco LP/Sunoco Finance Corp. 7.00%, 09/15/2028(a)		104	105,286
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		131	134,010
9.50%, 02/01/2029(a)		98	105,366
9.875%, 02/01/2032(a)		99	105,590

			1,804,586

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		78	78,792

Services – 0.6%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		7	6,237
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		13	12,974
ANGI Group LLC 3.875%, 08/15/2028(a)		127	107,733
APX Group, Inc. 6.75%, 02/15/2027(a)		88	87,496
Garda World Security Corp. 7.75%, 02/15/2028(a)		103	104,137
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		56	41,186
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		108	101,947

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	U.S.$	23	$20,949
6.25%, 01/15/2028(a)		52	50,827
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		63	55,463

			588,949

Technology – 0.6%
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	42,157
NCR Voyix Corp. 5.00%, 10/01/2028(a)		105	96,634
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		56	55,907
Seagate HDD Cayman 8.25%, 12/15/2029(a)		97	102,735
Virtusa Corp. 7.125%, 12/15/2028(a)		10	8,988
Western Digital Corp. 4.75%, 02/15/2026		378	367,911

			674,332

Transportation - Airlines – 0.2%
American Airlines, Inc. 8.50%, 05/15/2029(a)		210	218,728
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		47	44,052

			262,780

Transportation - Services – 0.3%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		200	195,946
Loxam SAS 4.50%, 02/15/2027(a)	EUR	100	106,091

			302,037

			8,350,467

Financial Institutions – 0.4%
Banking – 0.0%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	12	12,040

Brokerage – 0.1%
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		52	53,834

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)	U.S.$	62	$59,653
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		51	51,886
8.00%, 02/15/2027(a)		12	12,324
8.00%, 06/15/2028(a)		77	79,295
SLM Corp. 3.125%, 11/02/2026		23	21,334

			224,492

Insurance – 0.1%
HUB International Ltd. 7.25%, 06/15/2030(a)		57	57,900

REITs – 0.1%
Iron Mountain, Inc. 5.00%, 07/15/2028(a)		76	71,555

			419,821

Total Corporates - Non-Investment Grade (cost $8,747,404)			8,770,288

COLLATERALIZED LOAN OBLIGATIONS – 5.4%
CLO - Floating Rate – 5.4%
AGL CLO 16 Ltd. Series 2021-16A, Class A 6.716% (CME Term SOFR 3 Month + 1.39%), 01/20/2035(a)(d)		500	500,013
Allegro CLO XI Ltd. Series 2019-2A, Class A1AR 6.577% (CME Term SOFR 3 Month + 1.25%), 01/19/2033(a)(d)		250	250,159
Apidos Loan Fund Ltd. Series 2024-1A, Class A1 6.60% (CME Term SOFR 3 Month + 1.27%), 04/25/2035(a)(d)		250	250,132
Bain Capital Credit CLO Series 2020-1A, Class A1R 1.25% (CME Term SOFR 3 Month + 1.25%), 04/18/2033(a)(d)		215	215,114
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.69% (CME Term SOFR 3 Month + 3.36%), 04/15/2034(a)(d)		250	250,031

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Buttermilk Park CLO Ltd. Series 2018-1A, Class A1 6.69% (CME Term SOFR 3 Month + 1.36%), 10/15/2031(a)(d)	U.S.$	536	$537,107
CIFC Funding Ltd. Series 2018-1A, Class A 6.589% (CME Term SOFR 3 Month + 1.26%), 04/18/2031(a)(d)		337	338,176
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.679% (CME Term SOFR 3 Month + 3.35%), 04/15/2035(a)(d)		250	250,031
KKR CLO 21 Ltd. Series 21, Class A 6.59% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(d)		336	335,829
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 6.689% (CME Term SOFR 3 Month + 1.36%), 07/16/2035(a)(d)		500	500,725
Palmer Square CLO Ltd. Series 2021-3A, Class D 8.54% (CME Term SOFR 3 Month + 3.21%), 01/15/2035(a)(d)		250	248,486
PPM CLO 5 Ltd. Series 2021-5A, Class A 6.789% (CME Term SOFR 3 Month + 1.46%), 10/18/2034(a)(d)		500	500,235
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.76% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(a)(d)		550	550,049
Regatta XI Funding Ltd. Series 2018-1A, Class A 6.649% (CME Term SOFR 3 Month + 1.33%), 07/17/2031(a)(d)		367	367,234
Voya CLO Ltd.
Series 2018-1A, Class A1 6.538% (CME Term SOFR 3 Month + 1.21%), 04/19/2031(a)(d)		330	330,728
Series 2018-3A, Class A1R2 6.52% (CME Term SOFR 3 Month + 1.20%), 10/15/2031(a)(d)		200	200,036

Total Collateralized Loan Obligations (cost $5,594,845)			5,624,085

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)	U.S.$	100	$74,459
BANK Series 2020-BN28, Class XA 1.875%, 03/15/2063(e)		2,023	172,466
Series 2020-BN29, Class XA 1.43%, 11/15/2053(e)		971	62,522
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.468%, 05/15/2052(e)		952	47,724
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.622%, 02/15/2050(e)		1,283	40,792
CD Mortgage Trust Series 2016-CD1, Class XA 1.495%, 08/10/2049(e)		1,439	28,801
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.759%, 05/10/2058(e)		78	1,661
Series 2017-C8, Class XA 1.638%, 06/15/2050(e)		268	9,008
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 02/10/2049		70	66,571
Series 2017-P7, Class XA 1.239%, 04/14/2050(e)		791	19,187
Commercial Mortgage Trust Series 2014-CR16, Class D 5.057%, 04/10/2047(a)		100	77,954
Series 2016-DC2, Class XA 1.068%, 02/10/2049(e)		2,301	26,566
GS Mortgage Securities Trust Series 2013-GC13, Class D 3.971%, 07/10/2046(a)		100	51,613
Series 2016-GS3, Class XA 1.31%, 10/10/2049(e)		1,254	26,276
Series 2017-GS5, Class XA 0.973%, 03/10/2050(e)		1,402	26,759
Series 2017-GS7, Class XA 1.224%, 08/10/2050(e)		3,246	84,306
Series 2019-GC39, Class XA 1.293%, 05/10/2052(e)		4,162	167,937

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.248%, 08/15/2046(a)	U.S.$	75	$51,233
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.715%, 12/15/2047(a)		100	54,800
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	95,604
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.659%, 06/15/2050(e)		999	34,424
Series 2017-C2, Class XA 1.214%, 08/15/2050(e)		1,968	53,102
Series 2018-C14, Class XA 1.039%, 12/15/2051(e)		774	24,246
Series 2018-C15, Class XA 1.05%, 12/15/2051(e)		571	18,618
Series 2019-C18, Class XA 1.133%, 12/15/2052(e)		1,240	46,746
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.061%, 04/10/2046(a)		69	59,255
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.748%, 10/15/2049(e)		755	21,479
Series 2018-C48, Class XA 1.105%, 01/15/2052(e)		750	24,597
Series 2019-C52, Class XA 1.73%, 08/15/2052(e)		900	52,385
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.144%, 06/15/2044(a)		60	50,430
Series 2011-C4, Class E 5.144%, 06/15/2044(a)		25	19,750

			1,591,271

Non-Agency Floating Rate CMBS – 0.2%
BFLD Trust Series 2019-DPLO, Class E 7.676% (CME Term SOFR 1 Month + 2.35%), 10/15/2034(a)(d)		10	9,962
Great Wolf Trust Series 2019-WOLF, Class D 7.569% (CME Term SOFR 1 Month + 2.25%), 12/15/2036(a)(d)		35	34,501

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class D 9.92% (CME Term SOFR 1 Month + 4.59%), 05/15/2036(a)(d)	U.S.$	133	$127,263
Starwood Retail Property Trust Series 2014-STAR, Class A 8.50% (PRIME + 0.00%), 11/15/2027(a)(d)		81	50,194

			221,920

Total Commercial Mortgage-Backed Securities (cost $2,024,795)			1,813,191

BANK LOANS – 0.4%
Industrial – 0.3%
Capital Goods – 0.0%
Chariot Buyer LLC 8.666% (SOFR 1 Month + 3.25%), 11/03/2028(h)		10	9,758

Communications - Media – 0.0%
DirecTV Financing LLC 10.680% (SOFR 1 Month + 5.25%), 08/02/2029(h)		23	23,378

Consumer Cyclical - Automotive – 0.0%
Garrett Motion SARL 9.830% (SOFR 3 Month + 4.50%), 04/30/2028(h)(i)		34	34,371

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. 7.816% (SOFR 1 Month + 2.50%), 08/25/2028(h)		139	139,230

Energy – 0.1%
GIP II Blue Holding LP 9.942% (SOFR 1 Month + 4.50%), 09/29/2028(h)		61	61,508
Parkway Generation LLC 10.341% (SOFR 3 Month + 4.75%), 02/18/2029(h)		16	15,583

			77,091

Other Industrial – 0.0%
Rockwood Service Corporation 9.680% (SOFR 1 Month + 4.25%), 01/23/2027(h)		3	2,976

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Technology – 0.1%
Amentum Government Services Holdings LLC 9.430% (SOFR 1 Month + 4.00%), 01/29/2027(h)	U.S.$	3		$2,889
Ascend Learning LLC 11.166% (SOFR 1 Month + 5.75%), 12/10/2029(h)		30		29,375
FINThrive Software Intermediate Holdings, Inc. 12.180% (SOFR 1 Month + 6.75%), 12/17/2029(h)(i)		20		13,900
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(h)(i)(j)(k)		72		633
Presidio Holdings, Inc.
8.916% (SOFR 1 Month + 3.50%), 01/22/2027(h)		0	**	252
8.930% (SOFR 3 Month + 3.50%), 01/22/2027(h)		9		8,892

				55,941

				342,745

Financial Institutions – 0.1%
Finance – 0.1%
Orbit Private Holdings I Ltd. 9.934% (SOFR 6 Month + 4.50%), 12/11/2028(h)		29		29,435

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 9.180% (SOFR 1 Month + 3.75%), 11/09/2026(h)		23		23,191

Total Bank Loans (cost $469,470)				395,371

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Basic – 0.0%
Eldorado Gold Corp. 6.25%, 09/01/2029(a) (cost $8,000)		8		7,550

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(l)(m)(n) (cost $1,344,555)	1,344,555	$1,344,555

Total Investments – 100.2% (cost $106,034,472)		105,381,193
Other assets less liabilities – (0.2)%		(240,026)

Net Assets – 100.0%		$105,141,167

FUTURES (see Note D)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	6	June 2024	$682,875	$(28,696)
U.S. T-Note 2 Yr (CBT) Futures	24	June 2024	4,863,750	(40,445)
U.S. T-Note 5 Yr (CBT) Futures	142	June 2024	14,873,391	(254,660)

Sold Contracts
U.S. 10 Yr Ultra Futures	7	June 2024	771,531	25,138
U.S. T-Note 10 Yr (CBT) Futures	7	June 2024	752,063	20,881

				$(277,782)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	NZD	78	USD	47	05/23/2024	$1,516
State Street Bank & Trust Co.	EUR	585	USD	641	06/12/2024	15,505
State Street Bank & Trust Co.	CAD	14	USD	10	06/13/2024	214
State Street Bank & Trust Co.	GBP	105	USD	131	06/20/2024	(388)

						$16,847

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 41, 5 Year Index, 06/20/2029*	(1.00)%	Quarterly	0.71%	USD	4,080	$(56,871)	$(65,322)	$8,451

Sale Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	5.00	Quarterly	3.55	USD	850	54,953	56,652	(1,699)
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00	Quarterly	0.53	USD	4,080	90,590	88,262	2,328
iTraxx Xover Series 41, 5 Year Index, 06/20/2029*	5.00	Quarterly	3.18	EUR	640	56,505	63,494	(6,989)

						$145,177	$143,086	$2,091

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $40,387,065 or 38.4% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(e)	IO – Interest Only.

(f)	Inverse interest only security.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(h)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at April 30, 2024.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Defaulted.

(k)	Non-income producing security.

(l)	Affiliated investments.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $104,689,917)	$104,036,638
Affiliated issuers (cost $1,344,555)	1,344,555
Cash	2,890
Foreign currencies, at value (cost $3,649)	3,630
Interest receivable	793,413
Receivable for investment securities sold	97,754
Receivable due from Adviser	20,579
Unrealized appreciation on forward currency exchange contracts	17,235
Affiliated dividends receivable	4,319
Receivable for capital stock sold	3,568

Total assets	106,324,581

Liabilities
Payable for investment securities purchased	590,324
Custody and accounting fees payable	217,851
Dividends payable	131,747
Payable for capital stock redeemed	121,227
Payable for variation margin on futures	51,421
Advisory fee payable	30,841
Payable for variation margin on centrally cleared swaps	11,989
Foreign capital gains tax payable	2,514
Transfer Agent fee payable	2,032
Directors’ fees payable	570
Unrealized depreciation on forward currency exchange contracts	388
Accrued expenses	22,510

Total liabilities	1,183,414

Net Assets	$105,141,167

Composition of Net Assets
Capital stock, at par	$11,976
Additional paid-in capital	112,801,904
Accumulated loss	(7,672,713)

Net Assets	$105,141,167

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$105,141,167	11,976,460	$8.78

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 43

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $636)	$3,142,892
Dividends—Affiliated issuers	32,690	$3,175,582

Expenses
Advisory fee (see Note B)	193,741
Distribution fee—Class A	2,028
Distribution fee—Class C	1,001
Transfer agency—Class A	358
Transfer agency—Class C	41
Transfer agency—Advisor Class	20,660
Custody and accounting	51,677
Administrative	46,443
Audit and tax	29,549
Registration fees	29,180
Legal	20,828
Printing	18,597
Directors’ fees	9,067
Miscellaneous	8,527

Total expenses	431,697
Less: expenses waived and reimbursed by the Adviser (see Note B)	(180,512)

Net expenses		251,185

Net investment income		2,924,397

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		82,083
Forward currency exchange contracts		5,681
Futures		(89,638)
Swaps		244,716
Foreign currency transactions		(23,203)
Net change in unrealized appreciation (depreciation) of:
Investments(a)		1,268,866
Forward currency exchange contracts		9,710
Futures		(25,684)
Swaps		48,732
Foreign currency denominated assets and liabilities		(2,604)

Net gain on investment and foreign currency transactions		1,518,659

Net Increase in Net Assets from Operations		$4,443,056

(a)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $538

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,924,397	$3,686,989
Net realized gain (loss) on investment and foreign currency transactions	219,639	(5,408,383)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	1,299,020	5,336,754

Net increase in net assets from operations	4,443,056	3,615,360
Distributions to Shareholders
Class A	(52,498)	(147,440)
Class C	(4,384)	(10,939)
Advisor Class	(2,916,709)	(4,293,613)
Capital Stock Transactions
Net increase (decrease)	(4,983,347)	39,863,963

Total increase (decrease)	(3,513,882)	39,027,331
Net Assets
Beginning of period	108,655,049	69,627,718

End of period	$105,141,167	$108,655,049

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”) , a diversified portfolio. At meetings held on October 31 – November 2, 2023, the Company’s Board of Directors (the “Board”) approved the conversion of Class A and Class C shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on March 18, 2024. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

46 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$42,690,717		$	– 0	–	$42,690,717
Governments – Treasuries		– 0	–	24,891,332			– 0	–	24,891,332
Asset-Backed Securities		– 0	–	10,335,283			– 0	–	10,335,283
Collateralized Mortgage Obligations		– 0	–	9,508,821			– 0	–	9,508,821
Corporates – Non-Investment Grade		– 0	–	8,770,288			– 0	–	8,770,288
Collateralized Loan Obligations		– 0	–	5,624,085			– 0	–	5,624,085
Commercial Mortgage-Backed Securities		– 0	–	1,813,191			– 0	–	1,813,191
Bank Loans		– 0	–	346,467			48,904		395,371
Emerging Markets – Corporate Bonds		– 0	–	7,550			– 0	–	7,550
Short-Term Investments		1,344,555		– 0	–		– 0	–	1,344,555

Total Investments in Securities		1,344,555		103,987,734			48,904		105,381,193
Other Financial Instruments(a):
Assets:
Futures		46,019		– 0	–		– 0	–	46,019	(b)
Forward Currency Exchange Contracts		– 0	–	17,235			– 0	–	17,235
Centrally Cleared Credit Default Swaps		– 0	–	202,048			– 0	–	202,048	(b)
Liabilities:
Futures		(323,801)		– 0	–		– 0	–	(323,801	)(b)
Forward Currency Exchange Contracts		– 0	–	(388)			– 0	–	(388)
Centrally Cleared Credit Default Swaps		– 0	–	(56,871)			– 0	–	(56,871	)(b)

Total		$1,066,773		$104,149,758			$48,904		$105,265,435

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the

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NOTES TO FINANCIAL STATEMENTS (continued)

proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended April 30, 2024, such reimbursement/waivers amounted to $133,140. The Expense Caps may not be terminated by the Adviser before January 31, 2025.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the Adviser voluntarily agreed to waive such fees in the amount of $46,443.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,410 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,058 from the sale of Class A shares and received $1,397 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $929.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$507	$43,114	$42,276	$1,345	$33

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets

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attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,198 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$50,560,809	$43,152,442
U.S. government securities	28,513,130	37,898,998

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$499,435
Gross unrealized depreciation	(1,411,558)

Net unrealized depreciation	$(912,123)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the

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counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$46,019	*	Payable for variation margin on futures	$323,801	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Receivable for variation margin on centrally cleared swaps	$10,779	*	Payable for variation margin on centrally cleared swaps	$8,688	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	17,235		Unrealized depreciation on forward currency exchange contracts	388

Total		$74,033			$332,877

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(89,638)	$(25,684)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	5,681	9,710

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	244,716	48,732

Total		$160,759	$32,758

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$20,111,420
Average notional amount of sale contracts	$1,939,352
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$366,271	(a)
Average principal amount of sale contracts	$1,096,295
Credit Default Swaps:
Average notional amount of sale contracts	$217,528	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,080,000
Average notional amount of sale contracts	$6,722,689

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$17,235	$(388)	$	– 0	–	$	– 0	–	$16,847

Total	$17,235	$(388)	$	– 0	–	$	– 0	–	$16,847	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$388	$(388)	$	– 0	–	$	– 0	–	$ – 0	–

Total	$388	$(388)	$	– 0	–	$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023		Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023

Class A*
Shares sold	83,992		161,357		$745,203		$1,417,247

Shares issued in reinvestment of dividends	4,782		12,523		42,536		110,490

Shares converted from Class C	– 0	–	135		– 0	–	1,197

Shares converted to Advisor Class	(250,959)		– 0	–	(2,222,542)		– 0	–

Shares redeemed	(137,359)		(376,175)		(1,218,920)		(3,319,598)

Net decrease	(299,544)		(202,160)		$(2,653,723)		$(1,790,664)

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	Shares				Amount
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023		Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023
Class C*
Shares sold	4,927		29,648		$43,888		$257,425

Shares issued in reinvestment of dividends	266		925		2,363		8,162

Shares converted to Class A	– 0	–	(136)		– 0	–	(1,197)

Shares converted to Advisor Class	(23,735)		– 0	–	(209,915)		– 0	–

Shares redeemed	(31,981)		(13,529)		(282,701)		(120,665)

Net increase (decrease)	(50,523)		16,908		$(446,365)		$143,725

Advisor Class
Shares sold	4,778,476		9,455,023		$42,467,408		$83,357,649

Shares issued in reinvestment of dividends	238,894		350,712		2,118,578		3,087,814

Shares converted from:
Class A	251,157		– 0	–	2,222,542		– 0	–
Class C	23,721		– 0	–	209,915		– 0	–

Shares redeemed	(5,498,196)		(5,098,784)		(48,901,702)		(44,934,561)

Net increase (decrease)	(205,948)		4,706,951		$(1,883,259)		$41,510,902

*	Converted to Advisor Class on March 18, 2024.

At April 30, 2024, the Adviser owns approximately 21% of the Fund’s outstanding shares. At April 30, 2024, certain unaffiliated shareholders of the Fund owned 14% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for

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a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or

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reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$4,451,992		$1,979,832
Net long-term capital gains	– 0	–	286,597

Total taxable distributions paid	$4,451,992		$2,266,429

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$151,013
Accumulated capital and other losses	(7,183,420	)(a)
Unrealized appreciation (depreciation)	(1,994,954	)(b)

Total accumulated earnings (deficit)	$(9,027,361	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $7,183,420.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $2,796,644 and a net long-term capital loss carryforward of $4,386,776, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

At meetings held on October 31—November 2, 2023, the Board approved the reorganization of the Fund into a newly-created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into AB Short Duration Income ETF (the “Acquiring Fund”), a newly-created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund, on June 10, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Fund, and stockholders of the Fund received shares of the Acquiring Fund, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount).

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,							December 12, 2018(a) to October 31, 2019
			2023		2022	2021		2020

Net asset value, beginning of period	$ 8.67		$ 8.69		$ 9.89	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.23		.38		.20	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		.07	(d)	(1.05)	.00	(d)(e)	(.08	)(d)	.41

Contributions from Affiliates	– 0	–	– 0	–	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35		.45		(.85)	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.47)		(.24)	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.24)		(.47)		(.35)	(.31)		(.53)		(.36)

Net asset value, end of period	$ 8.78		$ 8.67		$ 8.69	$ 9.89		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(f)	4.02%		5.22%		(8.76)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$105,141		$105,618		$64,972	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.45	%^	.71%		.77%	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(g)	.77	%^	1.26%		1.48%	1.18%		1.68%		2.99	%^

Net investment income(c)	5.29	%^	4.29%		2.17%	2.52%		2.13%		3.31	%^

Portfolio turnover rate*	72%		185%		60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)*	N/A		N/A		N/A	N/A		336%		181%

See footnote summary on page 70.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,				December 12, 2018(a) to October 31, 2019
			2023	2022	2021	2020

Advisor Class

Net of waivers/reimbursements	.45	%^	.45%	.45%	.45%	.45%	.45	%^

Before waivers/reimbursements	.77	%^	1.00%	1.16%	1.16%	1.64%	2.95	%^

^	Annualized.

*	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President William Smith(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik, Smith and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1- and 3- year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent

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consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 79

NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 6, 2024

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the semi-annual reporting period ended April 30, 2024.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	7.55%	1.16%

Advisor Class Shares[1]	7.69%	1.42%

Bloomberg US Corporate Bond Index	7.33%	1.00%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Corporate Bond Index, for the six- and 12-month periods ended April 30, 2024.

During both periods, all share classes outperformed the benchmark, before sales charges. Over the six-month period, security selection was the primary contributor to relative performance, from selections within US investment-grade corporate bonds. Overall yield-curve positioning in the US also contributed, as overweights to the five- and 10-year parts of the curve were partially offset by a loss from being overweight to the 30-year part of the curve and underweight the two-year part of the US Treasury curve. Off-benchmark country allocation to the eurozone also added to performance. Sector allocation to off-benchmark high-yield corporate bonds also contributed. Currency decisions did not impact performance over the period.

During the 12-month period, security selection among investment-grade corporate bonds in the US was the largest contributor to performance. Off-benchmark exposure to the eurozone at the country level also contributed. Sector allocation contributed, mostly from off-benchmark allocation to high-yield corporate bonds in the US and emerging-market (“EM”) corporates that were partially offset by off-benchmark exposure to supranational bonds. Yield-curve positioning detracted, mostly from an

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overweight to the 30-year part of the US curve that was partially offset by a gain from being underweight to the 20-year part of the curve. Currency decisions did not impact performance results.

The Fund used derivatives in the form of futures and currency forwards for hedging purposes; currency forwards had no material impact on absolute returns for either period; futures added to returns for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market (“DM”) yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, DM investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. DM high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. EM hard-currency sovereign bonds significantly outperformed DM treasuries, mainly due to the performance of high-yield sovereigns. EM hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. EM local-currency bonds trailed other credit risk sectors as the US dollar was mixed against DM and EM currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain sustainable

(continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 3

investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities and issuers that fit into sustainable investment themes. First, the Adviser identifies through its top-down process the sustainable investment themes. In addition to this top-down thematic approach, the Adviser then uses a bottom-up analysis of individual bond issues that focuses on the use of proceeds, issuer fundamentals and valuation and on evaluating an issuer’s risks, including those related to environmental, social and governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual issuers with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors, the Fund will not invest in companies that derive significant revenue from involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons, or tobacco. The Fund also typically invests in ESG bond structures, including “Use of Proceeds” bonds, which are instruments the proceeds of which are specifically earmarked for environmental, social or sustainability projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other than the US dollar. Foreign investments may include securities issued by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

(continued on next page)

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The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure.

The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value, or (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.57%

1 Year	1.16%	-3.17%

Since Inception[2]	-4.13%	-5.51%

ADVISOR CLASS SHARES[3]			5.02%

1 Year	1.42%	1.42%

Since Inception[2]	-3.89%	-3.89%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.92% and 0.67% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2025. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.13%

Since Inception[1]	-4.80%

ADVISOR CLASS SHARES[2]

1 Year	4.89%

Since Inception[1]	-3.13%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.50	$4.39	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Advisor Class
Actual	$1,000	$1,076.90	$3.10	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $243.9

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO SUMMARY (continued)

April 30, 2024 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Australia, Belgium, Denmark, Finland, India, Japan, Mexico, Norway, Peru, South Korea, Supranational and Sweden.

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PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 95.2%
Industrial – 53.2%
Basic – 1.6%
Arkema SA Series E 0.125%, 10/14/2026(a)	EUR	200	$196,063
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	309,285
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	809,975
6.125%, 02/26/2034(a)		385	378,594
Sealed Air Corp. 1.57%, 10/15/2026(a)		1,485	1,335,039
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(a)		536	538,680
Suzano Austria GmbH 6.00%, 01/15/2029		425	420,622

			3,988,258

Capital Goods – 5.9%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,466,574
5.10%, 04/20/2029		284	277,895
Eaton Corp. 4.15%, 03/15/2033		1,472	1,353,223
4.70%, 08/23/2052		380	335,338
John Deere Capital Corp. 4.70%, 06/10/2030		420	409,055
4.75%, 01/20/2028		933	920,649
4.85%, 10/11/2029		263	258,926
4.95%, 03/06/2026		841	836,083
4.95%, 07/14/2028		428	424,553
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,171,558
4.45%, 11/21/2044		325	271,399
6.25%, 05/15/2038		490	509,770
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		104	104,555
Republic Services, Inc. 0.875%, 11/15/2025		614	571,857
1.75%, 02/15/2032		1,275	981,091
5.00%, 12/15/2033		417	401,791
Trane Technologies Financing Ltd. 3.50%, 03/21/2026		405	389,290
5.25%, 03/03/2033		154	151,526
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	491,874

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 1.50%, 03/15/2031	U.S.$	470	$369,116
2.95%, 06/01/2041		710	504,829
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,527,205
2.25%, 01/30/2031		886	726,852

			14,455,009

Communications - Media – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40%, 04/01/2033		390	333,057
6.15%, 11/10/2026		12	12,029
6.38%, 10/23/2035		1,226	1,157,550
6.83%, 10/23/2055		630	574,556
Comcast Corp. 4.65%, 02/15/2033		590	558,332
TCI Communications, Inc. 7.875%, 02/15/2026		845	879,076
Thomson Reuters Corp. 5.50%, 08/15/2035		570	560,459

			4,075,059

Communications - Telecommunications – 4.1%
AT&T, Inc. 2.25%, 02/01/2032		10	7,895
2.55%, 12/01/2033		133	102,688
4.50%, 05/15/2035		710	637,294
5.40%, 02/15/2034		1,094	1,070,066
British Telecommunications PLC 9.625%, 12/15/2030(b)		760	908,618
Corning, Inc. 4.70%, 03/15/2037		62	55,418
5.45%, 11/15/2079		280	247,516
Sprint Capital Corp. 8.75%, 03/15/2032		1,070	1,263,413
T-Mobile USA, Inc. 2.70%, 03/15/2032		1,765	1,439,991
3.60%, 11/15/2060		445	291,604
3.875%, 04/15/2030		172	157,401
5.15%, 04/15/2034		497	478,437
TELUS Corp. 3.40%, 05/13/2032		1,194	1,015,624
Verizon Communications, Inc. 2.355%, 03/15/2032		416	331,674
2.55%, 03/21/2031		329	273,076
3.875%, 02/08/2029		835	781,886
4.50%, 08/10/2033		439	405,329

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vodafone Group PLC 4.875%, 06/19/2049	U.S.$	617	$522,362

			9,990,292

Consumer Cyclical - Automotive – 4.2%
Aptiv PLC 4.40%, 10/01/2046		180	135,283
5.40%, 03/15/2049		215	187,217
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032		605	510,985
4.15%, 05/01/2052		395	284,511
Ford Motor Co. 3.25%, 02/12/2032		1,456	1,173,535
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		595	552,343
3.375%, 11/13/2025		572	549,258
6.05%, 03/05/2031		960	942,918
General Motors Co. 5.60%, 10/15/2032		1,353	1,329,074
5.95%, 04/01/2049		395	371,364
General Motors Financial Co., Inc. 2.35%, 01/08/2031		145	116,499
2.70%, 06/10/2031		836	677,555
3.60%, 06/21/2030		71	62,500
3.85%, 01/05/2028		435	408,092
5.80%, 06/23/2028		311	311,435
6.05%, 10/10/2025		360	360,898
Lear Corp. 2.60%, 01/15/2032		1,827	1,458,032
4.25%, 05/15/2029		415	389,382
5.25%, 05/15/2049		345	301,359

			10,122,240

Consumer Cyclical - Other – 1.1%
PulteGroup, Inc. 6.00%, 02/15/2035		410	412,228
6.375%, 05/15/2033		965	993,953
7.875%, 06/15/2032		1,003	1,131,497

			2,537,678

Consumer Cyclical - Retailers – 1.0%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,225,955
Lowe’s Cos., Inc. 5.50%, 10/15/2035		660	655,825
5.80%, 09/15/2062		645	618,226

			2,500,006

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 13.8%
Abbott Laboratories 4.75%, 11/30/2036	U.S.$	1,065	$1,008,351
AbbVie, Inc. 3.60%, 05/14/2025		474	464,894
4.80%, 03/15/2027		1,200	1,185,906
4.875%, 11/14/2048		1,275	1,150,569
Amgen, Inc. 6.375%, 06/01/2037		867	905,754
Astrazeneca Finance LLC 4.80%, 02/26/2027		963	951,535
AstraZeneca PLC 6.45%, 09/15/2037		445	483,792
Baxalta, Inc. 4.00%, 06/23/2025		942	924,166
Becton Dickinson & Co. 2.82%, 05/20/2030		1,130	972,776
Biogen, Inc. 2.25%, 05/01/2030		1,485	1,226,152
3.15%, 05/01/2050		150	94,131
Bristol-Myers Squibb Co. 3.70%, 03/15/2052		510	366,304
3.90%, 03/15/2062		495	351,340
4.25%, 10/26/2049		725	580,826
6.40%, 11/15/2063		1,078	1,149,557
Cardinal Health, Inc. 5.125%, 02/15/2029		717	705,479
Cigna Group (The) 2.375%, 03/15/2031		410	335,022
4.80%, 08/15/2038		600	537,352
Conagra Brands, Inc. 5.30%, 11/01/2038		545	498,243
CVS Health Corp. 4.78%, 03/25/2038		900	792,036
4.875%, 07/20/2035		1,305	1,199,015
6.00%, 06/01/2063		936	894,474
Danaher Corp. 2.60%, 10/01/2050		225	133,502
DH Europe Finance II SARL 3.40%, 11/15/2049		450	316,455
Eli Lilly & Co. 4.50%, 02/09/2029		1,212	1,182,874
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)		945	742,528
General Mills, Inc. 2.25%, 10/14/2031		1,964	1,580,464
4.70%, 01/30/2027		217	212,941

18 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 4.50%, 02/01/2045	U.S.$	320	$269,042
4.75%, 03/01/2046		375	325,071
4.80%, 04/01/2044		410	360,289
5.25%, 10/15/2033		1,097	1,081,162
HCA, Inc. 3.50%, 07/15/2051		425	276,118
5.45%, 04/01/2031		164	160,722
5.50%, 06/15/2047		735	659,477
IQVIA, Inc. 6.25%, 02/01/2029		327	332,350
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	140,327
Kenvue, Inc. 5.20%, 03/22/2063		288	266,083
Kraft Heinz Foods Co. 6.875%, 01/26/2039		622	677,545
Medtronic, Inc. 4.375%, 03/15/2035		365	335,474
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,569,070
2.90%, 12/10/2061		225	130,982
Pfizer Investment Enterprises Pte Ltd. 5.11%, 05/19/2043		423	395,848
Pfizer, Inc. 4.125%, 12/15/2046		775	625,901
7.20%, 03/15/2039		285	328,865
Roche Holdings, Inc. 2.13%, 03/10/2025(a)		1,970	1,915,981
Stryker Corp. 1.15%, 06/15/2025		1,008	958,518
Sutter Health 5.16%, 08/15/2033		182	177,763
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	221,374
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	881,893
4.98%, 08/10/2030		370	363,336
Wyeth LLC 5.95%, 04/01/2037		265	273,268

			33,672,897

Services – 3.2%
Global Payments, Inc.
3.20%, 08/15/2029		1,970	1,737,339
5.95%, 08/15/2052		405	387,023

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mastercard, Inc. 1.90%, 03/15/2031	U.S.$	1,503	$1,226,756
3.85%, 03/26/2050		2,565	1,985,741
PayPal Holdings, Inc. 5.25%, 06/01/2062		600	541,325
S&P Global, Inc. 2.30%, 08/15/2060		590	297,744
2.90%, 03/01/2032		863	730,737
3.90%, 03/01/2062		235	170,628
4.25%, 05/01/2029		58	55,484
5.25%, 09/15/2033(a)		477	472,746
Verisk Analytics, Inc. 5.75%, 04/01/2033		264	266,028

			7,871,551

Technology – 14.8%
Analog Devices, Inc. 2.95%, 10/01/2051		1,091	692,240
5.05%, 04/01/2034		958	940,168
Apple, Inc. 4.10%, 08/08/2062		998	783,444
Autodesk, Inc. 2.40%, 12/15/2031		2,712	2,189,736
Broadcom, Inc. 2.45%, 02/15/2031(a)		643	528,504
3.19%, 11/15/2036(a)		694	532,318
3.42%, 04/15/2033(a)		641	538,365
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,195,449
2.90%, 12/01/2029		569	495,290
CDW LLC/CDW Finance Corp. 3.28%, 12/01/2028		986	881,955
4.125%, 05/01/2025		1,545	1,517,524
Cisco Systems, Inc. 5.05%, 02/26/2034		658	644,318
5.35%, 02/26/2064		895	853,691
5.50%, 01/15/2040		1,075	1,070,196
5.90%, 02/15/2039		50	51,984
Dell International LLC/EMC Corp. 8.10%, 07/15/2036		579	674,792
Entegris, Inc. 4.75%, 04/15/2029(a)		390	368,456
Fiserv, Inc. 5.35%, 03/15/2031		572	563,927
5.625%, 08/21/2033		539	535,005
HP, Inc. 2.65%, 06/17/2031		650	535,574

20 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 3.43%, 02/09/2052	U.S.$	575	$385,789
4.00%, 06/20/2042		865	689,042
4.90%, 07/27/2052		735	641,804
Intuit, Inc. 5.50%, 09/15/2053		880	859,523
Jabil, Inc. 4.25%, 05/15/2027		1,429	1,369,515
5.45%, 02/01/2029		356	350,784
KLA Corp. 4.70%, 02/01/2034		485	461,304
5.00%, 03/15/2049		900	817,862
Lam Research Corp. 2.875%, 06/15/2050		1,220	776,300
3.125%, 06/15/2060		480	295,075
Micron Technology, Inc. 2.70%, 04/15/2032		2,298	1,859,643
5.375%, 04/15/2028		565	561,854
5.875%, 02/09/2033		144	144,483
6.75%, 11/01/2029		189	198,695
Microsoft Corp. 2.675%, 06/01/2060		500	292,962
3.04%, 03/17/2062		1,166	744,087
4.50%, 02/06/2057		738	656,594
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.25%, 05/11/2041		705	497,526
5.00%, 01/15/2033		365	346,907
Oracle Corp. 4.125%, 05/15/2045		673	512,762
4.65%, 05/06/2030		538	515,808
6.90%, 11/09/2052		489	529,990
QUALCOMM, Inc. 4.65%, 05/20/2035		1,465	1,394,024
Salesforce, Inc. 2.90%, 07/15/2051		642	403,574
SK Hynix, Inc. 6.375%, 01/17/2028(a)		485	491,450
Skyworks Solutions, Inc. 3.00%, 06/01/2031		2,426	2,001,877
Texas Instruments, Inc. 4.10%, 08/16/2052		272	218,145
5.05%, 05/18/2063		739	669,417
VMware LLC 4.70%, 05/15/2030		545	517,074
Western Digital Corp. 2.85%, 02/01/2029		956	807,994
3.10%, 02/01/2032		500	390,103

			35,994,903

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 1.3%
Canadian Pacific Railway Co. 5.95%, 05/15/2037	U.S.$	1,644	$1,655,431
CSX Corp. 6.00%, 10/01/2036		875	908,321
6.15%, 05/01/2037		599	630,572

			3,194,324

Transportation - Services – 0.5%
Ashtead Capital, Inc. 5.95%, 10/15/2033(a)		436	429,431
Ryder System, Inc. 5.375%, 03/15/2029		844	837,090

			1,266,521

			129,668,738

Financial Institutions – 33.5%
Banking – 23.9%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		1,800	1,553,447
4.80%, 04/18/2026(a)		600	585,714
AIB Group PLC 5.87%, 03/28/2035(a)		851	824,831
Ally Financial, Inc. 6.85%, 01/03/2030		602	608,063
6.99%, 06/13/2029		503	513,668
American Express Co. 5.645%, 04/23/2027		851	851,500
Banco Bilbao Vizcaya Argentaria SA 7.88%, 11/15/2034		600	644,342
Banco Santander SA 2.75%, 12/03/2030		1,000	812,567
4.175%, 03/24/2028		400	381,244
4.25%, 04/11/2027		400	383,821
5.18%, 11/19/2025		200	197,355
5.29%, 08/18/2027		400	393,732
6.53%, 11/07/2027		400	406,712
9.625%, 05/21/2033(c)		200	213,508
Bank of America Corp. 2.69%, 04/22/2032		576	474,912
2.97%, 02/04/2033		1,408	1,160,757
3.705%, 04/24/2028		530	501,773
3.85%, 03/08/2037		1,660	1,429,223
4.38%, 04/27/2028		375	362,405
Series U 8.74% (CME Term SOFR 3 Month + 3.40%), 05/31/2024(c)(d)		394	394,982

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of Ireland Group PLC 5.60%, 03/20/2030(a)	U.S.$	268	$262,540
6.25%, 09/16/2026(a)		1,009	1,011,334
Barclays PLC 5.09%, 06/20/2030		535	505,524
6.22%, 05/09/2034		297	298,463
7.12%, 06/27/2034		544	562,216
BNP Paribas SA 2.16%, 09/15/2029(a)		590	506,406
2.87%, 04/19/2032(a)		200	165,162
4.625%, 02/25/2031(a)(c)		412	329,162
7.375%, 08/19/2025(a)(c)		690	689,369
BPCE SA 6.51%, 01/18/2035(a)		256	254,069
CaixaBank SA 6.04%, 06/15/2035(a)		977	955,438
6.84%, 09/13/2034(a)		388	401,132
Capital One Financial Corp. 2.36%, 07/29/2032		726	549,819
5.47%, 02/01/2029		116	113,884
6.05%, 02/01/2035		474	466,188
6.31%, 06/08/2029		365	368,252
7.62%, 10/30/2031		348	374,476
Citigroup, Inc. 2.56%, 05/01/2032		1,456	1,186,722
5.83%, 02/13/2035		1,206	1,162,957
Citizens Financial Group, Inc. 6.645%, 04/25/2035		607	609,307
Cooperatieve Rabobank UA 4.375%, 06/29/2027(a)(c)	EUR	200	202,739
Credit Agricole SA 1.25%, 01/26/2027(a)	U.S.$	1,285	1,188,780
6.32%, 10/03/2029(a)		325	331,293
Series E 0.125%, 12/09/2027	EUR	200	187,825
Danske Bank A/S 5.43%, 03/01/2028(a)	U.S.$	482	477,518
7.00%, 06/26/2025(a)(c)		338	334,620
Deutsche Bank AG/New York NY 2.31%, 11/16/2027		877	797,786
3.74%, 01/07/2033		920	740,676
6.72%, 01/18/2029		249	253,965
7.08%, 02/10/2034		391	389,782
7.15%, 07/13/2027		203	207,083
Discover Financial Services 7.96%, 11/02/2034		214	235,397

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DNB Bank ASA 4.875%, 11/12/2024(a)(c)	U.S.$	339	$333,973
Goldman Sachs Group, Inc. (The) 1.95%, 10/21/2027		805	734,695
5.73%, 04/25/2030		408	408,843
Series P 8.44% (SOFR + 3.14%), 05/31/2024(c)(d)		441	440,554
HSBC Holdings PLC 2.10%, 06/04/2026		563	539,656
3.97%, 05/22/2030		550	504,141
4.755%, 06/09/2028		513	497,778
5.89%, 08/14/2027		1,080	1,080,703
6.16%, 03/09/2029		200	202,307
7.40%, 11/13/2034		376	400,464
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	426,247
7.78%, 06/20/2054(a)		713	731,859
Series XR 4.00%, 09/23/2029(a)		1,170	1,060,449
JPMorgan Chase & Co. 1.58%, 04/22/2027		647	597,035
1.95%, 02/04/2032		449	356,588
2.96%, 01/25/2033		1,953	1,624,756
5.04%, 01/23/2028		959	945,255
5.77%, 04/22/2035		1,222	1,224,302
Series Q 8.82% (SOFR + 3.51%), 05/01/2024(c)(d)		216	216,000
Series R 8.87% (SOFR + 3.56%), 05/01/2024(c)(d)		192	192,000
KBC Group NV 5.80%, 01/19/2029(a)		229	227,432
KeyCorp 6.40%, 03/06/2035		724	711,526
Lloyds Banking Group PLC 4.72%, 08/11/2026		380	374,123
7.50%, 09/27/2025(c)		288	285,490
7.95%, 11/15/2033		533	586,027
M&T Bank Corp. 6.08%, 03/13/2032		734	715,774
Morgan Stanley 5.42%, 07/21/2034		483	468,777
5.65%, 04/13/2028		1,206	1,207,703
5.94%, 02/07/2039		729	702,600
6.63%, 11/01/2034		431	455,377
Series G 1.51%, 07/20/2027		656	598,920
2.24%, 07/21/2032		872	692,981

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 2.97%, 02/16/2028(a)	U.S.$	1,065	$984,595
NatWest Group PLC 6.475%, 06/01/2034		225	226,054
Nordea Bank Abp 6.625%, 03/26/2026(a)(c)		343	335,795
Santander Holdings USA, Inc. 6.17%, 01/09/2030		380	378,761
6.50%, 03/09/2029		305	307,601
6.565%, 06/12/2029		192	194,783
7.66%, 11/09/2031		705	753,463
Santander UK Group Holdings PLC 2.47%, 01/11/2028		514	467,919
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	345,538
Societe Generale SA 2.80%, 01/19/2028(a)		960	879,302
2.89%, 06/09/2032(a)		1,480	1,191,976
Standard Chartered PLC 2.61%, 01/12/2028(a)		920	843,142
6.19%, 07/06/2027(a)		390	391,518
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(c)		1,000	832,642
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(c)		400	396,527
UBS Group AG 9.25%, 11/13/2028(a)(c)		219	233,833
9.25%, 11/13/2033(a)(c)		202	222,200
UniCredit SpA 1.98%, 06/03/2027(a)		621	571,862
Westpac Banking Corp. Series G 4.32%, 11/23/2031		554	531,107

			58,447,393

Insurance – 3.3%
Allianz SE 3.20%, 10/30/2027(a)(c)		1,400	1,125,493
Assicurazioni Generali SpA Series E 2.12%, 10/01/2030(a)	EUR	545	510,226
2.43%, 07/14/2031(a)		470	438,898
Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	1,041,068
2.625%, 08/01/2031		708	567,483

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 2.15%, 02/03/2032	U.S.$	635	$493,601
5.375%, 04/15/2031		173	168,757
5.75%, 03/01/2028		177	177,972
5.95%, 03/15/2034		816	817,026
Met Tower Global Funding 5.25%, 04/12/2029(a)		980	968,119
Swiss RE Subordinated Finance PLC 5.70%, 04/05/2035(a)		600	579,921
UnitedHealth Group, Inc. 4.90%, 04/15/2031		965	939,040
Zurich Finance Ireland Designated Activity Co. Series E 3.00%, 04/19/2051(a)		200	162,023

			7,989,627

Other Finance – 0.1%
GPS Blue Financing DAC 5.645%, 11/09/2041(a)		200	190,260

REITs – 6.2%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	293,435
2.95%, 03/15/2034		1,158	913,705
3.80%, 04/15/2026		985	950,949
American Tower Corp. 3.70%, 10/15/2049		510	354,224
3.80%, 08/15/2029		285	260,648
5.25%, 07/15/2028		270	266,348
5.45%, 02/15/2034		528	513,007
5.55%, 07/15/2033		361	353,230
5.80%, 11/15/2028		424	427,000
Boston Properties LP 2.45%, 10/01/2033		300	217,508
4.50%, 12/01/2028		1,400	1,305,576
6.75%, 12/01/2027		183	186,974
Crown Castle, Inc. 2.90%, 03/15/2027		1,029	953,900
3.10%, 11/15/2029		587	512,560
4.30%, 02/15/2029		955	898,025
5.60%, 06/01/2029		186	184,865
5.80%, 03/01/2034		197	195,256
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	670,508
Equinix, Inc. 1.55%, 03/15/2028	U.S.$	2,391	2,051,472
2.15%, 07/15/2030		711	579,610
3.90%, 04/15/2032		762	672,960

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kilroy Realty LP 4.75%, 12/15/2028	U.S.$	242	$227,588
Newmark Group, Inc. 7.50%, 01/12/2029(a)		61	61,624
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	599,084
Prologis LP 3.00%, 04/15/2050		240	151,771
Simon Property Group LP 5.85%, 03/08/2053		384	372,461
Trust Fibra Uno 7.375%, 02/13/2034(a)		406	397,149
Ventas Realty LP 5.70%, 09/30/2043		290	266,049
Weyerhaeuser Co. 3.375%, 03/09/2033		390	328,563
7.375%, 03/15/2032		22	24,371

			15,190,420

			81,817,700

Utility – 8.5%
Electric – 7.9%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,477,385
3.80%, 06/01/2029		673	615,041
Commonwealth Edison Co. 3.00%, 03/01/2050		205	128,271
Series 133
3.85%, 03/15/2052		465	337,649
Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059		505	339,055
4.50%, 05/15/2058		855	680,559
Series 05-A
5.30%, 03/01/2035		1,020	993,062
Series A
4.125%, 05/15/2049		155	119,557
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	807,746
EDP Finance BV 1.71%, 01/24/2028(a)		2,720	2,375,029
Electricite de France SA 9.125%, 03/15/2033(a)(c)		206	224,222
Enel Finance International NV 2.25%, 07/12/2031(a)(b)		1,270	1,022,397
6.80%, 09/15/2037(a)		280	293,024
7.50%, 10/14/2032(a)		200	219,680
Engie Energia Chile SA 6.375%, 04/17/2034(a)		741	728,885

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Engie SA 3.25%, 11/28/2024(a)(c)	EUR	200	$211,242
5.875%, 04/10/2054(a)	U.S.$	489	466,173
Florida Power & Light Co. 5.30%, 04/01/2053		595	563,130
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(c)	EUR	1,100	1,003,814
National Grid PLC 5.81%, 06/12/2033	U.S.$	339	337,314
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028		1,381	1,200,566
4.80%, 12/01/2077		325	300,553
5.00%, 07/15/2032		540	519,538
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,611	1,308,379
5.29%, 01/17/2034(a)		75	71,715
Public Service Electric & Gas Co. 3.10%, 03/15/2032		1,219	1,036,416
3.80%, 03/01/2046		615	464,947
3.85%, 05/01/2049		460	347,680
5.45%, 03/01/2054		354	340,730
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	801,252

			19,335,011

Other Utility – 0.6%
American Water Capital Corp.
3.25%, 06/01/2051		735	493,878
3.45%, 05/01/2050		195	134,795
5.15%, 03/01/2034		721	699,402

			1,328,075

			20,663,086

Total Corporates - Investment Grade (cost $256,605,193)			232,149,524

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 0.8%
Basic – 0.7%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,667,394

Energy – 0.1%
ReNew Pvt. Ltd.
5.875%, 03/05/2027(a)		300	287,400

			1,954,794

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Banking – 0.2%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)	U.S.$	480	$452,328

Total Emerging Markets - Corporate Bonds (cost $2,797,387)			2,407,122

CORPORATES - NON-INVESTMENT GRADE – 0.5%
Industrial – 0.5%
Consumer Cyclical - Automotive – 0.3%
Dana, Inc. 4.25%, 09/01/2030		935	810,368

Consumer Non-Cyclical – 0.2%
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	459,764

Total Corporates - Non-Investment Grade (cost $1,418,307)			1,270,132

SUPRANATIONALS – 0.4%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027 (cost $940,497)		970	873,359

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Peru – 0.3%
Corp. Financiera de Desarrollo SA 5.95%, 04/30/2029(a) (cost $721,310)		730	723,944

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Chile – 0.2%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033(a) (cost $537,406)		535	533,246

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Metropolitan Transportation Authority Series 2020 5.175%, 11/15/2049 (cost $67,100)	U.S.$	65	$64,330

		Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(e)(f)(g) (cost $2,919,567)		2,919,567	2,919,567

		Principal Amount (000)
Time Deposits – 0.0%
Citibank, London 2.82%, 05/02/2024 (cost $47,909)	EUR	45	47,909

Total Short-Term Investments (cost $2,967,476)			2,967,476

Total Investments – 98.8% (cost $266,054,676)			240,989,133
Other assets less liabilities – 1.2%			2,934,024

Net Assets – 100.0%			$243,923,157

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	19	June 2024	$3,850,469	$(37,555)
U.S. Ultra Bond (CBT) Futures	145	June 2024	17,336,563	(1,069,594)
Sold Contracts
Euro-BOBL Futures	4	June 2024	497,016	5,891
Euro-Bund Futures	10	June 2024	1,388,214	32,977
Euro-Schatz Futures	4	June 2024	448,694	2,476
U.S. 10 Yr Ultra Futures	174	June 2024	19,178,063	627,844

				$(437,961)

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PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR 3,112	USD 3,408	06/12/2024	$80,904

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $47,425,732 or 19.44% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligation

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $263,135,109)	$238,069,566
Affiliated issuers (cost $2,919,567)	2,919,567
Cash	70
Cash collateral due from broker	609,593
Foreign currencies, at value (cost $117)	115
Unaffiliated interest receivable	2,705,340
Unrealized appreciation on forward currency exchange contracts	80,904
Receivable for capital stock sold	11,260
Receivable due from Adviser	6,764
Affiliated dividends receivable	3,671

Total assets	244,406,850

Liabilities
Payable for variation margin on futures	101,685
Advisory fee payable	89,761
Dividends payable	86,787
Custody and accounting fees payable	58,632
Payable for capital stock redeemed	36,355
Payable for investment securities purchased	36,232
Audit and tax fee payable	29,605
Administrative fee payable	23,002
Transfer Agent fee payable	2,958
Distribution fee payable	13
Accrued expenses	18,663

Total liabilities	483,693

Net Assets	$243,923,157

Composition of Net Assets
Capital stock, at par	$30,181
Additional paid-in capital	287,227,048
Accumulated loss	(43,334,072)

$243,923,157

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$61,796	7,645	$8.08	*

Advisor	$243,861,361	30,173,428	$8.08

*	The maximum offering price per share for Class A shares was $8.44, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$5,191,182
Dividends
Affiliated issuers	76,317	$5,267,499

Expenses
Advisory fee (see Note B)	528,334
Transfer agency—Class A	2
Transfer agency—Advisor Class	10,748
Distribution fee—Class A	79
Custody and accounting	58,342
Administrative	56,100
Audit and tax	31,822
Legal	18,346
Registration fees	17,617
Printing	11,969
Directors’ fees	9,632
Miscellaneous	9,128

Total expenses	752,119
Less: expenses waived and reimbursed by the Adviser (see Note B)	(47,485)

Net expenses		704,634

Net investment income		4,562,865

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(2,539,646)
Forward currency exchange contracts		(64,236)
Futures		(120,911)
Foreign currency transactions		(31,186)
Net change in unrealized appreciation (depreciation) on:
Investments		13,779,861
Forward currency exchange contracts		69,733
Futures		626,941
Foreign currency denominated assets and liabilities		(1,925)

Net gain on investment and foreign currency transactions		11,718,631

Net Increase in Net Assets from Operations		$16,281,496

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,562,865	$7,040,845
Net realized loss on investment and foreign currency transactions	(2,755,979)	(8,380,090)
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,474,610	4,568,996

Net increase in net assets from operations	16,281,496	3,229,751
Distributions to Shareholders
Class A	(1,164)	(2,194)
Advisor Class	(4,609,147)	(7,739,111)
Capital Stock Transactions
Net increase	18,911,655	40,708,290

Total increase	30,582,840	36,196,736
Net Assets
Beginning of period	213,340,317	177,143,581

End of period	$243,923,157	$213,340,317

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of April 30, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$232,149,524		$	– 0	–	$232,149,524
Emerging Markets – Corporate Bonds		– 0	–	2,407,122			– 0	–	2,407,122
Corporates – Non-Investment Grade		– 0	–	1,270,132			– 0	–	1,270,132
Supranationals		– 0	–	873,359			– 0	–	873,359
Quasi-Sovereigns		– 0	–	723,944			– 0	–	723,944
Governments – Sovereign Bonds		– 0	–	533,246			– 0	–	533,246
Local Governments – US Municipal Bonds		– 0	–	64,330			– 0	–	64,330
Short-Term Investments:
Investment Companies		2,919,567		– 0	–		– 0	–	2,919,567
Time Deposits		47,909		– 0	–		– 0	–	47,909

Total Investments in Securities		2,967,476		238,021,657			– 0	–	240,989,133

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$669,188		$	– 0	–	$	– 0	–	$669,188	†
Forward Currency Exchange Contracts	– 0	–		80,904			– 0	–	80,904
Liabilities
Futures	(1,107,149)			– 0	–		– 0	–	(1,107,149	)†

Total	$2,529,515			$238,102,561		$	– 0	–	$240,632,076

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

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NOTES TO FINANCIAL STATEMENTS (continued)

investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchases.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended April 30, 2024, such reimbursements/waivers amounted to $45,465. The Expense Caps may not be terminated by the Adviser before January 31, 2025. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $222,462 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $56,100.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $2,020.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,525	$42,352	$41,957	$2,920	$76

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$74,203,764		$56,405,431
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,526,485
Gross unrealized depreciation	(26,949,085)

Net unrealized depreciation	$(25,422,600)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$669,188	*	Payable for variation margin on futures	$1,107,149

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	80,904

Total		$750,092			$1,107,149

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(120,911)	$626,941

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(64,236)	69,733

Total		$(185,147)	$696,674

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$3,342,717
Futures:
Average notional amount of buy contracts	$21,508,375
Average notional amount of sale contracts	$21,927,299

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives

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NOTES TO FINANCIAL STATEMENTS (continued)

and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$80,904	$	– 0	–	$	– 0	–	$	– 0	–	$80,904

Total	$80,904	$	– 0	–	$	– 0	–	$	– 0	–	$80,904	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023		Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares issued in reinvestment of dividends	122	236		$1,014	$1,906

Shares redeemed	(218)	– 0	–	(1,800)	– 0	–

Net increase (decrease)	(96)	236		$(786)	$1,906

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Advisor Class
Shares sold	4,331,175	7,280,014	$35,611,396	$59,027,563

Shares issued in reinvestment of dividends	477,295	796,862	3,940,477	6,445,652

Shares redeemed	(2,529,773)	(3,072,884)	(20,639,432)	(24,766,831)

Net increase	2,278,697	5,003,992	$18,912,441	$40,706,384

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$7,741,305		$5,154,448
Long-term capital gains	– 0	–	79,497

Total taxable distributions paid	$7,741,305		$5,233,945

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,730,716	)(a)
Unrealized appreciation (depreciation)	(39,125,603	)(b)

Total accumulated earnings (deficit)	$(54,856,319	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $15,730,716.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of callable bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $4,945,258 and a net long-term capital loss carryforward of $10,785,458, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2023	2022

Net asset value, beginning of period	$ 7.65	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.15	.26	.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.06)	(2.32)	.13

Net increase (decrease) in net asset value from operations	.58	.20	(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.29)	(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.15)	(.29)	(.24)	(.08)

Net asset value, end of period	$ 8.08	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	7.55%	2.42%	(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$62	$59	$58	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.85%	.85	%(e)

Expenses, before waivers/reimbursements	.89	%(e)	.92%	.97%	1.14	%(e)

Net investment income(c)	3.64	%(e)	3.20%	2.04%	1.47	%(e)

Portfolio turnover rate	24%	30%	25%	31%

See footnote summary on page 54.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,	May 10, 2021(a) to October 31, 2021
2023	2022

Net asset value, beginning of period	$ 7.65	$ 7.74	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.16	.28	.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.06)	(2.33)	.13

Net increase (decrease) in net asset value from operations	.59	.22	(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.31)	(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.16)	(.31)	(.26)	(.09)

Net asset value, end of period	$ 8.08	$ 7.65	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	7.69%	2.67%	(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$243,861	$213,281	$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.60%	.60	%(e)

Expenses, before waivers/reimbursements	.64	%(e)	.67%	.72%	.93	%(e)

Net investment income(c)	3.89	%(e)	3.46%	2.31%	1.69	%(e)

Portfolio turnover rate	24%	30%	25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Gershon M. Distenfeld(2), Vice President Timothy Kurpis(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Messrs. Distenfeld and Kurpis and Ms. Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and may from time to time propose changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2021 and calendar year 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information for this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors received detailed performance information for the Fund at each regular Board meeting since the Fund’s inception.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s ratio was above a median. After reviewing and

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 61

discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

62 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 63

NOTES

64 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0152-0424

APR 04.30.24

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 27, 2024

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the semi-annual reporting period ended April 30, 2024.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	8.63%	3.07%

Class C Shares	8.23%	2.30%

Advisor Class Shares[1]	8.66%	3.34%

Bloomberg Municipal Bond Index	7.06%	2.08%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2024.

For the six-month period, all share classes outperformed the benchmark, before sales charges. Security selection within the special tax and multi-family housing sectors contributed, relative to the benchmark, while selection within senior living and industrial development detracted. In addition, the Fund was overweight to the long end of the yield-curve, which contributed to performance. Lastly, an overweight to lower-rated (noninvestment-grade) bonds, which is fully composed of investment-grade bonds contributed for the period.

For the 12-month period, all share classes outperformed the benchmark. Security selection within the multi-family housing and special tax sectors contributed, while selection within electric utility and industrial development detracted. In addition, the Fund was overweight to the long end of the yield-curve, which contributed to performance. Lastly, an overweight to lower-rated (noninvestment-grade) bonds, which is fully composed of investment-grade bonds contributed for the period.

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The Fund used derivatives in the form of interest rate swaps for hedging purposes, which had no material impact on absolute performance for the six-month period and added for the 12-month period. Credit default swaps were used for hedging and investment purposes, which had no material impact over both periods. Municipal market data rate locks were used for investment purposes, which added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

For the six-month period ended April 30, 2024, the yield on a 10-Year 5% coupon AAA municipal bond fell to 2.81% from 3.61% and the yield on the 10-Year US Treasury fell to 4.69% from 4.92%. After-tax spreads tightened materially across the curve indicating municipals became expensive relative to Treasuries. Performance was particularly strong for the first two months of this period however worries about a reacceleration of inflation during the subsequent 4 months of the reporting period dampened the overall return.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income, and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 6.47% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets, including any borrowing for investment purposes, in income-

(continued on next page)

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 3

producing securities. The Fund also normally invests at least 65% of its total assets in investment grade debt securities of various types. Under normal circumstances, the Fund will typically maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund also invests in securities of U.S. and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to U.S. Government securities. The Fund may invest up to 35% of its net assets in below investment grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			3.38%	5.20%

1 Year	3.07%	0.02%

5 Years	1.86%	1.24%

10 Years	2.55%	2.24%

CLASS C SHARES			2.73%	4.20%

1 Year	2.30%	1.31%

5 Years	1.10%	1.10%

10 Years[3]	1.79%	1.79%

ADVISOR CLASS SHARES[4]			3.73%	5.74%

1 Year	3.34%	3.34%

5 Years	2.12%	2.12%

10 Years	2.80%	2.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2025, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.87%

5 Years	1.65%

10 Years	2.49%

CLASS C SHARES

1 Year	3.20%

5 Years	1.52%

10 Years[1]	2.04%

ADVISOR CLASS SHARES[2]

1 Year	5.25%

5 Years	2.54%

10 Years	3.06%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.30	$5.45	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class C
Actual	$1,000	$1,082.30	$9.32	1.80%
Hypothetical**	$1,000	$1,015.91	$9.02	1.80%
Advisor Class
Actual	$1,000	$1,086.60	$4.15	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $582.5

1

The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the

(footnotes continued on next page)

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PORTFOLIO SUMMARY (continued)

April 30, 2024 (unaudited)

Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.1% in 33 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 105.0%
Long-Term Municipal Bonds – 101.5%
Alabama – 6.4%
Black Belt Energy Gas District (Apollo Global Management, Inc.) Series 2024-A 5.25%, 05/01/2055	$2,000	$2,141,047
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.25%, 01/01/2054	2,000	2,115,355
Series 2023-D 5.408% (SOFR + 1.85%), 06/01/2049(a)(b)	10,000	10,121,744
Series 2022-F 5.50%, 11/01/2053	2,000	2,106,376
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	1,000	980,245
County of Jefferson AL Sewer Revenue Series 2024 5.50%, 10/01/2053	1,000	1,068,693
Southeast Alabama Gas Supply District (The) (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 08/01/2054	2,000	2,111,891
Southeast Alabama Gas Supply District (The) (Pre-refunded – US Govt Agencies) Series 2018-A 4.00%, 06/01/2049	2,000	1,999,439
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.50%, 01/01/2053	1,000	1,058,711
5.978% (SOFR + 2.42%), 01/01/2053(b)	2,000	2,082,665
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	10,000	10,514,285
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	1,000	1,049,784

		37,350,235

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alaska – 1.1%
Alaska Housing Finance Corp. (Pre-refunded – Others) Series 2023 4.39%, 07/01/2026(c)	$2,000	$2,005,265
Municipality of Anchorage AK Solid Waste Services Revenue Series 2022-A 5.25%, 11/01/2062	4,000	4,183,097

		6,188,362

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(c)	135	145,237

Arizona – 1.9%
Arizona Industrial Development Authority (Heritage Academy Laveen & Gateway Obligated Group) Series 2021 5.00%, 07/01/2051(c)	1,000	863,073
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2061	1,000	784,078
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(d)(e)(f)	1,000	60,000
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(c)	100	78,483
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,042,265
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	1,000	846,620
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	730,766

16 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix Arizona (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	$100	$93,111
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 6.75%, 11/15/2042(c)	250	267,890
7.00%, 11/15/2057(c)	250	264,962
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	600	513,465
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2042(g)	1,000	1,052,969
Maricopa County Unified School District No. 97-Deer Valley/AZ Series 2022 5.00%, 07/01/2024	1,075	1,076,730
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	2,000	2,103,017

		10,777,429

Arkansas – 0.3%
Arkansas Development Finance Authority (Hybar LLC) Series 2024 7.375%, 07/01/2048(c)	1,300	1,414,144
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	200	202,222

		1,616,366

California – 12.2%
Alameda Corridor Transportation Authority Series 2022-A 5.38%, 10/01/2049(h)	1,000	529,061
AGM Series 2024 Zero Coupon, 10/01/2053	1,000	233,077

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ARC70 II TRUST Series 2021 4.00%, 12/01/2059	$300	$254,422
Series 2023 4.84%, 04/01/2065(f)(i)	1,908	1,865,223
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	2,000	2,123,056
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	4,445	4,637,127
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2023 5.00%, 12/01/2053	1,000	1,047,242
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.00%, 07/01/2053(a)	10,000	10,481,792
5.188% (SOFR + 1.63%), 07/01/2053(b)	2,000	1,997,913
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	1,000	888,096
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	250	204,264
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	1,000	692,352
4.00%, 08/01/2046(c)	495	406,975
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	1,000	678,119

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	$2,500	$146,360
5.50%, 02/01/2040(c)	1,000	931,107
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2024 3.95%, 01/01/2050(c)	2,550	2,549,891
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021 Zero Coupon, 01/01/2061(c)	995	67,259
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	258,294
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	1,000	1,049,054
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	250	250,011
Series 2023 5.00%, 07/01/2035(c)	1,250	1,352,026
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 11/21/2045(c)	1,000	1,014,880
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(c)	1,000	933,592
California State Public Works Board (State of California Department of General Services Lease) Series 2024 5.00%, 04/01/2043	2,000	2,199,688

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.375%, 08/15/2057	$1,000	$1,068,072
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	2,500	2,503,852
City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	1,000	1,051,538
Series 2022 5.25%, 05/15/2047	2,000	2,128,601
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(c)	400	304,899
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	500	343,061
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	1,000	849,099
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	1,000	661,146
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	500	343,975
4.00%, 05/01/2057(c)	350	247,997
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	500	351,340
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	1,000	841,720

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	$200	$151,662
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	500	413,080
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	1,000	677,911
4.00%, 07/01/2058(c)	200	134,513
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(c)	200	143,118
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	800	530,078
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	1,000	686,121
4.00%, 12/01/2056(c)	400	290,544
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	1,000	754,174
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	1,000	671,391
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	1,000	677,364

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2021 3.85%, 06/01/2050	$895	$816,360
Series 2021-B Zero Coupon, 06/01/2066	5,000	505,640
Los Angeles Unified School District/CA Series 2019-A 5.00%, 07/01/2024	1,615	1,618,081
Series 2024-A 5.00%, 07/01/2031	3,000	3,405,667
Northern California Energy Authority (Pacific Mutual Holding Co.) Series 2024 5.00%, 12/01/2054	2,000	2,117,129
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 5.75%, 09/01/2052	1,000	1,001,632
San Diego Unified School District/CA Series 2023 4.00%, 07/01/2053	1,000	978,727
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2044	1,000	1,026,973
Series 2023-E 5.50%, 05/01/2040	1,315	1,460,754
State of California Series 2023 5.00%, 09/01/2043	5,000	5,520,110
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	200	32,387
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	1,000	208,410

		71,308,007

Colorado – 1.2%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	500	447,896

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Centerra Metropolitan District No. 1 Series 2022 6.50%, 12/01/2053	$500	$505,163
City & County of Denver Co. (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	613,985
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2062	1,000	935,086
Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061	1,000	725,871
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	64,977
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	212,492
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041	100	87,162
Colorado Health Facilities Authority (Pre-refunded – US Treasuries) Series 2015-B 5.00%, 09/01/2030	200	203,784
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(d)(e)(f)	250	184,952
E-470 Public Highway Authority Series 2021-B 3.914% (SOFR + 0.35%), 09/01/2039(b)	1,000	998,437
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	500	458,356

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	$564	$456,817
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(c)	250	253,983
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	500	523,387
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	380	394,187
AGM Series 2020 5.00%, 12/01/2050	100	102,968

		7,169,503

Connecticut – 1.1%
City of Danbury CT Series 2021-B 4.00%, 07/15/2024	1,020	1,019,772
City of New Haven CT Series 2018-A 5.50%, 08/01/2038	615	648,631
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	2,200	2,153,156
State of Connecticut Special Tax Revenue Series 2022-A 5.00%, 07/01/2024	2,585	2,589,789
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	100	105,495

		6,516,843

District of Columbia – 1.1%
District of Columbia Income Tax Revenue Series 2024-A 5.00%, 10/01/2037	3,500	4,038,789
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	2,500	257,660
Metropolitan Washington Airports Authority Aviation Revenue Series 2015-A 5.00%, 10/01/2034	2,000	2,005,403

		6,301,852

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 5.0%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	$1,000	$879,214
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	93,660
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(c)	2,000	124,570
5.00%, 07/01/2056(c)	1,090	995,854
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.375%, 06/01/2057	1,000	1,005,229
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	216,696
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2055	200	180,265
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	789,577
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	265	267,912
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	126,744
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2051(c)	1,000	954,443
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(c)	3,000	3,246,004
Escambia County Housing Finance Authority (4900 S. Rio Grande Avenue LP) Series 2023-A 6.88%, 11/01/2053(c)	100	107,258
Series 2023-B 6.45%, 05/01/2027(c)	275	280,976

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Assistance Unlimited, Inc.) Series 2022 6.00%, 08/15/2057(c)	$350	$337,273
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	695	743,631
Series 2024 5.00%, 07/01/2037(g)	500	520,103
AGM Series 2024 5.25%, 07/01/2047(g)	2,500	2,632,827
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc. Obligated Group) Series 2022 5.00%, 10/01/2042(c)	1,000	965,974
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	100	81,508
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	100	101,908
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2055	1,000	938,197
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 5.75%, 06/15/2047	1,000	1,016,528
Hillsborough County Aviation Authority Series 2018 5.00%, 10/01/2024	3,765	3,778,156
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	424,553
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.50%, 07/01/2061(c)	1,000	966,495

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	$100	$103,461
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042	250	218,332
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	931,077
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2022 4.25%, 06/01/2056	200	155,801
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	100	118,163
Palm Beach County School District (Palm Beach County School District COP) Series 2022-B 5.00%, 08/01/2024	1,050	1,052,444
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	1,000	998,563
School Board of Miami-Dade County (The) Series 2023 5.00%, 06/18/2024	3,000	3,003,124
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.55%, 05/01/2039	605	552,555
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2023 Phase I Special Asmnts) Series 2023 5.25%, 05/01/2054(c)	100	102,149

		29,011,224

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 4.3%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2025	$145	$146,045
5.00%, 07/01/2031	1,065	1,117,204
DeKalb County Housing Authority (HADC Avenues LLC) Series 2023 6.17%, 06/01/2053(c)	1,000	1,003,087
7.00%, 06/01/2041(c)	230	230,683
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	1,000	970,690
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	3,215	3,216,889
Series 2023-A 5.00%, 06/01/2053	3,000	3,115,695
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.264% (SOFR + 1.70%), 12/01/2053(b)	2,000	2,029,457
Series 2023-B 5.00%, 07/01/2053	1,000	1,049,773
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	2,000	2,000,265
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	104,173
5.00%, 01/01/2049	2,000	2,021,421
Series 2022 5.50%, 07/01/2063	1,500	1,555,516
AGM Series 2023 5.00%, 07/01/2064	1,000	1,033,858
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(c)	5,000	5,668,372

		25,263,128

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Guam – 0.5%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	$1,000	$779,270
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	500	506,764
Territory of Guam Series 2019 5.00%, 11/15/2031	175	178,050
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2046	200	190,175
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	1,046,720

		2,700,979

Idaho – 0.2%
Idaho Health Facilities Authority (North Canyon Medical Center, Inc.) Series 2023 7.125%, 11/01/2057	1,000	1,022,804

Illinois – 3.4%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	237,946
Series 2012-B 5.00%, 12/01/2033	1,000	996,197
Series 2019-A 5.00%, 12/01/2029	100	104,691
5.00%, 12/01/2030	100	103,768
Series 2019-B 5.00%, 12/01/2033	100	103,692
Series 2021-A 5.00%, 12/01/2033	1,000	1,046,181
Chicago O'Hare International Airport Series 2015-C 5.00%, 01/01/2034	335	336,513
County of Cook IL Series 2021-B 4.00%, 11/15/2025	1,000	1,006,923

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (DePaul College Prep) Series 2023 5.625%, 08/01/2053(c)	$1,000	$1,039,702
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	87,440
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.50%, 10/01/2047	1,000	1,004,369
Illinois Finance Authority (NorthShore – Edward-Elmhurst Health Obligated Group) Series 2020 5.00%, 08/15/2024	1,080	1,082,382
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	76	40,273
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	250	252,634
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2022 5.67%, 12/01/2025(c)	1,000	1,000,313
7.17%, 11/01/2038	100	102,012
Illinois State Toll Highway Authority Series 2009 6.184%, 01/01/2034	1,000	1,032,185
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	603,605
Series 2017 0.00%, 12/15/2042(h)	1,000	707,549
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	640	666,966
State of Illinois Series 2010 7.35%, 07/01/2035	214	225,991

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-D 5.00%, 11/01/2026	$930	$959,041
Series 2018-A 5.00%, 10/01/2027	1,000	1,043,560
Series 2022-A 5.50%, 03/01/2047	1,000	1,067,778
Series 2022-C 5.50%, 10/01/2045	1,000	1,077,174
Series 2023-D 5.00%, 07/01/2024	1,690	1,692,211
State of Illinois Sales Tax Revenue Series 2021 5.00%, 06/15/2025	1,000	1,013,967
Series 2024-A 5.00%, 06/15/2025	1,000	1,013,967

		19,649,030

Indiana – 1.7%
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(c)	150	117,058
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	1,000	1,005,767
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(f)	1,070	736,960
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2045(g)	1,000	1,061,080
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	100	100,730
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	1,000	835,464
Series 2023-2 4.00%, 11/15/2037	100	91,077
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	190,431

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	$165	$146,528
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	1,000	916,115
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(c)	1,000	800,144
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 5.75%, 03/01/2043	330	359,963
6.00%, 03/01/2053	250	270,761
Series 2023-F 7.75%, 03/01/2067	250	264,987
BAM Series 2023 5.25%, 03/01/2067	3,000	3,155,034

		10,052,099

Iowa – 0.9%
Iowa Finance Authority Series 2022-E 4.517% (SOFR + 0.80%), 01/01/2052(b)	5,000	4,965,733
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	100	92,026
4.00%, 12/01/2041	170	135,901
4.00%, 12/01/2046	115	86,867
4.00%, 12/01/2051	205	149,168

		5,429,695

Kansas – 0.2%
City of Colby KS (Citizens Medical Center, Inc.) Series 2024 5.50%, 07/01/2026	1,000	997,108
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(c)	100	103,162
6.50%, 11/15/2042(c)	300	304,354

		1,404,624

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.9%
City of Ashland KY (Royal Blue Health LLC Obligated Group) Series 2019 4.00%, 02/01/2034	$385	$376,969
City of Henderson KY (Pratt Paper KY LLC) Series 2022 3.70%, 01/01/2032(c)	295	284,844
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	179,590
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	1,000	991,858
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	160	153,559
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	52,114
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	425	431,268
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(c)	130	129,800
5.75%, 11/01/2040(c)	600	603,049
Series 2022-B 6.75%, 11/01/2040(c)	100	100,486
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	1,000	999,619
Series 2020-A 4.00%, 12/01/2050	600	595,244

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	$225	$229,914

		5,128,314

Louisiana – 2.5%
City of New Orleans LA Sewerage Service Revenue (Pre-refunded – US Treasuries) Series 2014 5.00%, 06/01/2044	2,000	2,001,426
City of New Orleans LA Water System Revenue (Pre-refunded – US Govt Agencies) Series 2014 5.00%, 12/01/2034	100	100,678
Louisiana Local Government Environmental Facilities & Community Development Auth (American BioCarbon CT LLC) Series 2024 4.00%, 12/01/2046	5,000	4,995,859
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034	1,000	981,758
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman's Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	694,291
Louisiana Public Facilities Authority (ElementUS Minerals LLC) Series 2023 5.00%, 10/01/2043(c)	2,000	2,009,394
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 6.125%, 06/01/2052(c)	1,025	1,041,659
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(d)(j)	250	3

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	$1,335	$1,337,169
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	217,106
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 4.224% (SOFR + 0.50%), 05/01/2043(b)	980	961,797

		14,341,140

Maine – 0.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	100	100,209

Maryland – 1.2%
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	526,879
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	1,000	1,089,175
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2052	1,000	1,025,779
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	500	508,320
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,500	1,623,588
State of Maryland Series 2017-B 5.00%, 08/01/2025	1,000	1,019,592

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Maryland Department of Transportation Series 2017 5.00%, 09/01/2025	$1,000	$1,021,087

		6,814,420

Massachusetts – 1.1%
Commonwealth of Massachusetts Series 2018-B 5.00%, 07/01/2024	2,000	2,003,738
Series 2024-A 5.00%, 01/01/2040	1,000	1,121,120
Commonwealth of Massachusetts Transportation Fund Revenue Series 2023-B 5.00%, 06/01/2051	2,000	2,136,315
Massachusetts Water Resources Authority (Pre-refunded – US Treasuries) Series 2014-D 5.00%, 08/01/2024	1,195	1,198,627

		6,459,800

Michigan – 1.8%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(h)	245	186,306
Series 2018 5.00%, 04/01/2038	75	76,218
Series 2021-A 5.00%, 04/01/2046	2,000	2,009,427
Series 2021-B 3.644%, 04/01/2034	200	164,167
Series 2023-A 5.25%, 05/01/2026	1,000	1,020,995
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.328% (CME Term SOFR 3 Month + 0.60%), 07/01/2032(b)	1,000	957,916
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.00%, 10/01/2024	1,010	1,008,234
Michigan Finance Authority (Corewell Health Obligated Group) Series 2016 5.00%, 11/01/2044	1,000	1,010,261

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	$1,000	$902,659
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2024	1,000	1,005,919
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) AGM Series 2018 4.125%, 06/30/2035	1,610	1,600,972
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	7,750	264,673

		10,207,747

Minnesota – 0.5%
City of Brooklyn Park MN (Brooklyn Park AH I LLLP) Series 2023 6.205%, 01/01/2042(c)(h)	1,000	1,018,796
City of Columbus MN (Adalyn Avenue LLLP) Series 2023 5.98%, 12/01/2041(c)	1,000	1,003,556
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.30%, 07/01/2028(c)	215	215,053
5.66%, 07/01/2041(c)	585	585,778
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036	100	86,576
4.00%, 07/01/2041	100	79,017
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051(c)	100	68,047
4.00%, 06/01/2056(c)	100	65,657

		3,122,480

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.3%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(f)	$500	$490,125
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(c)	1,000	903,186
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	253,067

		1,646,378

Missouri – 0.4%
County of Jackson MO Series 2014 5.00%, 12/01/2024	1,010	1,015,901
Kansas City Industrial Development Authority (Platte Purchase Project) Series 2019 5.00%, 07/01/2040(c)	170	148,685
Lee's Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	300	257,765
Missouri Highway & Transportation Commission Series 2019-B 5.00%, 11/01/2025	1,000	1,024,029
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 6.00%, 10/01/2049(c)	100	97,020

		2,543,400

Nebraska – 0.2%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	1,000	1,042,471

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 0.7%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	$2,000	$252,872
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	415	395,260
County of Clark NV Series 2017 5.00%, 07/01/2024	1,610	1,612,591
State of Nevada
Series 2015-D 5.00%, 04/01/2027	1,000	1,013,142
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(c)	770	790,438

		4,064,303

New Hampshire – 0.6%
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	1,953	1,883,971
Series 2022-2, Class A 4.00%, 10/20/2036	980	914,561
Series 2024-1, Class A 4.25%, 07/20/2041	659	641,355
Series 2024-2 0.55%, 07/01/2051	852	33,366

		3,473,253

New Jersey – 6.3%
City of Hoboken NJ Series 2024-A 4.00%, 03/12/2025	4,000	4,010,743
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	1,100	921,470
Gloucester County Improvement Authority (The) (Rowan University) BAM Series 2015-B 5.00%, 07/01/2024	1,220	1,221,844

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2023 5.398%, 03/01/2033	$1,000	$989,565
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	1,000	987,378
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2026	1,000	1,028,157
5.00%, 06/15/2034	1,000	1,146,847
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	210,302
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.)
Series 2020-A 5.00%, 07/01/2045	100	101,384
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	289,635
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	563,979
Series 2018-A 5.00%, 06/15/2024	1,085	1,086,099
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2024	3,000	3,002,734
Series 2018-A 5.00%, 12/15/2024	1,975	1,987,730
5.00%, 12/15/2035	340	360,678
Series 2019 5.00%, 12/15/2024	2,000	2,013,198
Series 2023-B 5.00%, 06/15/2040	1,250	1,366,785

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGM Series 2006-C Zero Coupon, 12/15/2033	$2,000	$1,403,969
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	574,033
Series 2024-A 4.00%, 01/01/2035(g)	1,500	1,588,043
5.00%, 01/01/2027(g)	1,000	1,039,243
5.00%, 01/01/2032(g)	1,000	1,117,167
5.00%, 01/01/2033(g)	1,000	1,130,152
South Jersey Transportation Authority BAM Series 2022 5.25%, 11/01/2052	1,000	1,066,106
State of New Jersey Series 2020 5.00%, 06/01/2025	2,000	2,031,064
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	3,260	3,290,949
Township of Woodbridge NJ Series 2024 4.00%, 03/14/2025	2,000	2,005,928

		36,535,182

New Mexico – 0.5%
City of Albuquerque NM Series 2020-A 5.00%, 07/01/2024	1,000	1,001,692
Series 2023-A 5.00%, 07/01/2024	1,250	1,252,115
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2049	1,000	804,794

		3,058,601

New York – 7.8%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(c)	500	447,320
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062	1,000	1,013,010
City of New York NY Series 2024-C 4.00%, 03/01/2046	1,000	963,512

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024-D 4.00%, 04/01/2045	$1,000	$967,266
Federal Home Loan Mortgage Corp. Series 2024-M 4.617%, 08/25/2041(c)	1,290	1,254,188
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.50%, 06/15/2057	2,000	2,008,908
Long Island Power Authority Series 2023-E 5.00%, 09/01/2048	1,000	1,079,521
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,071,466
Series 2020-C 5.00%, 11/15/2050	1,000	1,032,472
5.25%, 11/15/2055	1,000	1,038,755
Series 2020-E 4.00%, 11/15/2026	1,155	1,171,854
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 6.00%, 07/01/2057(c)	1,000	1,003,517
Monroe County Industrial Development Corp./NY (St. Ann's of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	550	472,051
New York City Municipal Water Finance Authority Series 2023 5.00%, 06/15/2034	1,000	1,176,473
Series 2024-C 4.25%, 06/15/2054	2,000	1,965,711
New York City Municipal Water Finance Authority (Pre-refunded – US Treasuries) Series 2015-G 5.00%, 06/15/2027	1,000	1,017,776

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	$865	$923,199
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	52,627
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(c)	1,215	1,202,609
5.375%, 11/15/2040(c)	115	115,234
New York Power Authority (New York Power Authority SFP Transmission Project) AGM Series 2023 5.00%, 11/15/2053	2,000	2,143,581
New York State Dormitory Authority (Cornell University) Series 2024-A 5.50%, 07/01/2054	2,000	2,246,204
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(c)	1,000	927,393
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	272,380
New York Transportation Development Corp. (JFK NTO LLC) AGM Series 2023 5.00%, 06/30/2049	1,000	1,030,138
5.125%, 06/30/2060	2,000	2,066,717
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	147,474
Suffolk Regional Off-Track Betting Co. Series 2024 6.00%, 12/01/2053	1,000	1,009,403
Town of Oyster Bay NY Series 2024 4.00%, 03/07/2025	5,000	5,016,451

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	$500	$362,315
Series 2022 3.596% (SOFR + 1.05%), 04/01/2026(a)	10,000	10,018,550
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	98,192
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(c)	100	77,869

		45,394,136

North Carolina – 2.0%
City of Charlotte NC (City of Charlotte NC COP) Series 2021-A 5.00%, 06/01/2024	1,025	1,025,946
City of Charlotte NC Airport Revenue Series 2021-B 5.00%, 07/01/2025	1,060	1,073,576
Series 2023 5.00%, 07/01/2048	2,200	2,283,323
Fayetteville State University Series 2023 5.00%, 04/01/2038(c)	1,045	1,120,267
Greater Asheville Regional Airport Authority AGM Series 2023 5.25%, 07/01/2048	2,500	2,652,785
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	515,186
AGM Series 2024 Zero Coupon, 01/01/2053	1,000	236,593
State of North Carolina Series 2019-B 5.00%, 06/01/2024	3,000	3,002,719

		11,910,395

North Dakota – 0.4%
City of Grand Forks ND (Altru Health System Obligated Group) AGM Series 2023-A 5.00%, 12/01/2048	1,000	1,028,083
5.00%, 12/01/2053	1,250	1,273,283

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(d)(e)(f)(k)(l)	$100	$1,300

		2,302,666

Ohio – 3.5%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	1,750	1,584,221
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	176,502
Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(c)	480	377,285
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2024	1,160	1,166,535
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	365,086
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	205,429
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2042	1,000	1,005,659
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	78,210
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	100	26,300

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	$1,000	$1,084,271
6.75%, 12/01/2052	250	268,915
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(c)	1,000	745,282
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	580	547,872
Ohio Water Development Authority (Ohio Water Development Authority State Lease) Series 2016-B 5.00%, 06/01/2025	1,000	1,016,597
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	97,364
State of Ohio Series 2017-U 5.00%, 05/01/2025	2,000	2,030,812
University of Toledo Series 2023-B 4.624% (SOFR + 0.90%), 06/01/2036(a)(b)(c)	10,000	9,744,876

		20,521,216

Oklahoma – 0.3%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.50%, 08/15/2052	1,000	1,016,442
Series 2022-A 5.50%, 08/15/2044	1,000	998,397

		2,014,839

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.375%, 11/15/2055	1,000	917,220

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.1%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(c)	$498	$508,508

Pennsylvania – 8.3%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 4.47% (MUNIPSA + 0.70%), 11/15/2047(b)	2,000	1,989,825
Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Corp. Revenue) Series 2022 5.25%, 05/01/2042(c)	480	465,165
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	639,132
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	1,000	722,715
5.00%, 07/01/2054	250	194,111
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.625%, 10/15/2042(c)	250	245,879
Commonwealth of Pennsylvania Series 2015-S 5.00%, 08/15/2024	2,255	2,262,659
Series 2019 5.00%, 07/15/2025	1,000	1,018,456
Series 2023 5.00%, 09/01/2024	1,000	1,004,011
Lancaster County Hospital Authority/PA (St. Anne's Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	1,000	859,177

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2052	$2,000	$2,047,302
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	82,739
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	1,000	735,764
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.25%, 06/30/2053	1,000	1,036,224
AGM Series 2022 5.00%, 12/31/2057	1,000	1,039,853
5.75%, 12/31/2062	1,000	1,102,372
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	510	385,842
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	885	868,797
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	100,232
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.47% (MUNIPSA + 0.70%), 11/15/2047(b)	3,000	2,984,738
Pennsylvania Turnpike Commission Registration Fee Revenue Series 2023 3.65% (MUNISPA + 0.70%), 07/15/2041(a)(b)	10,000	10,003,475

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	$100	$89,264
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	1,000	990,011
Philadelphia Authority for Industrial Development (Pre-refunded – US Treasuries) Series 2014A 5.00%, 07/01/2042	1,430	1,432,043
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.52% (SOFR + 0.80%), 09/01/2040(a)(b)(c)	10,000	9,726,643
School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044	1,350	1,400,503
Series 2023-A
5.00%, 06/28/2024	5,000	5,005,710

		48,432,642

Puerto Rico – 3.0%
Children's Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,600	207,390
Series 2008-B Zero Coupon, 05/15/2057	5,000	305,278
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	20	19,948
Zero Coupon, 07/01/2033	779	509,825
4.00%, 07/01/2033	2,000	1,966,754
4.00%, 07/01/2046	134	120,731
5.625%, 07/01/2027	286	297,299
Series 2022-A Zero Coupon, 11/01/2051	805	381,547
5.07%, 11/01/2051	2,606	1,563,520
Series 2022-C 0.00%, 11/01/2043	5,476	3,257,965
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	88	84,881
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	31	31,107

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2020-A 5.00%, 07/01/2035(c)	$500	$524,693
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(d)(e)	85	22,313
5.00%, 07/01/2037(d)(e)	600	157,500
Series 2008-W 5.00%, 07/01/2028(d)(e)	245	64,312
Series 2008-WW 5.375%, 07/01/2024(d)(e)	125	32,813
Series 2010-A 5.25%, 07/01/2029(d)(e)	100	26,250
5.25%, 07/01/2030(d)(e)	15	3,938
Series 2010-C 5.00%, 07/01/2024(d)(e)	25	6,563
5.25%, 07/01/2027(d)(e)	150	39,375
5.25%, 07/01/2028(d)(e)	305	80,062
Series 2010-DDD 5.00%, 07/01/2021(d)(j)	15	3,938
Series 2010-X 5.25%, 07/01/2040(d)(e)	820	215,250
5.75%, 07/01/2036(d)(e)	625	164,062
Series 2010-ZZ 5.25%, 07/01/2018(d)(j)	150	39,375
5.25%, 07/01/2024(d)(e)	40	10,500
Series 2012-A 5.00%, 07/01/2029(d)(e)	50	13,125
5.00%, 07/01/2042(d)(e)	100	26,250
5.05%, 07/01/2042(d)(e)	110	28,875
Series 2013-A 7.00%, 07/01/2033(d)(e)	100	26,250
7.00%, 07/01/2040(d)(e)	100	26,250
AGM Series 2007-V 5.25%, 07/01/2027	1,000	998,773
5.25%, 07/01/2031	375	372,764
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,000	2,042,812
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth Series 2023-A 6.625%, 01/01/2027	32	31,175
6.625%, 01/01/2028	242	237,226

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) 12.50%, 12/15/2025(k)	$56	$54,513
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.75%, 01/01/2045	1,000	1,186,332
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	3	2,981
Zero Coupon, 07/01/2027	17	15,054
Zero Coupon, 07/01/2029	17	13,926
Zero Coupon, 07/01/2046	2,111	658,260
Series 2019-A 4.329%, 07/01/2040	440	429,424
5.00%, 07/01/2058	867	863,419

		17,164,598

South Carolina – 0.7%
Columbia Housing Authority/SC (Garden Lakes Apartments) Series 2022 4.80%, 11/01/2024	150	148,019
5.26%, 11/01/2032	100	97,069
5.41%, 11/01/2039	310	295,920
6.28%, 11/01/2039	100	95,134
Greenville Housing Authority/SC (Victor Verdae Apartments) Series 2023 6.16%, 05/01/2063(c)	1,000	994,142
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 10/01/2054	1,000	1,051,674
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023-A 6.50%, 02/01/2056(c)	565	554,144
Series 2023-B 7.50%, 08/01/2047(c)	210	203,905

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(d)(e)(f)	$100	$63,932
6.50%, 06/01/2051(d)(e)(f)	300	174,136
South Carolina Jobs-Economic Development Authority (PSG Patriot's Place Apartments LLC) Series 2022 0.00%, 06/01/2052(h)	410	300,987
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	265	269,815

		4,248,877

South Dakota – 0.0%
South Dakota Housing Development Authority (Schuett Spearfish LP) Series 2023 6.15%, 09/01/2039	150	153,078

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	370	338,544
5.125%, 12/01/2042(c)	1,000	889,392
Series 2016-B Zero Coupon, 12/01/2031(c)	150	96,161
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	30	29,473
4.00%, 08/01/2038	100	96,486
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042(c)	200	201,547
9.50%, 11/01/2052(c)	400	403,068
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	250	194,205

52 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	$135	$35,505
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	219,621
Metropolitan Government Nashville & Davidson County Industrial Development Board (Nashville & Davidson County TN South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	1,000	351,435
4.00%, 06/01/2051(c)	100	80,625
Metropolitan Government Nashville & Davidson County Sports Authority (Metropolitan Government of Nashville & Davidson County TN) AGM Series 2023-A 5.25%, 07/01/2053	1,000	1,067,692
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	1,000	1,051,021
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	1,000	1,030,179
Wilson County Health & Educational Facilities Board (Limestone Trail Apartments) Series 2021 4.00%, 12/01/2039	200	164,289
4.25%, 12/01/2024	200	194,893

		6,444,136

Texas – 5.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	250	194,843

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-B 5.00%, 10/01/2050(c)	$500	$425,852
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	500	499,243
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(c)	200	205,464
6.375%, 06/01/2062(c)	250	257,200
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	504,522
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(c)	400	291,037
Board of Regents of the University of Texas System Series 2017-C 5.00%, 08/15/2025	1,000	1,020,093
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	500	492,906
City of Abilene TX (Pre-refunded – US Treasuries) Series 2015 5.00%, 02/15/2033	1,245	1,258,024
City of Austin TX Water & Wastewater System Revenue Series 2022 5.00%, 11/15/2024	1,850	1,861,331
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(c)	4,760	331,083
6.00%, 12/01/2062	555	536,397
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(c)	270	263,645
6.25%, 12/01/2054(c)	100	91,874

54 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Fort Worth TX Series 2020 5.00%, 03/01/2025	$2,000	$2,022,970
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	160,514
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,000	914,037
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	100	99,510
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 4.62% (MUNIPSA + 0.85%), 07/01/2049(b)	1,000	996,379
Hidalgo County Regional Mobility Authority Series 2022-A Zero Coupon, 12/01/2050	1,000	237,022
Series 2022-B Zero Coupon, 12/01/2042	1,400	512,063
Lewisville Independent School District Series 2017 5.00%, 08/15/2024	1,320	1,324,193
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	507,513
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	450	445,007
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027(f)	915	913,776
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	300	214,753

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	$100	$71,792
Series 2022 4.00%, 01/01/2047	100	65,065
5.00%, 01/01/2057	200	142,273
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	1,000	936,390
Pflugerville Independent School District Series 2023-A 4.00%, 02/15/2044	2,000	1,922,394
5.00%, 02/15/2025	1,040	1,050,694
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	500	386,071
Series 2021 2.625%, 01/01/2031(c)	300	256,124
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(d)(e)(m)	456	296,492
Texas A&M University Series 2021-A 5.00%, 05/15/2024	1,210	1,210,379
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	1,000	1,036,322
5.00%, 12/15/2031	1,000	1,047,090
Texas Municipal Gas Acquisition & Supply Corp. II (JPMorgan Chase & Co.) Series 2012-C 4.38% (CME Term SOFR 3 Month + 0.86%), 09/15/2027(b)	3,000	2,992,593

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-B 5.50%, 01/01/2054	$3,000	$3,307,750
Texas Transportation Commission State Highway Fund Series 2024 5.00%, 04/01/2025	1,000	1,012,232
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2023-A 5.00%, 10/15/2058	2,000	2,115,338

		34,430,250

Utah – 0.5%
Military Installation Development Authority (Military Installation Development Authority Military Recreation Assessment Area) Series 2021-A 4.00%, 06/01/2052	500	357,885
State of Utah Series 2020-B 5.00%, 07/01/2024	1,250	1,252,399
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2046	1,000	954,795
Wohali Public Infrastructure District No. 1 (Wohali Public Infrastructure District No. 1 Assessment Area No. 1) Series 2023 7.00%, 12/01/2042(c)	200	197,365

		2,762,444

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2022 5.00%, 06/01/2052(c)	500	503,111

Virginia – 2.9%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	500	478,865

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District) Series 2023 6.25%, 08/01/2045(c)	$615	$577,978
County of Fairfax VA Series 2024-A 5.00%, 10/01/2025	1,000	1,022,754
County of Loudoun VA Series 2016-A 4.00%, 12/01/2025	1,000	1,010,281
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	2,000	1,994,233
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	1,000	1,030,152
US Bank Trust Co. NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	281	246,936
Virginia College Building Authority (Marymount University) Series 2015-A 5.00%, 07/01/2045(c)	1,000	908,726
Virginia Port Authority (Pre-refunded – US Treasuries) Series 2015-A 5.00%, 07/01/2030	1,000	1,012,807
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2020-B 5.00%, 08/01/2024	1,000	1,002,676
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2034	2,000	2,019,307
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(c)	430	413,924

58 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2023 5.00%, 11/01/2052	$4,000	$3,996,744
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 8.50%, 06/01/2042(c)	615	601,575
9.217% (SOFR + 5.50%), 06/01/2029(b)(c)	530	516,273

		16,833,231

Washington – 2.2%
County of King WA Series 2017 5.00%, 07/01/2024	1,510	1,512,780
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project (Pre-refunded – US Treasuries) Series 2014-A 4.00%, 01/01/2044	5,000	4,999,940
Grays Harbor County Public Hospital District No. 1 Series 2023 6.875%, 12/01/2053	100	101,320
King County School District No. 411 Issaquah Series 2015 5.00%, 12/01/2025	1,000	1,016,143
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	281,913
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	510	510,761
State of Washington Series 2020-R 5.00%, 07/01/2025	1,000	1,017,672
Series 2022-R 5.00%, 07/01/2025	1,000	1,017,672
Series 2024-C 5.00%, 02/01/2025	1,000	1,010,800
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group)
Series 2013 5.25%, 01/01/2043(c)	1,000	862,971

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 59

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 01/01/2055(c)	$1,000	$749,839

		13,081,811

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(c)	250	196,782
County of Monongalia WV (Monongalia County Building Commission Development District No. 4) Series 2023 5.75%, 06/01/2043(c)	1,000	1,046,917
Monongalia County Commission Excise Tax District Series 2023 7.00%, 06/01/2043(c)	100	105,222
8.00%, 06/01/2053(c)(h)	545	115,812
West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038(c)	1,000	1,009,522

		2,474,255

Wisconsin – 3.6%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	200	147,152
State of Wisconsin Series 2022-1 5.00%, 05/01/2024	1,000	1,000,000
Series 2025-1 5.00%, 05/01/2033(g)	1,000	1,117,219
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	200	189,577
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,021,790

60 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	$100	$63,529
4.00%, 01/01/2057	1,000	576,158
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	79,431
Wisconsin Health & Educational Facilities Authority (St. John's Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036	775	702,774
4.00%, 09/15/2041	765	649,080
4.00%, 09/15/2045	650	518,541
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	100	86,937
Series 2022-A 3.875%, 12/01/2039(c)	460	397,002
Wisconsin Public Finance Authority Series 2024 Zero Coupon, 02/01/2031	1,000	615,219
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(c)	350	319,300
Wisconsin Public Finance Authority (Bayhealth Medical Center Obligated Group) Series 2021 4.00%, 07/01/2024	1,360	1,359,928
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(f)	1,000	854,666
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	97,618

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 6.00%, 02/01/2062(c)	$1,000	$1,008,978
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053(c)	1,000	1,005,686
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(c)	500	498,636
6.625%, 02/01/2046(c)	375	348,715
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,315	1,234,485
Wisconsin Public Finance Authority (KDC Agribusiness LLC) 12.00%, 09/14/2023(d)(j)(k)(l)	284	28,400
Series 2022 15.00%, 04/30/2023(d)(f)(j)(k)(l)	600	– 0	–
Series 2023 15.00%, 04/30/2023(f)(j)(k)(l)	175	– 0	–
Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 7.25%, 12/01/2042(c)	265	265,982
7.50%, 12/01/2052(c)	160	162,101
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	295	232,569
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(c)	200	136,929
Wisconsin Public Finance Authority (Pre-refunded – US Treasuries) Series 2020 5.00%, 04/01/2050(c)	25	27,548
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	1,020,384

62 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (RBS Evolution LLC) Series 2023 10.00%, 11/01/2038(c)	$600	$600,992
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2050(c)	475	467,492
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	500	340,353
Series 2022 4.00%, 06/01/2049(c)	100	71,786
Wisconsin Public Finance Authority (Southeast Overtown Park West Community Redevelopment Agency) Series 2024 5.00%, 06/01/2041(c)	1,000	995,281
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	1,300	1,120,900
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2025(c)	100	100,299
5.00%, 10/01/2027(c)	130	132,010
5.00%, 10/01/2029(c)	100	102,885
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(c)	500	440,846
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051(c)	1,000	751,237

		20,890,415

Total Long-Term Municipal Bonds (cost $604,612,241)		591,432,943

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 63

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 3.5%
Illinois – 0.5%
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 3.75%, 01/01/2029(n)	$200	$200,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 3.82%, 08/01/2035(n)	385	385,000
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 3.75%, 11/15/2037(n)	2,000	2,000,000

		2,585,000

Massachusetts – 0.2%
Massachusetts Health & Educational Facilities Authority (Baystate Total Home Care, Inc.) Series 2009K 3.75%, 07/01/2039(n)	1,400	1,400,000

Missouri – 0.3%
Health & Educational Facilities Authority of the State of Missouri (St Louis University/US) Series 2013-B 3.95%, 10/01/2035(n)	1,580	1,580,000

New York – 1.5%
City of New York NY Series 2008-L 3.75%, 04/01/2038(n)	5,350	5,350,000
Triborough Bridge & Tunnel Authority Series 2018-2 3.75%, 01/01/2031(n)	3,500	3,500,000

		8,850,000

Ohio – 0.8%
County of Montgomery OH (Premier Health Partners Obligated Group) Series 2019 3.85%, 11/15/2045(n)	2,775	2,775,000
State of Ohio (University Hospitals Health System, Inc. Obligated Group) Series 2018 3.83%, 01/15/2046(n)	1,900	1,900,000

		4,675,000

64 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 0.2%
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group) Series 2011C 3.75%, 11/15/2050(n)	$1,400	$1,400,000

Total Short-Term Municipal Notes (cost $20,490,000)		20,490,000

Total Municipal Obligations (cost $625,102,241)		611,922,943

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Agency CMBS – 0.3%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	967	932,700
Series 2021-2, Class X 0.82%, 03/25/2035(o)	967	44,272
Series 2021-3, Class A 3.25%, 08/20/2036	241	218,214
Series 2021-3, Class X 0.79%, 08/20/2036(o)	963	48,271
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class XUS 1.00%, 09/25/2036(o)	1,171	76,339
Series M052 2.65%, 06/15/2036	375	297,448

		1,617,244

Non-Agency Fixed Rate CMBS – 0.2%
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	188	173,772
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	149	147,968
City of Fort Wayne IN 10.75%, 12/01/2029(d)(e)	33	3
National Finance Authority Series 2022-2, Class X 0.697%, 10/01/2036(o)	980	45,690

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	$201	$193,316
Series 2022-1, Class X 0.35%, 09/20/2036(o)	977	20,984
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	273	247,833
Series 2021-1, Class X 0.726%, 12/20/2035(o)	957	41,682
Series 2023-1, Class X 1.492%, 04/20/2037(o)	1,994	212,083

		1,083,331

Non-Agency Floating Rate CMBS – 0.0%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.368% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(b)(c)	250	248,993

Total Commercial Mortgage-Backed Securities (cost $3,330,781)		2,949,568

CORPORATES - INVESTMENT GRADE – 0.5%
Financial Institutions – 0.3%
Banking – 0.3%
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(p)	100	93,772
Citigroup, Inc. Series Z 7.375%, 05/15/2028(p)	1,000	1,022,630
Comerica, Inc. 5.625%, 07/01/2025(p)	100	96,145
Fifth Third Bancorp Series L 4.50%, 09/30/2025(p)	100	95,385
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(p)	100	89,420
JPMorgan Chase & Co. Series Q 8.818% (CME Term SOFR 3 Month + 3.51%), 05/01/2024(b)(p)	350	350,000
Truist Financial Corp. Series Q 5.10%, 03/01/2030(p)	100	90,684

66 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. Series BB 3.90%, 03/15/2026(p)	$100	$94,735

		1,932,771

Industrial – 0.2%
Consumer Cyclical - Entertainment – 0.2%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	916,490

Total Corporates - Investment Grade (cost $2,952,072)		2,849,261

CORPORATES - NON-INVESTMENT GRADE – 0.4%
Industrial – 0.3%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(c)	309	223,982
DISH DBS Corp. 5.25%, 12/01/2026(c)	240	188,954
5.75%, 12/01/2028(c)	250	169,438

		582,374

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 4.00%, 08/01/2028(c)	400	365,104
Wild Rivers Water Park 8.50%, 11/01/2051(k)(l)	1,225	752,299

		1,117,403

Consumer Non-Cyclical – 0.0%
Tower Health Series 2020 4.451%, 02/01/2050	400	196,680

Energy – 0.0%
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024(f)(k)(l)	10	3,000
Series 23A 15.00%, 07/31/2024(f)(k)(l)	5	1,500

		4,500

Other Industrial – 0.0%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023(f)(k)(l)	10	10,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(d)(e)(k)(l)	$200	$44,000

		1,954,957

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(p)	225	220,824

Total Corporates - Non-Investment Grade (cost $2,866,347)		2,175,781

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.2%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(c)	1,427	1,436,509

Other ABS - Fixed Rate – 0.1%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	7	7,239
Domino's Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)	195	169,899
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	90	90,747
5.25%, 07/01/2041	103	99,956
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2025(d)(e)(k)(l)(m)	552	– 0	–

		367,841

Total Asset-Backed Securities (cost $2,402,970)		1,804,350

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.345% (CME Term SOFR + 3.01%), 07/25/2024(b)	18	18,142

68 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 9.445% (CME Term SOFR + 4.11%), 05/25/2025(b)	$25	$25,452
Series 2016-C01, Class 1M2 12.195% (CME Term SOFR + 6.86%), 08/25/2028(b)	55	57,926
Series 2016-C02, Class 1M2 11.445% (CME Term SOFR + 6.11%), 09/25/2028(b)	57	58,640
Series 2017-C04, Class 2M2 8.295% (CME Term SOFR + 2.96%), 11/25/2029(b)	146	150,490

Total Collateralized Mortgage Obligations (cost $295,883)		310,650

COLLATERALIZED LOAN OBLIGATIONS – 0.0%
CLO - Floating Rate – 0.0%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 6.73% (CME Term SOFR 3 Month + 1.40%), 01/15/2031(b)(c) (cost $130,959)	131	131,225

	Shares
PREFERRED STOCKS – 0.0%
Utility – 0.0%
Energy – 0.0%
AES Puerto Rico LP 0.00%(d)(k)(l) (cost $96,592)	5,320	15,481

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(q)(r)(s) (cost $6,747,899)	6,747,899	6,747,899

Total Investments – 108.0% (cost $643,925,744)		628,907,158
Other assets less liabilities – (8.0)%		(46,418,604)

Net Assets – 100.0%		$582,488,554

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 69

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	14,900	07/31/2029	1 Day SOFR	3.986%	Annual	$(374,945)	$	– 0	–	$(374,945)
USD	10,800	07/31/2029	1 Day SOFR	3.975%	Annual	(270,039)		– 0	–	(270,039)
USD	22,700	11/01/2030	1 Day SOFR	3.877%	Annual	(805,627)		– 0	–	(805,627)
USD	3,900	11/01/2030	1 Day SOFR	3.768%	Annual	(162,972)		– 0	–	(162,972)
USD	3,700	11/01/2030	1 Day SOFR	3.636%	Annual	(182,961)		– 0	–	(182,961)
USD	16,600	01/08/2031	1 Day SOFR	3.616%	Annual	(833,942)		– 0	–	(833,942)
USD	9,900	01/08/2031	1 Day SOFR	3.808%	Annual	(374,497)		– 0	–	(374,497)

						$(3,004,983)	$	– 0	–	$(3,004,983)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	76	$(9,641)	$(8,976)	$(665)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	231	(29,208)	(24,739)	(4,469)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	448	(56,715)	(53,690)	(3,025)

						$(95,564)	$(87,405)	$(8,159)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	5,000	06/21/2024	MMD 5 Year^	2.970%	Maturity	$17,742	$	– 0	–	$17,742
Citibank, NA	USD	2,000	05/06/2024	MMD 5 Year^	2.740%	Maturity	(11,237)		– 0	–	(11,237)
Citibank, NA	USD	5,000	05/17/2024	MMD 5 Year^	2.710%	Maturity	(38,422)		– 0	–	(38,422)
Citibank, NA	USD	5,000	05/24/2024	MMD 5 Year^	3.130%	Maturity	64,723		– 0	–	64,723
Citibank, NA	USD	5,000	08/26/2024	MMD 5 Year^	3.250%	Maturity	40,262		– 0	–	40,262
Citibank, NA	USD	5,000	08/30/2024	MMD 5 Year^	3.200%	Maturity	55,530		– 0	–	55,530
Citibank, NA	USD	2,000	09/26/2024	MMD 5 Year^	3.490%	Maturity	47,616		– 0	–	47,616
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	232,918		– 0	–	232,918

70 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	3,000	03/27/2025	MMD 5 Year^	2.920%	Maturity	$(34,013)	$	– 0	–	$(34,013)
Morgan Stanley Capital Services LLC	USD	10,000	03/17/2025	MMD 5 Year^	2.910%	Maturity	(115,687)		– 0	–	(115,687)
Morgan Stanley Capital Services LLC	USD	10,000	03/26/2025	MMD 5 Year^	2.880%	Maturity	(132,113)		– 0	–	(132,113)
Morgan Stanley Capital Services LLC	USD	5,000	04/16/2025	MMD 5 Year^	3.040%	Maturity	(31,800)		– 0	–	(31,800)
Morgan Stanley Capital Services LLC	USD	3,000	04/21/2025	MMD 10 Year^	3.220%	Maturity	(154,215)		– 0	–	(154,215)

							$(58,696)	$	– 0	–	$(58,696)

^	Variable interest rate based on the Municipal Market Data AAA General Obligation Scale.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $113,870,438 or 19.5% of net assets.

(d)	Non-income producing security.

(e)	Defaulted.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.93% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$1,908,378	$1,865,223	0.32%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050	08/12/2020 - 07/20/2022	1,101,588	60,000	0.01%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023	08/24/2023	10,000	10,000	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	$100,000	$1,300	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	04/07/2020	52,000	26,300	0.00%
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041	01/14/2021	246,505	184,952	0.03%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/29/2019 - 02/09/2022	937,862	736,960	0.13%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	134,085	35,505	0.01%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029	12/13/2022	493,669	490,125	0.08%
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027	02/03/2023	915,000	913,776	0.16%
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024	01/25/2024	10,000	3,000	0.00%
Red River Biorefinery LLC Series 23A 15.00%, 07/31/2024	05/31/2023	5,000	1,500	0.00%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040	06/16/2021 - 10/20/2022	84,555	63,932	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051	07/20/2022	$269,304	$174,136		0.03%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	1,000,000	854,666		0.15%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023	11/10/2022	600,000	– 0	–	0.00%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 04/30/2023	03/16/2023	175,000	– 0	–	0.00%

(g)	When-Issued or delayed delivery security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(i)	Inverse floater security.

(j)	Defaulted matured security.

(k)	Fair valued by the Adviser.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5,00%, 11/15/2025	11/05/2015 - 01/07/2020	$581,901	$	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5,75%, 12/01/2054	01/30/2020	463,058		296,492		0.05%

(n)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(o)	IO – Interest Only.

(p)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(q)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

(r)	The rate shown represents the 7-day yield as of period end.

(s)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2024, the Fund's percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.5% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

MUNIPSA – SIFMA Municipal Swap Index

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $637,177,845)	$622,159,259
Affiliated issuers (cost $6,747,899)	6,747,899
Cash	1,507
Cash collateral due from broker	3,274,217
Interest receivable	7,691,845
Receivable for capital stock sold	1,133,396
Unrealized appreciation on interest rate swaps	458,791
Receivable due from Adviser	43,223
Receivable for investment securities sold	25,720
Affiliated dividends receivable	25,564

Total assets	641,561,421

Liabilities
Payable for floating rate notes issued(a)	44,670,000
Payable for investment securities purchased	11,344,458
Payable for capital stock redeemed	1,212,320
Unrealized depreciation on interest rate swaps	517,487
Cash collateral due to broker	365,000
Payable for variation margin on centrally cleared swaps	339,034
Advisory fee payable	214,743
Market value on credit default swaps (net premiums received $87,405)	95,564
Administrative fee payable	26,886
Distribution fee payable	16,967
Dividends payable	8,462
Transfer Agent fee payable	4,669
Directors’ fees payable	497
Accrued expenses and other liabilities	256,780

Total liabilities	59,072,867

Net Assets	$582,488,554

Composition of Net Assets
Capital stock, at par	$55,992
Additional paid-in capital	611,001,207
Accumulated loss	(28,568,645)

Net Assets	$582,488,554

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$44,686,436	4,295,750	$10.40	*

C	$9,202,348	884,598	$10.40

Advisor	$528,599,770	50,811,447	$10.40

*	The maximum offering price per share for Class A shares was $10.72 which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$12,633,558
Dividends—Affiliated issuers	420,189	$13,053,747

Expenses
Advisory fee (see Note B)	1,191,687
Distribution fee—Class A	56,031
Distribution fee—Class C	46,332
Transfer agency—Class A	7,971
Transfer agency—Class C	1,647
Transfer agency—Advisor Class	83,508
Custody and accounting	56,771
Registration fees	48,903
Administrative	48,257
Audit and tax	28,442
Printing	22,875
Legal	22,276
Directors’ fees	11,140
Miscellaneous	11,259

Total expenses before interest/bank overdraft expense	1,637,099
Interest/bank overdraft expense	813,932

Total expenses	2,451,031
Less: expenses waived and reimbursed by the Adviser (see Note B)	(222,476)

Net expenses		2,228,555

Net investment income		10,825,192

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,507,950)
Swaps		(16,124)
Net change in unrealized appreciation (depreciation) of:
Investments		28,697,935
Swaps		(1,087,585)

Net gain on investment transactions		26,086,276

Net Increase in Net Assets from Operations		$36,911,468

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,825,192	$15,310,307
Net realized loss on investment transactions	(1,524,074)	(6,759,772)
Net change in unrealized appreciation (depreciation) of investments	27,610,350	(5,283,763)

Net increase in net assets from operations	36,911,468	3,266,772
Distributions to Shareholders
Class A	(824,663)	(1,533,046)
Class C	(135,636)	(217,747)
Advisor Class	(9,306,795)	(14,196,498)
Capital Stock Transactions
Net increase	146,142,027	111,337,694

Total increase	172,786,401	98,657,175
Net Assets
Beginning of period	409,702,153	311,044,978

End of period	$582,488,554	$409,702,153

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$591,403,243		$29,700	(a)	$591,432,943
Short-Term Municipal Notes		– 0	–	20,490,000		– 0	–	20,490,000
Commercial Mortgage-Backed Securities		– 0	–	2,949,568		– 0	–	2,949,568
Corporates – Investment Grade		– 0	–	2,849,261		– 0	–	2,849,261
Corporates – Non-Investment Grade		– 0	–	1,364,982		810,799		2,175,781
Asset-Backed Securities		– 0	–	1,804,350		0	(a)	1,804,350
Collateralized Mortgage Obligations		– 0	–	310,650		– 0	–	310,650
Collateralized Loan Obligations		– 0	–	131,225		– 0	–	131,225
Preferred Stocks		– 0	–	– 0	–	15,481		15,481
Short-Term Investments		6,747,899		– 0	–	– 0	–	6,747,899

Total Investments in Securities		6,747,899		621,303,279		855,980	(a)	628,907,158

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Interest Rate Swaps	$	– 0	–	$458,791	$	– 0	–	$458,791
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(3,004,983)		– 0	–	(3,004,983	)(c)
Credit Default Swaps		– 0	–	(95,564)		– 0	–	(95,564)
Interest Rate Swaps		– 0	–	(517,487)		– 0	–	(517,487)

Total		$6,747,899		$618,144,036		$855,980	(a)	$625,747,915

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund’s liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as level 2.

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

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NOTES TO FINANCIAL STATEMENTS (continued)

are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2024, such reimbursements/waivers amounted to $210,639. The Expense Caps may not be terminated before January 31, 2025.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $48,257.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,445 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $62 from the sale of Class A shares and received $2,755 and $130 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive

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NOTES TO FINANCIAL STATEMENTS (continued)

.10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $11,837.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,157	$195,591	$194,000	$6,748	$420

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$138,606,816	$86,385,943
U.S. government securities	1,300,560	67,927

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,306,504
Gross unrealized depreciation	(25,396,928)

Net unrealized depreciation	$(18,090,424)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2024, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain

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circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts			Payable for variation margin on centrally cleared swaps	$3,004,983	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	$458,791	Unrealized depreciation on interest rate swaps	517,487

Credit contracts			Market value on credit default swaps	95,564

Total		$458,791		$3,618,034

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$118,799	$(1,248,035)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(134,923)	160,450

Total		$(16,124)	$(1,087,585)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Interest Rate Swaps:
Average notional amount	$46,505,714
Centrally Cleared Interest Rate Swaps:
Average notional amount	$59,166,667	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$1,000,265

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$17,742	$ – 0	–	$	– 0	–	$	– 0	–	$17,742
Citibank, NA/Citigroup Global Markets, Inc.	441,049	(88,508)			(352,541)			– 0	–	– 0	–

Total	$458,791	$(88,508)			$(352,541)		$	– 0	–	$17,742	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$88,508	$(88,508)		$	– 0	–	$	– 0	–	$ – 0	–
Credit Suisse International	56,715	– 0	–		(56,715)			– 0	–	– 0	–
JPMorgan Chase Bank, NA	34,013	– 0	–		– 0	–		– 0	–	34,013
Morgan Stanley Capital Services LLC	433,815	– 0	–		(272,000)			– 0	–	161,815

Total	$613,051	$(88,508)			$(328,715)		$	– 0	–	$195,828	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	847,199	3,046,372	$8,820,668	$31,271,523

Shares issued in reinvestment of dividends	48,857	107,545	513,452	1,106,366

Shares converted from Class C	7,979	3,764	83,401	38,457

Shares redeemed	(1,144,280)	(1,563,176)	(11,783,143)	(16,012,440)

Net increase (decrease)	(240,245)	1,594,505	$(2,365,622)	$16,403,906

Class C
Shares sold	180,637	517,959	$1,885,766	$5,363,230

Shares issued in reinvestment of dividends	10,688	16,859	112,324	173,150

Shares converted to Class A	(7,979)	(3,764)	(83,401)	(38,457)

Shares redeemed	(123,117)	(310,833)	(1,288,530)	(3,205,627)

Net increase	60,229	220,221	$626,159	$2,292,296

Advisor Class
Shares sold	21,868,211	32,436,642	$227,695,705	$335,698,276

Shares issued in reinvestment of dividends	506,817	837,066	5,327,164	8,610,054

Shares redeemed	(8,200,765)	(24,599,655)	(85,141,379)	(251,666,838)

Net increase	14,174,263	8,674,053	$147,881,490	$92,641,492

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit

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quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities

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may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,847,447	$832,185

Total taxable distributions	1,847,447	832,185
Tax-exempt distributions	14,099,844	5,462,197

Total distributions paid	$15,947,291	$6,294,382

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,172,834	)(a)
Unrealized appreciation (depreciation)	(45,031,807	)(b)

Total accumulated earnings (deficit)	$(55,204,641	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $10,172,834.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $7,813,959 and a net long-term capital loss carryforward of $2,358,875, which may be carried forward for an indefinite period.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2024, the amount of the Fund’s Floating Rate Notes outstanding was $44,670,000 and the related interest rate was 3.95% to 4.20%. For the six months ended April 30, 2024, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $45,090,330 and 3.47%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

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NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.76	$ 9.87	$ 11.56	$ 10.82	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.20	.36	.21	.22	.29	.30

Net realized and unrealized gain (loss) on investment transactions	.63	(.10)	(1.69)	.75	(.23)	.65

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.83	.26	(1.48)	.97	.06	.95

Less: Dividends
Dividends from net investment income	(.19)	(.37)	(.21)	(.23)	(.33)	(.32)

Net asset value, end of period	$ 10.40	$ 9.76	$ 9.87	$ 11.56	$ 10.82	$ 11.09

Total Return

Total investment return based on net asset value(d)	8.63%	2.43%	(12.93)%	9.02%	.63%	9.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,687	$44,249	$29,037	$29,381	$16,463	$11,932

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.05	%^	.88%	.76%	.76%	.77%	.76%

Expenses, before waivers/reimbursements(e)	1.14	%^	1.00%	.91%	1.08%	1.26%	1.30%

Net investment income(b)	3.88	%^	3.48%	1.91%	1.88%	2.68%	2.78%

Portfolio turnover rate	17%	34%	33%	30%	63%	52%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.16	.28	.12	.11	.20	.22

Net realized and unrealized gain (loss) on investment transactions	.63	(.09)	(1.68)	.77	(.21)	.65

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79	.19	(1.56)	.88	(.01)	.87

Less: Dividends
Dividends from net investment income	(.15)	(.30)	(.13)	(.15)	(.25)	(.24)

Net asset value, end of period	$ 10.40	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09

Total Return

Total investment return based on net asset value(d)	8.23%	1.67%	(13.59)%	8.22%	(.03	)%+	8.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,202	$8,042	$5,964	$7,943	$1,794	$1,596

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.80	%^	1.63%	1.51%	1.51%	1.52%	1.51%

Expenses, before waivers/reimbursements(e)	1.89	%^	1.75%	1.66%	1.81%	2.00%	2.06%

Net investment income(b)	3.13	%^	2.73%	1.08%	.96%	1.91%	2.05%

Portfolio turnover rate	17%	34%	33%	30%	63%	52%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.21	.38	.24	.24	.31	.33

Net realized and unrealized gain (loss) on investment transactions	.64	(.09)	(1.69)	.75	(.21)	.64

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.85	.29	(1.45)	.99	.10	.97

Less: Dividends
Dividends from net investment income	(.21)	(.40)	(.24)	(.26)	(.36)	(.34)

Net asset value, end of period	$ 10.40	$ 9.76	$ 9.87	$ 11.56	$ 10.83	$ 11.09

Total Return

Total investment return based on net asset value(d)	8.66%	2.80%	(12.71)%	9.20%	.97%	9.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$528,600	$357,411	$276,044	$159,988	$57,110	$67,119

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80	%^	.63%	.51%	.51%	.52%	.51%

Expenses, before waivers/reimbursements(e)	.89	%^	.75%	.66%	.82%	.99%	1.05%

Net investment income(b)	4.13	%^	3.72%	2.23%	2.05%	2.87%	3.04%

Portfolio turnover rate	17%	34%	33%	30%	63%	52%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.83	%^	.87%	.90%	1.07%	1.23%	1.29%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.58	%^	1.62%	1.65%	1.79%	1.98%	2.04%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.58	%^	.62%	.65%	.80%	.96%	1.04%

^	Annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1 Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) at a meeting held in person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe

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selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 111

NOTES

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0152-0424

APR  04.30.24

SEMI-ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 26, 2024

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the semi-annual reporting period ended April 30, 2024.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	5.50%	-0.89%

Class C Shares	5.13%	-1.53%

Advisor Class Shares[1]	5.63%	-0.53%

Class R Shares[1,2]	5.37%	-1.03%

Class K Shares[1,2]	5.50%	-0.79%

Class I Shares[1]	5.59%	-0.68%

Class Z Shares[1]	5.62%	-0.65%

Bloomberg US Aggregate Bond Index	4.97%	-1.47%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Effective May 20, 2024, Class R and Class K were liquidated.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2024.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection was the largest contributor, relative to the benchmark, from selections in investment-grade corporate bonds, asset-backed securities, US agency mortgages and commercial mortgage-backed securities (“CMBS”) that were partially offset by losses from selection in high-yield credit default swaps. Sector allocation also contributed, from an underweight to US Treasury bonds, off-benchmark exposure to agency risk-sharing transactions, emerging-market corporate bonds, collateralized loan obligations and high-yield corporate bonds, which were partially offset by losses from off-benchmark exposure to high-yield credit default swaps and inflation-linked securities and an underweight to investment-grade corporates. Overall yield-curve

2 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

positioning detracted. Country allocation and currency decisions did not meaningfully impact results during the period.

Over the 12-month period, all share classes of the Fund except for Class C outperformed the benchmark, before sales charges. Security selection contributed the most to relative performance, from selections in investment-grade corporate bonds, asset-backed securities, CMBS, high-yield credit default swaps and US agency mortgages. Sector allocation added to performance, mostly from off-benchmark exposure to agency risk-sharing transactions, collateralized loan obligations, emerging-market corporate bonds and high-yield corporates, along with underweights to US Treasury bonds and US agency mortgages that were partially offset by losses from off-benchmark high-yield credit default swaps and an underweight to investment-grade corporates. Yield-curve positioning in the US detracted the most from results. Off-benchmark country allocation to Japan detracted more than a gain from off-benchmark allocation to the eurozone. Currency decisions did not impact performance.

The Fund used derivatives in the form of treasury forwards for hedging and investment purposes to manage duration, country exposure and yield-curve positioning during both periods. Currency forwards were utilized to hedge currency risk during both periods. Credit default swaps were used in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes during both periods. Interest rate swaps were used to manage duration, country exposure and yield-curve positioning for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds significantly outperformed developed-market treasuries, mainly due to the performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. Emerging-market local-currency bonds trailed other credit risk sectors as the US dollar was mixed against developed- and emerging-market currencies over the period.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

6 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.02%

1 Year	-0.89%	-5.10%

5 Years	-0.47%	-1.34%

10 Years	1.11%	0.68%

CLASS C SHARES			3.44%

1 Year	-1.53%	-2.48%

5 Years	-1.22%	-1.22%

10 Years[2]	0.37%	0.37%

ADVISOR CLASS SHARES[3]			4.45%

1 Year	-0.53%	-0.53%

5 Years	-0.22%	-0.22%

10 Years	1.37%	1.37%

CLASS R SHARES[3,4]			3.85%

1 Year	-1.03%	-1.03%

5 Years	-0.72%	-0.72%

10 Years	0.86%	0.86%

CLASS K SHARES[3,4]			4.16%

1 Year	-0.79%	-0.79%

5 Years	-0.49%	-0.49%

10 Years	1.12%	1.12%

CLASS I SHARES[3]			4.50%

1 Year	-0.68%	-0.68%

5 Years	-0.26%	-0.26%

10 Years	1.35%	1.35%

CLASS Z SHARES[3]			4.58%

1 Year	-0.65%	-0.65%

5 Years	-0.25%	-0.25%

10 Years	1.37%	1.37%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.92%, 0.92%, 1.59%, 1.39%, 0.89% and 0.81% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2025, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Effective May 20, 2024, Class R and Class K were liquidated.

10 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.80%

5 Years	-0.77%

10 Years	1.03%

CLASS C SHARES

1 Year	0.83%

5 Years	-0.63%

10 Years[1]	0.72%

ADVISOR CLASS SHARES[2]

1 Year	2.94%

5 Years	0.37%

10 Years	1.74%

CLASS R SHARES[2,3]

1 Year	2.43%

5 Years	-0.13%

10 Years	1.22%

CLASS K SHARES[2,3]

1 Year	2.68%

5 Years	0.10%

10 Years	1.47%

CLASS I SHARES[2]

1 Year	2.79%

5 Years	0.34%

10 Years	1.72%

CLASS Z SHARES[2]

1 Year	2.82%

5 Years	0.35%

Since Inception	1.65%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Effective May 20, 2024, Class R and Class K were liquidated.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,055.00	$3.93	0.77%
Hypothetical**	$1,000	$1,021.03	$3.87	0.77%
Class C
Actual	$1,000	$1,051.30	$7.75	1.52%
Hypothetical**	$1,000	$1,017.30	$7.62	1.52%
Advisor Class
Actual	$1,000	$1,056.30	$2.66	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
Class R
Actual	$1,000	$1,053.70	$5.21	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class K
Actual	$1,000	$1,055.00	$3.93	0.77%
Hypothetical**	$1,000	$1,021.03	$3.87	0.77%
Class I
Actual	$1,000	$1,055.90	$2.66	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
Class Z
Actual	$1,000	$1,056.20	$2.66	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $163.9

TOP TEN SECTORS (including derivatives)1

Corporates–Investment Grade[2]	27.1%

Governments–Treasuries[3]	22.4

U.S. Government & Agency Securities	22.2

Mortgage Pass-Throughs	18.8

Asset-Backed Securities	10.2

Collateralized Mortgage Obligations	6.3

Commercial Mortgage-Backed Securities[3]	5.9

Cash & Cash Equivalents	2.6

Collateralized Loan Obligations	2.3

Inflation-Linked Securities	1.4

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	26.2%

Governments–Treasuries	21.7

Mortgage Pass-Throughs	18.1

Asset-Backed Securities	9.9

Collateralized Mortgage Obligations	6.1

Commercial Mortgage-Backed Securities	5.6

Collateralized Loan Obligations	2.2

Inflation-Linked Securities	1.4

Corporates–Non-Investment Grade	1.1

Emerging Markets–Corporate Bonds	1.1

Local Governments–US Municipal Bonds	1.0

Quasi-Sovereigns	0.6

Governments–Sovereign Bonds	0.2

Other	0.2

Short-Term Investments	4.6

100.0%

1

The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Credit Default Swaps.

3	Includes Treasury Futures.

4

The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 27.1%
Financial Institutions – 13.3%
Banking – 10.6%
Ally Financial, Inc. 6.992%, 06/13/2029	U.S.$	270	$275,727
American Express Co. 5.098%, 02/16/2028		436	431,078
Banco Bilbao Vizcaya Argentaria SA 7.883%, 11/15/2034		200	214,596
Banco de Credito del Peru SA 3.125%, 07/01/2030(a)		635	603,790
Banco Santander SA 4.175%, 03/24/2028		400	380,660
9.625%, 05/21/2033(b)		200	213,502
Bank of America Corp. 2.687%, 04/22/2032		207	170,671
2.972%, 02/04/2033		535	441,054
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		212	207,612
6.253%, 09/16/2026(a)		215	215,497
Barclays PLC 6.224%, 05/09/2034		232	232,545
BNP Paribas SA 5.497%, 05/20/2030(a)		436	428,374
BPCE SA 6.508%, 01/18/2035(a)		443	438,597
CaixaBank SA 6.037%, 06/15/2035(a)		200	195,496
6.684%, 09/13/2027(a)		235	238,177
Capital One Financial Corp. 5.468%, 02/01/2029		118	115,848
6.377%, 06/08/2034		319	321,105
Citigroup, Inc. 2.561%, 05/01/2032		645	525,714
Series W 4.00%, 12/10/2025(b)		329	314,096
Credit Agricole SA 6.251%, 01/10/2035(a)		359	355,421
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	261,539
7.146%, 07/13/2027		298	303,853
Discover Bank Series B 5.974%, 08/09/2028		250	243,967
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		500	409,595

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.65%, 10/21/2032	U.S.$	34	$27,522
Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/31/2024(b)(c)		43	42,957
Series V 4.125%, 11/10/2026(b)		268	247,393
HSBC Holdings PLC 4.583%, 06/19/2029		224	213,602
7.39%, 11/03/2028		315	330,221
8.113%, 11/03/2033		277	308,564
Intesa Sanpaolo SpA 7.20%, 11/28/2033(a)		219	229,098
JPMorgan Chase & Co. 2.963%, 01/25/2033		619	514,965
Lloyds Banking Group PLC 5.462%, 01/05/2028		361	357,646
7.50%, 09/27/2025(b)		381	377,727
7.953%, 11/15/2033		304	334,245
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		208	204,300
Morgan Stanley 0.406%, 10/29/2027	EUR	309	302,978
Series G 2.239%, 07/21/2032	U.S.$	287	228,079
Nationwide Building Society 2.972%, 02/16/2028(a)		398	367,855
NatWest Group PLC 6.475%, 06/01/2034		204	204,816
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(b)(c)		62	62,019
Santander Holdings USA, Inc. 6.174%, 01/09/2030		80	79,739
6.499%, 03/09/2029		174	175,484
7.66%, 11/09/2031		9	9,619
Santander UK Group Holdings PLC 6.833%, 11/21/2026		607	613,556
Skandinaviska Enskilda Banken AB 5.125%, 03/05/2027(a)		207	204,907
Societe Generale SA 2.797%, 01/19/2028(a)		537	492,123
Standard Chartered PLC 3.971%, 03/30/2026(a)		268	262,777
6.00%, 07/26/2025(a)(b)		478	467,427
7.101% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	377,184

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Swedbank AB Series NC5 5.625%, 09/17/2024(a)(b)	U.S.$	400	$396,528
UBS Group AG 6.373%, 07/15/2026(a)		369	370,247
7.00%, 02/19/2025(a)(b)		312	310,830
UniCredit SpA 1.982%, 06/03/2027(a)		205	188,778
2.569%, 09/22/2026(a)		391	372,920
3.127%, 06/03/2032(a)		356	294,159
Wells Fargo & Co. 3.35%, 03/02/2033		598	504,658
5.574%, 07/25/2029		98	97,686
7.625%, 09/15/2028(b)		4	4,177
Series BB
3.90%, 03/15/2026(b)		273	258,627

			17,373,927

Brokerage – 0.3%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(b)		469	432,272

Finance – 1.0%
Aircastle Ltd. 4.125%, 05/01/2024		152	152,000
5.95%, 02/15/2029(a)		62	61,039
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		449	418,405
1.95%, 09/20/2026(a)		133	120,897
3.50%, 11/01/2027(a)		136	125,174
4.125%, 08/01/2025(a)		5	4,864
4.875%, 10/01/2025(a)		153	150,018
5.50%, 12/15/2024(a)		294	292,295
6.375%, 07/15/2030(a)		166	168,228
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		228	232,341

			1,725,261

Insurance – 0.9%
Athene Global Funding 1.985%, 08/19/2028(a)		142	121,095
2.55%, 11/19/2030(a)		16	13,041
2.717%, 01/07/2029(a)		43	37,476
5.583%, 01/09/2029(a)		47	46,585
Humana, Inc. 5.375%, 04/15/2031		119	116,081

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife Capital Trust IV 7.875%, 12/15/2037(a)	U.S.$	699	$738,864
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		200	191,712
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(a)		200	193,478

			1,458,332

REITs – 0.5%
American Tower Corp. 2.10%, 06/15/2030		147	119,761
5.20%, 02/15/2029		141	138,588
Crown Castle, Inc. 5.60%, 06/01/2029		100	99,390
5.80%, 03/01/2034		105	104,071
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		310	253,279
4.00%, 01/15/2031		114	99,678

			814,767

			21,804,559

Industrial – 12.6%
Basic – 0.6%
Freeport Indonesia PT 4.763%, 04/14/2027(a)		390	376,666
Glencore Funding LLC 5.338%, 04/04/2027(a)		322	318,677
6.50%, 10/06/2033(a)		94	96,885
Nexa Resources SA 6.75%, 04/09/2034(a)		200	200,690

			992,918

Capital Goods – 1.1%
Boeing Co. (The) 3.25%, 02/01/2028		11	9,937
3.625%, 02/01/2031		66	56,724
5.15%, 05/01/2030		61	57,836
6.298%, 05/01/2029(a)		24	24,095
6.528%, 05/01/2034(a)		56	56,413
CNH Industrial Capital LLC 5.10%, 04/20/2029		266	260,281
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	531,731
Flowserve Corp. 2.80%, 01/15/2032		425	341,551
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		401	401,477

			1,740,045

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	U.S.$	198	$145,209
6.15%, 11/10/2026		158	158,381
Discovery Communications LLC 5.20%, 09/20/2047		178	139,285
5.30%, 05/15/2049		81	63,604
Meta Platforms, Inc. 4.95%, 05/15/2033		193	189,217
Prosus NV 3.257%, 01/19/2027(a)		219	201,617
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		328	210,802

			1,108,115

Communications - Telecommunications – 0.3%
AT&T, Inc. 4.50%, 05/15/2035		109	97,838
5.40%, 02/15/2034		151	147,696
T-Mobile USA, Inc. 5.15%, 04/15/2034		232	223,335

			468,869

Consumer Cyclical - Automotive – 1.7%
Cummins, Inc. 5.15%, 02/20/2034		432	423,628
Ford Motor Co. 3.25%, 02/12/2032		536	432,016
General Motors Financial Co., Inc. 5.75%, 02/08/2031		442	436,692
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		501	464,146
6.50%, 03/10/2028(a)		20	20,202
Hyundai Capital America 5.25%, 01/08/2027(a)		103	101,812
5.30%, 03/19/2027(a)		82	81,086
6.10%, 09/21/2028(a)		234	236,796
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		522	490,816

			2,687,194

Consumer Cyclical - Other – 0.6%
Las Vegas Sands Corp. 3.90%, 08/08/2029		327	291,789
Marriott International, Inc./MD 4.90%, 04/15/2029		384	373,813

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MDC Holdings, Inc. 6.00%, 01/15/2043	U.S.$	346	$340,654

			1,006,256

Consumer Cyclical - Retailers – 0.0%
Tapestry, Inc. 7.70%, 11/27/2030		36	37,261

Consumer Non-Cyclical – 2.1%
Altria Group, Inc. 3.40%, 05/06/2030		750	664,868
BAT Capital Corp. 2.259%, 03/25/2028		864	759,439
6.421%, 08/02/2033		163	167,533
Bayer US Finance LLC 6.125%, 11/21/2026(a)		203	203,292
Cargill, Inc. 5.125%, 10/11/2032(a)		248	241,867
General Mills, Inc. 4.70%, 01/30/2027		123	120,699
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		520	353,792
Philip Morris International, Inc. 5.375%, 02/15/2033		469	459,606
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		349	362,063
Tyson Foods, Inc. 5.70%, 03/15/2034		143	140,246

			3,473,405

Energy – 2.2%
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		550	439,285
5.75%, 01/15/2031(a)		237	231,859
Ecopetrol SA 8.625%, 01/19/2029		271	282,009
EQT Corp. 5.75%, 02/01/2034		184	178,581
Marathon Oil Corp. 6.80%, 03/15/2032		650	683,137
Oleoducto Central SA 4.00%, 07/14/2027(a)		217	200,793
ONEOK, Inc. 6.05%, 09/01/2033		183	185,178
Ovintiv, Inc. 6.25%, 07/15/2033		92	92,706
6.50%, 02/01/2038		43	43,034

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Suncor Energy, Inc. 6.80%, 05/15/2038	U.S.$	534	$560,940
Var Energi ASA 7.50%, 01/15/2028(a)		314	327,788
8.00%, 11/15/2032(a)		402	442,433

			3,667,743

Other Industrial – 0.1%
LKQ Corp. 6.25%, 06/15/2033		145	145,935

Services – 0.2%
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	320	358,521

Technology – 2.1%
Apple, Inc. 4.10%, 08/08/2062	U.S.$	350	274,754
Broadcom, Inc. 4.926%, 05/15/2037(a)		547	499,887
Entegris, Inc. 4.75%, 04/15/2029(a)		395	373,180
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	410	447,979
Infor, Inc. 1.75%, 07/15/2025(a)	U.S.$	279	264,266
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		869	793,988
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		277	276,476
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		298	264,517
TSMC Arizona Corp. 3.875%, 04/22/2027		241	231,160

			3,426,207

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		401	388,645

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		150	144,950

Transportation - Services – 0.6%
ENA Master Trust 4.00%, 05/19/2048(a)		457	321,756
ERAC USA Finance LLC 4.90%, 05/01/2033(a)		288	273,439

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ryder System, Inc. 5.375%, 03/15/2029	U.S.$	347	$344,158

			939,353

			20,585,417

Utility – 1.2%
Electric – 1.2%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		269	225,633
Alexander Funding Trust II 7.467%, 07/31/2028(a)		184	191,914
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		306	224,582
Electricite de France SA 9.125%, 03/15/2033(a)(b)		283	307,768
Engie Energia Chile SA 3.40%, 01/28/2030(a)		349	297,741
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(a)		161	153,948
NRG Energy, Inc. 7.00%, 03/15/2033(a)		362	376,690
Pacific Gas and Electric Co. 5.55%, 05/15/2029		81	80,076
Vistra Operations Co., LLC 6.95%, 10/15/2033(a)		134	139,633

			1,997,985

Total Corporates - Investment Grade (cost $46,811,294)			44,387,961

GOVERNMENTS - TREASURIES – 22.5%
United States – 22.5%
U.S. Treasury Bonds 1.25%, 05/15/2050		1,878	886,181
3.125%, 08/15/2044(d)		1,549	1,192,070
3.25%, 05/15/2042		517	414,410
3.375%, 08/15/2042		992	809,034
3.625%, 05/15/2053		481	392,855
3.875%, 02/15/2043		3,078	2,687,172
3.875%, 05/15/2043		213	185,141
4.00%, 11/15/2042		2,061	1,834,489
4.125%, 08/15/2053		119	106,449
4.375%, 08/15/2043		286	267,247
4.50%, 02/15/2044		270	255,973
4.75%, 11/15/2043		638	624,850
4.75%, 11/15/2053		497	493,894

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.625%, 02/15/2029	U.S.$	682	$620,771
4.00%, 02/29/2028		1,315	1,277,313
4.00%, 02/15/2034		3,454	3,269,588
4.125%, 10/31/2027		863	842,555
4.125%, 03/31/2029		6,367	6,199,261
4.25%, 02/28/2029		5,050	4,945,354
4.375%, 08/31/2028		1,227	1,207,730
4.375%, 11/30/2028		1,783	1,755,042
4.50%, 11/15/2033		1,717	1,691,710
4.875%, 10/31/2028		4,850	4,870,360

Total Governments - Treasuries (cost $38,920,190)			36,829,449

MORTGAGE PASS-THROUGHS – 18.7%
Agency Fixed Rate 30-Year – 17.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		159	140,053
3.50%, 11/01/2049		212	186,436
Series 2022 2.00%, 03/01/2052		1,774	1,354,210
2.50%, 04/01/2052		2,099	1,683,306
3.00%, 03/01/2052		1,173	980,987
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		64	64,135
Series 2007 5.50%, 07/01/2035		10	9,844
Series 2016 4.00%, 02/01/2046		462	430,110
Series 2017 4.00%, 07/01/2044		308	286,354
Series 2018 4.50%, 03/01/2048		115	108,557
4.50%, 10/01/2048		295	277,544
4.50%, 11/01/2048		375	352,706
5.00%, 11/01/2048		149	144,105
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		19	19,058
5.50%, 07/01/2033		42	41,749
Series 2004 5.50%, 04/01/2034		5	5,181
5.50%, 05/01/2034		12	12,488
5.50%, 11/01/2034		18	18,390
5.50%, 01/01/2035		176	177,382

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 02/01/2035	U.S.$	25	$25,451
Series 2007 5.50%, 08/01/2037		126	126,836
Series 2010 4.00%, 12/01/2040		191	177,715
Series 2012 3.50%, 02/01/2042		121	109,187
3.50%, 11/01/2042		1,323	1,197,021
3.50%, 01/01/2043		217	195,847
Series 2013 3.50%, 04/01/2043		766	691,822
4.00%, 10/01/2043		453	419,167
Series 2016 3.50%, 01/01/2047		344	303,394
Series 2018 4.50%, 09/01/2048		633	594,387
Series 2019 3.50%, 08/01/2049		498	437,294
3.50%, 09/01/2049		222	195,434
3.50%, 11/01/2049		451	395,060
Series 2021 2.00%, 07/01/2051		1,878	1,424,785
2.00%, 12/01/2051		1,905	1,441,526
2.50%, 01/01/2052		597	479,686
Series 2022 2.50%, 03/01/2052		1,320	1,059,242
2.50%, 04/01/2052		1,333	1,068,250
2.50%, 05/01/2052		1,767	1,416,140
3.00%, 02/01/2052		1,543	1,290,948
3.00%, 03/01/2052		1,986	1,661,170
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		65	56,167
3.00%, 05/20/2046		156	135,214
Series 2023 5.50%, 04/20/2053		1,065	1,045,233
Series 2024 4.50%, 05/20/2054, TBA		1,582	1,474,101
5.00%, 05/15/2054, TBA		2,900	2,776,511
6.00%, 05/15/2054, TBA		364	365,154
Uniform Mortgage-Backed Security Series 2024 2.00%, 05/13/2054, TBA		245	184,924
5.50%, 05/15/2054, TBA		1,913	1,857,777
6.00%, 05/15/2054, TBA		383	380,095

			29,278,133

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031	U.S.$	83	$77,170
2.50%, 11/01/2031		363	337,114
2.50%, 12/01/2031		482	446,819
2.50%, 01/01/2032		116	107,795
Series 2017 2.50%, 02/01/2032		534	495,416

			1,464,314

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 6.25% (RFUCCT1Y + 2.00%), 01/01/2037(c)		7	7,614

Total Mortgage Pass-Throughs (cost $34,247,448)			30,750,061

ASSET-BACKED SECURITIES – 10.2%
Other ABS - Fixed Rate – 5.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		728	632,095
ACHV ABS Trust Series 2023-4CP, Class B 7.24%, 11/25/2030(a)		437	439,526
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		7	7,022
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		25	24,852
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		17	16,535
Atalaya Equipment Leasing Trust Series 2021-1A, Class C 2.69%, 06/15/2028(a)		600	579,953
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		137	123,165
College Ave Student Loans LLC Series 2021-C, Class C 3.06%, 07/26/2055(a)		207	178,880
Conn’s Receivables Funding LLC Series 2024-A, Class A 7.05%, 01/16/2029(a)		121	120,797

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dext ABS LLC Series 2021-1, Class C 2.29%, 09/15/2028(a)	U.S.$	519	$481,016
Series 2021-1, Class D 2.81%, 03/15/2029(a)		260	232,109
Series 2023-1, Class A2 5.99%, 03/15/2032(a)		428	424,400
Diamond Issuer LLC Series 2021-1A, Class B 2.701%, 11/20/2051(a)		566	478,148
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		228	198,799
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)		206	207,687
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		322	300,902
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		968	859,408
MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)		413	376,689
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		359	308,418
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		390	389,866
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		220	177,828
Pagaya AI Debt Trust Series 2024-1, Class A 6.66%, 07/15/2031(a)		365	365,982
Series 2024-2, Class A 6.319%, 08/15/2031(a)		231	230,878
Series 2024-3, Class A 6.258%, 10/15/2031(a)		356	355,132
Prosper Marketplace Issuance Trust Series 2024-1A, Class A 6.12%, 08/15/2029(a)		424	423,654
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		690	647,439

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)	U.S.$	71	$71,102

			8,652,282

Autos - Fixed Rate – 4.8%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(a)		327	328,216
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)		132	132,455
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		475	471,678
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		60	56,604
Series 2021-N4, Class D 2.30%, 09/11/2028		174	167,779
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		470	455,648
Enterprise Fleet Financing LLC Series 2023-2, Class A2 5.56%, 04/22/2030(a)		439	437,781
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		62	60,126
Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		156	156,397
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	936,497
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	957,858
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	499,842
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		450	432,979
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		470	473,330
Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		204	205,914

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lobel Automobile Receivables Trust Series 2023-2, Class A 7.59%, 04/16/2029(a)	U.S.$	379	$381,729
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	506,796
Prestige Auto Receivables Trust Series 2024-1A, Class A1 5.648%, 04/15/2025(a)		183	183,284
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		169	169,528
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		138	137,206
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		228	227,006
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(a)		141	140,133
United Auto Credit Securitization Trust Series 2024-1, Class A 6.17%, 08/10/2026(a)		73	73,003
US Bank NA Series 2023-1, Class B 6.789%, 08/25/2032(a)		326	326,874

			7,918,663

Credit Cards - Fixed Rate – 0.1%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		251	249,570

Total Asset-Backed Securities (cost $17,664,294)			16,820,515

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.3%
Risk Share Floating Rate – 5.2%
Bellemeade Re Ltd. Series 2022-1, Class M1C 9.03% (CME Term SOFR + 3.70%), 01/26/2032(a)(c)		672	684,165
Series 2023-1, Class M1A 7.53% (CME Term SOFR + 2.20%), 10/25/2033(a)(c)		254	255,713

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2 7.895% (CME Term SOFR + 2.56%), 07/25/2031(a)(c)	U.S.$	16	$16,222
Series 2020-R01, Class 1B1 8.695% (CME Term SOFR + 3.36%), 01/25/2040(a)(c)		500	518,750
Series 2022-R01, Class 1B1 8.48% (CME Term SOFR + 3.15%), 12/25/2041(a)(c)		625	644,342
Series 2022-R02, Class 2M1 6.53% (CME Term SOFR + 1.20%), 01/25/2042(a)(c)		255	254,944
Series 2023-R02, Class 1M1 7.63% (CME Term SOFR + 2.30%), 01/25/2043(a)(c)		192	196,486
Series 2023-R07, Class 2M1 7.28% (CME Term SOFR + 1.95%), 09/25/2043(a)(c)		381	383,233
Series 2024-R02, Class 1M1 6.43% (CME Term SOFR + 1.10%), 02/25/2044(a)(c)		166	165,591
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 10.245% (CME Term SOFR + 4.91%), 05/25/2028(c)		121	125,417
Series 2019-FTR3, Class B2 10.236% (CME Term SOFR + 4.91%), 09/25/2047(a)(c)		700	732,229
Series 2021-HQA4, Class M2 7.68% (CME Term SOFR + 2.35%), 12/25/2041(a)(c)		513	516,622
Series 2022-DNA2, Class M2 9.08% (CME Term SOFR + 3.75%), 02/25/2042(a)(c)		605	635,018
Series 2024-DNA1, Class M1 6.68% (CME Term SOFR + 1.35%), 02/25/2044(a)(c)		350	350,254
Series 2024-HQA1, Class M1 6.58% (CME Term SOFR + 1.25%), 03/25/2044(a)(c)		351	351,726
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C02, Class 1B 17.695% (CME Term SOFR + 12.36%), 09/25/2028(c)		149	172,819

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 1B 17.195% (CME Term SOFR + 11.86%), 10/25/2028(c)	U.S.$	99	$114,722
Series 2016-C06, Class 1B 14.695% (CME Term SOFR + 9.36%), 04/25/2029(c)		376	424,722
Series 2016-C07, Class 2B 14.945% (CME Term SOFR + 9.61%), 05/25/2029(c)		378	430,898
Series 2017-C04, Class 2M2 8.295% (CME Term SOFR + 2.96%), 11/25/2029(c)		167	171,989
Series 2021-R02, Class 2B1 8.63% (CME Term SOFR + 3.30%), 11/25/2041(a)(c)		441	454,040
Home Re Ltd. Series 2023-1, Class M1A 7.48% (CME Term SOFR + 2.15%), 10/25/2033(a)(c)		259	259,986
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.695% (CME Term SOFR + 4.36%), 11/25/2024(a)(c)		17	17,498
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.183% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(a)(c)		218	217,780
Series 2019-3R, Class A 9.145% (CME Term SOFR + 3.81%), 11/27/2031(a)(c)		83	83,293
Series 2020-1R, Class A 8.795% (CME Term SOFR + 3.46%), 02/25/2025(a)(c)		140	138,908
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.695% (CME Term SOFR + 5.36%), 11/25/2025(a)(c)		104	107,335
Series 2015-WF1, Class 2M2 10.945% (CME Term SOFR + 5.61%), 11/25/2025(a)(c)		24	24,724

			8,449,426

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 0.706% (6.04% – CME Term SOFR), 09/15/2047(c)(e)		531	48,312

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4981, Class HS 0.656% (5.99% – CME Term SOFR), 06/25/2050(c)(e)	U.S.$	1,581	$114,925
Federal National Mortgage Association REMICs Series 2015-90, Class SL 0.706% (6.04% – CME Term SOFR), 12/25/2045(c)(e)		702	64,566
Series 2016-77, Class DS 0.556% (5.89% – CME Term SOFR), 10/25/2046(c)(e)		569	48,196
Series 2017-26, Class TS 0.506% (5.84% – CME Term SOFR), 04/25/2047(c)(e)		735	68,200
Series 2017-62, Class AS 0.706% (6.04% – CME Term SOFR), 08/25/2047(c)(e)		621	57,822
Series 2017-97, Class LS 0.756% (6.09% – CME Term SOFR), 12/25/2047(c)(e)		725	76,229
Government National Mortgage Association Series 2017-65, Class ST 0.72% (6.04% – CME Term SOFR 1 Month), 04/20/2047(c)(e)		704	62,957

			541,207

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.811% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(c)		414	129,770
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.931% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(c)		63	50,114
Impac Secured Assets Corp. Series 2005-2, Class A2D 6.291% (CME Term SOFR 1 Month + 0.97%), 03/25/2036(c)		118	92,419
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.531% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(a)(c)		81	84,139
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 5.771% (CME Term SOFR 1 Month + 0.45%), 03/25/2037(c)		490	103,033

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032	U.S.$	452	$77,792

			537,267

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		178	93,208
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		73	49,013
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		46	19,160
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.501%, 07/25/2036		338	264,116

			425,497

Agency Fixed Rate – 0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.24%, 05/28/2035		50	47,618
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)		2,133	318,316

			365,934

Total Collateralized Mortgage Obligations (cost $11,213,327)			10,319,331

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8%
Non-Agency Fixed Rate CMBS – 3.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		960	714,809
Commercial Mortgage Trust Series 2014-LC17, Class B 4.49%, 10/10/2047		800	782,602
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.297%, 08/10/2044(a)		252	119,621
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)		275	261,791

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A2 2.435%, 08/15/2026(g)	U.S.$	719	$680,080
Series 2021-1, Class AS 2.638%, 08/15/2026(g)		25	22,984
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		710	697,572
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.513%, 11/15/2047		890	716,287
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class D 5.129%, 05/15/2045		429	412,502
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	29,294
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		106	106,188
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.748%, 10/15/2049(f)		7,173	204,052
Series 2016-LC25, Class C 4.476%, 12/15/2059		545	474,742
Series 2016-NXS6, Class C 4.537%, 11/15/2049		600	541,071
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		144	134,873

			5,898,468

Non-Agency Floating Rate CMBS – 2.2%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.368% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(a)(c)		1,330	1,324,643
BBCMS Mortgage Trust Series 2020-BID, Class A 7.576% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(a)(c)		692	688,540
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.267% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(a)(c)		142	140,671
Series 2019-IMC, Class E 7.517% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(a)(c)		566	561,503

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.33% (CME Term SOFR + 2.00%), 01/25/2051(a)(c)	U.S.$	63	$61,510
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 8.97% (CME Term SOFR 1 Month + 3.64%), 05/15/2036(a)(c)		520	507,556
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.90% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(a)(c)		322	297,934

			3,582,357

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.121%, 07/16/2046(f)		148	1

Total Commercial Mortgage-Backed Securities (cost $10,428,526)			9,480,826

COLLATERALIZED LOAN OBLIGATIONS – 2.3%
CLO - Floating Rate – 2.3%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 8.636% (CME Term SOFR 3 Month + 3.31%), 07/20/2034(a)(c)		709	666,917
Elevation CLO Ltd. Series 2020-11A, Class D1 9.44% (CME Term SOFR 3 Month + 4.11%), 04/15/2033(a)(c)		1,000	989,014
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.656% (CME Term SOFR 3 Month + 1.33%), 04/20/2034(a)(c)		581	582,956
Peace Park CLO Ltd. Series 2021-1A, Class D 8.536% (CME Term SOFR 3 Month + 3.21%), 10/20/2034(a)(c)		300	300,296
Pikes Peak CLO 8 Series 2021-8A, Class A 6.756% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(a)(c)		675	676,094

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockford Tower CLO Ltd. Series 2021-2A, Class A1 6.746% (CME Term SOFR 3 Month + 1.42%), 07/20/2034(a)(c)	U.S.$	504	$504,469

Total Collateralized Loan Obligations (cost $3,769,589)			3,719,746

INFLATION-LINKED SECURITIES – 1.4%
United States – 1.4%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $2,314,700)		2,571	2,327,182

CORPORATES - NON-INVESTMENT GRADE – 1.2%
Industrial – 1.1%
Basic – 0.2%
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	350,480

Capital Goods – 0.2%
TransDigm, Inc. 6.375%, 03/01/2029(a)		245	243,459

Communications - Media – 0.2%
DISH DBS Corp. 5.75%, 12/01/2028(a)		322	218,235
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	181	166,702

			384,937

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028(a)		181	127,606

Consumer Cyclical - Other – 0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	106	104,673
6.125%, 04/01/2032(a)		61	60,158

			164,831

Consumer Non-Cyclical – 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	100	99,323

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Sunoco LP 7.00%, 05/01/2029(a)	U.S.$	66	$67,020
7.25%, 05/01/2032(a)		92	93,438
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		17	15,529

			175,987

Other Industrial – 0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	382

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)	EUR	181	185,731

			1,732,736

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)	U.S.$	218	213,954

Total Corporates - Non-Investment Grade (cost $2,496,410)			1,946,690

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 0.9%
Basic – 0.5%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		438	390,368
Stillwater Mining Co. 4.00%, 11/16/2026(a)		446	398,752
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		76	51,656

			840,776

Communications - Media – 0.2%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	363,311

Consumer Cyclical - Other – 0.2%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	304,755

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(g)(h)(i)(j)(k)		660	66

			1,508,908

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)	U.S.$	60	$59,091

Other Utility – 0.2%
Aegea Finance SARL 6.75%, 05/20/2029(a)		260	250,861

			309,952

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)(m)		221	12,294
7.125%, 12/26/2046(a)(k)(l)(m)		287	19,758

			32,052

Total Emerging Markets - Corporate Bonds (cost $2,652,512)			1,850,912

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 1.0%
United States – 1.0%
State of California Series 2010 7.625%, 03/01/2040		970	1,135,451
University of California Series 2021-B 3.071%, 05/15/2051		730	492,554

Total Local Governments - US Municipal Bonds (cost $2,051,221)			1,628,005

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.2%
Corp. Nacional del Cobre de Chile 6.44%, 01/26/2036(a)		340	338,619

Hungary – 0.2%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(a)		387	387,000

Mexico – 0.2%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		295	271,031

Total Quasi-Sovereigns (cost $1,028,441)			996,650

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $374,076)	U.S.$	375	$288,937

EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $217,000)		217	190,011

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. Special Investment, Series 1, December 2021 – Class U-1(h)(i)(k)		72	23,542
Mt Logan Re Ltd. Special Investment, Series 1, December 2022 – Class U-1(h)(i)(k)		104	54,612
Mt Logan Re Ltd. Special Investment, Series 2, December 2021 – Class U-1(h)(i)(k)		78	25,641
Mt Logan Re Ltd. Special Investment, Series 2, December 2022 – Class U-1(h)(i)(k)		114	59,485

Total Common Stocks (cost $326,594)			163,280

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.8%
U.S. Treasury Bills – 4.1%
U.S. Treasury Bill Zero Coupon, 05/23/2024	U.S.$	3,235	3,224,492
Zero Coupon, 06/20/2024		1,112	1,103,677
Zero Coupon, 07/25/2024		668	659,933
Zero Coupon, 08/29/2024		1,770	1,739,035

Total U.S. Treasury Bills (cost $6,728,046)			6,727,137

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(n)(o)(p) (cost $1,109,578)	1,109,578	$1,109,578

Total Short-Term Investments (cost $7,837,624)		7,836,715

Total Investments – 103.4% (cost $182,353,246)		169,536,271
Other assets less liabilities – (3.4)%		(5,597,355)

Net Assets – 100.0%		$163,938,916

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	4	June 2024	$440,875	$(6)
U.S. Long Bond (CBT) Futures	20	June 2024	2,276,250	(96,905)
U.S. T-Note 5 Yr (CBT) Futures	243	June 2024	25,452,351	(416,537)
U.S. Ultra Bond (CBT) Futures	110	June 2024	13,151,875	(825,345)

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	17	June 2024	3,445,156	13,017

				$(1,325,776)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	EUR	1,630	USD	1,785	06/12/2024	$43,186
State Street Bank & Trust Co.	USD	6	EUR	6	06/12/2024	12

						$43,198

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)%	Quarterly	3.55%	USD 8,480	$(548,125)	$(564,523)	$16,398
iTraxx Australia Series 41, 5 Year Index, 06/20/2029*	(1.00)	Quarterly	0.71	USD 7,590	(105,796)	(121,517)	15,721
Sale Contracts
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00	Quarterly	0.53	USD 7,590	168,520	164,194	4,326

					$(485,401)	$(521,846)	$36,445

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	2,000	12/13/2029	1.537%	1 Day SOFR	Annual	$315,537	$167,238	$148,299

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	12	$(1,475)	$(938)	$(537)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	23	(2,949)	(2,067)	(882)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	23	(2,949)	(1,910)	(1,039)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	47	(5,898)	(4,519)	(1,379)

						$(13,271)	$(9,434)	$(3,837)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $55,935,769 or 34.1% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Inverse interest only security.

(f)	IO – Interest Only.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.01% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021 - 08/03/2023	$264,649	$261,791	0.16%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	730,031	680,080	0.41%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	25,324	22,984	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	751,360	697,572	0.43%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014 - 01/27/2014	365,927	66	0.00%

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Non-income producing security.

(j)	Defaulted matured security.

(k)	Fair valued by the Adviser.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2024.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RFUCCT1Y – Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $181,243,668)	$168,426,693
Affiliated issuers (cost $1,109,578)	1,109,578
Cash	12,053
Cash collateral due from broker	1,812,823
Foreign currencies, at value (cost $1,541)	1,534
Receivable for investment securities sold	4,382,496
Interest receivable	1,244,297
Receivable for capital stock sold	59,859
Receivable due from Adviser	44,079
Unrealized appreciation on forward currency exchange contracts	43,198
Receivable for variation margin on centrally cleared swaps	38,138
Affiliated dividends receivable	3,129

Total assets	177,177,877

Liabilities
Payable for investment securities purchased	12,112,745
Payable for variation margin on futures	231,632
Payable for capital stock redeemed	202,348
Dividends payable	106,358
Advisory fee payable	60,998
Transfer Agent fee payable	28,476
Distribution fee payable	27,399
Market value on credit default swaps (net premiums received $9,434)	13,271
Foreign capital gains tax payable	6,554
Administrative fee payable	1,214
Directors’ fees payable	648
Accrued expenses	447,318

Total liabilities	13,238,961

Net Assets	$163,938,916

Composition of Net Assets
Capital stock, at par	$18,191
Additional paid-in capital	216,855,919
Accumulated loss	(52,935,194)

Net Assets	$163,938,916

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$121,611,933	13,496,325	$9.01	*

C	$1,982,058	220,518	$8.99

Advisor	$35,017,359	3,884,036	$9.02

R	$431,926	47,951	$9.01

K	$1,786,469	198,135	$9.02

I	$436,354	48,373	$9.02

Z	$2,672,817	295,928	$9.03

*	The maximum offering price per share for Class A shares was $9.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$4,275,834
Dividends
Unaffiliated issuers	145,071
Affiliated issuers	26,565	$4,447,470

Expenses
Advisory fee (see Note B)	386,915
Distribution fee—Class A	161,548
Distribution fee—Class C	9,667
Distribution fee—Class R	1,157
Distribution fee—Class K	2,549
Transfer agency—Class A	109,141
Transfer agency—Class C	1,690
Transfer agency—Advisor Class	29,499
Transfer agency—Class R	602
Transfer agency—Class K	2,039
Transfer agency—Class I	293
Transfer agency—Class Z	503
Custody and accounting	104,623
Registration fees	53,237
Audit and tax	52,747
Printing	25,003
Legal	17,820
Directors’ fees	9,482
Miscellaneous	11,327

Total expenses	979,842
Less: expenses waived and reimbursed by the Adviser (see Note B)	(358,316)

Net expenses		621,526

Net investment income		3,825,944

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(1,234,793)
Forward currency exchange contracts		6,878
Futures		(274,972)
Swaps		(576,719)
Foreign currency transactions		(83,106)
Net change in unrealized appreciation (depreciation) of:
Investments		6,833,077
Forward currency exchange contracts		36,319
Futures		1,063,566
Swaps		(94,611)
Foreign currency denominated assets and liabilities		4,331

Net gain on investment and foreign currency transactions		5,679,970

Net Increase in Net Assets from Operations		$9,505,914

(a)	Net of foreign realized capital gains taxes of $5,060.

See notes to financial statements.

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,825,944		$7,758,090
Net realized loss on investment and foreign currency transactions	(2,162,712)		(13,466,264)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	7,842,682		9,154,416

Net increase in net assets from operations	9,505,914		3,446,242
Distributions to Shareholders
Class A	(2,722,769)		(6,036,127)
Class C	(33,650)		(86,032)
Advisor Class	(780,130)		(1,689,006)
Class R	(9,190)		(16,563)
Class K	(42,668)		(101,738)
Class I	(10,806)		(30,439)
Class Z	(63,710)		(115,328)
Return of capital
Class A	– 0	–	(473,258)
Class C	– 0	–	(6,745)
Advisor Class	– 0	–	(132,425)
Class R	– 0	–	(1,299)
Class K	– 0	–	(7,977)
Class I	– 0	–	(2,387)
Class Z	– 0	–	(9,042)
Capital Stock Transactions
Net decrease	(9,980,394)		(28,355,924)

Total decrease	(4,137,403)		(33,618,048)
Net Assets
Beginning of period	168,076,319		201,694,367

End of period	$163,938,916		$168,076,319

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. At a meeting held on October 31-November 2, 2023, the Company’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. Effective May 20, 2024, Class R and Class K were liquidated. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

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procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$44,387,961		$	– 0	–	$44,387,961
Governments – Treasuries		– 0	–	36,829,449			– 0	–	36,829,449
Mortgage Pass-Throughs		– 0	–	30,750,061			– 0	–	30,750,061
Asset-Backed Securities		– 0	–	16,820,515			– 0	–	16,820,515
Collateralized Mortgage Obligations		– 0	–	10,319,331			– 0	–	10,319,331
Commercial Mortgage-Backed Securities		– 0	–	9,480,826			– 0	–	9,480,826
Collateralized Loan Obligations		– 0	–	3,719,746			– 0	–	3,719,746
Inflation-Linked Securities		– 0	–	2,327,182			– 0	–	2,327,182
Corporates – Non-Investment Grade		– 0	–	1,946,690			– 0	–	1,946,690
Emerging Markets – Corporate Bonds		– 0	–	1,850,846			66		1,850,912
Local Governments – US Municipal Bonds		– 0	–	1,628,005			– 0	–	1,628,005
Quasi-Sovereigns		– 0	–	996,650			– 0	–	996,650
Governments – Sovereign Bonds		– 0	–	288,937			– 0	–	288,937
Emerging Markets – Sovereigns		– 0	–	190,011			– 0	–	190,011
Common Stocks		– 0	–	– 0	–		163,280		163,280
Short-Term Investments:
U.S. Treasury Bills		– 0	–	6,727,137			– 0	–	6,727,137
Investment Companies		1,109,578		– 0	–		– 0	–	1,109,578

Total Investments in Securities		1,109,578		168,263,347			163,346		169,536,271
Other Financial Instruments(a):
Assets:
Futures		13,017		– 0	–		– 0	–	13,017	(b)
Forward Currency Exchange Contracts		– 0	–	43,198			– 0	–	43,198
Centrally Cleared Credit Default Swaps		– 0	–	168,520			– 0	–	168,520	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	315,537			– 0	–	315,537	(b)
Liabilities:
Futures		(1,338,793)		– 0	–		– 0	–	(1,338,793	)(b)
Centrally Cleared Credit Default Swaps		– 0	–	(653,921)			– 0	–	(653,921	)(b)
Credit Default Swaps		– 0	–	(13,271)			– 0	–	(13,271)

Total		$(216,198)		$168,123,410			$163,346		$168,070,558

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

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ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2025 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2024, such reimbursements/waivers amounted to $357,554.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $0.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $56,914 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $921 from the sale of Class A shares and received $476 and $22 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $762.

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$281	$43,037	$42,208	$1,110	$27

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,212,481, $150,321 and $71,295 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$19,092,343	$20,543,952
U.S. government securities	132,925,936	129,410,144

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$911,001
Gross unrealized depreciation	(14,829,647)

Net unrealized depreciation	$(13,918,646)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can

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vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less

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than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2024, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the

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NOTES TO FINANCIAL STATEMENTS (continued)

swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$13,017	*	Payable for variation margin on futures	$1,338,793	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	36,445	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	148,299	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	43,198

Credit contracts				Market value on credit default swaps	13,271

Total		$240,959			$1,352,064

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(274,972)	$1,063,566

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	6,878	36,319

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	40,183	(29,637)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(616,902)	(64,974)

Total		$(844,813)	$1,005,274

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$43,751,702
Average notional amount of sale contracts	$3,701,938	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$516,526	(b)
Average principal amount of sale contracts	$2,256,613
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,000,000
Credit Default Swaps:
Average notional amount of sale contracts	$107,678
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$16,303,971
Average notional amount of sale contracts	$7,774,564

(a)	Positions were open for five months during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$43,198	$	– 0	–	$	– 0	–	$	– 0	–	$43,198

Total	$43,198	$	– 0	–	$	– 0	–	$	– 0	–	$43,198	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Goldman Sachs International	$13,271	$	– 0	–	$	– 0	–	$(13,271)	$	– 0	–

Total	$13,271	$	– 0	–	$	– 0	–	$(13,271)		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that

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NOTES TO FINANCIAL STATEMENTS (continued)

will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2024, the Fund earned drop income of $2,170 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	241,719	561,094	$2,231,860	$5,196,575

Shares issued in reinvestment of dividends	224,164	535,994	2,069,437	4,965,237

Shares converted from Class C	11,304	63,834	104,433	583,370

Shares redeemed	(1,627,383)	(2,915,158)	(14,980,203)	(26,937,136)

Net decrease	(1,150,196)	(1,754,236)	$(10,574,473)	$(16,191,954)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class C
Shares sold	34,958	49,025	$321,686	$452,702

Shares issued in reinvestment of dividends	2,766	6,820	25,459	63,084

Shares converted to Class A	(11,330)	(63,991)	(104,433)	(583,370)

Shares redeemed	(19,083)	(104,353)	(173,664)	(963,722)

Net increase (decrease)	7,311	(112,499)	$69,048	$(1,031,306)

Advisor Class
Shares sold	666,260	888,746	$6,074,323	$8,268,729

Shares issued in reinvestment of dividends	58,166	141,979	537,096	1,316,024

Shares redeemed	(536,060)	(2,329,519)	(4,932,642)	(21,543,120)

Net increase (decrease)	188,366	(1,298,794)	$1,678,777	$(11,958,367)

Class R
Shares sold	4,454	10,799	$41,168	$99,601

Shares issued in reinvestment of dividends	996	1,921	9,192	17,771

Shares redeemed	(6,968)	(5,291)	(63,754)	(48,682)

Net increase (decrease)	(1,518)	7,429	$(13,394)	$68,690

Class K
Shares sold	15,361	53,228	$142,441	$498,699

Shares issued in reinvestment of dividends	4,583	11,843	42,322	109,692

Shares redeemed	(95,599)	(44,462)	(889,647)	(416,566)

Net increase (decrease)	(75,655)	20,609	$(704,884)	$191,825

Class I
Shares sold	26,602	11,143	$245,980	$102,992

Shares issued in reinvestment of dividends	1,132	3,473	10,460	32,238

Shares redeemed	(41,553)	(36,319)	(384,717)	(335,980)

Net decrease	(13,819)	(21,703)	$(128,277)	$(200,750)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class Z
Shares sold	32,165	116,291	$296,502	$1,081,338

Shares issued in reinvestment of dividends	6,723	13,346	62,208	123,608

Shares redeemed	(72,051)	(47,607)	(665,901)	(439,008)

Net increase (decrease)	(33,163)	82,030	$(307,191)	$765,938

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to

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NOTES TO FINANCIAL STATEMENTS (continued)

such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments

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NOTES TO FINANCIAL STATEMENTS (continued)

linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$8,075,233		$6,753,143
Net long-term capital gains	– 0	–	504,410

Total taxable distributions paid	8,075,233		7,257,553
Return of Capital	633,133		– 0	–

Total distributions paid	$8,708,366		$7,257,553

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(38,662,240	)(a)
Unrealized appreciation (depreciation)	(19,677,594	)(b)

Total accumulated earnings (deficit)	$(58,339,834	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $38,622,210. As of October 31, 2023, the cumulative deferred loss on straddles was $30.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $17,848,430 and a net long-term capital loss carryforward of $20,813,780, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.72		$ 9.02		$ 11.25		$ 11.53		$ 11.35		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.20		.37		.26		.25		.29		.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.25)		(2.21)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.48		.12		(1.95)		.14		.51		1.07

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.39)		(.26)		(.28)		(.33)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.42)		(.28)		(.42)		(.33)		(.37)

Net asset value, end of period	$ 9.01		$ 8.72		$ 9.02		$ 11.25		$ 11.53		$ 11.35

Total Return

Total investment return based on net asset value(d)	5.50%		1.13%		(17.57)%		1.22%		4.60%		10.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$121,613		$127,732		$148,009		$203,168		$224,484		$221,033

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.77%		.77%

Expenses, before waivers/reimbursements	1.19	%^	1.17%		1.06%		.99%		.99%		1.04%

Net investment income(b)	4.40	%^	4.05%		2.51%		2.23%		2.58%		2.98%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.70		$ 9.00		$ 11.23		$ 11.50		$ 11.32		$ 10.63

Income From Investment Operations

Net investment income(a)(b)	.17		.30		.17		.17		.21		.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.25)		(2.19)		(.11)		.22		.73

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.45		.05		(2.02)		.06		.43		.98

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.32)		(.19)		(.19)		(.25)		(.29)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)		(.35)		(.21)		(.33)		(.25)		(.29)

Net asset value, end of period	$ 8.99		$ 8.70		$ 9.00		$ 11.23		$ 11.50		$ 11.32

Total Return

Total investment return based on net asset value(d)	5.13%		.37%		(18.22)%		.55%		3.83%		9.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,982		$1,855		$2,932		$5,682		$10,128		$10,564

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.52%		1.52%		1.52%		1.52%

Expenses, before waivers/reimbursements	1.95	%^	1.92%		1.81%		1.74%		1.75%		1.79%

Net investment income(b)	3.67	%^	3.29%		1.69%		1.51%		1.84%		2.24%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.73		$ 9.03		$ 11.26		$ 11.53		$ 11.35		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.21		.40		.28		.28		.32		.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.26)		(2.20)		(.10)		.22		.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.49		.14		(1.92)		.18		.54		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 9.02		$ 8.73		$ 9.03		$ 11.26		$ 11.53		$ 11.35

Total Return

Total investment return based on net asset value(d)	5.63%		1.38	%+	(17.44)%		1.56%		4.86%		10.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,017		$32,248		$45,095		$102,827		$122,108		$104,850

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.94	%^	.92%		.80%		.74%		.74%		.79%

Net investment income(b)	4.65	%^	4.28%		2.66%		2.47%		2.82%		3.21%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.72		$ 9.02		$ 11.25		$ 11.52		$ 11.34		$ 10.65

Income From Investment Operations

Net investment income(a)(b)	.19		.35		.23		.23		.26		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.26)		(2.20)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.47		.09		(1.97)		.12		.48		1.04

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.36)		(.24)		(.25)		(.30)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.39)		(.26)		(.39)		(.30)		(.35)

Net asset value, end of period	$ 9.01		$ 8.72		$ 9.02		$ 11.25		$ 11.52		$ 11.34

Total Return

Total investment return based on net asset value(d)	5.37%		.88%		(17.78)%		1.04%		4.33%		9.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$432		$431		$379		$746		$1,802		$3,298

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%		1.02%		1.02%		1.02%		1.02%

Expenses, before waivers/reimbursements	1.53	%^	1.59%		1.43%		1.37%		1.37%		1.42%

Net investment income(b)	4.16	%^	3.81%		2.21%		1.99%		2.34%		2.73%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.73		$ 9.03		$ 11.26		$ 11.54		$ 11.36		$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.20		.37		.25		.25		.29		.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.25)		(2.20)		(.11)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.48		.12		(1.95)		.14		.51		1.07

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.39)		(.26)		(.28)		(.33)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.42)		(.28)		(.42)		(.33)		(.37)

Net asset value, end of period	$ 9.02		$ 8.73		$ 9.03		$ 11.26		$ 11.54		$ 11.36

Total Return

Total investment return based on net asset value(d)	5.50%		1.13%		(17.56)%		1.22%		4.59%		10.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,786		$2,390		$2,287		$5,736		$6,580		$7,444

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.77%		.77%		.77%		.77%

Expenses, before waivers/reimbursements	1.22	%^	1.39%		1.12%		1.06%		1.07%		1.10%

Net investment income(b)	4.38	%^	4.05%		2.41%		2.24%		2.59%		2.98%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.73		$ 9.04		$ 11.27		$ 11.55		$ 11.36		$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.21		.40		.28		.28		.32		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.27)		(2.20)		(.11)		.23		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.49		.13		(1.92)		.17		.55		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 9.02		$ 8.73		$ 9.04		$ 11.27		$ 11.55		$ 11.36

Total Return

Total investment return based on net asset value(d)	5.59%		1.26	%+	(17.44)%		1.46%		4.93%		10.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$436		$543		$758		$1,819		$2,743		$4,107

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.88	%^	.89%		.75%		.68%		.70%		.75%

Net investment income(b)	4.61	%^	4.29%		2.67%		2.48%		2.85%		3.22%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31,
			2023		2022		2021		2020		2019

Net asset value, beginning of period	$ 8.74		$ 9.04		$ 11.27		$ 11.55		$ 11.37		$ 10.67

Income From Investment Operations

Net investment income(a)(b)	.21		.40		.28		.29		.32		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(.26)		(2.20)		(.12)		.22		.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.49		.14		(1.92)		.17		.54		1.10

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.41)		(.29)		(.31)		(.36)		(.40)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		(.14)		– 0	–	– 0	–

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.44)		(.31)		(.45)		(.36)		(.40)

Net asset value, end of period	$ 9.03		$ 8.74		$ 9.04		$ 11.27		$ 11.55		$ 11.37

Total Return

Total investment return based on net asset value(d)	5.62%		1.38%		(17.34)%		1.46%		4.84%		10.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,673		$2,877		$2,234		$3,193		$5,824		$8,059

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.52%		.52%		.52%		.52%

Expenses, before waivers/reimbursements	.80	%^	.81%		.70%		.64%		.64%		.68%

Net investment income(b)	4.63	%^	4.30%		2.70%		2.51%		2.82%		3.22%

Portfolio turnover rate**	91%		197%		141%		128%		83%		74%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Michael Canter(2), Vice President Matthew S. Sheridan(2), Vice President Serena Zhou(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. Canter and Sheridan and Ms. Zhou are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other

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matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was above the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for

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coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was in line with the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 87

NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0152-0424

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	June 26, 2024